                            PARTICIPATION AGREEMENT
                  (Electric Lightwave, Inc. Trust No. 1995-A)

                          Dated as of April 28, 1995

                                     Among

          ELECTRIC LIGHTWAVE, INC., as Construction Agent and Lessee,

                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION,
              not in its individual capacity except as expressly

               stated herein, but solely as Certificate Trustee,

                       THE PERSONS NAMED ON SCHEDULE I,
                          as Certificate Purchasers,

                       THE PERSONS NAMED ON SCHEDULE II,
                                  as Lenders,

               SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION,
              not in its individual capacity except as expressly stated herein, but solely as Administrative Agent,

                                      and

                       BA LEASING & CAPITAL CORPORATION,
              not in its individual capacity except as expressly
                stated herein, but solely as Information Agent,

                                      and

                          CITIZENS UTILITIES COMPANY,
                                 as Guarantor

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I

    DEFINITIONS............................................................   2

ARTICLE II
    EFFECTIVENESS; ACQUISITION AND LEASE; GENERAL PROVISIONS................  3
    SECTION 2.1.  Effectiveness of Agreement................................  3
    SECTION 2.2.  Agreement to Acquire, Lease, Guaranty and Make Advances...  3
    SECTION 2.3.  Participation by Lenders..................................  3
    SECTION 2.4.  Participation by Certificate Purchasers...................  4
    SECTION 2.5.  Advance Dates; Continuations and Conversions..............  4
    SECTION 2.6.  Commitment Fee............................................  9
    SECTION 2.7.  Participants' Instructions to Certificate
                                Trustee and Administrative Agent............ 10
    SECTION 2.8.  Nature of Transaction..................................... 10
    SECTION 2.9.  Computations  ............................................ 11
    SECTION 2.10. Commitment Reduction...................................... 11
    SECTION 2.11. Commitment Increase....................................... 12
    SECTION 2.12. Event of Taking........................................... 13

ARTICLE III

    CONDITIONS TO ADVANCES AND COMPLETION................................... 13
    SECTION 3.1.  Conditions to All Advances................................ 13
    SECTION 3.2.  Conditions to Advances for Construction and
                                Related Costs of Equipment.................. 16
    SECTION 3.3.  Conditions to Delivery Dates.............................. 17
    SECTION 3.4.  Conditions to First Advance Date for Construction
                                and Related Costs of Equipment.............. 18

ARTICLE IV

    REPRESENTATIONS AND WARRANTIES.......................................... 19
    SECTION 4.1.  Representations and Warranties of Lessee.................. 19
    SECTION 4.2.  Representations and Warranties of each
                                Certificate Purchaser and each Lender....... 23
    SECTION 4.3.  Representations and Warranties of Bank.................... 25
    SECTION 4.4.  Representations and Warranties of Administrative Agent.... 27
    SECTION 4.5.  Representations and Warranties of Information Agent....... 28
    SECTION 4.6.  Representations and Warranties of Guarantor............... 30

ARTICLE V

    COVENANTS OF LESSEE..................................................... 34
    SECTION 5.1.  Further Assurances........................................ 34
    SECTION 5.2.  Consolidation, Merger, Sale, etc.......................... 34
    SECTION 5.3.  Corporate Existence, etc.................................. 37
    SECTION 5.4.  Liens..................................................... 37

                                TABLE OF CONTENTS

                                   (continued)

                                                                          Page

    SECTION 5.5.  Compliance Certificates.................................. 37
    SECTION 5.6.  Change of Name or Address................................ 37
    SECTION 5.7.  Investigation by Authorities............................. 38
    SECTION 5.8.  Information Regarding Systems; Other Information......... 38
    SECTION 5.9.  Securities    ........................................... 38
    SECTION 5.10. Interest Rates........................................... 38
    SECTION 5.11. Tax Reporting............................................ 39
    SECTION 5.12. Searches     ............................................ 39

ARTICLE VI

    OTHER COVENANTS AND AGREEMENTS......................................... 39
    SECTION 6.1.  Cooperation with Lessee.................................. 39
    SECTION 6.2.  Covenants of Certificate Trustee and the
                                Certificate Purchasers..................... 39
    SECTION 6.3.  Restrictions on and Effect of Transfer................... 42
    SECTION 6.4.  Covenants and Agreements of Participants................. 45
    SECTION 6.5.  Required Transfers....................................... 46
    SECTION 6.6.  Affirmative Covenants of Guarantor....................... 46
    SECTION 6.7.  Negative Covenants of Guarantor.......................... 50

ARTICLE VII

    INDEMNIFICATION........................................................ 54
    SECTION 7.1.  General Indemnification.................................. 54
    SECTION 7.2.  General Tax Indemnity.................................... 56
    SECTION 7.3.  Withholding Tax Exemption................................ 60
    SECTION 7.4.  Excessive Use Indemnity.................................. 60
    SECTION 7.5.  Gross Up................................................. 61

ARTICLE VIII

    THE AGENTS............................................................. 61
    SECTION 8.1.  Appointment of Administrative Agent and Information
                        Agent; Powers and Authorization to Take
                        Certain Actions.................................... 61
    SECTION 8.2.  Reliance ................................................ 63
    SECTION 8.3.  Action Upon Instructions Generally....................... 63
    SECTION 8.4.  Indemnification.......................................... 64
    SECTION 8.5.  Independent Credit Investigation......................... 65
    SECTION 8.6.  Refusal to Act........................................... 65
    SECTION 8.7.  Resignation or Removal of an Agent; Appointment
                                of Successor............................... 66
    SECTION 8.8.  Separate Agent........................................... 66
    SECTION 8.9.  Termination of Agencies.................................. 67
    SECTION 8.10. Compensation of Agents................................... 67
    SECTION 8.11. Limitations.............................................. 67

                                TABLE OF CONTENTS

                                   (continued)

                                                                           Page
ARTICLE IX
    MISCELLANEOUS........................................................... 68
    SECTION 9.1.  Survival of Agreements.................................... 68
    SECTION 9.2.  No Broker, etc............................................ 69
    SECTION 9.3.  Notices       ............................................ 69
    SECTION 9.4.  Counterparts  ............................................ 69
    SECTION 9.5.  Amendments    ............................................ 69
    SECTION 9.6.  Headings, etc............................................. 71
    SECTION 9.7.  Parties in Interest....................................... 71
    SECTION 9.8.  GOVERNING LAW ............................................ 71
    SECTION 9.9.  Payment of Transaction Costs and Other Costs.............. 71
    SECTION 9.10. Severability ............................................. 72
    SECTION 9.11. Unconstructed Systems..................................... 72
    SECTION 9.12. Limited Liability of Certificate Trustee.................. 72
    SECTION 9.13. Liabilities of the Participants........................... 73
    SECTION 9.14. Liabilities of Administrative Agent....................... 73
    SECTION 9.15. Limitations of Recourse................................... 73
    SECTION 9.16. Reproduction of Documents................................. 74
    SECTION 9.17. Consideration for Consents to Waivers and
                                Amendments.................................. 74
    SECTION 9.18. Role of Arranger and its Affiliates....................... 75
    SECTION 9.19. Notices to Certificate Trustee under Loan Agreement....... 75
    SECTION 9.20. Submission to Jurisdiction; Waivers....................... 75
    SECTION 9.21. FINAL AGREEMENT........................................... 76
    SECTION 9.22. Consent to Assignment of Documents........................ 76

SCHEDULE I     Certificate Purchaser Commitments
SCHEDULE II    Lenders Commitments
SCHEDULE III   Addresses For Notice; Wire Instructions
SCHEDULE IV    Types of Equipment

APPENDIX 1     Definitions
APPENDIX 2     Conditions Precedent to Document Closing Date

EXHIBIT A      Form of Guaranty
EXHIBIT B      Form of Construction Agency Agreement
EXHIBIT C      Form of Lease
               Exhibit A - Form of Lease Supplement
EXHIBIT D-1    Form of Advance Request
EXHIBIT D-2    Form of Continuation/Conversion Request
EXHIBIT E      Form of Loan Agreement
               Exhibit A - Form of Note
EXHIBIT F      Form of Trust Agreement
               Exhibit A - Form of Trust Certificate
EXHIBIT G      Form of Support Agreement
EXHIBIT H-1/   Form of Combined Opinion of Leasee's General
        H-2    Counsel and Special Counsel
EXHIBIT H-3    Form of Opinion of Certificate Trustee's Special Counsel
EXHIBIT H-4    Form of Opinion of Guarantor's Special Counsel
EXHIBIT H-5    Form of Opinion of Special [State] Counsel
EXHIBIT I-1    Form of Officer's Certificate of Electric Lightwave, Inc.
EXHIBIT I-2    Form of Officer's Certificate of Citizens Utilities Company
EXHIBIT J      Form of Investor's Letter
EXHIBIT K      Form of Security Agreement and Assignment of Leases
EXHIBIT L      Form of Purchase Order Assignment
EXHIBIT M      Form of Certificate of Acceptance
EXHIBIT N-1    Form of Bill of Sale
EXHIBIT N-2    Form of Certificate of Transfer

                             PARTICIPATION AGREEMENT

         THIS PARTICIPATION AGREEMENT (Electric Lightwave, Inc. Trust No. 1995-A), dated as of April 28, 1995 (this "Agreement"), is among ELECTRIC LIGHTWAVE, INC., a Delaware corporation, as Construction Agent and Lessee; SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity except as expressly stated herein, but solely in its respective capacities as Certificate Trustee and Administrative Agent for the Certificate Purchasers and Lenders, respectively; the Persons named on
Schedule I hereto (together with their respective permitted successors, assigns and transferees), as Certificate Purchasers; the Persons listed on Schedule II hereto (together with their respective permitted successors, assigns and transferees), as Lenders; BA Leasing & Capital Corporation, a California corporation, not in its individual capacity except as expressly stated herein, but solely as Information Agent for the Lenders and Certificate Purchasers (together with Administrative Agent and any successor of each, the "Agents," and individually, an "Agent"), and Citizens Utilities Company, a Delaware corporation, as Guarantor.

                              W I T N E S S E T H:

         WHEREAS, Lessee is engaged in the business, among others, of constructing and operating (a) metropolitan area telecommunications networks (each a "MAN" and, collectively, "MANs") that may provide, subject to the issuance of applicable authorizations where needed, (i) high speed dedicated private line service on a jurisdictionally interstate basis which is sold to customers on a circuit basis rather than on a minutes-of-use basis, (ii) high speed dedicated private line service for an interlata access transport area
(LATA) and (iii) local switched exchange services between and among customers in a LATA, and (b) fiber optic cable links (each an "FCL" and, collectively, "FCLs"); and

         WHEREAS, the Trust under the Trust Agreement has been created for the purpose of providing financing for the purchase, construction and installation of certain new equipment (the "Equipment") of the types identified on Schedule IV and comprising, as so constructed and installed, one or more Systems subject to a Lease Supplement that are to be operated for voice, data transmission, video or other communications purposes as component parts or the whole of, or as enhancements to, one or more MANs located in the Designated Locations and the FCL connecting Las Vegas, Nevada and Phoenix, Arizona (the "Southwest FCL"); and

                            Participation Agreement

         WHEREAS, (a) Lessee, as Construction Agent for Lessor, shall construct certain Systems using Advances from Lessor, and (b) Lessee shall lease each System from Lessor for the applicable Lease Supplement Term pursuant to the Lease; and

         WHEREAS, Lessor wishes to obtain, and the Certificate Purchasers are willing to provide to Lessor, a portion of the funding of the costs for the purchase, construction and installation of the Equipment for the foregoing purposes; and

         WHEREAS, Lessor wishes to obtain, and the Lenders are willing to provide, financing (the "Financing") for the remaining portion of the funding of the costs of the purchase, construction and installation of the Equipment for the foregoing purposes; and

         WHEREAS, to secure the Financing, Administrative Agent, on behalf of the Participants, will have the benefit of an unperfected Lien from Lessor on all of Lessor's right, title and interest in and to the Systems and the related Equipment, and on substantially all of Lessor's rights against Lessee under the Lease and the Construction Agency Agreement with respect to the Systems and the related Equipment; and

         WHEREAS, to secure further the payment of all sums due from Lessee and the performance of all obligations of Lessee under the Operative Documents, and as a material inducement to the Certificate Purchasers and the Lenders to enter into this Agreement and each of the other Operative Documents, Guarantor is executing and delivering the Guaranty;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix 1 for all purposes hereof.

                            Participation Agreement

                                   ARTICLE II

            EFFECTIVENESS; ACQUISITION AND LEASE; GENERAL PROVISIONS

         SECTION 2.1. Effectiveness of Agreement. This Agreement shall become effective (as of April 30, 1995) on the date on which all the conditions precedent thereto set forth in Appendix 2 shall have been satisfied or waived by the applicable parties as set forth therein (the "Document Closing Date").

         SECTION 2.2. Agreement to Acquire, Lease, Guaranty and Make Advances. On the Document Closing Date, Certificate Trustee and Lessee shall enter into
(i) the Lease pursuant to which Lessee shall agree to lease certain Systems, from time to time, from Lessor, and (ii) the Construction Agency Agreement pursuant to which Certificate Trustee shall appoint Lessee as construction agent to construct such Systems on the terms and conditions herein and therein set forth. Also on the Document Closing Date, Guarantor shall execute and deliver to Administrative Agent the Guaranty. On each Advance Date, which may include the Document Closing Date, Certificate Trustee shall, on the terms and conditions herein set forth, make an Advance for the purposes of (x) funding all or a portion of the cost of purchasing the Equipment, (y) funding all or a portion of the cost of constructing and installing the Equipment so as to comprise a System, and/or (z) funding all or a portion of the invoiced Transaction Costs and the Arrangement Fee.

         SECTION 2.3. Participation by Lenders. Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each Advance Date each Lender shall finance a portion of each Advance that is to be made by Certificate Trustee by making a secured loan to Certificate Trustee (in accordance with Certificate Trustee's payment instructions set forth on Schedule III) in an amount in immediately available funds on such Advance Date equal to such Lender's Commitment Percentage of such Advance and in the aggregate (including all prior Advances made by such Lender pursuant to the Operative Documents and all allocable Capitalized Interest) not more than its Commitment, each as set forth on Schedule II hereto; provided, however, that, if any Participant's Remaining Commitment shall be insufficient to fund such Participant's Commitment Percentage of a requested Advance, such insufficiency shall be funded by any other Participant or Participants that have a Remaining Commitment sufficient to fund such Participants' respective Commitment Percentages of such requested Advance as well as such insufficiency. Such Loans shall be evidenced by a Note (and attached grid or other appropriate documentation or records)

                            Participation Agreement

issued to each Lender under and repayable with interest in accordance with the terms of the Loan Agreement.

         SECTION 2.4. Participation by Certificate Purchasers. Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each Advance Date each Certificate Purchaser shall acquire an interest in the Overall Transaction by making available to Certificate Trustee (in accordance with Certificate Trustee's payment instructions set forth on Schedule III) an amount in immediately available funds on such Advance Date equal to such Certificate Purchaser's Commitment Percentage of such Advance and in the aggregate (including all Advances made by such Certificate Purchaser pursuant to the Operative Documents and all allocable Capitalized Yield) not more than its Commitment, each as set forth on Schedule I hereto; provided, however, that, if any Certificate Purchaser's Remaining Commitment shall be insufficient to fund such Certificate Purchaser's Commitment Percentage of a requested Advance, such insufficiency shall be funded by any other Participant or Participants that have a Remaining Commitment sufficient to fund such Participants' respective Commitment Percentages of such requested Advance as well as such insufficiency. Such amounts made available shall be evidenced by a Certificate (and attached grid or other appropriate documentation or records) issued to the related Certificate Purchaser. Each holder of a Certificate shall be entitled to receive the Yield on the Certificate Purchaser Amount set forth in its Certificate, which Yield, other than Capitalized Yield, shall be payable on each Payment Date, and to the return to it of such Certificate Purchaser Amount at the Stated Maturity thereof, in accordance with the terms of such Certificate and the Trust Agreement.

         SECTION 2.5.  Advance Dates; Continuations and Conversions.

         (a) Notices and Closing. At least three (3) Business Days (or one (1) Business Day, if the first Advance is in connection with the Document Closing Date and is to bear interest at the Alternate Base Rate) prior to each Advance Date, Lessee (in its capacity as Construction Agent, in the case of clause (ii) below) shall deliver to Administrative Agent (with sufficient copies for Administrative Agent to deliver to Certificate Trustee, Information Agent and all Participants) an irrevocable written notice substantially in the form of Exhibit D-1 (an "Advance Request"), setting forth:

                  (i) the proposed Advance Date;

                            Participation Agreement

                  (ii) in the case of an Advance to fund any portion of the cost of the purchase, construction or installation of any Equipment, the identification (in a manner reasonably acceptable to Information Agent and sufficient to enable Lessor to obtain the particulars thereof from Lessee's books and records on request) of the applicable System and MAN or FCL to which such purchase, construction or installation relates or is to relate;

                  (iii) in the case of an Advance to fund any Transaction Costs or the Arrangement Fee, a description of such Transaction Costs or the Arrangement Fee and a statement specifying the System or Systems to which any such Transaction Costs or Arrangement Fee are allocable;

                  (iv) whether such Advance is to accrue interest at a rate equal to the Alternate Base Rate or the LIBO Rate, and the Interest Period if a LIBO Rate Loan is requested; and

                  (v) the amount of the requested Advance, which shall be made in an amount equal to or greater than $5,000,000 and an integral multiple of $500,000, or in the unused amount of the applicable Commitments, or in respect of any Advance Date for which Transaction Costs and/or the Arrangement Fee is to be paid, in the amount of such costs and fees;

All documents and instruments required to be delivered on the Document Closing Date pursuant to this Agreement shall be delivered at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-5820. All documents and instruments required to be delivered on any other Advance Date pursuant to this Agreement shall be delivered at the offices of Administrative Agent at 777 Main Street, MSN 238, Hartford, Connecticut, 06115: Corporate Trust Administration (Electric Lightwave, Inc. Trust No. 1995-A). On the scheduled Advance Date, and subject to the terms and conditions of this Agreement, and upon receipt of funds by Certificate Trustee from the Participants sufficient therefor, Certificate Trustee shall make the requested Advance.

         (b) Commitment Limits. The aggregate amount disbursed, including Capitalized Interest and Capitalized Yield, by each of the Participants hereunder shall not exceed the respective amounts of their Commitments.

         (c) Frequency and Timing of Advance Dates. There may not be more than one Advance Date in any calendar month.

                            Participation Agreement

         (d) Obligations Several. The obligations of the parties hereto or elsewhere in the Operative Documents shall be several and not joint, and no party shall be liable or responsible for the acts or defaults of any other party hereunder or under any other Operative Document.

         (e) Termination of Commitment. Notwithstanding anything in this Agreement or any other Operative Document to the contrary, no party hereto shall be obligated to make any fundings pursuant to this Agreement after 1:00 p.m., Hartford, Connecticut time, on the Commitment Termination Date, and no Advance Date may occur following such date.

         (f) Failure of a Participant to Fund. If Administrative Agent determines that any Participant (a "Defaulting Participant") will not make available the amount (the "Defaulted Amount") which would constitute its portion of the Advance specified in an Advance Request, Administrative Agent shall promptly notify each other Participant (each, a "Non-Defaulting Participant") and specify the additional amounts required to be funded by each Non-Defaulting Participant. Each Non-Defaulting Participant, as soon as practical after receipt of notice but not before the Advance Date, shall transfer to Administrative Agent, in immediately available funds, its pro rata share of the Defaulted Amount, determined in the same proportion that such Non-Defaulting Participant's Commitment bears to the aggregate Commitments of all Non-Defaulting Participants; provided, that such amount, together with all amounts previously funded by each Non-Defaulting Participant (including allocable Capitalized Interest and allocable Capitalized Yield, as appropriate), shall not exceed the Non-Defaulting Participant's Commitment. If the Defaulted Amount cannot be fully funded by the Non-Defaulting Participants, Administrative Agent shall so notify the Non-Defaulting Participants and give to all Non-Defaulting Participants the opportunity to increase their respective Commitments by notice in writing to Administrative Agent; provided, that should the aggregate proposed increased Commitments by one or more Non-Defaulting Participants exceed the Defaulted Amount, Administrative Agent shall increase the Commitments of the participating Non-Defaulting Participants on a pro rata basis in accordance with the respective amounts by which such Non-Defaulting Participants have offered to participate, it being understood that in no event shall the aggregate amount funded by any Participant (including allocable Capitalized Interest and allocable Capitalized Yield, as appropriate), exceed the amount of such Participant's Commitment, after giving effect to any increase in such Commitment pursuant to this sentence.

                            Participation Agreement

         In the event of any funding of all or a portion of the Defaulted Amount by the Non-Defaulting Participants, the following rules shall apply, notwithstanding any other provision in any Operative Agreement:

                  (i) The Commitment of the Defaulting Participant shall be decreased in an amount equal to the total aggregate increase, if any, in the Commitments of the Non-Defaulting Participants pursuant to this
                             Section 2.5(f), and the Commitment Percentages of the Participants shall be revised accordingly;

                  (ii) A Defaulting Participant shall be obligated to fund any Advances occurring after its default, which funding shall be based upon its revised Commitment Percentage, if the Commitment Percentages are revised in accordance with the immediately preceding clause (i); and to the extent that the
                                       ----------
                             Commitment Percentage of any Defaulting Participant shall not be so revised, Administrative Agent may thereafter call upon such Defaulting Participant to fund a share of one or more future Advances in an amount greater than such Defaulting Participant's Commitment Percentage so that the aggregate amount disbursed by such Defaulting Participant shall equal (after giving effect to such Advance or Advances) its Commitment Percentage of the aggregate amount of all Advances (including Capitalized Interest and Capitalized Yield) then and theretofore made by all Participants;

                  (iii) A Defaulting Participant shall not have the right to fund its Defaulted Amount without the written consent of Administrative Agent and Lessee, and then only to the extent such Defaulted Amount has not been funded by the Non-Defaulting Participants in a manner that resulted in a decrease in the Defaulting Participant's Commitment Percentage;

                  (iv) If and to the extent that the Defaulted Amount is not funded by the Non-Defaulting Participants, Administrative Agent may reduce the stated amount of the Advance Request so that the total Advance specified in the Advance Request as so restated equals the aggregate revised fundings to be made by the Non-Defaulting Participants for the Advance Date;

                            Participation Agreement

                  (v) None of Lessor, either Agent or any Participant, including the Defaulting Participant shall be responsible for any incidental or consequential damages suffered by any Lessee or any of Lessee's Affiliates as a result of its failure to so fund; and

                  (vi) To the extent of the Defaulted Amount, (A) the right of the Defaulting Participant to receive any payments made under the Notes or the Certificates or otherwise in accordance with the Operative Documents shall be subordinate in all respects to the right of the Non-Defaulting Participants to receive such payments, and (B) no such payments described in clause (A) shall be made to the
                                          ----------
                             Defaulting Participant until each Non-Defaulting Participant shall have received all sums due to it.

         (g) Postponement of Advance Date. In the event that any Participant shall make the funding requested pursuant to any Advance Request and the relevant Advance Date shall not have occurred on the date specified in such Advance Request, Lessee (in its capacity as Construction Agent to the extent such Advance Request was made by Lessee in such capacity) shall pay Lessor damages equal to interest on the amount funded by each Participant at the Assumed Interest Rate for the period from the date of each such Participant's Advance to the date such Advance is returned to such Participant or such Advance Date shall have occurred, less any interest earned by Lessor (or Administrative Agent) on behalf of the Participants by investing such funded amounts (which damages Lessor (or Administrative Agent) will remit to the appropriate Participant(s)); provided, that this provision shall not be construed to require Lessor (or Administrative Agent) to invest such funds in interest-bearing accounts unless the Required Entities shall have instructed Administrative Agent in writing (including telecopy) to do so prior to 3:00 p.m., Hartford, Connecticut time, on the applicable proposed Advance Date; and provided, further, that Administrative Agent shall not be required to invest such funds in any investment in which it does not typically invest overnight funds, and then only to the extent that appropriate overnight investments are reasonably available to it in accordance with its standard cut-off requirements. Such damages shall be due and payable by Lessee upon the occurrence of such postponed Advance Date, and such payment shall be an additional condition precedent to such Advance Date; provided, however, that if such Advance Date shall not have occurred by the third (3rd) Business Day following the funding by the Participants in respect

                            Participation Agreement

thereof, then all such damages shall be due and payable on such date, and Lessor (or Administrative Agent on its behalf, as the case may be) shall refund to each Participant all amounts funded by such Participant and all accrued interest allocable to such Participant. No additional Advance Request shall be required to be given if an Advance Date is postponed and thereafter timely consummated on the date to which it has been postponed.

         (h) Construction Advances. Certificate Trustee shall establish and maintain at Shawmut Bank Connecticut, National Association, in Hartford, Connecticut, or at such other place as Certificate Trustee shall designate by written notice to Lessee and the Participants, a deposit account in the name of Certificate Trustee into which any Advances made in order to fund any portion of the cost of constructing Equipment shall be directly paid. All such funds placed in such deposit account shall at all times be for the account of Construction Agent. Certificate Trustee hereby grants Construction Agent a power of attorney, which shall be effective so long as no Lease Event of Default exists, to withdraw funds from such account for the performance of its agency duties under the Lease. Neither Certificate Trustee nor either Agent shall account for or inquire into Construction Agent's use of funds so withdrawn from the deposit account.

         (i) Continuation and Conversion Election. By delivering a Continuation/Conversion Request to Administrative Agent on or before 12:00 noon, Hartford, Connecticut time, on a Business Day, Lessee, in its capacity as Lessee or as Construction Agent, may from time to time irrevocably elect, on not less than three (3) nor more than five (5) Business Days' notice, that all or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $500,000 of any Loans be, in the case of Alternate Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into an Alternate Base Rate Loan or continued as a LIBO Rate Loan; provided, however, that no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Lease Default has occurred and is continuing. In the absence of delivery of a Continuation/Conversion Request with respect to any LIBO Rate Loan at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to an Alternate Base Rate Loan.

         SECTION 2.6. Commitment Fee. On the last Business Day of each calendar quarter and the Commitment Termination Date for the period commencing on the Document Closing Date and continuing through the Commitment Termination Date, Lessee shall pay to Lessor

                            Participation Agreement

a fully-earned, non-refundable Commitment Fee (the "Commitment Fee") equal to the number of basis points per annum set forth in a letter, dated the date hereof, from Lessee to the Participants (with a copy to Lessor) multiplied by the average daily unused portion of the aggregate Commitments for the applicable period of computation. From time to time upon receipt, Lessor will promptly deliver to the Participants (other than any Defaulting Participant) their pro rata portions of such Commitment Fee in accordance with such Participants' proportionate share of the aggregate Remaining Commitments.

         SECTION 2.7. Participants' Instructions to Certificate Trustee and Administrative Agent. (a) By making its monies available pursuant to Section 2.4, each Certificate Purchaser agrees that such act shall constitute, without further act, (i) evidence that the conditions set forth in Article III have been satisfied or waived; provided, that any Certificate Purchaser's failure to raise the issue of noncompliance with respect to any such condition shall not be deemed to be a waiver of such condition unless such Certificate Purchaser shall have acknowledged such waiver in writing, and (ii) authorization and direction by such Certificate Purchaser to Certificate Trustee to take the actions specified in Section 1.1 of the Trust Agreement.

         (b) By making its monies available pursuant to Section 2.3, each Lender agrees that such act shall constitute, without further act, (i) evidence that the conditions set forth in Article III have been satisfied or waived; provided, that any Lender's failure to raise the issue of noncompliance with respect to any such condition shall not be deemed to be a waiver of such condition unless such Lender shall have acknowledged such waiver in writing, and (ii) authorization and direction by such Lender to Administrative Agent to make a Loan pursuant to Section 2.3 of the Loan Agreement.

         SECTION 2.8. Nature of Transaction. It is the intent of the parties hereto that: (i) the Overall Transaction constitutes an operating lease from Certificate Trustee to Lessee for purposes of Lessee's financial reporting, (ii) the transaction contemplated hereby preserves ownership of the Equipment in Lessee for Federal and state income tax and bankruptcy purposes, including the substantive law upon which bankruptcy decisions are based, (iii) the Lease grants a Lien on the Equipment and the other Collateral in favor of Certificate Trustee, (iv) Lessee's payment of Base Rent shall be treated as payment of interest for Federal and state income tax purposes, and (v) the Security Agreement creates a Lien on the Trust Estate (provided, that the Lien on the Equipment thereby created shall be unperfected), subject to certain limited exceptions. Nevertheless, Lessee acknowledges and agrees

                            Participation Agreement

that none of Lessor, Arranger, any Agent or any Participant has provided or will provide tax, accounting or legal advice to Lessee regarding the Overall Transaction or made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Documents upon which the Lessee may rely and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

         SECTION 2.9. Computations. For all purposes under the Operative Documents, all computations of interest, Yield, Commitment Fees and other accrued amounts (including the Overdue Rate) shall be made on the basis of actual number of days elapsed in a 360-day year, or, in the case of interest in an Alternate Base Rate Loan, 365 days, or if appropriate, 366 days.

         SECTION 2.10. Commitment Reduction. At the option of Lessee, exercisable from time to time by written notice to Certificate Trustee and Administrative Agent, Lessee may request Administrative Agent to reduce the aggregate unused portion of the Participants' respective Commitments, whereupon Administrative Agent shall notify the Participants of such request, and the Commitment of each Participant shall thereby be so reduced, subject to the following provisions:

            (i) Such notice from Lessee shall specify the aggregate amount of such reduction for all Participants, which amount shall be $1,000,000 or an integral multiple thereof;

           (ii) Such notice shall specify the effective date of such reduction, such effective date to be a date not earlier than three (3) Business Days after the date of such notice;

          (iii) The remaining unused portions of the Commitments, after giving effect to such reduction, shall be sufficient to fund fully the remaining acquisition and construction costs, including Capitalized Interest and Capitalized Yield, to be funded under this Agreement and the other Operative Documents in respect of Systems as to which Advances for construction have theretofore been made, and Lessee shall so certify in such notice;

           (iv) Any reduction of the unused portions of Commitments shall be made pro rata among the Participants based upon each Participant's Commitment Percentage; and

                            Participation Agreement

         (v) No such reduction of the Commitments shall be undertaken that would reduce the aggregate amount of the Commitments, after giving effect to such requested reduction, below the outstanding aggregate amount of the Advances, including all Capitalized Interest and

                  Capitalized Yield.

         SECTION 2.11.  Commitment Increase.

         (a) From time to time on any Business Day after the initial Delivery Date and not less than 360 days prior to the Final Maturity Date, Lessee may notify Certificate Trustee, Administrative Agent and the Participants of its desire to purchase or construct additional Systems in the Designated Locations and the amount of additional financing requested in order to purchase or construct such additional Systems. Within twenty (20) Business Days following receipt of such notice, each Participant shall, in its sole discretion, commit or decline to commit to make additional Loans or investments (relative to such Participant, its "Supplemental Funding") to finance such acquisition or construction. At the time of such acceptance and/or rejection, Lessee may, in its sole discretion, request that any Participant declining to commit to make such Supplemental Funding sell its Notes and Certificates to another Participant or financial institution (a "Replacement Participant"); provided, that no declining Participant shall be obligated to sell its Notes and/or Certificates to any Replacement Participant. Any Participant selling its Notes and/or Certificates shall receive the amount of principal (or Certificate Purchaser Amount, as the case may be) and accrued but unpaid interest (or Yield, as the case may be) then outstanding on the Notes and Certificates held by such Participant, plus any breakage fees. Nothing in this Section 2.11 shall diminish any selling Participant's right to indemnification under Article VII. At no time shall any Participant be permitted or required to make any Supplemental Funding unless all Participants (including any Replacement Participant) consent to make a Supplemental Funding.

         (b) The obligation of each Participant (including any Replacement Participant) to make a Supplemental Funding (and Advances thereunder) shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver in writing by, such Participant of the applicable conditions precedent set forth in Sections 3.1 and
3.2 on or prior to the date of such Supplemental Funding (except that the obligation of any party

                            Participation Agreement

hereto shall not be subject to such party's own performance or compliance).

         SECTION 2.12. Event of Taking. Upon the occurrence of an Event of Taking with respect to a Qualified MAN or FCL, neither Lessor nor any Participant shall thereafter have any obligation under the Operative Documents to provide any financing with respect to any Systems comprising such Qualified MAN or FCL.

                                   ARTICLE III
                      CONDITIONS TO ADVANCES AND COMPLETION

         SECTION 3.1. Conditions to All Advances. The obligation of each Participant to perform its obligations on any Advance Date shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to Information Agent, or the waiver in writing by, Information Agent (at the direction of the Required Entities)) of the conditions precedent set forth in this Section 3.1 (in addition to the conditions precedent set forth in Section 3.2 and, if applicable, Section 3.4) on or prior to such Advance Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance):

         (a) Advance Request. Lessee (as Lessee and as Construction Agent) shall have delivered an Advance Request conforming with the requirements of Section 2.5(a) in respect of the proposed Advance Date.

         (b) Performance. Each party to any Operative Document shall have performed and complied with all agreements and conditions contained herein and in any other Operative Document to which it is a party that are required to be performed or complied with by it on or prior to such Advance Date. Without limiting the foregoing, each Participant shall have funded the full amount to be funded by such Participant on such Advance Date as described in Article II, or the full amount of the required funding shall have been obtained through the alternative arrangements provided for in Section 2.5(f).

         (c) Consents and Approvals. All Governmental Approvals and other approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Authority or any other Person, or by or from any trustee or holder of any indebtedness or obligation of Lessee or Guarantor, that are necessary or, in the reasonable opinion of Information Agent or counsel to Information Agent, advisable in connection with the

                            Participation Agreement

execution, delivery and performance of the Operative Documents by all other parties hereto, shall have been taken, given or obtained, as the case may be, shall be in full force and effect and (if the same shall have been contested) the time for appeal with respect to any thereof shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise); it being understood that in respect of the portion of any Advance to finance the construction or acquisition of a System to be located in the State of Oregon, Lessee shall be classified as a "competitive telecommunications provider" in the State of Oregon, or under Applicable Law shall otherwise be exempt from any requirement for prior approval or authorization by applicable Governmental Authority of such financing, or shall have received all then necessary final authorizations, approvals or exemptions for entering into the Operative Documents from applicable Governmental Authority or for such financing.

         (d) Representations and Warranties True; Absence of Defaults and Material Adverse Effect. Each representation and warranty of Lessee and Guarantor contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of such Advance Date, except that any such representation or warranty which is expressly made only as of a specified date need be true and correct only as of such date. No Lease Default, Lease Event of Default, or Construction Agency Event of Default shall have occurred and be continuing. Since the Document Closing Date, no Material Adverse Effect shall have occurred.

         (e) Officer's Certificate of Lessee. Administrative Agent shall have received, with sufficient copies for Administrative Agent to distribute to Certificate Trustee, Information Agent and all Participants, an Officer's Certificate of Lessee stating that (i) each and every representation and warranty of Lessee contained in the Operative Documents is true and correct in all material respects on and as of such Advance Date as though made on and as of such Advance Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; (ii) no Lease Default, Lease Event of Default or Construction Agency Event of Default has occurred or would occur as a result of such Advance and be continuing; (iii) each Operative Document to which Lessee is a party is in full force and effect with respect to it; and (iv) Lessee has duly performed and complied with all covenants, agreements and conditions contained herein or in any other

                            Participation Agreement

Operative Document required to be performed or complied with by it on or prior to such Advance Date.

         (f) Officer's Certificate of Guarantor. Administrative Agent shall have received, with sufficient copies for Administrative Agent to distribute to Certificate Trustee, Information Agent and all Participants, an Officer's Certificate of Guarantor stating that (i) each and every representation and warranty of Guarantor contained in the Operative Documents is true and correct in all material respects on and as of such Advance Date as though made on and as of such Advance Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; (ii) each Operative Document to which Guarantor is a party is in full force and effect with respect to it; and (iii) Guarantor has duly performed and complied with all covenants, agreements and conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to such Advance Date.

         (g) Officer's Certificate of Certificate Trustee. On each Advance Date, Administrative Agent shall have received, with sufficient copies for Administrative Agent to distribute to Information Agent and each Participant, an Officer's Certificate of Certificate Trustee, dated such Advance Date, stating that (i) each and every representation and warranty of Certificate Trustee contained in the Operative Documents to which it is a party is true and correct in all material respects on and as of such Advance Date as though made on and as of such Advance Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, (ii) it has duly performed and complied with all agreements and conditions herein and in any other Operative Document required to be performed or complied with by it on or prior to such Advance Date, and (iii) each Operative Document to which it is a party is in full force and effect with respect to it.

         (h) Arrangement Fee and Transaction Costs. Lessee shall have paid the Arrangement Fee and all Transaction Costs invoiced three (3) Business Days prior to such Advance Date to the parties to whom such Transaction Costs are payable (or shall have requested payment thereof or reimbursement therefor pursuant to an Advance Request). Such payment shall be made by wire transfer of immediately available funds.

                            Participation Agreement

         (i) Proceedings Satisfactory, Etc. All proceedings taken in connection with such Advance Date and all documents relating thereto (the form of which was not previously approved pursuant to the terms of this Agreement) shall be reasonably satisfactory to Administrative Agent and its counsel, and Information Agent and its counsel shall have received copies of such documents as Information Agent, its counsel and each Participant or its counsel may reasonably request in connection therewith (with sufficient copies for Administrative Agent to distribute to Certificate Trustee, Information Agent and each Participant).

         (j) Taxes. All taxes (other than taxes based on net income or that are the subject of Permitted Contest), charges, fees and costs, if any, due and payable in connection with the execution, delivery, recording and filing of the Operative Documents and the transactions contemplated to be consummated on each Advance Date shall have been paid in full, or arrangements for such payment shall have been made to the satisfaction of the Required Entities.

         SECTION 3.2. Conditions to Advances for Construction and Related Costs of Equipment. The obligation of each Participant to perform its obligations on any Advance Date for the payment of costs for the purchase, construction or installation of or relating to Equipment that is to comprise a System shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to, or the waiver in writing by, Information Agent (at the direction of the Required Entities)) of the conditions precedent set forth in this Section 3.2 (in addition to the conditions precedent set forth in Section 3.1 and, if applicable, Section 3.4) on or prior to such Advance Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance).

         (a) Assurance of Completion. Lessee, as Construction Agent, shall deliver its certification to Administrative Agent (in form and substance satisfactory to Information Agent and the Participants) that the available Commitments are sufficient to complete the construction of the Systems being constructed in accordance with the Design Objectives by the Commitment Termination Date.

         (b) Construction Progress Information. In the event that mechanics, materialmen's or other statutory liens with an aggregate amount claimed which equals or is greater than $5,000,000 are filed with respect to any System, Lessee, as Construction Agent, shall promptly (and in any event not later than the delivery of the next following Advance Request) furnish to Administrative Agent and

                            Participation Agreement

Information Agent, and shall thereafter continue to furnish to Administrative Agent and Information Agent as a condition to each Advance with respect to such Systems, as applicable, notice of the amount and nature of each such lien claim, together with such additional details concerning the construction of such Equipment as Information Agent shall require.

         SECTION 3.3. Conditions to Delivery Dates. The occurrence of any Delivery Date and of the obligation of Lessor to lease any System to Lessee (except with respect to any System which becomes subject to the Lease, at the election of Lessor, as a result of a Construction Agency Event of Default) shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to, or the waiver in writing by, Information Agent (at the direction of the Required Entities)) of the conditions precedent set forth in this Section 3.3 on or prior to such Delivery Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance).

         (a) Construction Completion. The construction of the Systems proposed to be leased upon such Delivery Date shall have been completed substantially in accordance with all Applicable Laws, free and clear of all Liens other than Permitted Liens, and such Systems shall be in compliance with the applicable Design Objectives and be ready for operation and use as intended, as certified in an Officer's Certificate executed by an officer of Lessee knowledgeable about such Systems.

         (b) Lessee Certification. Lessee, as Construction Agent, shall have furnished Certificate Trustee and Administrative Agent with a certification of Lessee, as Construction Agent, to the effect that:

                  (i) The representations and warranties of Lessee set forth in Sections 4.1(e), (g), (j), (n) and (q) are true and correct as of the Delivery Date for the Systems, including the Equipment comprising such Systems, to be delivered on such date;

                  (ii) All amounts owing to third parties for the Systems to be delivered on the Delivery Date and for the purchase, construction and installation of the Equipment relating thereto have been paid in full (other than obligations that are the subject of a Permitted Contest by Lessee, as Construction Agent); and

                            Participation Agreement

                  (iii) The Systems to be delivered on the Delivery Date would be treated, if owned by Lessee as of such date, as placed in service for financial reporting purposes in the fiscal quarter in which the delivery is to be made.

         (c) Bill of Sale. Construction Agent shall have executed and delivered or caused to be executed and delivered a Bill of Sale or other document, acceptable in form and substance to Information Agent, confirming title to the Systems proposed to be leased to and in Lessor.

         (d) Third Party Approvals. All third party approvals necessary in the reasonable opinion of Information Agent for the operation and use of the Systems and for Lessee to perform its obligations with respect to the applicable Lease Supplement shall have been obtained.

         (e) Insurance. Insurance complying with the provisions of Section 9.1 of the Lease shall be in full force and effect.

         (f) Certificates of Acceptance. Lessee shall have executed and delivered a Certificate of Acceptance with regard to each System to be delivered as of such date under the Lease.

         SECTION 3.4. Conditions to First Advance Date for Construction and Related Costs of Equipment. The obligation of each Participant to perform its obligations on the first Advance Date for construction and related costs for Equipment shall be subject to the delivery by Lessee to Administrative Agent of the following opinions of local counsel, which opinions must be to the satisfaction of, or receive a waiver in writing by, Information Agent (at the direction of all of the Participants) on or prior to such first Advance Date:

         (a)      Opinion of Brown & Bain, Arizona counsel to Lessee;

         (b) Opinion of Thelen, Marrin, Johnson & Bridges, California counsel to Lessee;

         (c)      Opinion of Campbell & Campbell, Nevada counsel to Lessee;

         (d) Opinions of Ater Wynne Hewitt Dodson & Skerritt, Oregon and Washington counsel to Lessee; and

         (e)      Opinion of Suitter, Axland & Hanson, Utah counsel to
Lessee.

                            Participation Agreement

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties of Lessee. As of the date hereof and each Advance Date (except as otherwise expressly provided), Lessee makes the representations and warranties set forth in this Section 4.1 to each of the other parties hereto.

         (a) Due Organization, etc. Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and proposed to be conducted, to own or hold under lease its properties, to execute, deliver and perform its obligations under each of the Operative Documents to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Document Closing Date and each Advance Date in connection with or as contemplated by each such Operative Document, and it is duly qualified as a foreign corporation authorized to do business and is in good standing in every jurisdiction in which its failure to be so qualified would have a Material Adverse Effect. Lessee has no Subsidiaries.

         (b) Authorization; No Conflict; No Approvals, Etc. The execution and delivery by Lessee of each of the Operative Documents to which it is a party and the performance by Lessee of its obligations under such Operative Documents have been duly authorized by all necessary corporate action (including any necessary stockholder action) on its part, and do not and will not: (i) contravene any Applicable Laws currently in effect applicable to or binding on it or the Equipment; (ii) violate any provision of its charter or bylaws; (iii) result in a breach of or constitute a default under (with or without the giving of notice or lapse of time or both) any indenture, mortgage, deed of trust, lease, loan or credit agreement, or any other agreement or instrument to which Lessee is a party or by which Lessee or its properties may be bound or affected, which breach or default would have, individually or in the aggregate, a Material Adverse Effect; (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by Lessee (other than the security interests created pursuant to the Operative Documents); or (v) require any Governmental Approval by any Governmental Authority, except for the filings and recordings with respect to the rights of Certificate Trustee and the Participants intended to be created by the Operative Documents; and Lessee is not in violation of its charter or bylaws.

                            Participation Agreement

         (c) Enforceability. Each Operative Document to which Lessee is a party constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general equitable principles.

         (d) Litigation. There is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Lessee, threatened against Lessee or any material property of Lessee before any Governmental Authority (i) which challenges the validity of the Operative Documents to which Lessee is a party or any action taken or to be taken pursuant to the Operative Documents to which Lessee is a party, or (ii) which may have a Material Adverse Effect.

         (e) Title to and Nature of Equipment, etc. Lessee is not a party to any agreement to sell any interest in any System, Equipment or part thereof, whether under construction pursuant to the Construction Agency Agreement or subject to the Lease, and upon completion of the transactions and deliveries of documents contemplated by the Operative Documents at each Delivery Date, Lessor will acquire good and marketable title to the Systems and related Equipment to be delivered as of such date, free and clear of all Liens, except Permitted Liens.

         (f) No Lease Default, Loss, etc. As of each Advance Date: no Lease Default, Lease Event of Default, Construction Agency Event of Default, Event of Loss or material Condemnation or Casualty has occurred and is continuing; there is no action pending or, to the best knowledge of Lessee, threatened by a Governmental Authority to initiate a Condemnation; no condition exists that constitutes, or with the giving of notice or lapse of time or both would constitute, an event of default by it under any material indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound which individually or in the aggregate with all such events of default could have a Material Adverse Effect.

         (g) Compliance With Law. With respect to the Equipment, (i) Lessee has at all times complied and is in compliance with and will comply with all Applicable Laws, including all Environmental Laws, except for any violations which would not have, individually or in the aggregate, a Material Adverse Effect on Lessee or any Systems or Equipment; and (ii) the Equipment and all Systems into which Equipment is incorporated, and the use thereof by Lessee, complies in all material respects with all Applicable Laws

                            Participation Agreement

(including all applicable Environmental Laws and public utility laws and regulations, including any laws that regulate the activities of, or issuance of securities by, a regulated public utility) and Insurance Requirements.

         (h) Investment Company Act. Lessee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         (i) Public Utility Holding Company. Lessee is not subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (j) Licenses, Registrations and Permits. All material licenses, approvals, authorizations, consents, permits (including building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Material with respect to any Equipment during the construction or installation of such Equipment, (ii) construction or installation of any Equipment or Systems in accordance with the Construction Agency Agreement and (iii) the use and operation of the Equipment or Systems have been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be.

         (k) Use and Operation of Locations Where Equipment is Located. All material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of Systems, including all related Equipment, as Lessee intends to use the same under the Lease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been obtained and are in full force and effect (or will be obtained and be in full force and effect on or prior to the completion of construction or installation thereof), and Lessee has no actual knowledge of any pending modification or cancellation of any of the same; and all approvals and consents material to the use and operation of the Systems, including all related Equipment, will, on or prior to the execution and delivery of a Certificate of Acceptance with respect thereto, have been issued and will be in full force and effect, or shall be obtained prior to the time they are required by Applicable Laws, and all utilities required for the operation thereof, as

                            Participation Agreement

Lessee intends to use such Systems and the related Equipment under the Lease, will be available as of such date.

         (l) Securities Act. Neither Lessee nor anyone authorized to act on its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Notes, the Certificates, the Systems and related Equipment, the Lease or any of the Operative Documents or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned interests or leases, or solicited any offer to acquire any of the aforementioned interests or leases.

         (m) Federal Reserve Regulations. Neither Lessee, whether as Lessee or as Construction Agent, nor any Affiliate of Lessee will, directly or indirectly, use any of the proceeds of the sale of the Notes or issuance of the Certificates for the purpose of purchasing or carrying any "margin security" or "margin stock" within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, respectively, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin security or margin stock or for any other purpose which might cause any of the transactions contemplated by this Agreement or any other Operative Document to constitute a "purpose credit" within the meaning of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying any security, and neither Lessee, whether as Lessee or as Construction Agent, nor any Affiliate of Lessee has taken or will otherwise take or permit any action by Lessee, whether as Lessee or as Construction Agent, or any of its Affiliates in connection with any of the transactions contemplated by any of the Operative Documents which would involve a violation of Regulation G, T, U, or X, or any other regulation of the Board of Governors of the Federal Reserve System.

         (n) No Other Filings. Upon the execution and delivery of a Certificate of Acceptance, no filings or recordings (other than filings or recordings that shall have been arranged to be made promptly thereafter) are necessary to validly and effectively convey to Administrative Agent such interests in the Collateral as contemplated by the Operative Documents, free and clear of all Liens, other than Permitted Liens.

         (o) Disclosure. The information disclosed in writing by Lessee (as Lessee or as Construction Agent) or Guarantor (or any Person authorized or employed by any such Person as agent or otherwise) to the Participants in connection with the negotiation

                            Participation Agreement

of the Operative Documents and the transactions contemplated thereby, when taken as a whole with all other disclosures to such parties, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, misleading. There is no particular fact relating to Lessee (as Lessee or as Construction Agent), Guarantor, any System or any of the Equipment (including related construction or installation) of which Lessee (as Lessee or as Construction Agent), Guarantor or any of its Subsidiaries has knowledge that has not been disclosed by Lessee, Guarantor or any of its Subsidiaries (or by any Person authorized or employed by Lessee, Guarantor or any of its Subsidiaries as agent or otherwise) in writing to the Participants that, as far as Lessee, Guarantor or any of its Subsidiaries can reasonably foresee, is reasonably likely to have a Material Adverse Effect.

         (p) Subjection to Government Regulation. Except in the case of the ownership of, or the holding of an interest in, a System pursuant to the exercise of remedies under the Lease, none of Certificate Trustee, either Agent or any Participant will become subject to ongoing regulation of its operations by a Governmental Authority solely by reason of entering into the Operative Documents or the consummation of the transactions contemplated thereby.

         (q) Support Rights. The Support Rights are free and clear of all Liens other than Permitted Liens. The Support Rights relative to each System will constitute all material rights (other than permits and licenses granted by Governmental Authorities or obtained by contract or otherwise from private Persons that are by their respective terms or by Applicable Law non-transferrable) necessary when each such System is delivered under the Lease for any Person (other than the Lessee) to operate each such System as a revenue producing unit in Commercial Operation.

         (r) Ownership of Stock. As of the Document Closing Date, Guarantor has sole beneficial ownership, directly or indirectly, of 100% of the issued and outstanding capital stock of Lessee. As of the Document Closing Date, there are no outstanding subscriptions, options, warrants, calls, rights (including preemptive rights) or other arrangements or commitments of any nature relating to any capital stock of Lessee.

         SECTION 4.2. Representations and Warranties of each Certificate Purchaser and each Lender. Each Certificate Purchaser and each Lender represents and warrants severally and only as to itself to each of the other parties hereto as follows:

                            Participation Agreement

                  (a) Due Organization, etc. It is duly organized and validly existing under the laws of the jurisdiction of its organization and has full corporate power and authority to enter into and perform its obligations as Certificate Purchaser or Lender (as the case may be) under each Operative Document to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it on or before each Advance Date in connection with or as contemplated by each such Operative Document to which it is or is to be a party.

                  (b) Authorization; No Conflict. The execution and delivery by it of, the consummation by it of the transactions provided for in, and the compliance by it with all the provisions of, each Operative Document to which it is or is to be a party as Certificate Purchaser or Lender (as the case may be) have been duly authorized by all necessary corporate action on its part; and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it as Certificate Purchaser or Lender (as the case may be) with any of the terms and provisions thereof (i) requires any approval of its stockholders or approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) contravenes or will contravene any Applicable Law currently in effect applicable to or binding on it (except no representation or warranty is made as to any Applicable Law to which it or the Equipment, directly or indirectly, may be subject because of the lines of business or other activities of Lessee) or (iii) results in any breach of, or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement, corporate charter, by-laws or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected.

                  (c) ERISA. It is acquiring its interest in the Note(s) or Certificate(s) (as the case may be) with assets that are either (i) not assets of any Employee Benefit Plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code, or (ii) assets of any Employee Benefit Plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code, but there is available an exemption from the prohibited transaction rules under Section 406(a) of ERISA and Section 4975 of the Code and such exemption is immediately applicable to each transaction contemplated by the Operative Documents to the extent that any other party to such

                            Participation Agreement

         transaction is a "party in interest" as defined in Section 3(14) of ERISA with respect to such plan assets.

                  (d) Investment in Notes and Certificates. It is acquiring the Notes and/or Certificates for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of its interest in the Notes and/or Certificates, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject the issuance or sale of any Note or Certificate, the Trust Estate (including all Systems and Equipment constituting a part thereof), the Collateral or the Lease to the registration requirements of Section 5 of the Securities Act. No representation or warranty contained in this
         Section 4.2(d) shall include or cover any action or inaction of Lessee or any Affiliate thereof, whether or not purportedly on behalf of any Certificate Purchaser, any Lender, Certificate Trustee or any of their Affiliates. Subject to the foregoing, it is understood among the parties that the disposition of each Participant's property shall be at all times within its control.

         SECTION 4.3. Representations and Warranties of Bank. Effective as of the date of execution hereof and as of the initial Advance Date, Shawmut Bank Connecticut, National Association, in its individual capacity ("Bank"), represents and warrants to each of the other parties hereto as follows:

                  (a) Chief Executive Office. Bank's "chief executive office" and "principal place of business," as such terms are used in Section 9-103(3) of the UCC, and the place where the documents, accounts and records relating to the Overall Transaction are kept is located at 777 Main Street, MSN 238, Hartford, Connecticut 06115, attention: Corporate Trust Administration.

                  (b) Due Organization, etc. Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States and has full corporate power and authority to execute, deliver and perform its obligations (i) in its individual capacity under the Trust Agreement and, to the extent it is a party hereto in its individual capacity, this Agreement, and (ii) acting as Certificate Trustee under the Trust Agreement, under this

                            Participation Agreement

         Agreement and each other Operative Document to which it is or will be a party as Certificate Trustee.

                  (c) Due Authorization; Enforceability. The Operative Documents to which Bank is or will be a party have been or will be (to the extent it is to be a party thereto in its individual capacity), duly authorized, executed and delivered by or on behalf of Bank (in its individual capacity) and are, or upon execution and delivery will be, legal, valid and binding obligations of Bank (in its individual capacity), enforceable against it in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

                  (d) No Conflict. The execution and delivery by (i) Bank, in its individual capacity, of the Trust Agreement and, to the extent it is a party hereto in its individual capacity, this Agreement, and (ii) Bank, in its capacity as Certificate Trustee, of each Operative Document to which Certificate Trustee is or will be a party, are not and will not be, and the performance by Bank, in its individual capacity or as Certificate Trustee, as the case may be, of its obligations under each are not and will not be inconsistent with the articles of association or by-laws of Bank, do not and will not contravene any Applicable Laws of the United States of America or the State of Connecticut relating to the banking or trust powers of Bank, and do not and will not result in a breach of or constitute a default under (with or without the giving of notice or lapse of time or both) any indenture, mortgage, deed of trust, lease, loan or credit agreement or any other agreement or instrument to which Bank is a party or by which it or its properties may be bound or affected.

                  (e) No Approvals, etc. Neither the execution and delivery by Certificate Trustee in its individual capacity or as Certificate Trustee, as the case may be, of any of the Operative Documents to which it is a party requires any Governmental Approval by any Governmental Authority under any Applicable Laws of the United States of America or the State of Connecticut relating to the banking or trust powers of the Bank.

                  (f) Litigation. There is no action, proceeding or investigation pending or threatened against Bank (in its individual capacity or as Certificate Trustee) which questions the validity of the Operative Documents or which is reasonably

                            Participation Agreement

         likely to result, either in any case or in the aggregate, in any material adverse change in the ability of Bank (in its individual capacity or as Certificate Trustee) to perform its obligations (in either capacity) under the Operative Documents to which it is a party.

                  (g) Lessor Liens. The Equipment and each System are free and clear of all Lessor Liens attributable to Bank (in its individual capacity).

                  (h) Securities Act. Neither Bank (in its individual capacity or as Certificate Trustee) nor anyone authorized to act on its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Notes, the Certificates, the Equipment or the Lease, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned securities or leases, or solicited any offer to acquire any of the aforementioned securities or leases; provided, however, that neither Bank nor Certificate Trustee makes any representation or warranty with respect to the transactions contemplated by the Operative Documents.

         SECTION 4.4. Representations and Warranties of Administrative Agent. Shawmut Bank Connecticut, National Association, in its individual capacity, hereby represents and warrants to the other Participants as set forth in this
Section 4.4, with respect to its duties and obligations as Administrative Agent.

         (a) Due Organization, etc. Administrative Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States and has the corporate power and authority to execute, deliver and perform its obligations under the Operative Documents to which it is a party.

         (b) Due Authorization; Enforceability. The Operative Documents to which Administrative Agent is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by Administrative Agent, and are, or, upon execution and delivery will be, legal, valid and binding obligations of Administrative Agent, enforceable against it in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

                            Participation Agreement

         (c) No Conflict. Neither the execution and delivery by Administrative Agent of the Operative Documents to which it is or will be a party, either in its individual capacity or as Administrative Agent, or both, nor performance of its obligations thereunder in either such capacity, results in a breach of, or constitutes a default under (with or without the giving of notice or lapse of time or both), or violates the terms, conditions or provisions of: (i) the articles of association or by-laws of Administrative Agent; (ii) any agreement, to which Administrative Agent, either in its individual capacity, as Administrative Agent, or both, is now a party or by which it or its property, either in its individual capacity, as Administrative Agent, or both, is bound or affected, where such breach, default or violation would be reasonably likely to materially and adversely affect the ability of Administrative Agent, either in its individual capacity or as Administrative Agent or both, to perform its obligations under any Operative Document to which it is or will be a party, either in its individual capacity or as Administrative Agent, or both; or (iii) any Applicable Laws of the United States of America or the State of Connecticut relating to the banking or trust powers of the Administrative Agent, where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Administrative Agent, either in its individual capacity, as Administrative Agent or both, to perform its obligations under any Operative Document to which it is or will be a party.

         (d) No Approvals, etc. No Governmental Approval by any Governmental Authority under any Applicable Laws of the United States of America or the State of Connecticut relating to the banking or trust powers of the Administrative Agent is or will be required in connection with the execution and delivery by Administrative Agent of the Operative Documents to which it is party or the performance by Administrative Agent of its obligations under such Operative Documents.

         (e) Litigation. There is no action, proceeding or investigation pending or threatened against Administrative Agent (in its individual capacity or as Administrative Agent) which questions the validity of the Operative Documents or which is reasonably likely to result, either in any case or in the aggregate, in any material adverse change in the ability of Administrative Agent (in its individual capacity or as Administrative Agent) to perform its obligations (in either capacity) under the Operative Documents to which it is a party.

         SECTION 4.5. Representations and Warranties of Information Agent. BA Leasing & Capital Corporation, in its individual

                            Participation Agreement

capacity, hereby represents and warrants to the Participants as set forth in this Section 4.5, with respect to its duties and obligations as Information Agent.

         (a) Due Organization, etc. Information Agent is duly organized and validly existing in good standing under the laws of the State of California and has the corporate power and authority to enter into and perform its obligations under the Operative Documents.

         (b) Due Authorization; Enforceability. The Operative Documents to which Information Agent is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by Information Agent, and this Participation Agreement is, and such other Operative Documents are, or, when so executed and delivered by Information Agent will be, valid, legal and binding agreements of Information Agent, enforceable against Information Agent in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

         (c) No Conflict. Neither the execution and delivery by Information Agent of the Operative Documents to which it is or will be a party, either in its individual capacity or as Information Agent, or both, nor performance of its obligations thereunder in either such capacity, results in a breach of, or constitutes a default under (with or without the giving of notice or lapse of time or both), or violates the terms, conditions or provisions of: (i) the articles of association or by-laws of Information Agent; (ii) any agreement, to which Information Agent, either in its individual capacity, as Information Agent, or both, is now a party or by which it or its property, either in its individual capacity, as Information Agent, or both, is bound or affected, where such breach, default or violation would be reasonably likely to materially and adversely affect the ability of Information Agent, either in its individual capacity or as Information Agent or both, to perform its obligations under any Operative Document to which it is or will be a party, either in its individual capacity or as Information Agent, or both; or (iii) any Applicable Laws of the United States of America or the State of California where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Information Agent, either in its individual capacity, as Information Agent or both, to perform its obligations under any Operative Document to which it is or will be a party.

                            Participation Agreement

         (d) Litigation There is no action, proceeding or investigation pending or, to the best knowledge of Information Agent, threatened against it which would be reasonably likely to adversely affect Information Agent's ability to perform its obligations under the Operative Documents to which it is party.

         (e) No Approvals, etc. No Governmental Approval by any Governmental Authority under any Applicable Laws of the United States of America or the State of California is or will be required in connection with the execution and delivery by Information Agent of the Operative Documents to which it is party or the performance by Information Agent of its obligations under such Operative Documents.

         SECTION 4.6. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to each Participant that:

                  (a) Organization; Powers; Governmental Approvals. (i) each of Guarantor and each Principal Subsidiary (A) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (B) has all requisite power and authority to own its property and assets and to carry on its business as presently conducted, and (C) is qualified to do business and in good standing in every jurisdiction where such qualification is required, except where the failure to so qualify would not have a Material Adverse Effect on the condition, financial condition or otherwise, results of operations, business, assets, operations, or prospects of Guarantor and its Subsidiaries taken as a whole. Guarantor's execution, delivery and performance of this Agreement and the Guaranty are within its corporate powers, have been duly authorized by all necessary action and do not violate or create a default under law, its constituent documents, or any contractual provision binding upon it. This Agreement and the Guaranty constitute the legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and general principles of equity. To the best of Guarantor's knowledge, there is no defense, counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment or reduction to any of its obligations under the Guaranty.

                  (ii) All Governmental Approvals have been duly obtained, are in full force and effect and permit Guarantor to perform

                            Participation Agreement

         its obligations under this Agreement and the Guaranty, and are not the subject of any pending or overtly threatened appeal, stay or other challenge.

                  (b) Financial Statements. Guarantor has furnished to each Participant, for itself and its Principal Subsidiaries, their most recent filings with the SEC on Forms 10-K and 10-Q. Such Forms 10-K and 10-Q do not contain any untrue statement of a material fact or omit to state a material fact necessary to make any statement therein, in light of the circumstances under which it was made, not misleading. Each of the financial statements in such Forms 10-K and 10-Q has been, and each of the financial statements to be furnished pursuant to Section 6.6(b) will be, prepared in accordance with GAAP, except as therein noted, and fairly presents or will fairly present in all material respects the consolidated financial position of Guarantor or Principal Subsidiary, as the case may be, as of the date thereof and the consolidated results of the operations of Guarantor or Principal Subsidiary, as the case may be, for the period then ended.

                  (c) No Material Adverse Change. Since the date of Guarantor's most recent financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 1994 furnished to the Participants pursuant to Section 4.6(b), there has been no material adverse change in, and there has occurred no event or condition which is likely to result in a material adverse change in, the condition, financial or otherwise, results of operations, business, assets or operations of Guarantor and its Subsidiaries taken as a whole.

                  (d) Title to Properties; Possession Under Leases.

                  (i) To the best of Guarantor's knowledge, Guarantor has good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.7(a).

                  (ii) Guarantor has complied with all obligations under all material leases to which it is a party, and all such leases are in full force and effect, except where such failure to comply or maintain such leases in full force and effect would not have a Material Adverse Effect. Guarantor enjoys

                            Participation Agreement

         peaceful and undisturbed possession under all such material leases except where such failure would not have a Material Adverse Effect.

                  (e) No Principal Subsidiaries. As of the Document Closing Date, Guarantor has no Principal Subsidiaries.

                  (f) Litigation; Compliance with Laws. (i) There is no action, suit, or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Guarantor, threatened against Guarantor or any of its Subsidiaries or any material property of any thereof before any Governmental Authority which (A) challenges the validity of this Agreement or the Guaranty or, (B) except as disclosed in Guarantor's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, may have a Material Adverse Effect.

                  (ii) Neither Guarantor nor any of its Subsidiaries is in violation of any law, rule, or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be anticipated to result in a Material Adverse Effect.

                  (g) Agreements. (i) Neither Guarantor nor any of its Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted, or could reasonably be anticipated to result, in a Material Adverse Effect.

                  (ii) Neither Guarantor nor any of its Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be anticipated to result in a Material Adverse Effect.

                  (h) Investment Company Act; Public Utility Holding Company Act. Neither Guarantor nor any of its Subsidiaries is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

                  (i) Tax Returns. Each of Guarantor and its Subsidiaries has filed or caused to be filed all Federal, state and local

                            Participation Agreement

         tax returns required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, except taxes that are subject to a Permitted Contest.

                  (j) No Material Misstatements. No statement, information, report, financial statement, exhibit, or schedule furnished by or on behalf of Guarantor to Administrative Agent, or any other Participant in connection with the syndication or negotiation of this Agreement or the Guaranty or included herein or therein or delivered pursuant hereto or thereto contained, contains, or will contain any material misstatement of fact or intentionally omitted, omits, or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are, or will be made, not misleading.

                  (k) Employee Benefit Plans. (i) Each Employee Benefit Plan is in compliance with ERISA, except for such noncompliance that has not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

                  (ii) No Employee Benefit Plan has an accumulated or waived funding deficiency within the meaning of Section 412 or Section 418B of the Code, except for any such deficiency that has not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

                  (iii) No proceedings have been instituted to terminate any Employee Benefit Plan, except for such proceedings where the termination of a Employee Benefit Plan has not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

                  (iv) Neither Guarantor nor any of its Subsidiaries or ERISA Affiliates has incurred any liability to or on account of an Employee Benefit Plan under ERISA (other than obligations to make contributions in accordance with such Employee Benefit Plan), and no condition exists which presents a material risk to Guarantor or any of its Subsidiaries of incurring such a liability, except for such liabilities that have not resulted, and could not reasonably be anticipated to result, in a Material Adverse Effect.

                  (l) Insurance. Guarantor maintains insurance with financially sound and reputable insurers, or self-insurance, with respect to its properties and business against loss or damage of the kind customarily insured against by reputable

                            Participation Agreement

         companies in the same or similar business and of such types and in such amounts (with such deductible amounts) as are customary for such companies under similar circumstances.

                  (m) Public Utility. Guarantor is a public utility as defined in Subchapter II of the Federal Power Act, 16 USCA ss.824(e).

                                    ARTICLE V
                               COVENANTS OF LESSEE

         SECTION 5.1. Further Assurances. Lessee, at its own cost and expense, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as any Participant, Certificate Trustee or any Agent reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Agreement and the other Operative Documents and the Overall Transaction.

         SECTION 5.2.  Consolidation, Merger, Sale, etc.

         (a) Lessee shall not consolidate with any Person, merge with or into any Person or convey, transfer or lease to any Person all or substantially all of its assets in any single transaction (or series of related transactions) unless immediately after giving effect to such transaction, each of the conditions set forth in clauses (i) through (vi) below shall have been satisfied or, in the case of clause (vi) below, waived by each Participant, which waiver shall not be unreasonably withheld or delayed:

                  (i) the Person formed by such consolidation with or into which Lessee shall be merged or the Person which shall acquire by conveyance, transfer or lease all or substantially all of the assets of Lessee (the "Surviving Company") shall be a corporation, partnership, association or other business entity that is organized under the laws of the United States of America, a state thereof or the District of Columbia;

                  (ii) (A) the Surviving Company shall execute and deliver to each of the parties hereto an agreement, in form and substance reasonably satisfactory to the Participants, Certificate Trustee and Information Agent, containing the assumption by the Surviving Company of the due and punctual payment, performance and observation of each obligation, covenant and agreement of Lessee under this Agreement and each other Operative Document to which, immediately prior to such transaction, Lessee was a party; and (B) Guarantor shall execute and deliver to each of the parties hereto a

                            Participation Agreement

         reaffirmation, in form and substance satisfactory to the Participants and Information Agent, that each and all of the obligations of Guarantor under this Agreement and the Guaranty remain, and will remain, in full force and effect, notwithstanding the transaction or transactions giving rise to the requirement that such reaffirmation be delivered hereunder;

                  (iii) no Lease Default, Lease Event of Default or Construction Agency Event of Default shall have occurred or would occur as a result thereof and be continuing, and no Event of Loss shall have occurred or would occur as a result thereof;

                  (iv) the title of Certificate Trustee to the Equipment and Systems and Certificate Trustee's rights under this Agreement and the other Operative Documents and the first and prior Lien of the Security Agreement on the Collateral shall not be adversely affected;

                  (v) Lessee shall have delivered to the Participants, Certificate Trustee and Administrative Agent an Officer's Certificate and an opinion of counsel reasonably satisfactory to each such Person stating that such transaction complies with this Section 5.2, that all conditions to the consummation of such transaction have been fulfilled and that all Governmental Approvals required in connection with such transaction have been obtained, given or made; and

                  (vi) the Indirect Beneficial Ownership Interest of Guarantor in each of the Leased Assets and Owned Assets included in each Qualified MAN or FCL shall be equal to or greater than forty-nine percent (49%) after such merger, consolidation or transfer; provided, however, that, subsequent to an initial public offering by Lessee that reduces the Indirect Beneficial Ownership Interest of Guarantor to below forty-nine percent (49%), no such consolidation, merger, conveyance, transfer or lease shall reduce the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, below the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, maintained immediately after such initial public offering.

         Upon the consummation of such transaction, the Surviving Company, shall succeed to, and be substituted for, and may exercise every right and power of, Lessee immediately prior to such transaction under this Agreement and each other Operative Document to which Lessee was a party immediately prior to such transaction,

                            Participation Agreement

with the same effect as if the Surviving Company had been named herein and therein. Notwithstanding the foregoing provisions of this Section 5.2(a), no conveyance, transfer or lease of all or any portion of the assets of Lessee shall, except as provided in Section 10.2 of the Lease, release either of Lessee or Guarantor from its respective payment or other obligations under this Agreement, the Guaranty or any other Operative Document without the prior written consent of Certificate Trustee, Information Agent and each Participant.

         (b) Lessee shall not transfer, assign or sublease any Leased Assets except in accordance with Section 5.2(a) and Article X of the Lease. Lessee may not assign, transfer possession of or lease, in whole or in part, any of its right, title or interest in or to the Owned Assets relating to a Qualified MAN or FCL to any Person at any time, and any such assignment, transfer of possession or lease shall be void, unless: (i) after giving effect to any such assignment, transfer of possession or lease (including all prior transactions of any of the foregoing types) the Indirect Beneficial Ownership Interest of Guarantor in all of the Leased Assets and in all of the Owned Assets, respectively, included in such Qualified MAN or FCL would be equal to or greater than forty-nine percent (49%); provided, however, that, subsequent to an initial public offering by Lessee that reduces the Indirect Beneficial Ownership Interest of Guarantor to below forty-nine percent (49%), no such assignment, transfer or lease shall reduce the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, below the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, maintained immediately after such initial public offering, or (ii) such assignment, transfer of possession or lease is to a Subsidiary of Guarantor, in which event such Subsidiary shall be bound by and subject to the provisions set forth in this Section 5.2(b), or (iii) such assignment, transfer of possession or lease is consented to by each Participant, which consent shall not be unreasonably withheld or delayed, or (iv) such assignment, transfer of possession or lease complies with Section 5.2(a).

         (c) Each Interested Subsidiary will be bound by, and entitled to the benefits of, Sections 5.2(a) and (b) as if it were named in each such Section in lieu of Lessee. Any Subsidiary, upon becoming an Interested Subsidiary, shall, as a condition precedent to the transfer or lease of Owned Assets or Leased Assets to it, deliver to Certificate Trustee a duly authorized and executed certificate declaring that it agrees to be bound by, and is entitled to the benefits of, this Article V.

                            Participation Agreement

         SECTION 5.3. Corporate Existence, etc. Subject to Section 5.2, Lessee shall at all times maintain its existence as a corporation in good standing under the laws of the State of Delaware and shall preserve and keep in full force and effect its franchises material to its business.

         SECTION 5.4. Liens. Lessee shall not incur or suffer to exist any Lien on any of the Equipment other than Permitted Liens.

         SECTION 5.5.  Compliance Certificates.

         (a) Lease Defaults. Lessee shall furnish, following the Document Closing Date and until the termination of the Lease, to Certificate Trustee, Administrative Agent and each Participant a certificate of Lessee signed by a Responsible Officer of Lessee promptly after Lessee obtains knowledge that there exists a Lease Default, Lease Event of Default or Construction Agency Event of Default, which such certificate shall describe such Lease Default in reasonable detail, with a statement of Lessee's action with respect thereto taken or proposed to be taken.

         (b) Annual Certificates. Within one hundred ten (110) days after the close of each fiscal year of Lessee, Lessee shall deliver to Certificate Trustee, Administrative Agent, and each Participant a certificate of Lessee signed by a Responsible Officer of Lessee to the effect that the signer is familiar with or has reviewed the relevant terms of this Agreement, the Lease and each other Operative Document to which Lessee is a party and has made, or caused to be made under his or her supervision, a review of the transactions contemplated hereby and thereby and the condition of each System and all Equipment during the preceding fiscal year, and that such review has not disclosed the existence during such fiscal year of any condition or event which constitutes a Lease Default, a Lease Event of Default, a Construction Agency Event of Default, an Event of Loss, a Condemnation or Casualty, nor does the signer have knowledge, after due inquiry, of the existence as at the date of such certificate, of any condition or event which constitutes a Lease Default, a Lease Event of Default, a Construction Agency Event of Default or an Event of Loss, Condemnation or Casualty or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto.

         SECTION 5.6. Change of Name or Address. Lessee shall provide Certificate Trustee, Administrative Agent, and each Participant thirty (30) days' prior written notice of any change in name, identity or corporate structure or the address of its chief executive office and principal place of business or the office

                            Participation Agreement

where it keeps its records concerning its accounts and the Equipment.

         SECTION 5.7. Investigation by Authorities. Promptly upon Lessee's receipt of written notice of the intent by a Governmental Authority to (a) take an action which would constitute a Condemnation or an Event of Taking, (b) investigate any location whereon or wherein any System or Equipment is located for a material violation of any Applicable Law on or at such location, including any Environmental Law, (c) investigate any such location (other than routine fire, life-safety and similar inspections) for any violation of Applicable Laws under which criminal liability may be imposed, or (d) revoke, change, modify or reconsider Lessee's status as a "competitive telecommunications provider" in the State of Oregon, Lessee shall deliver to Certificate Trustee, Administrative Agent and each Participant a copy of such notice.

         SECTION 5.8. Information Regarding Systems; Other Information. Lessee shall maintain accurate books and records, and shall promptly upon request by either Agent, Certificate Trustee or any Participant, supply information regarding the identity, cost, location and condition of each System, all related Systems and all related Equipment, including all related construction, installation and, if applicable, Transactions Costs allocable thereto. Lessee shall also deliver to Administrative Agent, with sufficient copies for Administrative Agent to distribute to Certificate Trustee and each Participant, with reasonable promptness, unless disclosure thereof is prohibited by Applicable Laws and subject to appropriate confidentiality undertakings with respect thereto, such other data and information (financial or otherwise) which is either maintained in the ordinary course of Lessee's business or can be obtained or derived without undue burden to Lessee as to the business of Lessee or as to any System or Equipment as from time to time may be reasonably requested by either Agent or the Required Entities.

         SECTION 5.9. Securities. Lessee shall not, nor shall it permit anyone authorized to act on its behalf to, take any action which would subject the issuance or sale of the Notes, the Certificates, any Equipment or the Lease, or result in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned interests or leases, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

         SECTION 5.10.  Interest Rates.  With respect to each
determination of an interest rate pursuant to the Loan Agreement and any other amounts determined by reference thereto, including

                            Participation Agreement

amounts payable pursuant to the Lease, Lessee agrees to be bound by Section 2.7 of the Loan Agreement.

         SECTION 5.11. Tax Reporting. Consistent with the intention of the parties hereto stated in Section 2.8, Lessee shall report the transactions provided for in the Operative Documents as constituting a loan for Federal and state income tax purposes.

         SECTION 5.12. Searches. Within thirty (30) days after the earlier to occur of (a) the date on which the aggregate Commitments shall have been exhausted and (b) the Commitment Termination Date, Lessee shall deliver to Administrative Agent and Information Agent a report prepared by a search company reasonably acceptable to Information Agent, of judgment liens, lis pendens, tax liens and UCC filings with respect to Lessee and all Systems then leased pursuant to Lease Supplements, which are filed of record with the applicable State and local filing offices in the jurisdiction or jurisdictions in which such Systems are located and the State in which Lessee has its principal place of business, if only one, or its chief executive office, if it has more than one place of business; provided, that if the Systems to be leased comprise all or part of an FCL, then Lessee may represent and warrant to Administrative Agent for the benefit of the Participants the absence of any of the foregoing in lieu of providing such report.

                                   ARTICLE VI
                         OTHER COVENANTS AND AGREEMENTS

         SECTION 6.1. Cooperation with Lessee. Certificate Trustee, Administrative Agent and each Participant shall, to the extent reasonably requested by Lessee (but without assuming additional liability on account thereof), at Lessee's expense, cooperate to allow Lessee to (a) perform its covenants contained in Section 5.1, including at any time and from time to time, upon the reasonable request of Lessee, to promptly and duly execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as Lessee may request in order to perform such covenants, and (b) further Lessee's requirements as lessee of the Systems and related Equipment.

         SECTION 6.2.  Covenants of Certificate Trustee and the
Certificate Purchasers.

         (a) Discharge of Liens. Each of the Certificate Purchasers covenants as to itself, and not jointly with any other Certificate Purchaser, that it will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as

                            Participation Agreement

may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it, and will cause restitution to be made to the Trust Estate in the amount of any diminution of the value thereof as a result of its failure to comply with its obligations under this Section 6.2(a). Certificate Trustee will not create or permit to exist at any time, and will promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it and will cause restitution to be made to the Trust Estate in the amount of any diminution of the value thereof as a result of its failure to comply with its obligations under this Section 6.2(a). Bank will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it and will cause restitution to be made to the Trust Estate in the amount of any diminution of the value thereof as a result of its failure to comply with its obligations under this Section 6.2(a). Notwithstanding the foregoing, none of the Certificate Purchasers, Certificate Trustee or Bank, as the case may be, shall be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any meaningful danger of the impairment of the Lien of the Security Agreement or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any part of the Equipment, the Lease or the Trust Estate or title thereto or any interest therein or the payment of Rent; provided, however, that each Certificate Purchaser, Certificate Trustee and Bank shall discharge any such Lessor Lien attributable to it, whether or not subject to contest as provided above, upon the purchase of any Equipment by Lessee pursuant to the Lease.

         (b) Trust Agreement. Without prejudice to any right under the Trust Agreement of Certificate Trustee to resign, or the Participants' right under the Trust Agreement to remove Certificate Trustee, each of the Participants and Certificate Trustee hereby agrees with Lessee, the Lenders and the Agents (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VI of the Trust Agreement prior to the later of the Lease Termination Date or the payment in full of the obligations under the Notes and the Certificates, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement prior to the Lease Termination Date in such a manner as to materially and adversely affect the rights of any such party, (iii) except as otherwise expressly authorized under the Operative Documents, not to withdraw from the Trust Estate any funds other than amounts payable to it by Certificate Trustee as distributions of Base Rent and Supplemental

                            Participation Agreement

Rent without the prior written consent of each such party, and (iv) to comply with all of the terms of the Trust Agreement applicable to it the nonperformance of which would adversely affect such party.

         (c) Successor Certificate Trustee. Certificate Trustee or any successor may resign or be removed by the Certificate Purchasers as Certificate Trustee, a successor Certificate Trustee may be appointed, and a corporation may become Certificate Trustee under the Trust Agreement, only in accordance with the provisions of Article IV of the Trust Agreement. Notwithstanding anything to the contrary contained in this Agreement or the Trust Agreement, so long as no Lease Event of Default shall be continuing, the appointment of a successor Certificate Trustee shall be subject to the consent of Lessee (such consent not to be unreasonably withheld or delayed).

         (d) Indebtedness; Other Business. Certificate Trustee on behalf of the Trust shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Documents and, for the benefit of Lessee, the Agents and the Lenders, agrees to be bound by Section 1.2(b) of the Trust Agreement.

         (e) Change of Principal Place of Business. Certificate Trustee shall give prompt notice to the Certificate Purchasers, Lessee and Administrative Agent if Certificate Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Equipment or the Overall Transaction are kept, shall cease to be located at 777 Main Street, MSN 238, Hartford, CT, 06115, Attn:
Corporate Trust Administration or if it shall change its name, identity or corporate structure.

         (f) Depreciation. Prior to the applicable Lease Supplement Termination Date, neither Certificate Trustee nor any Participant shall claim any federal or state tax attributes or benefits (including depreciation) relating to any System or Equipment unless required to do so by an appropriate taxing authority or after a clearly applicable change in Applicable Laws or as a protective response to a proposed adjustment by an Governmental Authority; provided, however, that if an appropriate taxing authority shall require Certificate Trustee or any Certificate Purchaser to claim any such federal or state tax attributes or benefits, or if any such Person shall make any such claim as a protective response as aforesaid, such Person shall promptly notify Lessee thereof and shall permit Lessee to contest such requirement in a manner similar

                            Participation Agreement

to the contest rights provided in, and subject to any applicable limitation to a contest contained in, Section 7.2(b).

         (g) Certificate Purchaser Amount. The Certificate Purchasers shall at all times prior to the Commitment Termination Date maintain an aggregate Certificate Purchaser Amount in the Trust equal to not less than three percent (3%) of the sum of (i) the original principal amount of the Notes issued by Certificate Trustee from time to time and (ii) the Certificate Purchaser Amounts invested from time to time; provided, however, that this Section 6.2(g) shall not be construed to increase or otherwise affect any Participant's Commitment.

         SECTION 6.3. Restrictions on and Effect of Transfer. So long as no Lease Event of Default or Loan Event of Default shall have occurred and be continuing, no Participant shall assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under any of the Operative Documents, or any Note or Certificate, except that (x) any Participant may pledge its interest in the ordinary course of its business without the consent of Lessee; provided, that such pledge provides that no transfer upon a foreclosure pursuant to such a pledge may occur unless the other provisions of this Section are complied with, (y) any Participant may transfer all or any portion of its interest to any other existing Participant or an Affiliate of such Participant and, upon compliance with any applicable provisions of Section 6.4(a), may sell, assign or otherwise transfer a participation in its interest in any of the foregoing; provided, that no Loan Participant shall become, by means of such transfer, a Participant under the Operative Documents, and Lessee shall be entitled to continue to deal for all purposes under the Operative Documents exclusively with the Participant who has transferred such participation, and (z) any Participant may transfer any or all of such right, title and interest upon the satisfaction of each of the following conditions:

                  (a) Required Notice and Effective Date. Any Participant desiring to effect a transfer of its interest shall give written notice of each such proposed transfer to Lessee and Administrative Agent at least five (5) days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage of interest to be retained by such Participant, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs incurred by Administrative Agent in connection with any such disposition by a Participant under this Section 6.3 shall be borne by such Participant. In the event of a transfer under this Section 6.3, any expenses incurred by the

                            Participation Agreement

         transferee in connection with its review of the Operative Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Participant, as they may determine, but shall not be considered costs and expenses which Lessee is obligated to pay or reimburse under Section 9.9.

                  (b) Assumption of Obligations. Any transferee pursuant to this
         Section 6.3 shall have executed and delivered to Administrative Agent a letter in substantially the form of the Investor's Letter attached hereto as Exhibit J, and thereupon the obligations of the transferring Participant under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, (i) the transferring Participant shall still be entitled to the benefit of Article VII, and (ii) the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent "Lender" or "Certificate Purchaser" (as the case may be) for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Agreement previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Lender" or "Certificate Purchaser" (as the case may be) shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, Administrative Agent shall deliver to each Participant, Certificate Trustee and Lessee new Schedules I, II, and III to this Participation Agreement, as applicable, revised to reflect the relevant information for such new Participant and the Commitment of such new Participant (and the revised Commitment of the transferor Participant if it shall not have transferred its entire interest).

                  (c) Employee Benefit Plans. No Participant may make any such assignment, conveyance or transfer to or in connection with any arrangement or understanding in any way involving any Employee Benefit Plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan (or its related trust), as defined in
         Section 4975(e)(1) of the Code (other than a governmental plan, as defined in Section 3(32) of ERISA), with respect to which Lessee or such Participant or any of their Affiliates is a party in interest

                            Participation Agreement

         within the meaning of ERISA or a "disqualified person" within the meaning of the Code.

                  (d) Representations and Warranties. Notwithstanding anything to the contrary set forth above, no Participant may assign, convey or transfer its interest to any Person unless such Person shall have delivered to Administrative Agent and Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section
         4.2 with respect to such Person (other than as such representation or warranty relates to the execution and delivery of Operative Documents).

                  (e) Financial Condition of Transferee. No transfer by a Participant shall be effective against the other parties to this Agreement unless the transferee is (A) a bank or other financial institution with a combined capital and surplus of at least $100,000,000, or (B) any subsidiary of such a bank or financial institution; provided, that such bank or financial institution furnishes a guaranty with respect to the transferee's obligations as a Lender or Certificate Purchaser (as the case may be), or (C) any other entity; provided, that the transferee's obligations as a Lender or Certificate Purchaser (as the case may be) are guaranteed by the transferor Participant.

                  (f) Amounts. (i) Any transfer of Certificates shall be in an invested amount which is equal to or greater than $150,000 and an integral multiple of $10,000.

                  (ii) Any transfer of Notes shall be in a principal amount which is equal to or greater than $5,000,000 and an integral multiple of $500,000.

                  (iii) In any event, a Participant may transfer a Note or Certificate that is smaller than the amounts specified in clauses (i) and (ii) if such disposition is with respect to its entire interest.

                  (g) Effect. From and after any transfer of its Notes or Certificates, the transferring Lender or Certificate Purchaser shall be released, to the extent assumed by the transferee, from its liability and obligations hereunder and under the other Operative Documents relating to the Equipment to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by a Participant as above provided, any such transferee shall be deemed a "Lender" or "Certificate

                            Participation Agreement

         Purchaser" (as the case may be) for all purposes of such documents and each reference herein to a Lender or Certificate Purchaser shall thereafter be deemed a reference to such transferee for all purposes, except as the context may otherwise require. Notwithstanding any transfer as provided in this Section 6.3, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer, including rights to indemnification under this Agreement or any other Operative Document.

                  (h) Transfers. Notwithstanding anything contained herein to the contrary, without the prior written consent of Lessee, which consent shall not be unreasonably withheld or delayed, no Participant may transfer all or any portion of its right, title or interest in, to or under any of the Operative Documents (including any Note or Certificate), except as set forth in clauses (x) and (y) of the introductory language of this Section 6.3; provided, that this clause
         (h) shall not apply so long as a Lease Event of Default or Loan Event of Default shall have occurred and be continuing.

         SECTION 6.4.  Covenants and Agreements of Participants.

         (a) Participations. Each Lender and each Certificate Purchaser covenants and agrees that it will not grant participations in its Notes and/or Certificates to any Person unless such Person (a "Loan Participant") (i) is a bank or other financial institution, (ii) has capital and surplus of at least $100,000,000 and (iii) represents and warrants, in writing, to such Participant for the benefit of the Participants and Lessee that no part of the funds used by it to acquire an interest in the Notes and/or Certificates constitutes assets of any Employee Benefit Plan or its related trust. Any such Person shall require any transferee of its interest in the Notes and/or Certificates to make the representations and warranties set forth in the preceding sentence, in writing, to such Person for its benefit and the benefit of the Participants and Lessee. In the event of any such sale by a Participant of a participating interest to a Loan Participant, such Participant's obligations under this Agreement and under the other Operative Documents shall remain unchanged, such Participant shall remain solely responsible for the performance thereof, such Participant shall remain the holder of its Note and/or Certificate for all purposes under this Agreement and under the other Operative Documents, Certificate Trustee, Administrative Agent and, except as set forth in Section 6.4(b), Lessee shall continue to deal solely and directly with such Participant in connection with such Participant's rights and obligations under this Agreement and under the other Operative Documents, and such Participant shall retain

                            Participation Agreement

the sole right to enforce the obligations of the Lessee under the Operative Documents and to approve any amendment, modification or waiver of any provision of any Operative Document (other than amendments, modifications, or waivers decreasing any fees payable hereunder or under any other Operative Document, or the amount of principal or Yield of or the rate at which interest or Yield is payable on the Loans or Certificates, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans or Certificates, or changing or extending the Commitments).

         (b) Transferee Indemnities. Each Loan Participant shall be entitled to the benefits of Sections 2.11 and 2.12 of the Loan Agreement with respect to its participation in the Certificates, Notes and Loans outstanding from time to time; provided, that no Loan Participant in respect of its participation shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation in the Notes and/or Certificates transferred by such transferor Lender to such Loan Participant had no such transfer of a participation occurred.

         SECTION 6.5. Required Transfers. If at any time any Lender shall have delivered a certificate or notice pursuant to Section 2.12(d) of the Loan Agreement, the Certificate Purchasers hereby grant to Lessee the right to require Certificate Trustee by written notice to take any of the actions described in Section 2.12(f) of the Loan Agreement.

         SECTION 6.6. Affirmative Covenants of Guarantor. Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or unperformed or any Participant shall have any outstanding Commitment, Guarantor will, unless, with respect to any matters other than those covered by
Section 6.6(a)(ii)(B), the Required Entities shall otherwise consent in writing:

                  (a) Existence; Businesses and Properties. (i) Preserve and maintain, cause each of its Principal Subsidiaries to preserve and maintain, and cause each other Subsidiary to preserve and maintain (where the failure by any such other Subsidiary to so preserve and maintain would likely result in a Material Adverse Effect) its corporate existence, rights and franchises; provided, however, that the corporate existence of any Principal Subsidiary may be terminated if such termination is not disadvantageous to Administrative Agent or any Participant;

                            Participation Agreement

                           (ii) (A) continue to own all of the outstanding
                  shares of common stock of each Principal Subsidiary and (B) except as otherwise provided in Sections 5.2(a) and (b) or
                  Section 6.7(b)(ii), maintain its Indirect Beneficial Ownership Interest in all of the Leased Assets and in all of the Owned Assets, respectively, of each Qualified MAN and FCL at levels equal to or greater than forty-nine percent (49%);

                           (iii) comply, and cause each of its Subsidiaries to
                  comply, in all material respects, with all Applicable Laws;

                           (iv) pay, and cause each of its Subsidiaries to pay,
                  before any such amounts become delinquent, (1) all taxes, assessments and governmental charges imposed upon it or upon its property, and (2) all claims (including without limitation, claims for labor, materials, supplies, or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being disputed in a Permitted Contest;

                           (v) keep, and cause each of its Subsidiaries to keep,
                  proper books of record and account, containing complete and accurate entries of all financial and business transactions of Guarantor and such Subsidiary; and

                           (vi) maintain or cause to be maintained insurance
                  with financially sound and reputable insurers, or self-insurance, with respect to its properties and business and the properties and business of its Subsidiaries against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts (with such deductible amounts) as is customary for such companies under similar circumstances;

         provided, however, that the foregoing shall not limit the right of Guarantor or any of its Subsidiaries to engage in any transaction not otherwise prohibited by clauses (b), (c) and (d) of Section 6.7.

                  (b) Financial Statements, Reports, etc. Furnish to Administrative Agent and each Participant:

                            Participation Agreement

                           (i) as soon as available and in any event within 110
                  days after the end of each fiscal year, consolidated balance sheets and the related statements of income and cash flows of Guarantor and its Subsidiaries (Guarantor and its Subsidiaries being collectively referred to as the "Companies") as of the close of such fiscal year (which requirement shall be deemed satisfied by the delivery of Guarantor's Annual Report on Form 10-K (or any successor form) for such year), all audited by KPMG Peat Marwick or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of the Companies on a consolidated basis in accordance with GAAP;

                           (ii) within sixty-five (65) days after the end of
                  each of the first three fiscal quarters of each fiscal year, consolidated balance sheets and related statements of income and cash flows of the Companies as of the close of such fiscal quarter and the then elapsed portion of the fiscal year (which requirement shall be deemed satisfied by the delivery of Guarantor's Quarterly Report on Form 10-Q (or any successor form) for such quarter), each certified by an officer as fairly presenting the financial condition and results of operations of the Companies on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments;

                           (iii) promptly upon the mailing or filing thereof,
                  copies of all financial statements, reports and proxy statements mailed to Guarantor's public shareholders, and copies of all registration statements (other than those on Form S-8) and Form 8-K's (to the extent that such Form 8-K's disclose actual or potential adverse developments with respect to Guarantor or any of its Subsidiaries that constitute, or could reasonably be anticipated to constitute, a Material Adverse Effect) filed with the SEC (or any successor thereto) or any national securities exchange;

                           (iv) prompt notice of any reduction in the credit
                  rating given to Guarantor by Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or any successor to either of the foregoing; and, if either or both of the foregoing rating agencies shall not rate any long-term senior indebtedness of Guarantor, a nationally recognized


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                            Participation Agreement

                  securities rating agency or agencies selected by Guarantor and approved by the Required Entities;

                           (v) promptly after (A) the occurrence thereof, notice
                  of any ERISA Termination Event or "prohibited transaction", as such term is defined in Section 4975 of the Code, with respect to any Employee Benefit Plan that results, or could reasonably be anticipated to result, in a Material Adverse Effect, which notice shall specify the nature thereof and Guarantor's proposed response thereto, and (B) actual knowledge thereof, copies of any notice of PBGC's intention to terminate or to have a trustee appointed to administer any Employee Benefit Plan; and

                           (vi) promptly, from time to time, such other
                  information regarding its operations, business affairs and financial condition, or compliance with the terms of this Agreement or the Guaranty as the Administrative Agent or any Participant may reasonably request.

                  (c) Litigation and Other Notices. Furnish to Administrative Agent and each Participant prompt written notice of the following:

                           (i) any Construction Agency Default, Lease Default, Lease Event of Default, Loan Default or Loan Event of
                  Default of which Guarantor becomes aware;

                           (ii) the filing or commencement of, or any threat or
                  notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or equity or by or before any Governmental Authority, against Guarantor or any of its Subsidiaries which is reasonably likely to be adversely determined and which, if adversely determined, could reasonably be anticipated to result in a Material Adverse Effect; and

                           (iii) any development with respect to Guarantor or
                  any of its Subsidiaries that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect.

                  (d) Maintaining Records. Maintain all financial records in accordance with GAAP and, upon reasonable notice, permit any Participant to visit and inspect the financial records of Guarantor at reasonable times and as often as requested and to make extracts from and copies of such financial records, and permit any representatives designated by any Participant to

                            Participation Agreement

         discuss the affairs, finances and condition of Guarantor with the appropriate officers thereof and, with Guarantor's consent (which shall not be unreasonably withheld or delayed), the independent accountants therefor; provided, however, that if Guarantor shall so require, a single representative shall be appointed by the Required Entities to exercise the rights granted under this Section 6.6(d).

         SECTION 6.7. Negative Covenants of Guarantor. Guarantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or unperformed or any Participant shall have any outstanding Commitment, Guarantor will not, without the prior unanimous written consent of the Lenders and Certificate Purchasers, which consent shall not be unreasonably withheld or delayed, with regard to matters covered by Section 6.7(b)(ii), 6.7(c)(ii) or 6.7(d)(ii) and without the prior written consent of the Required Entities with regard to other matters:

                  (a) Liens. Create, incur, assume, or suffer to exist, or permit any of the Principal Subsidiaries to create, incur, assume, or suffer to exist, any Lien on any of its property now owned or hereafter acquired to secure any Indebtedness of Guarantor or any such Principal Subsidiary, other than (i) Liens incurred or deposits made in the ordinary course of business to secure surety and appeal bonds, leases, return-ofmoney bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (ii) Liens created under or in connection with the First Mortgage Bond Indentures or any other indentures governing the issuance of mortgage bonds by Guarantor;
         (iii) pledges or deposits to secure the utility obligations of Guarantor incurred in the ordinary course of business; (iv) Liens upon or in property now owned or hereafter acquired to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of any property; provided, that such Indebtedness shall not exceed the fair market value of the property being acquired, constructed or improved; (v) Liens on the assets of any Principal Subsidiary to secure the repayment of project financing for such Principal Subsidiary; (vi) Liens on the assets of any Person merged or consolidated with or into (in accordance with Section 6.7(d)) Guarantor or any Principal Subsidiary that were in effect at the time of such merger or consolidation; and (vii) Liens securing Indebtedness of Guarantor or of any Principal Subsidiary to the U.S. Rural Electrification Administration (or any successor agency) or to the U.S. Rural Telephone Bank (or any successor agency); provided, however, that Guarantor or any Principal Subsidiary may create, incur, assume or

                            Participation Agreement

         suffer to exist other Liens (in addition to Liens excepted by the foregoing clauses (i) through (vii)) on its assets so long as the assets subject to such Liens do not represent in the aggregate more than thirty percent (30%) of Guarantor's Consolidated Tangible Assets; provided, further, however, that any Principal Subsidiary that is also an Interested Subsidiary shall be subject to Section 6.1 of the Lease to the extent of Leased Assets.

                  (b) Ownership of Subsidiaries. (i) Sell, assign, pledge, or otherwise transfer or dispose of any shares of common stock, voting stock, or stock convertible into voting or common stock of any Principal Subsidiary, except to another Subsidiary; or (ii) permit any Subsidiary owning shares of capital stock of any Interested Subsidiary to sell, assign, pledge, or otherwise transfer or dispose of any shares of capital stock of any such Interested Subsidiary or permit any Interested Subsidiary to issue, sell, assign, pledge or otherwise dispose of any of its shares of capital stock, unless any such sale, assignment, pledge, transfer or disposition would not, after giving effect thereto (including treating any such pledge as an outright sale) and to all prior transactions, reduce Guarantor's Indirect Beneficial Ownership Interest in all of the Leased Assets and in all of the Owned Assets, respectively, in any Qualified MAN or FCL to less than forty-nine percent (49%), except that the restrictions of this Section 6.7(b)(ii) shall not apply to a transaction that shall constitute the initial public offering of capital stock of Lessee; provided, however, that, subsequent to an initial public offering by Lessee that reduces the Indirect Beneficial Ownership Interest of Guarantor to below forty-nine percent (49%), no such sale, assignment, pledge, transfer or disposition shall reduce the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, below the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, maintained immediately after such initial public offering; provided, further, that, notwithstanding the foregoing proviso, subsequent to an initial public offering, Lessee may issue from time to time, pursuant to an employee stock option plan, shares of capital stock not to exceed, at any time, in the aggregate fifteen percent (15%) of the outstanding shares of capital stock of Lessee at such time. If any Subsidiary owning shares of capital stock of any Interested Subsidiary or any Interested Subsidiary would otherwise qualify as a Principal Subsidiary under Section 6.7(b)(i), this Section 6.7(b)(ii) and not Section 6.7(b)(i) shall apply.

                            Participation Agreement

                  (c) Asset Sales. (i) Permit any Principal Subsidiary to sell, assign, or otherwise dispose of assets (whether in one transaction or a series of transactions), if, after giving effect to such transaction, such Principal Subsidiary will have disposed of, in the aggregate, assets representing more than 25% of such Principal Subsidiary's aggregate Consolidated Tangible Assets as of the date upon which such Principal Subsidiary first became a Principal Subsidiary; provided, that any Principal Subsidiary may transfer assets representing up to 100% of such Principal Subsidiary's Consolidated Tangible Assets to any other Subsidiary or to Guarantor; or (ii) permit Lessee or any other Subsidiary of Guarantor to sell, assign, lease, sublease or otherwise transfer any (A) Leased Assets (including Lessee's leasehold interests with respect thereto) relating to a Qualified MAN or FCL except as permitted by and in accordance with the provisions of Article X of the Lease or Sections 5.2(a) and (c), or (B) Owned Assets relating to a Qualified MAN or FCL except as permitted by and in accordance with the provisions of Sections 5.2(a), (b) and (c). If Lessee or any other Subsidiary of Guarantor would otherwise qualify as a Principal Subsidiary under Section 6.7(c)(i), this Section 6.7(c)(ii) and not
         Section 6.7(c)(i) shall apply to the extent of the Leased and Owned Assets.

                  (d) Mergers, etc. (i) Merge or consolidate with, or sell, assign, lease, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or permit any Principal Subsidiary to do so, except that any Subsidiary may merge into or, subject to Section 6.7(c), transfer assets to Guarantor or any other Subsidiary, and Guarantor may merge with any Person; provided, that, immediately thereafter and after giving effect thereto, (A) no event shall occur or be continuing which constitutes a Lease Default or a Lease Event of Default, (B) such transaction, after giving effect thereto and to all prior transactions, would not reduce Guarantor's Indirect Beneficial Ownership Interest in the Leased Assets or in the Owned Assets, respectively, included in any Qualified MAN or FCL to less than forty-nine percent (49%); provided, however, that, subsequent to an initial public offering by Lessee that reduces the Indirect Beneficial Ownership Interest of Guarantor to below forty-nine percent (49%), no such merger, consolidation or sale, assignment, lease or disposition of assets shall reduce the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, below the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, maintained immediately

                            Participation Agreement

         after such initial public offering and, in the case of any such merger to which Guarantor is a party, either (1) Guarantor is the surviving corporation, or (2) the surviving entity (if not Guarantor) has a Consolidated Net Worth immediately subsequent to such merger at least equal to the Consolidated Net Worth of Guarantor immediately prior to such merger and expressly assumes the obligations of Guarantor under the Operative Documents; provided, further, however, that, notwithstanding the foregoing, each of Guarantor and any of the Principal Subsidiaries may sell assets (other than Leased Assets and Owned Assets) in the ordinary course of its business. Leased Assets and Owned Assets comprising all or a portion of a Qualified MAN or FCL may only be transferred, assigned or subleased in accordance with the provisions of the Lease, Section 5.2(a) and (b) and Section 6.7(c) to the extent applicable.

                  (ii) Permit any Interested Subsidiary to merge or consolidate with, or to sell, assign, lease, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, except that any Interested Subsidiary may merge into or consolidate with or transfer all or substantially all of its assets to Guarantor or any other Subsidiary or transfer all or substantially all of its assets to any other Person; provided, that, immediately thereafter and after giving effect thereto, in each case, each of the requirements set forth in Section 5.2(a) shall be satisfied or waived (to the same extent as if that Section applied to such Interested Subsidiary). If an Interested Subsidiary would also qualify as a Principal Subsidiary under Section 6.7(d)(i), this Section 6.7(d)(ii) and not Section 6.7(d)(i) shall apply.

                  (e) Restrictions on Dividends. Enter into or permit any Principal Subsidiary to enter into, any contract or agreement (other than with a Governmental Authority having jurisdiction over Guarantor or such Principal Subsidiary) restricting the ability of such Principal Subsidiary to pay dividends or make distributions to Guarantor in any manner that would impair the ability of Guarantor to meet its present and future obligations hereunder. The Secretary of Guarantor or another officer of Guarantor satisfactory to Administrative Agent, shall, prior to entry into any contract or agreement that could restrict the ability of any Principal Subsidiary to pay dividends or make distributions to Guarantor, deliver to the Participants a certificate certifying (i) to the absence of any Lease Default or Lease Event of Default after giving

                            Participation Agreement

         effect to the entry by such Principal Subsidiary into such contract or agreement, and (ii) that such contract or agreement will not impair the ability of Guarantor to meet its present and future obligations hereunder or under the Guaranty.

                  (f) Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that as long as no Lease Default or Lease Event of Default shall have occurred and be continuing, Guarantor or any of its Subsidiaries may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to Guarantor or such Subsidiary that could be obtained on an arm's-length basis from unrelated third parties or as otherwise may be required by any Governmental Authority; provided, that nothing in this Section 6.7(f) shall be construed to restrict or prohibit any transaction which is expressly permitted by the provisions of any of the Operative Documents; and provided, further, that any transaction prohibited or restricted by the provisions of any of the Operative Documents shall not be permitted solely because it complies with the provisions of this Section 6.7(f).

                  (g) Minimum Consolidated Net Worth. Permit its Consolidated Net Worth at any time to be less than $450,000,000.

                                   ARTICLE VII

                                 INDEMNIFICATION

         SECTION 7.1. General Indemnification. Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee (on an after-tax basis in accordance with Section 7.5) from and against any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action, omission or negligence by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the initial Advance Date or after the Lease Termination Date, in any way relating to or arising out of (a) any of the Operative Documents or any of the transactions contemplated thereby or any investigation, litigation or proceeding in connection therewith, and any amendment, modification or waiver in respect thereof; (b) any

                            Participation Agreement

System, Equipment or any part thereof or interest therein; or (c) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer or title, redelivery, use, financing, refinancing, operation, condition, sale (including any sale pursuant to Section 4.3 of the Lease or any sale pursuant to Article XVI of the Lease), return or other disposition of all or any part of any interest in any System or Equipment or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, including: (i) claims or penalties arising from any violation of law, including Applicable Laws or in tort (whether arising under principles of strict liability or otherwise), (ii) loss of or damage to the environment (including investigation costs, clean-up costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, and all other damages, costs, fees and expenses, fines and penalties, including natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, (iii) latent or other defects, whether or not discoverable by Lessee or any Indemnitee, (iv) any Claims resulting from the existence or Release of any Hazardous Materials from or with respect to any System or Equipment and (v) any Claim for patent, trademark, trade name or copyright infringement; (d) the offer, issuance, sale or delivery of the Notes or the Certificates; (e) the breach or alleged breach by Lessee of any representation or warranty made by it or deemed made by it in any Operative Document; (f) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code; or (g) any other agreement entered into or assumed by Lessee in connection with any System or Equipment (including, in each case, matters based on or arising from the negligence of any Indemnitee).

Lessee shall not be required to indemnify under this Section 7.1 for (1) as to an Indemnitee, any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee or to the extent resulting from a material breach of representations, warranties or covenants of such Indemnitee, (2) any Claims in respect of Taxes (such Claims to be subject to Section 7.2), other than a payment necessary to make payments under this Section 7.1 on an after-tax basis, (3) as to an Indemnitee, any Claim resulting from Lessor Liens which such Indemnitee is responsible for

                            Participation Agreement

discharging under the Operative Documents, and (4) as to an Indemnitee, any Claim resulting from such Indemnitee's failure to distribute funds properly.

         SECTION 7.2.  General Tax Indemnity.

         (a) Tax Indemnity. Lessee shall pay, defend and, on written demand, indemnify, protect, defend, save and keep each Indemnitee harmless (on an after-tax basis in accordance with Section 7.5) from and against, any and all Taxes, howsoever imposed, on or with respect to any Indemnitee, any System or Equipment or any portion thereof, any Operative Document or Lessee or any sublessee or user of any System or Equipment, by any Governmental Authority in connection with or in any way relating to (i) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale, return or other application or disposition of all or any part of any System or Equipment or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Base Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Equipment or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes, the Certificates or any other Operative Documents, the property or the income or other proceeds with respect to the property held in the Trust Estate, (iv) any System or Equipment or any part thereof or any interest therein, (v) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents; provided, however, that the indemnification obligation of this Section 7.2(a) shall not apply to (A) Taxes which are based upon or measured by the Indemnitee's net income, or which relieve Indemnitee from, any actual Tax based upon or measured by Indemnitee's net income; (B) Taxes characterized under local law as franchise, net worth, or shareholder's capital (excluding, however, any value-added, sales, use, rental license, property or similar Taxes); (C) Taxes based upon the voluntary transfer, assignment or disposition by Administrative Agent, Lessor or any Participant of any interest in any System or Equipment (other than a transfer pursuant to the exercise of remedies under the Operative Documents, transfers pursuant to the exercise of the Sale Option or Purchase Option, a transfer to Lessee or otherwise pursuant to the Lease); and (D)

                            Participation Agreement

Taxes based upon the voluntary transfer, assignment or disposition by Participant of any Note or Certificate or any interest therein, except such transfers occurring during a Lease Event of Default or Loan Event of Default. Notwithstanding the proviso of the preceding sentence, Lessee shall pay or reimburse, and indemnify protect, defend, save and keep harmless (on an after-tax basis in accordance with Section 7.5), any Indemnitee which is not incorporated under the laws of the United States, or a state thereof, and which has complied with Section 7.3 and delivered copies of tax forms referred to in
Section 7.3 to Lessee, Certificate Trustee and Administrative Agent, from any deduction or withholding of any United States Federal, state or local income tax. All indemnities contained in this Section 7.2(a) are expressly made for the benefit of, and shall be enforceable by, each Indemnitee.

         (b) Contests. Lessee shall pay on or before the time or times prescribed by law any Taxes (except any Taxes excluded by the proviso to Section 7.2(a)); provided, however, that Lessee shall be under no obligation to pay any such Tax so long as the payment of such Tax is not delinquent or is being contested by a Permitted Contest and Lessee shall have otherwise complied with this Section 7.2(b). If any claim or claims is or are made against any Indemnitee solely for any Tax which is subject to indemnification as provided in
Section 7.2(a), Indemnitee shall as soon as practicable, but in no event more than thirty (30) days after receipt of formal written notice of the Tax or proposed Tax, notify Lessee and if, in the reasonable opinion of Lessee and (in the case of any Tax which may reasonably be expected to exceed $100,000 in the aggregate) tax counsel acceptable to the Indemnitee, there exists a basis to contest such Tax which satisfies the requirements of ABA Formal Opinion 85-352 (and if the provisos of the definition of "Permitted Contest" continue to be satisfied and so long as no Lease Event of Default exists), Lessee at its expense may, to the extent permitted by Applicable Laws, contest such Tax, and subsequently may appeal any adverse determination, in the appropriate administrative and legal forums; provided, that in all other circumstances, upon notice from Lessee to such Indemnitee that there exists a basis to contest any such Tax which satisfies the requirements of ABA Formal Opinion 85-352 (as supported by an opinion of tax counsel to Lessee acceptable to the Indemnitee), the Indemnitee, at Lessee's expense, shall contest any such Tax. Lessee shall pay all expenses incurred by the Indemnitee in contesting any such Tax (including all reasonable attorneys' and accountants' fees, including the reasonable allocated costs of internal counsel), upon demand by the Indemnitee. Lessee shall have the right to participate in the conduct of any proceedings controlled by the Indemnitee to the extent that such participation

                            Participation Agreement

by such Person does not interfere with the Indemnitee's control of such contest, and Lessee shall in all events be kept informed, to the extent practicable, of material developments relative to such proceedings. To the extent that more than one Indemnitee is making a demand for indemnification under Section 7.2(a) based upon the imposition of the same Tax and such Indemnitees' interests do not raise actual or potential conflicts of interest, Lessee shall reimburse such Indemnitees for only the reasonable attorney's fees of one counsel to such Indemnitees; provided that if during any contest of such Claim any Indemnitee's interest may conflict with the interest of the other Indemnitee, each such Indemnitee shall be entitled to reimbursement from Lessee on demand of its reasonable attorneys' fees in connection with such contest. The Indemnitee shall have the right to participate in the conduct of any proceedings controlled by Lessee, and the Indemnitee shall in all events be kept informed, to the extent practicable, of material developments relative to such proceedings. The Indemnitees agree that a contested claim for which Lessee would be required to make a reimbursement payment hereunder will not be settled or compromised without Lessee's prior written consent (which consent shall neither be unreasonably delayed nor withheld), unless the provisos of the definition of "Permitted Contest" would not continue to be satisfied. Indemnitee shall endeavor to settle or compromise any such contested claim in accordance with written instructions received from Lessees; provided that: (x) Lessee on or before the date the Indemnitee executes a settlement or compromise pays the contested Tax to the extent agreed upon or makes an indemnification payment to the Indemnitee in an amount acceptable to the Indemnitee; and (y) the settlement or compromise does not, in the reasonable opinion of the Indemnitee, materially adversely affect the right of such Indemnitee to receive Rent or the Lease Balance or any other payment pursuant to the Operative Documents, or involve a material risk of sale, forfeiture or loss of any Equipment or any interest therein or any matter described in the provisos to the definition of "Permitted Contest". The failure of an Indemnitee to timely contest a claim against it for any Tax which is subject to indemnification under Section 7.2(a) and for which it has an obligation to Lessee to contest under this Section 7.2(b) in the manner required by Applicable Laws where Lessee has timely requested that such Indemnitee contest such claim shall relieve Lessee of its obligations to such Indemnitee under Section 7.2(a) with respect to such claim to the extent such failure results in the loss of an effective contest. If Applicable Laws require the payment of a contested Tax as a condition to, or regardless of, its being contested, and Lessee chooses to contest such Tax or to direct the Indemnitee to contest such Tax in accordance with this Section, then Lessee shall provide the Indemnitee with the funds to pay such Tax, such provision of funds

                            Participation Agreement

to be deemed a non-interest bearing loan by Lessee to the Indemnitee to be repaid by any recovery of such Tax from such contest and any remaining unpaid amount not recovered to offset Lessee's obligation to indemnify the Indemnitee for such Tax. Lessee shall indemnify the Indemnitee on a grossed-up basis in accordance with Section 7.5 for and against any adverse consequences of any such interest-free loan. In the event that the Indemnitee receives a refund (or like adjustment) in respect of any Tax for which the Indemnitee has been reimbursed by Lessee, the Indemnitee shall within ten (10) days remit the amount of such refund (or like adjustment) to Lessee, net of all costs and expenses incurred by such Indemnitee; provided, however, that the Indemnitee shall not be required to remit any amount pursuant to this sentence in excess of the amounts previously paid by Lessee to, or on behalf of, such Indemnitee with respect to such Tax pursuant to this Article VII.

         (c) Payments. Lessee shall pay any Tax indemnifiable under Section 7.2(a) directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to an Indemnitee pursuant to Section 7.2(a) shall be paid within thirty (30) days after receipt of a written demand therefor from such Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not more than ten (10) days before the date that the relevant Taxes are due. Any payments made pursuant to Section 7.2(a) directly to the Indemnitee entitled thereto or Lessee, as the case may be, shall be made in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Participation Agreement. Upon the request of any Indemnitee with respect to a Tax that Lessee is required to pay, Lessee shall furnish to such Indemnitee the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Indemnitee.

         (d) Reports. If any report, return or statement is required to be filed with respect to any Taxes that are subject to indemnification under Section 7.2(a), Lessee shall, if Lessee is permitted by Applicable Laws, timely prepare and file such report, return or statement; provided, however, that, if Lessee is not permitted by Applicable Laws to file any such report, return or statement, Lessee will promptly so notify the appropriate Indemnitee, in which case the Indemnitee, at Lessee's expense, will file any such report after preparation thereof by Lessee. Lessee


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will deliver any such report, return or statement, together with immediately available funds for payment of any Tax due, to such Indemnitee, at least five
(5) days in advance of the date such report, return, statement or Tax is due.

         SECTION 7.3. Withholding Tax Exemption. On or prior to the first date on which any payment is due under any Note or Certificate for the account of any Participant not incorporated under the laws of the United States or a state thereof, such Participant will have delivered to each of Lessee, Certificate Trustee and Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Participant is entitled to receive payments of interest and/or Yield and a return of the principal amount of the Loans and/or the Certificate Purchaser Amount, including Capitalized Interest and Capitalized Yield, as applicable, under the Operative Documents without deduction or withholding of any United States Federal income taxes. Each Participant which so delivers a Form 1001 or 4224 further undertakes to deliver to each of Lessee, Certificate Trustee and Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Lessee, Certificate Trustee or Administrative Agent, in each case certifying that such Participant is entitled to receive payments under the Operative Documents without deduction or withholding of any United States Federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Participant from duly completing and delivering any such form with respect to it and such Participant advises Lessee, Certificate Trustee and Administrative Agent that it is not capable of receiving payments without any withholding of United States Federal income tax.

         SECTION 7.4. Excessive Use Indemnity. In the event that at the end of any Lease Supplement Term: (a) Lessee elects the Sale Option; and (b) after paying to Lessor any amounts due under Section 4.5 of the Lease, including the Proceeds and the Recourse Deficiency Amount or the Applicable Percentage Amount, Lessor does not have sufficient funds to reduce such Lease Supplement Balance to zero, then Lessee shall promptly pay over to Lessor the shortfall unless Lessee delivers a report from an independent


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appraiser in form and substance satisfactory to the Required Entities which establishes that the decline in value in the applicable System or Systems subject to such Lease Supplement was not due to the excessive use of any such Systems, failure to maintain any such Systems, modifications or restorations which reduce the value of any such Systems, any adverse change in the environmental condition of any such Systems, or any defect or exception to title to any such System or Systems and any related Equipment.

         SECTION 7.5. Gross Up. If an Indemnitee shall not be entitled to a corresponding and equal deduction with respect to any payment or Tax which Lessee is required to pay or reimburse under any other provision, except Section 7.4, of this Article VII (each such payment or reimbursement under this Article VII, an "original payment") and which original payment constitutes income to such Indemnitee, then Lessee shall pay to such Indemnitee on demand the amount of such original payment on a grossed-up basis such that, after subtracting all Taxes imposed on such Indemnitee with respect to such original payment by Lessee (including any Taxes otherwise excluded by the provisions of Section 7.2(a) and assuming for this purpose that such Indemnitee was subject to taxation at the highest Federal marginal rates applicable to widely held corporations for the year in which such income is taxable and at an assumed state and local income tax rate of 9.0%), such payments shall be equal to the original payment to be received or paid (net of any credits, deductions or other tax benefits then actually recognized that arise from the payment by such Indemnitee of any amount, including taxes, for which the payment to be received is made).

                                  ARTICLE VIII
                                   THE AGENTS

         SECTION 8.1.  Appointment of Administrative Agent and
Information Agent; Powers and Authorization to Take Certain Actions.

         (a) Each Lender and Certificate Purchaser irrevocably appoints and authorizes Shawmut Bank Connecticut, National Association, to act as Administrative Agent hereunder and under the other Operative Documents, with such powers as are specifically delegated to Administrative Agent by the terms hereof, together with such other powers as are reasonably incidental thereto. Each Lender and Certificate Purchaser also irrevocably appoints and authorizes BA Leasing & Capital Corporation to act as Information Agent hereunder and under the other Operative Documents, with such powers as are specifically delegated to Information Agent by the


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terms hereof, together with such other powers as are reasonably incidental thereto. Each Agent accepts the agency hereby created applicable to it and agrees to perform its obligations in accordance with this Participation Agreement and the other Operative Documents to which it is a party. No Agent shall have any duties or responsibilities except those expressly set forth in the Operative Documents. Neither Agent shall be responsible to any Lender or Certificate Purchaser (or to any other Person) (i) for any recitals, statements, representations or warranties of any party contained in the Lease, this Participation Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, the Operative Documents, other than the representations and warranties made by Administrative Agent in
Section 4.4 and by Information Agent in Section 4.5, respectively, (ii) for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Collateral or the title thereto or of the Lease or any other document referred to or provided for therein, or (iii) for any failure by Lessee, Guarantor, any Lender, any Certificate Purchaser or any other third party (other than Administrative Agent or Information Agent, as the case may be) to perform any of its obligations under any Operative Document. Agents may employ agents, trustees or attorneys-in-fact, may vest any of them with any property, title, right or power deemed necessary for the purposes of such appointment and shall not be responsible for the negligence or misconduct of any of them selected by it with reasonable care. Neither any Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except for its or their own gross negligence or willful misconduct.

         (b) Neither Agent shall have any duty or obligation to manage, control, use, operate, store, lease, sell, dispose of or otherwise deal with any System or Equipment or the Lease, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement, the Lease or any related document to which such Agent is a party, except as expressly provided by the terms hereof or thereof, and no implied duties of any kind shall be read into any Operative Document against any Agent. The permissive right of any Agent to take actions enumerated in this Agreement and the Lease shall never be construed as a duty, unless such Agent is instructed or directed to exercise, perform or enforce one or more rights by the Required Entities (provided, that such Agent has received indemnification reasonably satisfactory to it). Subject to clause
(c) below, no provision of the Operative Documents shall require any Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its obligations under the Operative Documents, or in the exercise of


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any of its rights or powers thereunder.  It is understood and agreed that the duties of each Agent are ministerial in nature.

         (c) Except as specifically provided herein, each Agent is acting hereunder solely as agent and, except as specifically provided herein, is not responsible to any party hereto in its individual capacity, except with respect to any claim arising from such Agent's gross negligence or willful misconduct or any breach of a representation or covenant made in its individual capacity.

         (d) Any Agent may accept deposits from, lend money to and otherwise deal with Lessee or any of its Affiliates with the same rights as it would have if it were not a named Agent hereunder.

         SECTION 8.2. Reliance. Each Agent may rely upon, and shall not be bound or obligated to make any investigation into the facts or matters stated in, any certificate, notice or other communication (including any communication by telephone, telecopy, telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been made, signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent with due care (including any expert selected by such Agent to aid such Agent in any calculations required in connection with its duties under the Operative Documents).

         SECTION 8.3. Action Upon Instructions Generally. Subject to Sections
8.4 and 8.6, upon written instructions of the Required Entities, each Agent shall, on behalf of the Lenders and the Certificate Purchasers, give such notice or direction, exercise such right, remedy or power hereunder or in respect of any Equipment, and give such consent or enter into such amendment to any document to which it is a party as such Agent as may be specified in such instructions (except that no Agent shall exercise any right, remedy or power hereunder or in respect of any System if such right, remedy or power has been expressly delegated to the other Agent in the Participation Agreement or another Operative Document). No Agent shall have an obligation to investigate or determine whether there has been a Lease Default. No Agent shall be deemed to have notice or knowledge of a Lease Default unless a Responsible Officer of such Agent is notified in writing of such Lease Default; provided, that Administrative Agent shall be deemed to have been notified in writing of any failure of Lessee to pay Rent in the amounts and at the times set forth in
Article III of the Lease. If Administrative Agent receives notice of a Lease Event of Default, Administrative Agent shall give prompt notice thereof, at Lessee's expense, to each Lender, each Certificate Purchaser and the Information Agent. Subject to


                                      63
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Sections 8.4 and 8.6 and Article IX, Administrative Agent shall take action or refrain from taking action with respect to such Event of Default as directed by the Required Entities; provided, that, unless and until Administrative Agent receives such directions, Administrative Agent must refrain from taking any action with respect to such Lease Event of Default. Prior to the date the Lease Balance or any portion thereof shall have become due and payable by acceleration pursuant to Section 16.1 of the Lease, the Required Entities may deliver written instructions to Administrative Agent to waive, and Administrative Agent shall waive pursuant thereto, any Lease Event of Default and its consequences; provided, that, in the absence of written instructions from all Lenders, Administrative Agent shall not waive any (a) Lease Event of Default described in clause (a) of Article XV of the Lease or (b) covenant or provision which, under
Section 9.5, cannot be modified or amended without the consent of all Lenders and Certificate Purchasers. As to any matters not expressly provided for by this Agreement, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Entities, and such instructions of the Required Entities and any action taken or failure to act pursuant thereto shall be binding on each Lender and Certificate Purchaser.

         SECTION 8.4. Indemnification. Each Lender and each Certificate Purchaser shall reimburse and hold each Agent harmless, ratably in accordance with its pro rata share of the total investments in the Overall Transaction at the time the indemnification is required to be given, (but only to the extent that any such indemnified amounts have not in fact been paid to such Agent by, or on behalf of, Lessee in accordance with Article VII) from any and all claims, losses, damages, obligations, penalties, liabilities, demands, suits, judgments, or causes of action, and all legal proceedings, and any reasonable costs or expenses in connection therewith, including allocated charges, costs and expenses of internal counsel of such Agent and all other reasonable attorneys' fees and expenses incurred by such Agent, in any way relating to or arising in any manner out of (a) any Operative Document, the enforcement hereof or thereof or the consummation of the transactions contemplated hereby or thereby, or (b) instructions from the Required Entities (including the costs and expenses that Lessee is obligated to and does not pay hereunder, but excluding normal administrative costs and expenses incident to the performance by such Agent of its agency duties hereunder other than materially increased administrative costs and expenses incurred as a result of a Lease Event of Default); provided, that no Lender or Certificate Purchaser shall be liable for any of the foregoing to the extent they arise from (i) the


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gross negligence or willful misconduct of such Agent, (ii) in the case of such
Agent's handling of funds, the failure to act with the same care as such Agent uses in handling its own funds, or (iii) any taxes, fees or other charges payable by such Agent based on or measured by any fees, commissions or compensation received by it for acting as an Agent in connection with the transactions contemplated by the Operative Documents.

         SECTION 8.5. Independent Credit Investigation. Each Lender and each Certificate Purchaser by entering into this Agreement agrees that it has, independently and without reliance on any Agent or any other Lender or Certificate Purchaser, respectively, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Lessee and its own decision to enter into this Agreement and all related documents to which it is a party and that it will, independently and without reliance upon any Agent or any other Lender or Certificate Purchaser, respectively, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking action under this Agreement and any related documents to which it is a party. No Agent shall be required to keep itself informed as to the performance or observance by Lessee of any other document referred to (directly or indirectly) or provided for herein or to inspect the properties or books of Lessee. Except for notices or statements which an Agent is expressly required to give under this Agreement and for notices, reports and other documents and information expressly required to be furnished to such Agent alone hereunder or under any other Operative Document, such Agent shall not have any duty or responsibility to provide any Lender or Certificate Purchaser with copies of notices or with any credit or other information concerning the affairs, financial condition or business of Lessee (or any of its affiliates) that may come into the possession of such Agent or any of its Affiliates.

         SECTION 8.6. Refusal to Act. Except for notices and actions expressly required of an Agent hereunder, such Agent shall in all cases be fully justified in failing or refusing to act unless (a) it is indemnified to its reasonable satisfaction by the Lenders and the Certificate Purchasers against any and all liability and reasonable expense which may be incurred by it by reason of taking or continuing to take any such action (provided that such indemnity shall not be required to extend to liability or expense arising from such Agent's gross negligence or willful misconduct, it being understood that no action taken by such Agent in accordance with the instructions of the Required Entities shall be deemed to constitute gross negligence or willful misconduct on its part) and (b) it is reasonably satisfied that such action is not contrary to


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any Operative Document or to any Applicable Law and (c) it has received written instructions that comply with the express terms and conditions of this Participation Agreement or another Operative Document.

         SECTION 8.7. Resignation or Removal of an Agent; Appointment of Successor. An Agent may resign at any time by giving ninety (90) days' notice thereof to Lessee and to each Lender, Certificate Purchaser and the other Agent, or may be removed at any time by written notice from the Required Entities. Upon any such resignation or removal, the Required Entities at the time of the resignation or removal shall have the right to appoint a successor Agent which shall be a financial institution having capital and surplus of not less than $100,000,000. The Required Entities shall seek Lessee's consent to such successor Agent selected by the Required Entities, but if Lessee has not consented within ten (10) days after notice of such selection has been delivered to Lessee, the selection made by the Required Entities shall be effective. If, within thirty (30) calendar days after the retiring Agent's giving of notice of resignation or receipt of a written notice of removal, a successor Agent is not so appointed and does not accept such appointment, then the retiring or removed Agent may appoint a successor Agent and transfer to such successor Agent all rights and obligations of the retiring Agent. Such successor Agent shall be a financial institution having combined capital and surplus of not less than $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from duties and obligations as Agent thereafter arising hereunder and under any related document. If the retiring Agent does not appoint a successor, any Lender or Certificate Purchaser shall be entitled to apply to a court of competent jurisdiction for such appointment, and such court may thereupon appoint a successor to act until such time, if any, as a successor shall have been appointed as above provided.

         SECTION 8.8. Separate Agent. The Required Entities may, and if they fail to do so at any time when they are so required, any Agent may, for the purpose of meeting any legal requirements of any jurisdiction in which any Equipment or Collateral may be located, appoint one or more individuals or corporations either to act as co-agent jointly with such Agent or to act as separate agent of all or any part of the Equipment or Collateral or the Lease, and vest in such individuals or corporations, in such capacity, such title to the Equipment or Collateral or the Lease or any part thereof, and such rights or duties as such Agent may consider necessary or


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desirable. No Agent shall be required to qualify to do business in any jurisdiction where it is not now so qualified. An Agent shall execute, acknowledge and deliver all such instruments as may be required by any such co-agent or separate agent more fully confirming such title, rights or duties to such co-agent or separate agent. Upon the acceptance in writing of such appointment by any such co-agent or separate agent, it, she or he shall be vested with such interest in the Equipment or Collateral and the Lease or any part thereof, and with such rights and duties, not inconsistent with the provisions of the Operative Documents, as shall be specified in the instrument of appointment, jointly with such Agent (except insofar as local law makes it necessary for any such co-agent or separate agent to act alone), subject to all terms of the Operative Documents. Any co-agent or separate agent, to the fullest extent permitted by legal requirements of the relevant jurisdiction, at any time, by an instrument in writing, shall constitute such Agent its attorney-in-fact and agent, with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name. If any co-agent or separate agent shall die, become incapable of acting, resign or be removed, the interest in the Equipment or Collateral and the Lease and all rights and duties of such co-agent or separate agent shall, so far as permitted by law, vest in and be exercised by such Agent, without the appointment of a successor to such co-agent or separate agent.

         SECTION 8.9. Termination of Agencies. The agencies created hereby shall terminate upon the final disposition by the Administrative Agent of all Collateral at any time subject hereto and the final distribution by the Administrative Agent of all monies or other property or proceeds received pursuant to the Lease in accordance with its terms; provided, that at such time Lessee shall have complied fully with all the terms hereof.

         SECTION 8.10. Compensation of Agents. Lessee shall not be obligated to pay any fees or expenses of any Agent in connection with the performance of its obligations hereunder, except as provided in Section 9.9.

         SECTION 8.11. Limitations. It is expressly understood and agreed by and among the parties hereto that, except as otherwise provided herein or in the other Operative Documents: (a) this Participation Agreement and the other Operative Documents to which either Agent is a party are executed by such Agent, not in its individual capacity (except with respect to the representations of such Agent in Sections 4.4 and 4.5, respectively), but solely as an Agent under the Operative Documents in the exercise of the power and authority conferred and vested in it as such Agent; (b) each


                                      67
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and all of the undertakings and agreements herein made on the part of each Agent are each and every one of them made and intended not as personal undertakings and agreements by such Agent, or for the purpose or with the intention of binding such Agent personally, but are made and intended for the purpose of binding only the Collateral and Lessee unless expressly provided otherwise; (c) actions to be taken by the Administrative Agent pursuant to its obligations under the Operative Documents may, in certain circumstances, be taken by the Administrative Agent only upon specific authority of the Lenders and the Certificate Purchasers; (d) actions to be taken by the Information Agent pursuant to its obligations under the Operative Documents may only be taken by the Information Agent upon specific instructions, written or oral, from the Required Entities; (e) nothing contained in the Operative Documents shall be construed as creating any liability on such Agent, individually or personally, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director, employee or agent of, such Agent to perform any covenants either express or implied contained herein, all such liability, if any, being expressly waived by the other parties hereto and by any Person claiming by, through or under them; and (f) so far as each Agent, individually or personally, is concerned, the other parties hereto and any Person claiming by, through or under them shall look solely to the Collateral and Lessee (and Guarantor, if appropriate) for the performance of any obligation under any of the instruments referred to herein; provided, however, that nothing in this Section 8.11 shall be construed to limit in scope or substance the general corporate liability of an Agent in respect of its gross negligence or willful misconduct or those representations, warranties and covenants of such Agent in its individual capacity set forth herein or in any of the other agreements contemplated hereby.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.1. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Agreement and any of the Operative Documents, the transfer of the interest in the Systems and related Equipment to or by Certificate Trustee as provided herein or in any other Operative Documents, any disposition of any interest of Certificate Trustee in the Systems and related Equipment, the purchase and sale of the Notes and Certificates, payment therefor and any disposition thereof, and


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                            Participation Agreement

shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

         SECTION 9.2. No Broker, etc. Except for Lessee's dealing with BA Leasing & Capital Corporation, each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial advisor to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act, nor has it incurred any fees or commissions to which Certificate Trustee or any Certificate Purchaser might be subjected by virtue of their entering into the transactions contemplated by this Agreement. BA Leasing & Capital Corporation's sole compensation for acting hereunder other than as a Certificate Purchaser and Lender is the receipt of the amounts, including reimbursement of expenses, provided for in the Operative Documents and the Arrangement Fee. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

         SECTION 9.3. Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be made in writing and shall be deemed to have been given (a) in the case of notice by letter, the earlier of when delivered to the addressee by hand or courier if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter; or on the third Business Day after depositing the same in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as provided on
Schedule III hereto, and (b) in the case of notice by facsimile, when receipt is confirmed if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter, addressed as provided on Schedule III hereto, or to such other address as any of the parties hereto may designate by written notice.

         SECTION 9.4. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

         SECTION 9.5. Amendments. Neither this Agreement nor any of the other Operative Documents nor any of the terms hereof or


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                            Participation Agreement

thereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to Certificate Trustee, Lessee, Administrative Agent and the Participants. Certificate Trustee and Lessee shall not be permitted to amend, modify or supplement the Lease without the written consent of the Required Entities; provided, that without the prior written consent of each Participant, Certificate Trustee shall not:

                  (a) modify any of the provisions of this Section 9.5, change the definition of "Required Entities" or modify or waive any provision of any Operative Document requiring action by any of the foregoing, or release any Collateral (except as otherwise specifically provided in any Operative Document);

                  (b) reduce the amount or change the time of payment of any amount of principal owing or payable under any Certificate or interest or Yield owing or payable on any Certificate, or modify any of the provisions of Article III of the Trust Agreement;

                  (c) modify, amend, waive or supplement any of the provisions of the Guaranty, the Support Agreement or Articles IV, X (except for
         Section 10.1(b)), XV, XVI and XVIII of the Lease;

                  (d) reduce, modify, amend or waive any indemnities in favor of any Participant;

                  (e) reduce the amount or change the time of payment of Rent or the Lease Balance;

                  (f) consent to any assignment of the Lease releasing Lessee from its obligations to pay Rent or the Lease Balance or changing the absolute and unconditional character of such obligations;

                  (g) permit the creation of any Lien on the Trust Estate or any part thereof except as contemplated by the Operative Documents, or deprive any Participant of the benefit of the security interest and lien secured by the Trust Estate; or


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                  (h) modify any provisions of any Operative Document that
         expressly require the unanimous written consent of the Participants.

         SECTION 9.6. Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         SECTION 9.7. Parties in Interest. Except as expressly provided herein, none of the provisions of this Agreement is intended for the benefit of any Person except the parties hereto, their successors and permitted assigns.

         SECTION 9.8. GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

         SECTION 9.9.  Payment of Transaction Costs and Other Costs.

         (a) Transaction Costs. If the transactions contemplated by this Agreement are consummated, as and when any portion of Transaction Costs becomes due and payable, Lessee shall promptly (and in any event prior to the next Advance Date) pay such costs directly or furnish Certificate Trustee funds sufficient to pay the same (and in either case such amounts may be advanced pursuant to Section 2.2), and Certificate Trustee shall promptly make payment of such portion to the Person or Persons entitled to payment upon presentation to Certificate Trustee of bills or invoices for the amount of such payment. If such transactions are not so consummated, Lessee promptly shall pay the Transaction Costs.

         (b) Continuing Expenses. The continuing fees, expenses and disbursements (including reasonable counsel fees) of Certificate Trustee, as lessor under the Lease and as trustee under the Trust Agreement with respect to the administration of the Trust Estate, and the expenses of Administrative Agent as administrative agent under this Agreement and of Information Agent as information agent under this Agreement, shall be paid by Lessee as Supplemental Rent, it being understood that ordinary costs of Administrative Agent and Certificate Trustee for required payments and distributions under the Operative Documents are not covered by this Section 9.9(b).

         (c) Amendments, Supplements and Appraisal. Without limitation of the foregoing, Lessee agrees to pay to the Certificate Purchasers, Certificate Trustee, Administrative Agent, Information Agent and the Lenders all costs and expenses (including


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reasonable legal fees and expenses) incurred by any of them in connection with:
(i) the considering, evaluating, investigating, negotiating and entering into or giving or withholding of any amendments or supplements or waivers or consents with respect to any Operative Document; (ii) any Event of Loss or termination of the Lease or any other Operative Document; (iii) the negotiation and documentation of any restructuring or "workout," whether or not consummated, of any Operative Document; (iv) the enforcement of the rights or remedies under the Operative Documents; (v) any transfer by Administrative Agent or a Participant of any interest in the Operative Documents during the continuance of a Lease Event of Default; and (vi) any Advance Date or Delivery Date.

         SECTION 9.10. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 9.11. Unconstructed Systems. During the Construction Period, Construction Agent shall have the option to purchase any System then under construction and not then subject to the Lease upon providing not less than ninety (90) days' advance written notice to Administrative Agent, for an amount equal to the sum of (a) all costs advanced with respect to such System, plus (b) any Additional Costs payable by Lessee pursuant to Sections 2.11 and 2.12 of the Loan Agreement, plus (c) an amount equal to the total amount payable under clause (a) multiplied by fifty (50) basis points.

         SECTION 9.12. Limited Liability of Certificate Trustee. The parties hereto agree that Bank shall have no personal liability whatsoever to Lessee, the Certificate Purchasers, the Lenders, Administrative Agent or any of their respective successors and assigns for any Claim based on or in respect of this Agreement or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that Bank shall be liable in its individual capacity: (a) for its own willful misconduct or gross negligence or negligence in the handling of funds, (b) to each Certificate Purchaser for the breach of its obligations to the Certificate Purchasers in respect of the Trust Agreement and the Trust Estate, (c) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in its individual capacity in Section 4.3 or from the failure of Bank to perform the covenants and agreements set forth in Section 6.2(a), or (d) for any Tax based on or

                            Participation Agreement

measured by any fees, commission or compensation received by it for actions contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) Bank shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of Bank to Lessee, the Certificate Purchasers, the Lenders, Administrative Agent or any of their respective successors and assigns are solely nonrecourse obligations (with liability payable solely out of the Trust Estate) except to the extent that it has received payment from others; (iii) all such personal liability of Bank is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Bank; and (iv) this Agreement (except as provided in Section 4.3) is executed and delivered by Bank solely in the exercise of the powers expressly conferred upon it as Lessor under the Trust Agreement.

         SECTION 9.13. Liabilities of the Participants. No Participant shall have any obligation to any other Participant or to Lessee, Certificate Trustee, Administrative Agent, Information Agent or Guarantor with respect to the transactions contemplated by the Operative Documents except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

         SECTION 9.14. Liabilities of Administrative Agent. Administrative Agent shall have no duty, liability or obligation to any party to this Agreement with respect to the transactions contemplated hereby except those duties, liabilities, or obligations expressly set forth in this Agreement or the Loan Agreement, and any such duty, liability or obligation of Administrative Agent shall be as expressly limited by this Agreement or the Loan Agreement, as the case may be.

         SECTION 9.15. Limitations of Recourse. If (a) all or any part of the Trust Estate becomes the property of, or Certificate Trustee or any Certificate Purchaser becomes, a debtor subject to the reorganization provisions of the Bankruptcy Code, (b) pursuant to such reorganization provisions, Certificate Trustee (in its individual capacity) or any Certificate Purchaser is required, by reason of Certificate Trustee (in its individual capacity or as Certificate Trustee) or such Certificate Purchaser being held to have recourse liability to the Lenders, directly or indirectly, to make payment on account of any amount payable as principal or

                            Participation Agreement

interest on the Notes and (c) any Lender actually receives any Excess Payment (as hereinafter defined) which reflects any payment by Certificate Trustee (in its individual capacity or as Certificate Trustee) or any Certificate Purchaser on account of clause (ii) above, then such Lender shall promptly refund to Certificate Trustee or such Certificate Purchaser (whichever shall have made such payment) such Excess Payment; provided, however, that if a Lender shall refund such Excess Payment, to the extent that such Lender's claim against the Trust Estate may have been reduced upon the initial receipt of such Excess Payment, such Lender's claim against the Trust Estate shall (subject to the provisions of this Section 9.15) be reinstated by the amount of such refunded Excess Payment. For purposes of this Section 9.15, "Excess Payment" means the amount by which such payment exceeds the amount which would have been received by the Lenders if neither Certificate Trustee (in its individual capacity) nor any Certificate Purchaser had become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this Section 9.15 shall prevent the Lenders from enforcing any personal recourse obligation (and retaining the proceeds thereof) of Certificate Trustee (in its individual capacity) or any Certificate Purchaser under this Agreement or the Trust Agreement (and any exhibits or annexes thereto).

         SECTION 9.16. Reproduction of Documents. This Agreement, all documents constituting Schedules or Exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation: (a) consents, waivers and modifications that may hereafter be executed; (b) documents received by the Participants, Administrative Agent or Certificate Trustee in connection with the receipt and/or acquisition of the Equipment; and (c) financial statements, certificates, and other information previously or hereafter furnished to Administrative Agent, Certificate Trustee or any Participant may be reproduced by the party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each of the parties hereto agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 9.17.  Consideration for Consents to Waivers and
Amendments.  Lessee hereby agrees that it will not, and that it

                            Participation Agreement

will not permit any of its Affiliates to, offer or give any consideration or benefit of any kind whatsoever to any Participant in connection with, in exchange for, or as an inducement to, such Participant's consent to any waiver in respect of, any modification or amendment of, any supplement to, or any other consent or approval under, any Operative Document unless such consideration or benefit is offered ratably to all Participants; provided, however, that the maintenance, initiation or modification of ordinary banking relationships or the carrying out of services or transactions by a Participant or its Affiliates for the Lessee or its Affiliates shall not be prohibited by this Section unless the foregoing is in exchange for, or as an inducement to, a Participant's consent to any waiver in respect of, any modification or amendment of, any supplement to, or any other consent or approval under any Operative Document; and provided, further, that a Participant or potential Participant or its Affiliate may also act as Arranger, Agent or Certificate Trustee or proposed Arranger, Agent or Certificate Trustee under the Overall Transaction and receive compensation therefor which may be continued or modified with the Operative Documents without violation of this Section 9.17.

         SECTION 9.18. Role of Arranger and its Affiliates. Each party hereto acknowledges hereby that it is aware of the fact that BA Leasing & Capital Corporation has acted as an "arranger" with respect to the transactions contemplated by the Operative Documents, and that it will act as Information Agent and will be a Certificate Purchaser and a Lender. Each party releases BA Leasing & Capital Corporation and its Affiliates from any liability arising as a result of its acting in such multiple roles.

         SECTION 9.19. Notices to Certificate Trustee under Loan Agreement. Notwithstanding anything to contrary in the Loan Agreement, the Lenders, Certificate Trustee and Lessee hereby agree that any notice or demand to be delivered to or made on Certificate Trustee pursuant to Sections 2.11 and 2.12 of the Loan Agreement shall, so long as no Lease Event of Default shall have occurred and be continuing, be delivered directly to or made on Lessee, with a copy to Certificate Trustee, and Lessee shall be entitled to any rights or obligations inuring to, and subject to any obligations imposed upon Certificate Trustee in respect thereof.

         SECTION 9.20. Submission to Jurisdiction; Waivers. (a) Each party hereto irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Document, or for recognition and enforcement of any

                            Participation Agreement

         judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

                  (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth on Schedule III or at such other address of which the other parties hereto shall have been notified pursuant to Section 9.3; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THE OPERATIVE DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

         SECTION 9.21. FINAL AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE LEASE, LOAN DOCUMENTS AND THE OTHER OPERATIVE DOCUMENTS REPRESENT THE ENTIRE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         SECTION 9.22. Consent to Assignment of Documents. Lessee and Guarantor hereby consent to the assignment by Certificate Trustee to Administrative Agent of each of the Assigned Agreements pursuant to the Security Agreement.

                            [signature pages follow]

                             Participation Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         ELECTRIC LIGHTWAVE, INC., as Lessee

                         By:
                         Name:   Robert J. DeSantis
                         Title:  Chief Financial Officer

                         CITIZENS UTILITIES COMPANY, as Guarantor

                         By:
                         Name:   Robert J. DeSantis
                         Title: Vice President and Treasurer

                         BA LEASING & CAPITAL CORPORATION not in its individual except as expressly stated herein, but solely as Information Agent,

                         By:
                         Name:   Sara L. Fitch
                         Title:  Vice President

                             Participation Agreement

                         SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION not in its individual capacity except as expressly stated herein, but solely as Certificate Trustee

                         By:
                         Name:   Robert L. Reynolds
                         Title:  Vice President

                         SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION not in its individual capacity except as expressly stated herein, but solely as Administrative Agent

                         By:
                         Name:   Robert L. Reynolds
                         Title:  Vice President

                             Participation Agreement

                  BA LEASING & CAPITAL CORPORATION,as Lender

                  By:
                  Name:   Sara L. Fitch
                  Title:  Vice President

                  BA LEASING & CAPITAL CORPORATION, as Certificate Purchaser

                  By:
                  Name:   Sara L. Fitch
                  Title:  Vice President

                             Participation Agreement

                   THE DAI-ICHI KANGYO BANK LTD. NEW YORK BRANCH, as Lender

                   By:
                   Name:   Shinya Wako
                   Title:  Vice President

                   THE DAI-ICHI KANGYO BANK LTD. NEW YORK BRANCH, as Certificate Purchaser

                   By:
                   Name:   Shinya Wako
                   Title:  Vice President

                             Participation Agreement

                   THE FUJI BANK LIMITED, SAN FRANCISCO AGENCY, as Lender

                   By:
                   Name:    Kazuo Kamio
                   Title:   General Manager

                             Participation Agreement

                    FBTC LEASING CORP., as Certificate Purchaser

                    By:
                    Name: _____________________________
                    Title:

                             Participation Agreement

                   THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH,

                   as Lender

                   By:

                   Name:  ________________________
                   Title:

                             Participation Agreement

                   SHAWMUT BANK, N.A., as Lender

                   By:
                   Name:   Robert D. Lanigan
                   Title:  Managing Director

                   SHAWMUT BANK, N.A., as Certificate Purchaser

                   By:
                   Name:   Robert D. Lanigan
                   Title:  Managing Director

                             Participation Agreement

             SUMITOMO BANK AND LEASING AND FINANCE, INC., as Lender

             By:
             Name:   William N. Ginn
             Title:  President

             SUMITOMO BANK AND LEASING AND FINANCE, INC., as Certificate Purchaser

             By:
             Name:   William N. Ginn
             Title:  President

                                  APPENDIX 1
                                      to
                            Participation Agreement
                            -----------------------
                  (Electric Lightwave, Inc. Trust No. 1995-A)


     In the Participation Agreement and each other Operative Document, unless the context otherwise requires:

  (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

  (b) words importing the singular include the plural and vice versa;

  (c) words importing a gender include any gender;

  (d) a reference in an Operative Document to a part, clause, section, article, exhibit or schedule is a reference to a part, clause, section and article of, and exhibit and schedule to, such Operative Document;

  (e) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws amending, supplementing, supplanting, varying, consolidating or replacing the same, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

  (f) a reference to a document includes any amendment or supplement to, or replacement or novation of, that document;

  (g) a reference to a Person includes that Person's successors and permitted assigns, including, with regard to Lessee, any Surviving Company; and

  (i) references to "including" means including without limiting the generality of any description preceding such term and for the purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement followed by
------- -------
or referable

                                                                Appendix 1 to
                                                         Participation Agreement

to an enumeration of specific matters to matters similar to those specifically mentioned.

  Further, each of the parties to the Operative Documents and their counsel have reviewed and revised the Operative Documents, or requested revisions thereto, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in construing and interpreting the Operative Documents.

  "Access Rights" has the meaning set forth in Section 2.1 of the Support
   -------------                               -----------
Agreement.

  "Actual Knowledge" means, as to any matter with respect to any Person, the
   ----------------
actual knowledge of such matter possessed by an officer of such Person and shall include receipt of a notice of such matter by any such Person.

  "Additional Costs" means the amounts payable pursuant to Sections 2.11 and
   ----------------                                        -------------
2.12 of the Loan Agreement and Section 2.3(d) of the Trust Agreement and the
----
other amounts due and payable by the Borrower under any Loan Document other than principal and interest on the Notes.

  "Administrative Agent" means Shawmut Bank Connecticut, National Association, a
   --------------------
national banking association, not in its individual capacity but solely as administrative agent under the Operative Documents.

  "Advance" means, as the context may require, each advance of a Loan by a
   -------
Lender, each advance of an allocable portion of a Certificate Purchaser Amount by a Certificate Purchaser, and each advance by Certificate Trustee to finance the acquisition and construction of Systems, the payment of Transaction Costs or the payment of the Arrangement Fee.

  "Advance Date(s)" means each of the actual dates on which an Advance occurs.
   ---------------

                                                                Appendix 1 to
                                                         Participation Agreement

  "Advance Request" has the meaning set forth in Section 2.5(a) of the
   ---------------                               --------------
Participation Agreement.

  "Affiliate" of any Person means any other Person directly or indirectly
   ---------
controlling, controlled by or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative
                                       -------
meanings of the terms "controlling," "controlled by" and "under common control
                       -----------    -------------       --------------------
with"), as used with respect to any Person, means the possession, directly or
----
indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or otherwise; provided (but without limiting the foregoing), that no
                          --------
pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to confer control over such Person upon the pledgee.

  "Affiliated Qualified Use Agreement" has the meaning set forth in Section
   ----------------------------------                               -------
10.1(b) of the Lease.
-------

  "Agent" and "Agents" have the meanings set forth in the preamble to the
   -----       ------
Participation Agreement.

  "Agreed Return" has the meaning set forth in clause (a) of Article 4 of the
   -------------                               ----------    ---------
Support Agreement.

  "Allocated Share" means, with respect to any Lease Supplement, a fraction
   ---------------
(expressed as a percentage) the numerator of which is the aggregate Lessor's Cost of the Systems subject to the Lease Supplement in question and the denominator of which is the Lease Balance, it being understood that the sum of the Allocated Shares with respect to all Lease Supplements shall always equal 100%.

  "Alterations" has the meaning set forth in Section 7.2 of the Lease.
   -----------                               -----------

                                                                Appendix 1 to
                                                         Participation Agreement

  "Alternate Base Rate" means, for any Interest Period, an interest rate per
   -------------------
annum equal to the higher of (A) the rate of interest in effect for such day as publicly announced by Bank of America, National Trust and Savings Association in San Francisco, California from time to time as its reference rate for calculating interest on certain loans, which need not be the lowest interest rate charged by Bank of America, National Trust and Savings Association and (B) the Federal Funds Effective Rate most recently determined by Bank of America, National Trust and Savings Association plus .50% (50 basis points). If either
                                       ----
of the aforesaid rates changes from time to time after the Document Closing Date, the Alternate Base Rate shall be automatically increased or decreased. Information Agent will give notice promptly to Administrative Agent of changes in the Alternate Base Rate; provided, that Information Agent's failure to give
                            --------
such notice will not relieve Borrower and Lessee of their respective obligations relating to such changes. For the purposes of this definition, "Federal Funds
                                                                 -------------
Effective Rate" means, for any day, an interest rate per annum equal to the
--------------
weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by Bank of America, National Trust and Savings Association from three Federal funds brokers of recognized standing selected by it.

  "Alternate Base Rate Loan" means a Loan bearing interest by reference to the
   ------------------------
Alternate Base Rate.

  "Applicable Index Rate" means, with respect to any Interest Period, the
   ---------------------
interest rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by Bank of America, National Trust and Savings Association to be the interest rate at which interest deposits in United States dollars are offered by Bank of America, National Trust and Savings Association to first-class banks in the London interbank market at

                                                                Appendix 1 to
                                                         Participation Agreement

approximately 11:00 a.m. (London time) two (2) Business Days before the first day of the applicable Interest Period for deposits of a duration equal to such Interest Period in an amount substantially equal to BA Leasing & Capital Corporation's portion of such LIBO Rate Loan.

  "Applicable Laws" means all existing and future applicable laws, rules,
   ---------------
regulations (including Environmental Laws), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment and those pertaining to the construction or operation of any Systems or Equipment).

  "Applicable Margin" means 0.2425 of 1% (24.25 basis points); provided, that if
   -----------------                                           --------
Guarantor's "Long-Term Debt Rating" from either of Moody's Investors Service, Inc. and Standard and Poor's Corporation is less than the Long-Term Debt Ratings set forth below at the date Information Agent sets the LIBO Rate for the immediately succeeding Interest Period, then the "Applicable Margin" for such Interest Period shall be determined by reference to the Applicable Margin indicated opposite the applicable Long-Term Debt Ratings set forth in the following table; provided, further, however, that during any Holdover Period,
                 --------  -------
the Applicable Margin shall in each case be increased by 2.5% (250 basis points). As used in this definition, the term "Long-Term Debt Ratings" means the ratings assigned by Moody's Investors Service, Inc. and Standard and Poor's Corporation for Guarantor's outstanding First Mortgage Bonds, or, if none are outstanding, then the most senior unsecured, non-credit enhanced long-term debt of Guarantor then outstanding, or if no such debt is outstanding, the general long-term unsecured debt rating then assigned to Guarantor by Moody's and Standard and Poor's;

                                                                Appendix 1 to
                                                         Participation Agreement

                                 Long-Term
                                 Debt Rating
                                 -----------
  Applicable Margin
  -----------------

                                 below A2 and A but
           at least Baa3 and BBB-                           0.4425%
(44.25 basis points)
            below Baa3 or BBB-                           0.9925% (99.25
                                                   basis points)

  "Applicable Percentage" means, for each Lease Supplement, as of the end of the
   ---------------------
Base Term or any Renewal Term thereof, eighty percent (80%).

  "Applicable Percentage Amount" means, with respect to any Lease Supplement,
   ----------------------------
the product obtained by multiplying the Lessor's Cost of the Systems subject to such Lease Supplement as of such date by the Applicable Percentage.

  "Arrangement Fee" means the arrangement fee described payable to the Arranger,
   ---------------
and in the amount set forth, in the Fee Letter.

  "Arranger" means BA Leasing & Capital Corporation.
   --------

  "Assigned Agreements" means each of the Participation Agreement, the Lease,
   -------------------
the Lease Supplements, the Guaranty, the Construction Agency Agreement, the Support Agreement, the Bills of Sale, the Purchase Order Assignment, the Certificates of Acceptance and each other document assigned to Administrative Agent as Collateral pursuant to the Security Agreement.

  "Assumed Interest Rate" means, as of the date of any Advance by a Participant,
   ---------------------
the LIBO Rate that would have been applicable for purposes of calculating interest and Yield in the event that the Advance Date to which such Advance relates had occurred on such date.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Authorized Officer" means any officer in the Corporate Trust Department of
   ------------------
Certificate Trustee who shall be duly authorized to execute the Operative Documents.

  "Bank" means Shawmut Bank Connecticut, National Association in its individual
   ----
capacity.

  "Bankruptcy Code" means the Bankruptcy Reform Act of 1978.
   ---------------

  "Base Rent" means an amount payable on each Payment Date during the Lease Term
   ---------
equal to the sum of (i) the aggregate amount of the Yield payable on such Payment Date on the Certificates (which shall not include any portion of Capitalized Yield) and (ii) the aggregate amount of interest payable on such Payment Date on the Notes (which shall not include any portion of Capitalized Interest).

  "Base Term" has the meaning set forth in Section 2.3 of the Lease.
   ---------                               -----------

  "Beneficiary" means each of the Persons named in the definition of
   -----------
"Indemnitee."

  "Bill of Sale" means each bill of sale or certificate of transfer from Lessee
   ------------
to Certificate Trustee conveying a System or Systems, substantially in the form of Exhibit N - 1 or N - 2 to the Participation Agreement.
   -------------    -----

  "Borrower" means Certificate Trustee, not in its individual capacity but
   --------
solely as trustee under the Trust Agreement, as the borrower under the Loan Agreement.

  "Business Day" means any day on which
   ------------

    (a) Federal and state chartered banks in the city in which the Corporate Trust Department is located and New York, New York are open for commercial banking business; and

                                                                Appendix 1 to
                                                         Participation Agreement

    (b) solely with respect to determinations of Interest Periods and Payment Dates, dealings in United States Dollars are carried on in the London interbank market.

  "Capitalized Interest" means all accrued interest on outstanding Notes fairly
   --------------------
allocable to the Construction Period for a System, except to the extent that such amount is not to be capitalized because sufficient unfunded Commitments are not available therefor.

  "Capitalized Yield" means all accrued Yield on outstanding Certificates fairly
   -----------------
allocable to the Construction Period for a System, except to the extent that such amount is not to be capitalized because sufficient unfunded Commitments are not available therefor.

  "Casualty" means an event of damage or casualty relating to any Systems or
   --------
related Equipment subject to a Lease Supplement which does not constitute an Event of Loss.

  "Certificate of Acceptance" means each Certificate of Acceptance, fully
   -------------------------
executed by Lessee, accepting a System or Systems under a Lease Supplement, substantially in the form of Exhibit M to the Participation Agreement.
                             ---------

  "Certificate Purchaser" has the meaning set forth in the preamble to the Trust
   ---------------------
Agreement.

  "Certificate Purchaser Amount" means, with respect to any Certificate
   ----------------------------
Purchaser as of any date of determination, the aggregate amount invested by such Certificate Purchaser in the Trust for the purchase of Certificates pursuant to
Section 2.4 of the Participation Agreement plus the total Capitalized Yield with
-----------
respect thereto, net of any repayments.

  "Certificate Register" has the meaning set forth in Section 2.7(a) of the
   --------------------                               --------------
Trust Agreement.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Certificate Trustee" means Shawmut Bank Connecticut, National Association, a
   -------------------
national banking association, not in its individual capacity but solely as trustee under the Trust Agreement, and any co-trustee appointed pursuant to the terms of the Trust Agreement.

  "Certificates" means those certain certificates issued to the Certificate
   ------------
Purchasers pursuant to the Trust Agreement, substantially in the form of Exhibit
                                                                         -------
A thereto, and any and all Certificates issued in replacement or exchange
-
therefor.

  "Change in Control" means any of the following:  (a) any person or group
   -----------------
(within the meaning of Rule 13d-5 of the SEC as in effect on the date hereof) shall acquire ownership directly or indirectly, beneficially or of record, of shares representing more than 49% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Guarantor; or (b) a majority of the seats (other than vacant seats) on the board of directors of the Guarantor shall at any time become occupied by persons who were neither (i) nominated by the management of the Guarantor, nor (ii) appointed by directors so nominated; or (iii) any person or group shall otherwise directly or indirectly acquire Control the Guarantor.

  "Claims" means liabilities, obligations, damages, losses, demands, penalties,
   ------
fines, claims, actions, suits, judgments and settlements, and any costs, fees, expenses and disbursements (including legal fees and expenses and costs of investigation which, in the case of counsel or investigators retained by an Indemnitee, shall be reasonable) of any kind and nature whatsoever related to any of the foregoing.

  "Code" means the Internal Revenue Code of 1986.
   ----

  "Collateral" has the meaning set forth in Section 2.1 of the Security
   ----------                               -----------
Agreement and shall not include any real estate interest.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Commercial Operation" means, with respect to any System, the capability of
   --------------------
such System to perform in continuous commercial operation at design capacity for its entire expected economic useful life as measured at the time of determination.

  "Commitment" means, as to any Certificate Purchaser or any Lender, its
   ----------
obligation to make amounts available, or Loans, as the case may be, to Certificate Trustee, in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Certificate Purchaser's name on
Schedule I to the Participation Agreement or such Lender's name on Schedule II to the Participation Agreement, as such amounts may be decreased or increased in accordance with Sections 2.10 and 2.11, respectively, of the Participation
                -------------------------------------
Agreement.

  "Commitment Fee" has the meaning set forth in Section 2.6 of the Participation
   --------------                               -----------
Agreement.

  "Commitment Percentage" means, as to any Participant, at a particular time,
   ---------------------
the percentage of the aggregate Commitments in effect at such time represented by such Participant's Commitment, as such percentage is initially shown on
Schedule I to the Participation Agreement, in the case of the Certificate Purchasers, and Schedule II to the Participation Agreement, in the case of the Lenders, and as such percentages may thereafter be changed upon the occurrence of certain events pursuant to the Participation Agreement.

  "Commitment Termination Date" means April 30, 1998.
   ---------------------------

  "Companies" has the meaning set forth in Section 6.6(b)(i) of the
   ---------                               -----------------
Participation Agreement.

  "Completion Date" means, with respect to any System the construction of which
   ---------------
is to be financed under the Operative Documents, the date on which such System would be deemed placed in service under GAAP if Lessee owned such System.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Condemnation" means any condemnation, requisition, confiscation, seizure or
   ------------
other taking or sale of the use, operation or title to any Systems or related Equipment or any part thereof in, by or on account of any actual or threatened eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or otherwise or any transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use, occupancy or title is taken.

  "Consolidated Net Worth" means, as at any date of determination, the
   ----------------------
consolidated stockholders' equity of Guarantor and its Consolidated Subsidiaries, as determined on a consolidated basis in conformity with GAAP.

  "Consolidated Subsidiary" means, as to any Person at any date, any Subsidiary
   -----------------------
or other entity the accounts of which would, in conformity with GAAP, be consolidated with those of such Person in such Person's consolidated financial statements as of such date.

  "Consolidated Tangible Assets" of any Person means the total assets of such
   ----------------------------
Person and its Consolidated Subsidiaries, less goodwill, patents, trademarks and other assets classified as intangible assets in conformity with GAAP.

  "Construction Agency Agreement" means the Construction Agency Agreement, dated
   -----------------------------
concurrently with the Participation Agreement, between Certificate Trustee and Lessee, substantially in the form of Exhibit B to the Participation Agreement.
                                     ---------

"Construction Agency Event of Default" has the meaning set forth in Section 5.1
 ------------------------------------                               -----------
of the Construction Agency Agreement.

"Construction Agent" means Lessee, as construction agent under the Construction
 ------------------
Agency Agreement.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Construction Agreement Termination Date" has the meaning set forth in Section
   ---------------------------------------                               -------
2.5 of the Construction Agency Agreement.
---

"Construction Commencement Date" has the meaning set forth in Section 2.3 of the
 ------------------------------                               -----------
Construction Agency Agreement.

"Construction Documents" has the meaning set forth in Section 2.6 of the
 ----------------------                               -----------
Construction Agency Agreement.

  "Construction Period" means, with respect to any System, the period commencing
   -------------------
on the Document Closing Date and ending on the earlier of (i) the Commitment Termination Date, (ii) the Construction Agreement Termination Date or (iii) the Completion Date for such System; provided that if an event of Force Majeure has occurred, the Construction Period for all Systems then under construction and suffering an event of Force Majeure shall be extended for a commercially reasonable period not to exceed six (6) months.

  "Continuation/Conversion Request" means a Continuation/Conversion Request
   -------------------------------
substantially in the form of Exhibit D-2 to the Participation Agreement.
                             -----------

  "Control" means the possession, directly or indirectly, of the power to direct
   -------
or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

  "Corporate Trust Department" means the principal corporate trust office of
   --------------------------
Shawmut Bank Connecticut, National Association, located at 777 Main Street, MSN 238, Hartford, Connecticut 06115, Attention: Corporate Trust Administration, or at such other office at which the corporate trust business of such bank or its successor shall be administered which such bank or its successor shall have specified by notice in writing to Lessee, each Certificate Purchaser, Administrative Agent and each Lender.

                                                                Appendix 1 to
                                                         Participation Agreement

  "CUCC" means CUCapital Corp., a Delaware corporation.
   ----

  "Defaulted Amount" has the meaning set forth in Section 2.5(f) of the
   ----------------                               --------------
Participation Agreement.

  "Defaulting Participant" has the meaning set forth in Section 2.5(f) of the
   ----------------------                               --------------
Participation Agreement.

  "Delivery Date" means each date on which any System becomes subject to the
   -------------
Lease.

  "Design Objectives" has the meaning set forth in Section 2.2 of the
   -----------------                               -----------
Construction Agency Agreement.

  "Designated Location" means each of the metropolitan areas of Seattle,
   -------------------
Washington, Portland, Oregon, Phoenix, Arizona, Salt Lake City, Utah, Sacramento, California, San Diego, California and the corridor between Las Vegas, Nevada and Phoenix, Arizona on which the Southwest FCL is located, and any other location that may hereafter be approved by the holders of Notes and Certificates comprising 66 2/3% or more of the aggregate of the principal amounts and Certificate Purchaser Amounts of all Notes and Certificates then outstanding.

  "Document Closing Date" has the meaning set forth in Section 2.1 of the
   ---------------------                               -----------
Participation Agreement.

  "Employee Benefit Plan" means an employee benefit plan (within the meaning of
   ---------------------
Section 3(3) of ERISA, including any multiemployer plan (within the meaning of Section 3(37) (A) of ERISA)), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect at the time of any determination under the Operative Documents, in each case, of Guarantor or any ERISA Affiliate. The assets of an Employee Benefit Plan shall be determined using the foregoing criteria, including on the date hereof the Department of Labor plan asset regulation (29 C.F.R. ' 2510.3-101).

                                                                Appendix 1 to
                                                         Participation Agreement

  "Environmental Laws" means the Resource Conservation and Recovery Act of 1976
   ------------------
(RCRA) 42 U.S.C. (S)(S) 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)(S) 9601-9657 (CERCLA), the Hazardous Materials Transportation Act of 1975, 49 U.S.C. (S)(S) 1801-1812, the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2671, the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.
(S)(S) 136 et seq. and all similar foreign, federal, state and local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations, and any other foreign, federal, state or local laws, ordinances, rules, codes and regulations, and any other foreign, federal, state or local laws, ordinances, rules, codes and regulations relating to the environment, human health or natural resources or the regulation or control of or imposing liability or standards of conduct concerning human health, the environment, Hazardous Materials or the clean-up or other remediation of any location wherein the Systems or Equipment are to be located, or any part thereof.

  "Equipment" has the meaning set forth in the Recitals to the Participation
   ---------
Agreement.

  "ERISA" means the Employee Retirement Income Security Act of 1974.
   ------

  "ERISA Affiliate" means each entity required to be aggregated with Guarantor
   ---------------
pursuant to the requirement of Section 414(b) or 414(c) of the Code.

  "ERISA Termination Event" means (i) a "Reportable Event" described in Section
   -----------------------
4043 of ERISA (other than a "Reportable Event" not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of Guarantor or any of its ERISA Affiliates from a Plan during a plan year in

                                                                Appendix 1 to
                                                         Participation Agreement

which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of a proceeding to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

  "Event of Loss" means (x) the actual or constructive total loss of thirty
   -------------
percent (30%) or more of the aggregate fair market value of all of the Systems subject to a Lease Supplement due to damage or casualty, in any case as reasonably determined in good faith by a Responsible Officer of Guarantor, such determination to be made promptly after the occurrence of such event and to be evidenced by an Officer's Certificate of Guarantor, delivered to Certificate Trustee, each Certificate Purchaser and Administrative Agent, or (y) damage or casualty to any of the Systems subject to a Lease Supplement which results in an insurance settlement on the basis of a loss of thirty percent (30%) or more of the aggregate fair market value of such Systems.

  "Event of Taking" means (A) taking of title to any System subject to a Lease
   ---------------
Supplement, (B) any condemnation (other than a requisition for temporary use) or requisition for use of any System subject to a Lease Supplement for a period scheduled to last beyond the end of the Lease Term, or (C) taking of title to substantially all of the premises whereon or wherein Equipment in a System is located or to be located, in each case resulting in the loss of use or possession of substantially all of the Systems subject to a Lease Supplement, as reasonably determined in good faith by a Responsible Officer of Guarantor, such determination to be made promptly after the occurrence of such event and to be evidenced by an Officer's Certificate executed by such Responsible Officer and delivered to Certificate Trustee and Administrative Agent.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Excluded Amounts" means:
   ----------------

    (a) all indemnity payments and expenses to which Bank or any Certificate Purchaser (or any Indemnitee) is entitled pursuant to the Operative Documents;

    (b) any amounts payable under any Operative Documents to reimburse Certificate Trustee or any Certificate Purchaser (including the reasonable expenses of Certificate Trustee and any Certificate Purchaser incurred in connection with any such payment) for performing any of the obligations of Lessee under and as permitted by any Operative Document;

    (c) any insurance proceeds (or corresponding amounts with respect to risks that are self-insured by Lessee and the amounts of any policy deductibles) under liability policies payable to Certificate Trustee in its individual capacity or any Certificate Purchaser (or the respective successors, assigns, agents, officers, directors or employees of Bank or of any Certificate Purchaser);

    (d) any insurance proceeds under policies maintained by Certificate Trustee or any Certificate Purchaser and not required to be maintained by Lessee under the Lease;

    (e) any amount payable to Certificate Trustee or any Certificate Purchaser pursuant to Section 9.9 of the Participation Agreement;
            -----------

    (f) any amount payable as an Arrangement Fee; and

    (g) any payments of interest on payments referred to in clauses (a) through
                                                            -----------
(f) above.
---

  "Fair Market Sales Value" with respect to any System or any portion thereof
   -----------------------
means, as of the date of determination, the gross sale proceeds, as determined by an independent appraiser chosen by

                                                                Appendix 1 to
                                                         Participation Agreement

Lessor (at the direction of the Required Entities), that would be obtained in an arm's-length transaction between an informed and willing buyer (other than a buyer currently in possession) and an informed and willing seller, respectively, under no compulsion to buy or sell, neither of which is related to Lessee, for the purchase of such System. The Fair Market Sales Value shall be calculated as the value for the use in place of the System, assuming that the System is in the condition and repair required to be maintained by the terms of the Lease and is accompanied by all applicable Support Rights (unless such Fair Market Sales Value is being determined for purposes of Section 7.3 of the Lease, in which
                                          -----------
case this assumption shall not be made).

  "FCL" means a fiber optic cable link, which may be comprised of one or more
   ---
Systems, the function of which is to serve as a facility for the transmission of voice, data, video or other communications between disparate geographic areas.

  "Fee Letter" means that certain letter agreement dated December 21, 1994, and
   ----------
executed by Guarantor as of December 23, 1994, between Arranger and Guarantor.

  "Final Maturity Date" means April 30, 2002.
   -------------------

  "Financing" has the meaning set forth in the Recitals to the Participation
   ---------
Agreement.

  "First Mortgage Bond Indentures" means (i) the First Mortgage and Collateral
   ------------------------------
Trust Indenture, dated as of March 1, 1947, from the Guarantor to The Marine Midland Trust Company of New York, as Trustee, and (ii) the Mortgage and Deed of Trust Indenture, dated as of June 1, 1962, from the Guarantor to Manufacturers Hanover Trust Company, as Trustee, as the same have been and may from time to time be amended or supplemented and in effect.

  "Force Majeure" means acts of God, fire, windstorm, flood, explosion, collapse
   -------------
of structures, riot, war, inability to obtain or use necessary materials or reasonable substitutes, or any other

                                                                Appendix 1 to
                                                         Participation Agreement

cause beyond the reasonable control of Lessee, other than lack of funds.

  "GAAP" means generally accepted accounting principles in the United States as
   ----
in effect from time to time consistently applied; provided, that, for purposes
                                                  --------
of determining compliance with financial covenants, GAAP shall refer to generally accepted accounting principles as of December 16, 1993.

  "Governmental Approval" means any authorization, consent, approval, license,
   ---------------------
franchise, lease, ruling, tariff, rate, permit, certificate, order, exemption of, or filing or registration with, any Governmental Authority, or required by any Applicable Laws, and shall include all environmental permits and operating permits and licenses that are required for the construction, use, zoning and operation of the Systems and related Equipment included or to be included in any Qualified MAN or FCL at a specified Designated Location.

  "Governmental Authority" means any Federal, state, local or foreign court or
   ----------------------
governmental agency, authority, instrumentality or regulatory body.

  "Guaranteed Residual Amount" has the meaning provided in Section 4.5(c) of the
   --------------------------                              --------------
Lease.

  "Guaranty" means the unconditional Guaranty, dated concurrently herewith, by
   --------
Guarantor of all payment and performance obligations of Lessee under the Operative Documents, substantially in the form of Exhibit A to the Participation
                                                  ---------
Agreement.

  "Guarantor" means Citizens Utilities Company, a Delaware corporation.
   ---------

  "Hazardous Material" means any substance, waste or material which is toxic,
   ------------------
explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous by listing characteristic or definition under any Environmental Law,

                                                                Appendix 1 to
                                                         Participation Agreement

including petroleum, crude oil or any fraction thereof, petroleum derivatives, by-products and other hydrocarbons and is or becomes regulated by any Governmental Authority, including any agency, department, commission, board or instrumentality of the United States, the States in which any System or related Equipment are located or any political subdivision thereof and also including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs")
                                                                         ----
and radon gas.


  "Holdover Period" means, with respect to any Lease Supplement, any period
   ---------------
after a Lease Supplement Termination Date until the reduction of the related Lease Supplement Balance to zero and payment of all other amounts then due and payable by Lessee under the Operative Documents.

  "Holdover Rent" has the meaning set forth in Section 3.1 of the Lease.
   -------------                               -----------

  "Indebtedness" of any Person means, without duplication:
   ------------

    (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

    (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

    (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

    (d) net liabilities of such Person under all Hedging Obligations;

    (e) whether or not so included as liabilities in accordance with GAAP, (i) all obligations of such Person to

                                                                Appendix 1 to
                                                         Participation Agreement

pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), and (ii) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

    (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer. For the purposes of this definition:

      (i)    "Capitalized Lease Liabilities" means all monetary obligations of
              -----------------------------
    any Person under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of the Operative Documents, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

      (ii)   "Contingent Liability" means any agreement, undertaking or
              --------------------
    arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under

                                                                Appendix 1 to
                                                         Participation Agreement

    any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

      (iii)  "Hedging Obligations" means, with respect to any Person, all
              -------------------
    liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

  "Indemnitee" means each Participant, the Certificate Trustee (in its
   ----------
individual capacity and as trustee), any additional, separate or co-trustee appointed in accordance with the terms of the Trust Agreement, each Agent (each in its individual capacity and as Agent) and the respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors, representatives and agents of each of the foregoing Persons; provided, however, that in no event shall Lessee be an Indemnitee.
--------  -------

  "Indirect Beneficial Ownership Interest" means, from time to time, the
   --------------------------------------
aggregate indirect beneficial ownership interest of Guarantor (a) in all of the Leased Assets and (b) in all of the Owned Assets, each as included in a Qualified MAN or FCL, which interest shall be determined by taking the sum of the percentages, calculated for each Subsidiary owning a Qualified MAN or FCL, that are the product of the "Equity Ownership Percentage" of Guarantor in that Subsidiary and the "Asset Ownership Percentage" of that Subsidiary in such Leased Assets or Owned Assets, as the case may be; provided, that for purposes
                                                   --------
of the foregoing calculations, Lessor's ownership of the Leased Assets as contemplated by the Operative Documents shall be deemed to constitute ownership thereof (i) by Lessee to the extent Lessee remains liable under the outstanding Lease Supplement or (ii) by any permitted assignee under Section 10.2 of the
                                                         ------------
Lease, in each case with respect to

                                                                Appendix 1 to
                                                         Participation Agreement

those Leased Assets subject to such Lease Supplement to which Lessee or such assignee is a party; and provided, further, that if Guarantor shall become
                         --------  -------
the direct owner of any Qualified MAN or an FCL, Guarantor shall be treated as a wholly owned Subsidiary of Guarantor for purposes of the foregoing calculations. The "Equity Ownership Percentage" of Guarantor in a Subsidiary of Guarantor
     ---------------------------
is the fraction (expressed as a percentage), the numerator of which is the number of equity shares having ordinary voting power (or, in the case of a Subsidiary that is not a corporation, equivalent units of ownership interest) of that Subsidiary which are owned by Guarantor, (i.e., taking into account, in the case of indirect ownership through multiple Subsidiaries, the respective equity ownership percentages, in each Subsidiary, of Guarantor and each other Subsidiary), and the denominator of which is the total number of issued and outstanding equity shares having ordinary voting power (or, in the case of a Subsidiary that is not a corporation, equivalent units of ownership interest) of that Subsidiary; and the "Asset Ownership Percentage" of a Subsidiary is the
                          --------------------------
fraction (expressed as a percentage) which (A) as applied to Leased Assets, has a numerator equal to the aggregate of the Lessor's Cost of all of the Leased Assets included in a Qualified MAN or FCL that are leased directly by that Subsidiary, and has a denominator equal to the aggregate of the Lessor's Cost of all of the Leased Assets included in the Qualified MAN or FCL, and (B) as applied to Owned Assets, has a numerator equal to the aggregate cost (including purchase costs and costs of construction and installation) of all of the Owned Assets included in a Qualified MAN or FCL owned directly by that Subsidiary, and has a denominator equal to the aggregate cost (including purchase costs and costs of construction and installation) of all of the Owned Assets included in the Qualified MAN or FCL.

  "Information Agent" means BA Leasing & Capital Corporation, a California
   -----------------
corporation, not in its individual capacity but solely as information agent under the Operative Documents, or its successor.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Inspecting Parties" has the meaning set forth in Section 13.1 of the Lease.
   ------------------                               ------------

  "Insolvency Event" means any event pursuant to which a Person or any of its
   ----------------
Subsidiaries shall

    (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

    (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for such Person or any of its Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

    (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for such Person or any of its Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days, provided that such Person and each Subsidiary hereby expressly authorizes the Certificate Trustee to appear in any court conducting any relevant proceeding during such sixty (60) day period to preserve, protect and defend its rights under the Loan Documents;

    (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of such Person or any of its Subsidiaries, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by such Person or such Subsidiary or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed, provided that such Person

                                                                Appendix 1 to
                                                         Participation Agreement

  and each Subsidiary hereby expressly authorizes Certificate Trustee to appear in any court conducting any such case or proceeding during such sixty (60) day period to preserve, protect and defend its rights under the Loan Documents; or

    (e) take any action authorizing, or in furtherance of, any of the foregoing.

  "Insurance Requirements" means all terms and conditions of any insurance
   ----------------------
policy either required by the Lease to be maintained by Lessee or required by the Construction Agency Agreement to be maintained by Construction Agent, and all requirements of the issuer of any such policy.

  "Interest Period" means, (a) with respect to any LIBO Rate Loan, the period
   ---------------
commencing on (and including) the Advance Date or the date on which such LIBO Rate Loan is continued or the date on which an Alternate Base Rate Loan is converted into a LIBO Rate Loan and ending on (but excluding) the day which numerically corresponds to such date one, two, three, six, or, if available, nine or twelve months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), and (b) with respect to any Alternate Base Rate Loan, the period commencing on (and including) the date the Alternate Base Rate Loan is made or continued and ending on the earlier of the Final Maturity Date or the date on which such Alternate Base Rate Loan is converted into a LIBO Rate Loan, in each case as Construction Agent may select in its Advance Request or Continuation/Conversion Request, as the case may be; provided, however, that:
--------  -------

    (i) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, in the case of a LIBO Rate Loan only, such next following Business Day is the first Business Day of another calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day);

                                                                Appendix 1 to
                                                         Participation Agreement

    (ii) no Interest Period during any Base Term may extend beyond the last day of such Base Term and no Interest Period during any Renewal Term may extend beyond the last day of such Renewal Term; and

    (iii) Interest Periods shall not be permitted to be in effect at any one time which have expiration dates occurring on more than six different dates.

  "Interest Rate" means, with respect to each Interest Period, the applicable
   -------------
interest rate payable from time to time on the Notes.

  "Interested Subsidiary" means any Subsidiary having a direct interest in Owned
   ---------------------
Assets and/or Leased Assets in any Qualified MAN or FCL and, for the purposes of

Section 6.7(b)(ii) of the Participation Agreement only, Lessee.
------------------

  "Lease" means the Lease (Electric Lightwave, Inc. Trust No. 1995-A), dated
   -----
concurrently herewith between Certificate Trustee and Lessee, substantially in the form of Exhibit C to the Participation Agreement.
            ---------

  "Lease Balance" means, as of any date of determination, the sum of the
   -------------
aggregate outstanding principal amounts of the Notes (including Capitalized Interest) plus the aggregate Certificate Purchaser Amounts (including
          ----
Capitalized Yield).

  "Lease Default" means any event, condition or failure which, with notice or
   -------------
lapse of time or both, would become a Lease Event of Default.

  "Lease Event of Default" means any event condition or failure designated as a
   ----------------------
"Lease Event of Default" in Article XV of the Lease.
                            ----------

                                                                Appendix 1 to
                                                         Participation Agreement

  "Lease Supplement" means each Lease Supplement, in the form of Exhibit A to
   ----------------                                              ---------
the Lease, executed and delivered by Lessee to Lessor on the Document Closing Date.

  "Lease Supplement Balance" means the product of the Allocated Share of the
   ------------------------
applicable Lease Supplement and the Lease Balance.

  "Lease Supplement Term" has the meaning set forth in Section 2.3 of the Lease.
   ---------------------                               -----------

  "Lease Supplement Termination Date" means the last day of the Base Term or the
   ---------------------------------
last exercised Renewal Term, if any, or any other date on which a Lease Supplement is terminated, including pursuant to Articles IV or XVI of the Lease.
                                                -----------    ---

  "Lease Term" has the meaning set forth in Section 2.3 of the Lease.
   ----------                               -----------

  "Lease Termination Date" means the last Lease Supplement Termination Date to
   ----------------------
occur.

  "Leasehold Estate" means Lessee's interest in the Systems and Equipment
   ----------------
subject to the Lease.

  "Leased Assets" means the Systems and Equipment (including related
   -------------
construction and installation and the costs thereof) that are subject to a Lease Supplement or that is designated by Construction Agent to become subject to a Lease Supplement.

  "Lenders" means the holders of the Notes.
   -------

  "Lessee" means Electric Lightwave, Inc., a Delaware corporation or any other
   ------
Person that becomes the Lessee under the Lease.

  "Lessor" means Certificate Trustee.
   ------

                                                                Appendix 1 to
                                                         Participation Agreement

  "Lessor Liens" means Liens on or against any System or related Equipment, the
   ------------
Lease, the Trust Estate or any payment of Rent (a) which result from any act of, or any Claim against, Bank, Certificate Trustee, in its individual capacity, any Certificate Purchaser or any Agent, each in its individual capacity, in either case unrelated to the transactions contemplated by the Operative Documents or
(b) which result from any tax owed by Bank or any Certificate Purchaser, except any Tax for which Lessee is obligated to indemnify.

  "Lessor's Cost" means, with respect to the Systems and related Equipment
   -------------
subject to each Lease Supplement, the aggregate amount paid or advanced by Lessor on each Advance Date for all Systems and related Equipment subject to such Lease Supplement plus the Capitalized Interest and Capitalized Yield with respect to the Notes and Certificates fairly allocable thereto, plus the portion of Transaction Costs and the Arrangement Fee fairly allocable thereto.

  "Letters" means (a) the Letter Agreement between Lessee and Certificate
   -------
Trustee, dated the date of the Participation Agreement, regarding the Commitment Fee, and (b) the Letter Agreement between Lessee and Certificate Trustee, dated the date of the Participation Agreement, regarding the assignment of Rent.

  "LIBO Rate" means, with respect to each LIBO Rate Loan for any Interest
   ---------
Period, the sum of (a) the Applicable Margin plus (b) the Applicable Index Rate. Information Agent will give notice promptly to Administrative Agent upon determining the applicable LIBO Rate; provided, that Information Agent's failure
                                      --------
to give such notice will not relieve Borrower and Lessee of their respective obligations relating to such change.

  "LIBO Rate Loans" means Loans bearing interest by reference to a LIBO Rate.
   ---------------

  "LIBOR Office" means initially, the funding office of each Participant
   ------------
designated as such in Schedule III to the

                                                                Appendix 1 to
                                                         Participation Agreement

Participation Agreement; and thereafter, such other office of such Participant, if any, which shall be making or maintaining such Participant's investment in Notes and/or Certificates.

  "Lien" means any lien, mortgage, deed of trust, encumbrance, pledge, charge,
   ----
lease, easement, servitude, right of others or security interest of any kind, including any thereof arising under any conditional sale or other title retention agreement.

  "Loan" has the meaning set forth in Section 2.1 of the Loan Agreement.
   ----                               -----------

  "Loan Agreement" means the Loan Agreement (Electric Lightwave, Inc. Trust No.
   --------------
1995-A), dated as of the date of the Participation Agreement, among Borrower, Administrative Agent and the Lenders, substantially in the form of Exhibit E to
                                                                   ---------
the Participation Agreement.

  "Loan Default" means any event, condition or failure which, with notice or
   ------------
lapse of time or both, would become a Loan Event of Default.

  "Loan Documents" means the Loan Agreement, the Notes, the Security Agreement
   --------------
and all documents and instruments executed and delivered in connection with each of the foregoing.

  "Loan Event of Default" means any event, condition or failure designated as a
   ---------------------
"Loan Event of Default" in Section 6.1 of the Loan Agreement.
                           -----------

"Loan Participant" has the meaning set forth in Section 6.4(a) of the
 ----------------                               --------------
Participation Agreement.

  "MAN" has the meaning set forth in the Recitals to the Participation
   ---
Agreement.

  "Material Adverse Effect" means a materially adverse effect on (i) the
   -----------------------
business, assets, operations, condition (financial or

                                                                Appendix 1 to
                                                         Participation Agreement

otherwise), or results of operations of Guarantor and its Subsidiaries taken as a whole, (ii) the legality of the transactions contemplated by the Operative Documents, (iii) the ability of Lessee or Guarantor to perform their respective obligations under the Operative Documents or (iv) the validity or enforceability of any of the Operative Documents or any rights or remedies under any thereof.

  "Net Condemnation Proceeds" means all payments received from any Governmental
   -------------------------
Authority or other Person relating to an Event of Taking after deducting the costs incurred by Lessee, Certificate Trustee, Administrative Agent or any Participant in respect of the receipt thereof.

  "Non-Affiliated Qualified Use Agreement" has the meaning set forth in Section
   --------------------------------------                               -------
10.1(b) of the Lease.
-------

  "Non-Defaulting Participant" has the meaning set forth in Section 2.5(f) of
   --------------------------                               --------------
the Participation Agreement.

  "Notes" means the notes issued by the Borrower under the Loan Agreement and
   -----
denominated as such, substantially in the form of Exhibit A to the Loan
                                                  ---------
Agreement, and any and all Notes issued in replacement or exchange therefor in accordance with the provisions thereof.

  "Obligations" has the meaning set forth in Section 1 of the Guaranty.
   -----------                               ---------

  "OCC" means the Office of the Comptroller of the Currency or any successor
   ---
thereto.

  "Officer's Certificate" of a Person means a certificate signed by the Chairman
   ---------------------
of the Board of Directors, the President or any Executive Vice President or any Senior Vice President, any other Vice President, the Treasurer or any Assistant Treasurer or the Controller or any Assistant Controller of such Person.

                                                                Appendix 1 to
                                                         Participation Agreement

  "On a Fully Diluted Basis" means after giving effect to the exercise of all outstanding options or other rights to subscribe for or purchase capital stock of Lessee, the conversion or exchange of all securities convertible into or exchangeable for capital stock of Lessee and the consummation of all contracts for the issuance of capital stock of Lessee by Lessee.

  "Operative Documents" means the Participation Agreement, the Bills of Sale,
   -------------------
the Letters, the Lease, the Certificates of Acceptance, the Guaranty, the Lease Supplements, the Construction Agency Agreement, the Purchase Order Assignment, the Certificates, the Loan Agreement, the Notes, the Security Agreement, the Support Agreement, the Trust Agreement, and all documents and instruments executed and delivered in connection with each of the foregoing.

  "Overall Transaction" means all the transactions and activities referred to in
   -------------------
or contemplated by the Operative Documents.

  "Overdue Rate" means the lesser of (a) the highest interest rate permitted by
   ------------
Applicable Laws or (b) an interest rate per annum equal to, in the case of the Notes, the rate of interest otherwise payable with respect thereto plus 2% per
                                                                   ----
annum, and, in the case of the Certificates, the Yield plus 2% per annum.
                                                       ----

  "Owned Assets" means those components and other assets (including related
   ------------
construction and installation and the costs thereof) owned by Lessee or another subsidiary of Guarantor that are included in a Qualified MAN or FCL and that do not constitute Leased Assets.

  "Owned System" means any System that Lessee or a Subsidiary of Guarantor owns
   ------------
beneficially and of record which is part of a Qualified MAN or FCL (it being understood that any System subject to a Lease Supplement shall not be an "Owned System").

  "Participants" means the Certificate Purchasers and the Lenders, collectively.
   ------------

                                                                Appendix 1 to
                                                         Participation Agreement

  "Participation Agreement" means the Participation Agreement (Electric
   -----------------------
Lightwave, Inc. Trust No. 1995-A), dated as of April 28, 1995, among Lessee, Certificate Trustee, the Certificate Purchasers, the Lenders, Administrative Agent, Information Agent and Guarantor.

  "Payment Dates" means (a) the Final Maturity Date; (b) the date of any payment
   -------------
or prepayment, in whole or in part, of principal outstanding on a Loan or the return, in whole or in part, of the Certificate Purchaser Amount on a Certificate; (c) with respect to Alternate Base Rate Loans, the last day of each March, June, September and December or the date such Loan converts to a LIBO Rate Loan, or, if any such day is not a Business Day, the next following Business Day occurring after the Document Closing Date; and (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 90 days, on the 90th, 180th and 270th day of such Interest Period if a Business Day, or the next succeeding Business Day after such date).

  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding
   ----
to any or all of its functions under ERISA.

  "Permitted Contest" means actions taken by a Person to contest in good faith,
   -----------------
by appropriate proceedings initiated timely and diligently prosecuted, the legality, validity or applicability to any System or related Equipment or any location whereon or wherein any System or related Equipment is located or to be located or any interest therein of any Person of: (a) any law, regulation, rule, judgment, order, or other legal provision or judicial or administrative requirements; (b) any term or condition of, or any revocation or amendment of, or other proceeding relating to, any authorization or other consent, approval or other action by any Governmental Authority; or (c) any Lien or Tax; provided
                                                                    --------
that the initiation and prosecution of such contest would not: (i) result in, or materially increase the risk of, the imposition of any criminal liability on any Indemnitee;

                                                                Appendix 1 to
                                                         Participation Agreement

(ii) materially and adversely affect the security interests created by the Operative Documents or the right, title or interest of Lessee in or to any of location whereon or wherein a System or related Equipment is located or to be located or the right of Lessor, Administrative Agent or any Participant to receive payment of the principal of or interest on any Note, Certificate Purchaser Amount of or Yield on any Certificate, Rent or the Lease Balance or any interest therein; or (iii) materially and adversely affect the fair market value, utility or remaining useful life of any System or any Equipment comprising a part thereof, or any interest therein or the continued economic operation thereof; and provided further that in any event adequate reserves in
                       -------- -------
accordance with GAAP are maintained against any adverse determination of such contest.

  "Permitted Investments" means (i) full faith and credit obligations of the
   ---------------------
United States of America, or fully guaranteed as to interest and principal by the full faith and credit of the United States of America, maturing in not more than one year from the date such investment is made, (ii) certificates of deposit having a final maturity of not more than one year after the date of issuance thereof of a Lender or of any other commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $500,000,000 and with a senior unsecured debt credit rating of at least A by Moody's Investors Service, Inc. and A by Standard & Poor's Corporation, (iii) commercial paper of the Lenders having a remaining term until maturity of not more than 180 days from the date such investment is made, (iv) commercial paper of companies, banks, trust companies or national banking associations (in each case excluding Lessee and its Affiliates) incorporated or doing business under the laws of the United States or one of the States thereof, and (v) a money market fund registered under the Investment Company Act of 1940, the portfolio of which is invested entirely in United States governmental, and United States Agency, obligations in each case having a remaining term until maturity of not more than 180 days

                                                                Appendix 1 to
                                                         Participation Agreement

from the date such investment is made and rated at least P-1 by Moody's Investors Service, Inc. or at least A-1 by Standard & Poor's Corporation.

  "Permitted Liens" means (a) the respective rights and interests of Lessee, any
   ---------------
Person acting by, through or under Lessee pursuant to the terms of the Lease, the Certificate Purchasers, Certificate Trustee, Qualified Users, Agents and the Lenders, as provided in the Operative Documents; (b) Lessor Liens; (c) Liens for Taxes either not yet due or being contested in good faith and by appropriate proceedings diligently conducted, so long as (i) such proceedings shall not involve any meaningful risk of a Lien being placed on the Systems or related Equipment, and (ii) any reserve or other appropriate provision required by GAAP shall have been made in respect of the Lien; (d) materialmen's, mechanics', workers', repairmen's, employee's, landlord's or other statutory Liens arising in the ordinary course of business for amounts either not yet due or being contested in good faith and by appropriate proceedings so long as (i) no Lease Event of Default shall have occurred and be continuing, (ii) such proceedings shall not involve any meaningful risk in the circumstances of the sale, forfeiture or loss of any part of the Trust Estate, title thereto or any interest therein and shall not interfere with the use or disposition of any System or related Equipment, or the Trust Estate, or the payment of Rent, and
(iii) any reserve or other appropriate provision required by GAAP shall have been made in respect of the Lien; (e) Liens arising after an Advance Date out of judgments or awards with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith and either have been bonded to the satisfaction of Information Agent or the enforcement of such Lien has been stayed pending such appeal or review; and (f) any Lien or Liens (excluding any Lien described in clauses (a) through (e)) securing obligations in the aggregate amount not to exceed, when added to the Liens described in clause (d) above,
                                                           ----------
$5,000,000.

  "Person" means an individual, corporation, partnership, joint venture,
   ------
association, joint-stock company, trust, limited

                                                                Appendix 1 to
                                                         Participation Agreement

liability company, unincorporated organization or Governmental Authority.

  "Plan" means any pension plan (including a multiemployer plan) subject to the
   ----
provisions of Title IV of ERISA or Section 412 of the Code which is maintained for or to which contributions are made for employees of Lessee or any ERISA Affiliate.

  "Principal Subsidiary" means, as of any date, any Subsidiary of Guarantor
   --------------------
whose Consolidated Tangible Assets comprise in excess of 40% of the Consolidated Tangible Assets of Guarantor and its consolidated Subsidiaries.

  "Prohibited Transaction" means a transaction that is prohibited under Code
   ----------------------
Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

  "Purchase Option" has the meaning set forth in Section 4.2 of the Lease.
   ---------------                               -----------

  "Purchase Option Exercise Amount" means, with respect to any Lease Supplement,
   -------------------------------
as of any date of determination, the sum of (a) the applicable Lease Supplement Balance with respect to such Lease Supplement, as of the date of purchase, plus
                                                                           ----
(b) all accrued but unpaid Rent, including any amount of Supplemental Rent owed by Lessee under Section 3.2 of the Lease with respect to such Lease Supplement,
                -----------
plus (c) all other sums then due and payable under the Operative Documents by
----
Lessee and any of its Affiliates (including, without limitation, any breakage fees pursuant to Section 2.12 of the Loan Agreement, plus (d) a prepayment
                 ------------                        ----
charge in an amount equal to the product of (i) the amount of the applicable Lease Supplement Balance with respect to such Lease Supplement, as of the date of purchase, and (ii) 0.36 of 1% (thirty-six (36) basis points) in the first month of the Base Term and declining ratably each succeeding month of the Base Term so that the prepayment charge would be equal to zero at the end of the Base Term.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Purchase Order" has the meaning set forth in the recitals to the Purchase
   --------------
Order Assignment.

  "Purchase Order Assignment" means the Purchase Order Assignment, dated the
   -------------------------
date of the Participation Agreement, between the Construction Agent and Lessor, substantially in the form of Exhibit L to the Participation Agreement.
                             ---------

  "Qualified MAN or FCL" means, at any date of determination, any MAN or FCL
   --------------------
which is composed, in whole or in part, of Leased Assets.

  "Qualified Use Agreement" has the meaning set forth in Section 10.1(b) of the
   -----------------------                               ---------------
Lease.

  "Qualified User" has the meaning set forth in Section 10.1(b) of the Lease.
   --------------                               ---------------

  "Recourse Deficiency Amount" means, with respect to the exercise of the Sale
   --------------------------
Option with respect to any Lease Supplement, the difference between (i) the applicable Purchase Option Exercise Amount at the end of any Renewal Term in which such Sale Option was elected and (ii) the product of (A) 20.0% and (B) the Fair Market Sales Value of the System, including the Equipment, subject to such Lease Supplement as of the first day of the Renewal Term in which such Sale Option was elected.

  "Recourse Sale Proceeds" has the meaning set forth in Section 4.5(c) of the
   ----------------------                               --------------
Lease.

  "Regulated Activity" means the use, Release, generation, treatment, storage,
   ------------------
recycling, transportation or disposal of Hazardous Material to the extent such activities are regulated by any Governmental Authority.

  "Regulations" means the income tax regulations promulgated from time to time
   -----------
under and pursuant to the Code.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Release" means the release, deposit, disposal or leak of any Hazardous
   -------
Material into or upon or under any land or water or air, or otherwise into the environment, including by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

  "Remaining Commitment" means, as to any Participant, the difference between
   --------------------
such Participant's Commitment and the total amounts advanced by such Participant, including all amounts of Capitalized Interest and Capitalized Yield, as of the date of determination.

  "Renewal Term" has the meaning set forth in Section 2.4 of the Lease.
   ------------                               -----------

  "Rent" means Base Rent, Holdover Rent and Supplemental Rent, collectively.
   ----

  "Replacement Participant" has the meaning set forth in Section 2.11(a) of the
   -----------------------                               ---------------
Participation Agreement.

  "Required Certificate Purchasers" means, as of the date of the determination,
   -------------------------------
Certificate Purchasers having unpaid Certificate Purchaser Amounts equal to more than 50% of the aggregate unpaid Certificate Purchaser Amounts.

  "Required Entities" means, as of the date of the determination, Lenders and
   -----------------
Certificate Purchasers having aggregate investments in the Overall Transaction (as measured by the outstanding principal amount of the Notes then outstanding and the Certificate Purchaser Amounts then invested) equal to more than 50% of the aggregate total of all such investments.

  "Responsible Officer" means with respect to the Bank, Certificate Trustee or
   -------------------
Administrative Agent, any officer in its Corporate Trust Department, and with respect to any other Person, the Chairman or Vice Chairman of the Board of Directors, the

                                                                Appendix 1 to
                                                         Participation Agreement

Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary or the Treasurer.

  "Rights of Use" has the meaning set forth in Section 2.2 of the Support
   -------------                               -----------
Agreement.

  "Sale Deposit" has the meaning set forth in Section 4.5(a) of the Lease.
   ------------                               --------------

  "Sale Deposit Escrow Agreement" has the meaning set forth in Section 4.5(a) of
   -----------------------------                               --------------
the Lease.

  "Sale Option" has the meaning specified in Section 4.3 of the Lease.
   -----------                               -----------

  "Sale Option Purchaser" has the meaning set forth in Section 2.1 of the
   ---------------------                               -----------
Support Agreement.

  "SEC" means the United States Securities and Exchange Commission.
   ---

  "Securities Act" means the Securities Act of 1933.
   --------------

  "Security Agreement" means the Security Agreement and Assignment of Lease,
   ------------------
dated the date of the Participation Agreement, between Borrower and Administrative Agent, substantially in the form of Exhibit K to the
                                                   ---------
Participation Agreement.

  "Settlement Actions" has the meaning set forth in Section 6.2 of the Trust
   ------------------                               -----------
Agreement.

  "Southwest FCL" has the meaning set forth in the Recitals of to the
   -------------
Participation Agreement.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Stated Maturity" means, with respect to any Note or Certificate, the date
   ---------------
specified in such Note or Certificate as the fixed date on which the principal of such Note or the Certificate Purchaser Amount of such Certificate shall be due and payable.

  "Subsidiary" means for any Person (herein referred to as the "parent"), any
   ----------
corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled, or held, (b) which is, at the time any determination is made, otherwise Controlled by the parent and/or one or more Subsidiaries of the parent, or (c) for purposes of the definition of "Indirect Beneficial Ownership Interest" of which securities or any other ownership interests are, at the time any determination is being made, owned, controlled or held.

"Supplemental Funding" has the meaning set forth in Section 2.11(a) of the
 --------------------                               ---------------
Participation Agreement.

  "Supplemental Rent" means any and all amounts, liabilities and obligations
   -----------------
other than Base Rent which Lessee assumes or agrees or is otherwise obligated or designated to pay under the Lease or any other Operative Document (whether or not designated as Supplemental Rent) to Certificate Trustee, Administrative Agent, the Certificate Purchasers, the Lenders or any other Person, including Additional Costs, indemnities and damages for breach of any covenants, representations, warranties or agreements.

  "Support Agreement" means the Support Agreement, dated the date of the
   -----------------
Participation Agreement, between Lessee and Certificate Trustee, substantially in the form of Exhibit G to the Participation Agreement.
               ---------

  "Support Items" has the meaning set forth in Section 2.3 of the Support
   -------------                               -----------
Agreement.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Support Rights" means all Access Rights, Rights of Use, Support Items and
   --------------
Governmental Approvals granted pursuant to Article 2 of the Support Agreement.
                                           ---------

  "Surviving Company" has the meaning set forth in Section 5.2(a) of the
   -----------------                               --------------
Participation Agreement.

  "System" means an integrated assembly of Equipment that is economically
   ------
operable, in conjunction with the related Support Rights, as a discrete revenue-producing unit for telephone, data transmission, video or other communications or other data transmissions purposes at, within or among one or more Designated Locations, and which forms all, or a component part, of a MAN or an FCL.

  "Taxes" and "Tax" mean any and all fees (including documentation, recording,
   -----       ---
license and registration fees), taxes (including income (whether net, gross or adjusted gross), franchise, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto.

  "Transaction Costs" means transaction costs and expenses incurred (a) by the
   -----------------
Arranger, Certificate Trustee, Administrative Agent, Information Agent and the Participants in connection with the consummation and closing of the transactions contemplated by the Operative Documents, and the preparation, negotiation, execution and delivery of the Operative Documents, including (1) subject to a maximum of $275,000, the reasonable fees and expenses of Mayer, Brown & Platt, or any other firm which is the primary special counsel to the Participants through the Document Closing Date, (2) the reasonable legal fees and expenses of Mayer, Brown & Platt, or any other firm which is the primary special counsel to the Participants incurred after the Document Closing Date; (3) the reasonable fees and expenses of regulatory counsel

                                                                Appendix 1 to
                                                         Participation Agreement

(which shall be selected by Information Agent after consultation with Lessee) in connection with FERC or state public utility commission hearings arising out of the Overall Transaction; (4) the ongoing fees and reasonable expenses of Certificate Trustee and its special counsel; (5) all appraisal fees and reasonable expenses; and (6) all fees, costs and expenses of Administrative Agent, subject to the letter agreement dated December 21, 1994, and, (b) subject to a maximum of $300,000, by Lessee and Guarantor in connection with the consummation and closing of the transactions contemplated by the Operative Documents, and the preparation, negotiation, execution and delivery of the Operative Documents.

  "Trust" means the trust created by the Trust Agreement.
   -----

  "Trust Agreement" means the Trust Agreement (Electric Lightwave, Inc. Trust
   ---------------
No. 1995-A), dated the date of the Participation Agreement, among Certificate Trustee and the Certificate Purchasers, substantially in the form of Exhibit F
                                                                     ---------
to the Participation Agreement.

  "Trust Estate" means all estate, right, title and interest of Certificate
   ------------
Trustee in, to and under the Systems and related Equipment, the Trust Agreement, the Lease, and all of the other Operative Documents, including (i) all amounts (other than Excluded Amounts) of Rent and other payments due or to become due of any kind for or with respect to the Systems and related Equipment or payable under any of the foregoing, (ii) any or all payments or proceeds received by Certificate Trustee after the termination of the Lease with respect to the Systems and related Equipment as the result of the sale, lease or other disposition thereof and (iii) proceeds of the Loans and the investments in the Certificates, together with any other moneys, proceeds or property at any time received by Certificate Trustee under or in connection with the Operative Documents.

  "UCC" means the Uniform Commercial Code of New York or any other applicable
   ---
jurisdiction.

                                                                Appendix 1 to
                                                         Participation Agreement

  "Yield" means, during the Lease Term with respect to each Interest Period, the
   -----
product of (a) the applicable Yield Rate payable from time to time and (b) the aggregate Certificate Purchaser Amounts outstanding.

  "Yield Rate" means, with respect to each Interest Period, the applicable
   ----------
interest rate payable from time to time on the Certificates, which interest rate shall be (a) for an Interest Period for which a LIBO Rate Loan is made, the interest rate per annum equal to (i) the Blended Rate Differential, as defined below, plus (ii) the Applicable Index Rate, or (b) for an Interest Period for which an Alternate Base Rate Loan is made, the Alternate Base Rate.

For purposes of the foregoing calculation, the "Blended Rate Differential" shall
                                                -------------------------
mean, for any Interest Period for which a LIBO Rate Loan is made, with reference to any Applicable Margin set forth below in effect as of the date of determination, the interest rate per annum which would cause the total of all interest and Yield payable during such Interest Period on the total outstanding principal amount of such LIBO Rate Loan and the aggregate related Certificate Purchaser Amounts to equal the product of (A) the sum of the then outstanding principal balance of such LIBO Rate Loan and the aggregate related Certificate Purchaser Amounts and (B) the Applicable Index Rate plus the Blended Margin (expressed as a per annum interest rate) set forth below opposite such Applicable Margin:

        Applicable Margin                    Blended Margin
        -----------------                    --------------

                        0.2425%                                 0.25%
                        0.4425%                                 0.45%
                        0.9925%                                 1.00%

                                                                   Appendix 2 to
                                                         Participation Agreement


                                  APPENDIX 2
                                      to
                            Participation Agreement
                            -----------------------
                  (Electric Lightwave Inc. Trust No. 1995-A)

                 CONDITIONS PRECEDENT TO DOCUMENT CLOSING DATE


  (a)  Authorization, Execution and Delivery of Documents; No Default.  The
       --------------------------------------------------------------
Participation Agreement, the Lease, the Construction Agency Agreement, the Guaranty, the Trust Agreement, the Loan Agreement, the Notes and the Certificates and each other Operative Document shall have been duly authorized, executed and delivered by each of the parties thereto, shall (to the extent the form and substance thereof shall not be prescribed hereby) be in form and substance satisfactory to such parties and an executed counterpart of each thereof shall have been delivered to each of the Certificate Purchasers, Certificate Trustee, the Lenders and Administrative Agent. Each Lender shall have received an original, duly executed Note registered in such Lender's name, and each Certificate Purchaser shall have received an original, duly executed Certificate registered in such Certificate Purchaser's name. Each of the Participation Agreement, the Lease, the Construction Agency Agreement, the Guaranty, the Trust Agreement, the Loan Agreement, the Notes and the Certificates shall be in full force and effect as to all other parties and no Lease Default or Lease Event of Default shall have occurred or be continuing.

  (b)  Litigation.  No action or proceeding shall have been instituted or
       ----------
threatened nor shall any Governmental Approval be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Agreement, any other Operative Document or the Overall

                                                                   Appendix 2 to
                                                         Participation Agreement


Transaction or which is reasonably likely, in the sole opinion of the Required Entities, to have a Material Adverse Effect.

  (c)  Legality, etc.  In the opinion of each Participant or its counsel, the
       -------------
transactions contemplated by the Operative Documents shall not violate any Applicable Laws and no change shall have occurred or been proposed in Applicable Laws that would make it uneconomic or illegal for any party to any Operative Document to participate in any of the transactions contemplated by the Operative Documents or otherwise would prohibit the consummation of any transaction contemplated by the Operative Documents or expand the duties, obligations and risks of such Participant.

(d)  Governmental and Other Approvals.  All necessary (or, in the reasonable
     --------------------------------
     opinion of Certificate Trustee, the Required Entities, Administrative Agent or any of their respective counsel, advisable) Governmental Approvals, in each case required by any Applicable Laws, and other required third party approvals, including (i) a final, nonappealable order of the Federal Energy Regulatory Commission approving the Guaranty and (ii) either (A) approvals of the state public utility commissions in each State in which all or any part of a System will be located or (B) opinions of local regulatory counsel in each such State to the effect that no such approval is required, shall have been obtained or made and be in full force and effect.

(e)  Requirements of Law.  In the reasonable opinion of Lessor, the Information
     -------------------
     Agent and their respective counsel, the transactions contemplated by the Operative Documents do not and will not violate in any Applicable Laws and do not and will not subject Lessor, any Certificate Purchaser, either Agent or any Lender to any adverse regulatory prohibitions or constraints.

  (f)  Opinions.  The following opinions, each dated the Document Closing Date,
       --------
substantially in the form set forth in the Exhibit noted below, and containing such other matters as the

                                                                   Appendix 2 to
                                                         Participation Agreement

parties to whom they are addressed shall reasonably request, shall have been delivered and addressed to each of Certificate Trustee, the Certificate Purchasers, Administrative Agent and the Lenders:

               (i) the opinion of Boulanger, Hicks, Stein & Churchill, counsel for Lessee (Exhibit H-1/H-2);
                 ---------------

               (ii) the opinion of internal counsel for Lessee (Exhibit H-1/H-
                                                                -------------
     2);

               (iii) the opinion of Shipman & Goodwin, special counsel for Certificate Trustee (Exhibit H-3); and
                          -----------

               (iv) the opinion of Boulanger, Hicks, Stein & Churchill, counsel for Guarantor (Exhibit H-5)).
                    -------------

               (g)  Corporate Status and Proceedings. On or prior to the
                    --------------------------------
     Document Closing Date, each of the Participants, Certificate Trustee and Administrative Agent shall have received:

                (i) certificates of existence and good standing with respect to each of Lessee and Guarantor from (A) the Secretary of the State of the State of Delaware and (B) the Secretary of State of each State in which all or any part of any System is located, each dated no earlier than the 10th day prior to the Document Closing Date;

                (ii) copies of each of Lessee's and Guarantor's certificate of incorporation, certified by the Secretary of State of the State of Delaware no earlier than the 10th day prior to the Document Closing Date; and

                (ii) with respect to Lessee and Guarantor, an Officer's Certificate substantially in the form of Exhibits I-1 and I-2,
                                              --------------------
     respectively, dated the Document Closing Date, with respect to such Person's governing documents, resolutions

                                                                   Appendix 2 to
                                                         Participation Agreement


     and incumbent officers, representations and warranties and absence of defaults.

                (h) No Material Adverse Effect. There shall not have occurred
                    --------------------------
any Material Adverse Effect.

                (i)  Certificate Trustee Officer's Certificate. Each Participant
                     -----------------------------------------
and Administrative Agent shall have received (x) a certificate of the Secretary or Assistant Secretary of Certificate Trustee attaching and certifying as to (i) the corporate authority for the execution, delivery and performance by Certificate Trustee of each Operative Document to which it is or will be a party, (ii) its organizational documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of Certificate Trustee, and (y) a good standing certificate from the appropriate Governmental Authority as to Certificate Trustee's good standing.

                (j)  Arrangement Fee. Lessee shall have paid the Arrangement Fee
                     ---------------
to BA Leasing & Capital Corporation.

                (k)  UCC Filings. All required UCC filings shall have been made
                     -----------
sufficient to perfect Administrative Agent's security interest in the Collateral.

                (l)  Lease Supplements. Lessee and Lessor shall have executed
                     -----------------
and delivered a separate Lease Supplement with regard to each group of Systems to be leased under the Lease that will comprise part or all of a single MAN or the Southwest FCL.

                (m)  Letter Agreements. In the opinion of Administrative Agent,
                     -----------------
all appropriate letter agreements between the parties to the Participation Agreement shall have been executed by and delivered to the appropriate parties.

                                                                   Appendix 2 to
                                                         Participation Agreement


                (n)  Purchase Order Assignment. Administrative Agent shall have
                     -------------------------
received, with sufficient counterpart originals for Certificate Trustee, Information Agent and each Participant, a Purchase Order Assignment, fully executed by the Construction Agent and Lessor.

                (o)  Insurance. Administrative Agent shall have received
                     ---------
certificates of insurance conforming with the requirements of Section 9.1 of the
                                                              -----------
Lease.

                (p)  Other Documents. Participants shall have received such
                     ---------------
other documents as they may reasonably require.

All documents and instruments required to be delivered on the Document Closing Date shall be delivered at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019-5820, or at such other location as may be determined by Certificate Trustee, Administrative Agent and Lessee.

================================================================================


                                   GUARANTY

                          dated as of April 28, 1995



                                      of



                          CITIZENS UTILITIES COMPANY



                                  in favor of



                           SHAWMUT BANK CONNECTICUT,
                             NATIONAL ASSOCIATION,

                        individually and as Certificate
                       Trustee and Administrative Agent

                                      and

                       BA LEASING & CAPITAL CORPORATION,

                              individually and as


                               Information Agent

                                      and

                              OTHER BENEFICIARIES



================================================================================

                               TABLE OF CONTENTS
                           -------------------------


                                                     Page
                                                     ----

SECTION 1.  Guaranty..................................  2

SECTION 2.  Guarantor's Obligations Unconditional.....  3

SECTION 3.  Waiver and Agreement......................  5

SECTION 4.  Waiver of Subrogation.....................  6

SECTION 5.  Rights of the Beneficiaries...............  7

SECTION 6.  Term of Guaranty..........................  7

SECTION 7.  Further Assurances........................  7

SECTION 8.  Notices, etc..............................  7

SECTION 9.  Amendments, etc...........................  7

SECTION 10.  Severability.............................  7

SECTION 11.  Choice of Law............................  7

SECTION 12.  Successors and Assigns...................  8

SECTION 13.  Table of Contents........................  8

                                                            Guaranty


                                 GUARANTY
                                 --------



  This GUARANTY (the "Guaranty"), dated as of April 28, 1995, of CITIZENS
                      --------
UTILITIES COMPANY, a Delaware corporation (the "Guarantor"), is made in favor of
                                                ---------
the Beneficiaries, as such term is defined in Appendix 1 to that certain Participation Agreement (Electric Lightwave, Inc. Trust No. 1995-A), dated as of April 28, 1995, among Electric Lightwave, Inc., a Delaware corporation

("Lessee"), Certificate Trustee, the Agents, the Guarantor and the Lenders and
  ------
Certificate Purchasers identified therein. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Participation Agreement, unless the context otherwise requires.

  WHEREAS, Guarantor is the beneficial owner of all of the issued and outstanding capital stock of Lessee;

  WHEREAS, pursuant to the Lease, the Construction Agency Agreement and the Participation Agreement, Certificate Trustee has agreed to lease the Systems referred to therein to Lessee after the construction thereof is completed, and Lessee has agreed to lease the Systems at such time from Certificate Trustee;

  WHEREAS, pursuant to the Construction Agency Agreement, Construction Agent has agreed to construct the Systems;

  WHEREAS, pursuant to the Loan Agreement, Lenders have agreed to fund ninety-seven percent (97%) of the costs of the construction of the Systems, including the costs of purchasing and installing the related Equipment, and, pursuant to the Trust Agreement, Certificate Purchasers have agreed to fund three percent (3%) of such costs;

  WHEREAS, Lenders and Certificate Purchasers are unwilling to enter into the transactions contemplated by the Participation Agreement, Shawmut Bank Connecticut, National Association is unwilling to accept its appointment as Certificate Trustee and Administrative Agent set forth in the Trust Agreement and the

                                                                        Guaranty


Participation Agreement, respectively, and BA Leasing & Capital Corporation is unwilling to accept its appointment as Information Agent, unless Guarantor executes this Guaranty, and as a material and necessary inducement to the Lenders, the Certificate Purchasers and the Agents, Guarantor is entering into this Guaranty and the guaranty provided for herein; and

  WHEREAS, it is in the best interest of Guarantor to execute this Guaranty inasmuch as Guarantor will derive substantial direct and indirect economic benefits from the transactions contemplated by the Participation Agreement;

  NOW, THEREFORE, Guarantor covenants and agrees as follows:

  SECTION 1.  Guaranty.  Guarantor hereby unconditionally and irrevocably
              --------
guarantees to each Beneficiary as their respective interests may appear: (a) the due, punctual and full payment by Lessee of all amounts (including, without limitation, amounts payable as damages in case of default) to be paid by Lessee pursuant to the Construction Agency Agreement, the Lease, the Participation Agreement and any other Operative Documents to which Lessee is or is to be a party, whether such obligations now exist or arise hereafter, as and when the same shall become due and payable, in accordance with the terms thereof; and (b) the due, prompt and faithful performance of, and compliance with, all other obligations, covenants, terms, conditions and undertakings of Lessee contained in the Construction Agency Agreement, the Lease, the Participation Agreement or any other Operative Document to which Lessee is or is to be a party in accordance with the terms thereof (such obligations referred to in clauses (a)
                                                                   -----------
and (b) above being hereinafter called the "Obligations").  Guarantor further
    ---                                     -----------
agrees to pay any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) that may be paid or incurred by any Beneficiary in collecting any Obligations and/or in preserving or enforcing any rights under this Guaranty or under the Obligations.

  The Guaranty is an unconditional and irrevocable guaranty of payment, performance and compliance and not of collectability, is in no way conditioned or contingent upon any attempt to collect

                                                                        Guaranty

from or enforce performance or compliance by Lessee, and shall be binding upon and against Guarantor without regard to the validity or enforceability of the Construction Agency Agreement, the Lease, the Participation Agreement or any other Operative Document.

  If for any reason whatsoever Lessee shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable or to perform or comply with any such obligation, covenant, term, condition or undertaking, Guarantor will immediately pay or cause to be paid such amounts to the Person or Persons entitled to receive the same (according to their respective interests) under the terms of the Operative Documents, as appropriate, or perform or comply with any such obligation, covenant, term, condition or undertaking or cause the same to be performed or complied with, together with interest on any amount due and owing from the date the same shall have become due and payable to the date of payment.


  SECTION 2.  Guarantor's Obligations Unconditional.  The covenants and
              -------------------------------------
agreements of Guarantor set forth in this Guaranty shall be primary obligations of Guarantor, and such obligations shall be continuing, absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment or reduction or defense available to a surety or guarantor (other than full and strict compliance by Guarantor with its expressed obligations hereunder and under the Participation Agreement or by Lessee under the Operative Documents to which it is a party), whether based upon any claim that Lessee, Guarantor, or any other Person may have against any Beneficiary or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not Guarantor or Lessee shall have any knowledge or notice thereof) including, without limitation:

     (a) any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Obligations, including a change in the amount of Rent, or any Operative Document or any of the agreements

                                                                        Guaranty


          referred to in any thereof, or any other instrument or agreement applicable to any Operative Document or any of the parties to such agreements, or to the Equipment, or any assignment, mortgage or transfer thereof or of any interest therein, or any furnishing or acceptance of additional security for, guaranty of or right of offset with respect to, any of the Obligations; or the failure of any security or the failure of any Beneficiary to perfect or insure any interest in any collateral (Guarantor acknowledges that the Beneficiaries do not intend to have a perfected security interest in the Equipment);

     (b) any failure, omission or delay on the part of Lessee to conform or comply with any term of any instrument or agreement referred to in clause (a) above;
          ----------

     (c) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guaranty, right of offset or security referred to in clause
                                                                          ------
          (a) above or any obligation or liability of Lessee or any Beneficiary,
          ---
          or any exercise or non-exercise by any Beneficiary of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guaranty, right of offset or security or any such obligation or liability;

     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Lessee, or any of its properties or creditors, the imposition of any stay or injunction in connection with any such proceeding, including the automatic stay imposed by '362(a) of the Bankruptcy Code, or any action taken by any trustee or receiver or by any court in any such proceeding;

     (e) any limitation on the liability or obligations of any Person under the Lease or any other Operative Document, the Obligations, any collateral security for the

                                                                        Guaranty


          Obligations or any other guaranty of the Obligations
          or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing, or any other agreement, instrument, guaranty or security referred to in clause (a) above or any term of any thereof;
                                  ----------

     (f) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of the Systems or Equipment subject to a Lease Supplement by Lessee or any other Person for any reason whatsoever (including, without limitation, any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of a lease), whether or not resulting from accident and whether or not without fault on the part of Lessee or any other Person;

     (g) any merger or consolidation of Lessee (or any sublessee or assignee) or Guarantor into or with any other Person or any sale, lease or transfer of any of the assets of Lessee or Guarantor to any other Person;

     (h) any change in the ownership of any shares of capital stock of Lessee or any corporate change in Lessee; or

     (i) any other occurrence or circumstance which is similar to the foregoing, and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety.

  The obligations of Guarantor set forth herein constitute the full recourse obligations of Guarantor, enforceable against it to the full extent of all its assets and properties.

                                                                        Guaranty

  SECTION 3.  Waiver and Agreement.  Guarantor waives any and all notice of the
              --------------------
creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantor unconditionally waives, to the extent permitted by law: (a) acceptance of this Guaranty and proof of reliance by any Beneficiary hereon; (b) notice of any of the matters referred to in Section 2, or any right to consent
                                            ---------
or assent to any thereof; (c) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including without limitation, any demand, presentment, protest, proof or notice of nonpayment under the Construction Agency Agreement, the Lease, the Participation Agreement or any other Operative Document (other than notice of legal proceedings against Guarantor; provided, that the filing of
                                                    --------
any suit against Guarantor in accordance with Applicable Laws and rules of court shall be deemed to constitute such notice), and notice of default or any failure on the part of Lessee to perform and comply with any covenant, agreement, term or condition of the Construction Agency Agreement, the Lease, the Participation Agreement or any other Operative Document; (d) any right to the enforcement, assertion or exercise against Lessee of any right, power, privilege or remedy conferred in the Construction Agency Agreement, the Lease, the Participation Agreement or any other Operative Document or otherwise; (e) any requirement of diligence on the part of any Person; (f) any requirement of any Beneficiary to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default by any Person under the Construction Agency Agreement, the Lease, the Participation Agreement, or any other Operative Document; (g) any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in the Construction Agency Agreement, the Lease, the Participation Agreement, any other Operative Document or the Collateral; (h) any circumstance similar to the foregoing which might otherwise limit recourse against Guarantor by any Beneficiary, and (i) any other

                                                                        Guaranty


circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety.

  Guarantor agrees that this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Lessee is rescinded or must be otherwise restored by any of the Beneficiaries, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

  Guarantor further agrees that, without limiting the generality of this Guaranty, if a Lease Event of Default shall have occurred and be continuing and Certificate Trustee is prevented by Applicable Laws, including, without limitation, the imposition of an automatic stay under Section 312(a) of the Bankruptcy Code or the imposition of an injunction under Section 105 of the Bankruptcy Code, from exercising its remedies under the Lease, Certificate Trustee shall be entitled to receive hereunder from Guarantor, upon demand therefor, the sums which would have otherwise been due from Lessee had such remedies been exercised.

  SECTION 4.  Waiver of Subrogation.  Guarantor hereby irrevocably waives any
              ---------------------
claim or other rights which it may now or hereafter acquire against Lessee that arise from the existence, payment, performance or enforcement of Guarantor's obligations under this Guaranty or any other Operative Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Beneficiaries against Lessee or any Collateral which Administrative Agent or Certificate Trustee now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from Lessee, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to Guarantor in violation of the preceding sentence and the Obligations shall not have been indefeasibly paid in cash, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for, the Beneficiaries, and shall forthwith be paid to Certificate Trustee to be credited and applied pursuant to the terms of the Participation Agreement and

                                                                        Guaranty


the Lease. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Participation Agreement and that the waiver set forth in this Section 4 is knowingly made in
                                                ---------
contemplation of such benefits. Guarantor hereby absolutely, unconditionally and irrevocably waives and agrees not to assert or take advantage of any defense based upon an election of remedies by Certificate Trustee, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or impairs any right of subrogation of Guarantor or the right of Guarantor to proceed against any Person for reimbursement or both.

  SECTION 5.  Rights of the Beneficiaries.  This Guaranty is made for the
              ---------------------------
benefit of, and shall be enforceable by, each Beneficiary as its interest may appear.

  SECTION 6.  Term of Guaranty.  This Guaranty and all guaranties, covenants and
              ----------------
agreements of Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all the Obligations shall be indefeasibly paid in full in cash and all the agreements of Lessee and Guarantor hereunder and under Construction Agency Agreement, the Lease, the Participation Agreement and the other Operative Documents shall have been duly performed. If, as a result of any bankruptcy, dissolution, reorganization, insolvency, arrangement or liquidation proceedings (or proceedings similar in purpose or effect), or if for any other reason any payment received by any Beneficiary in respect of the Obligations is rescinded or must be returned by such Beneficiary, this Guaranty shall continue to be effective as if such payment had not been made and, in any event, as provided in the preceding sentence.

  SECTION 7.   Further Assurances.  Guarantor hereby agrees to execute and
               ------------------
deliver all such instruments and take all such action as Administrative Agent or any other Beneficiary may from time to time reasonably request in order to fully effectuate the purposes of this Guaranty.

  SECTION 8.  Notices, etc.  All notices, demands, requests, consents, approvals
              -------------
and other instruments hereunder shall be in

                                                                        Guaranty

writing and shall be deemed to have been properly given if given as provided for in Section 9.3 of the Participation Agreement.

  SECTION 9.  Amendments, etc.  No amendment to or waiver of any provision of
              ----------------
this Guaranty, nor consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

  SECTION 10.  Severability.  In case any provisions of this Guaranty or any
               ------------
application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and statements and any other application thereof shall not in any way be affected or impaired thereby. To the extent permitted by law, Guarantor hereby waives any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

  SECTION 11.  Choice of Law.  THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED
               -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.


  SECTION 12.  Successors and Assigns.  This Guaranty shall be binding upon
               ----------------------
Guarantor and its successors, transferees and assigns and inure to the benefit of and be enforceable by the respective successors, transferees, and assigns of the Beneficiaries, provided, however, that Guarantor may not delegate any of its
                   --------  -------
obligations hereunder without the prior written consent of Administrative Agent, each Lender and each Certificate Purchaser.

  SECTION 13.  Table of Contents.  The table of contents and headings in this
               -----------------
Guaranty are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

                           [signature page follows]

                                                            Guaranty


     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the date first above written.

                         CITIZENS UTILITIES COMPANY



                         By:
                            ------------------------------------------
                         Name:   Robert J. DeSantis
                         Title:  Vice President and Treasurer

================================================================================



                         CONSTRUCTION AGENCY AGREEMENT

                          dated as of April 28, 1995


                                    between


                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
                        not in its individual capacity
                       but solely as Certificate Trustee



                                      and



                           ELECTRIC LIGHTWAVE, INC.,
                             as Construction Agent

                                                   Construction Agency Agreement

                               TABLE OF CONTENTS

                                                                         Page

ARTICLE I                    DEFINITIONS

     1.1. Defined Terms.................................................  2

ARTICLE II APPOINTMENT OF CONSTRUCTION AGENT

     2.1. Appointment...................................................  2
     2.2. Acceptance; Construction......................................  2
     2.3. Commencement of Construction..................................  2
     2.4. Application to this Agreement.................................  2
     2.5. Term..........................................................  3
     2.6. Delegation; Construction Documents............................  3
     2.7. Scope of Authority............................................  3
     2.8. Covenants of Construction Agent...............................  4

ARTICLE III THE SYSTEMS

     3.1. Construction..................................................  5
     3.2. Casualty, Condemnation and Events of Force Majeure............  5

ARTICLE IV PAYMENT OF FUNDS

     4.1. Funding of Construction Costs.................................  5

ARTICLE V CONSTRUCTION AGENCY EVENTS OF DEFAULT

     5.1. Construction Agency Events of Default.........................  7
     5.2. Survival......................................................  8
     5.3. Remedies; Remedies Cumulative.................................  8

ARTICLE VI NO CONSTRUCTION AGENCY FEE

     6.1.  Lease as Fulfillment of Certificate Trustee's
           Obligations..................................................  8

                                                   Construction Agency Agreement

ARTICLE VII CERTIFICATE TRUSTEE'S RIGHTS; CONSTRUCTION
            AGENT'S RIGHTS

     7.1.   Exercise of Certificate Trustee's Rights....................  9
     7.2.   Certificate Trustee's Right to Cure Construction
            Agent's Defaults............................................  9
     7.3.   No Certificate Trustee Consent or Liability.................  9

                                                   Construction Agency Agreement

ARTICLE IX MISCELLANEOUS

     8.1. Notices........................................................ 10
     8.2. Successors and Assigns......................................... 10
     8.3. GOVERNING LAW.................................................. 10
     8.4. Amendments and Waivers......................................... 10
     8.5. Counterparts................................................... 10
     8.6. Severability................................................... 10
     8.7. Headings and Table of Contents................................. 11
     8.8. Limitations on Recourse........................................ 11
     8.9. Knowledge of Certificate Trustee and Bank...................... 11

                                                   Construction Agency Agreement

                         CONSTRUCTION AGENCY AGREEMENT
                         -----------------------------



  THIS CONSTRUCTION AGENCY AGREEMENT, dated as of April 28, 1995 (this

"Agreement"), is entered into between SHAWMUT BANK CONNECTICUT, NATIONAL
----------
ASSOCIATION, not in its individual capacity but solely as Certificate Trustee

("Certificate Trustee"), and ELECTRIC LIGHTWAVE, INC., a Delaware corporation
---------------------
(in its capacity as construction agent, "Construction Agent").
                                         ------------------


                             PRELIMINARY STATEMENT

  A. Electric Lightwave, Inc., as Lessee, and Certificate Trustee, as Lessor, are parties to that certain Lease, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time pursuant thereto, the

"Lease"), pursuant to which Lessee has agreed to lease from Certificate Trustee,
------
and Certificate Trustee has agreed to lease to Lessee, certain Systems and Equipment.

  B. Certificate Trustee and Lessee are also parties to that certain Participation Agreement (Electric Lightwave, Inc. Trust No. 1995-A), dated of even date herewith (as amended, supplemented or otherwise modified, the

"Participation Agreement"), among Certificate Trustee, Electric Lightwave, Inc.,
------------------------
as Lessee and as Construction Agent, Shawmut Bank Connecticut, National Association, as Certificate Trustee and Administrative Agent, the Lenders and the Certificate Purchasers identified therein, BA Leasing & Capital Corporation, as Information Agent, and Citizens Utilities Company, as Guarantor.

  C. In accordance with the terms and conditions hereof and pursuant to the Participation Agreement, (i) Certificate Trustee desires to appoint Construction Agent as its sole and exclusive agent for the construction of each System, and
(ii) Construction Agent desires, for the benefit of Certificate Trustee, to cause each System to be constructed.

                                                   Construction Agency Agreement

  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:



                                   ARTICLE I

                                  DEFINITIONS

  I.1.  Defined Terms.  Capitalized terms used but not otherwise defined in this
        -------------
Agreement shall have the meanings set forth in Appendix 1 to the Participation Agreement.


                                  ARTICLE II

                       APPOINTMENT OF CONSTRUCTION AGENT

  II.1.  Appointment.  Pursuant to and subject to the terms and conditions set
         -----------
forth herein and in the Participation Agreement and the other Operative Documents, Certificate Trustee hereby irrevocably designates and appoints Construction Agent as its exclusive agent for the construction of each System.

  II.2.  Acceptance; Construction.  Construction Agent hereby unconditionally
         ------------------------
and irrevocably accepts the designation and appointment as Construction Agent. Construction Agent will cause each System to be constructed so that at the end of the Construction Period (a) each System has the demonstrated capability of performing in Commercial Operation; (b) the equipment in each System is fully integrated and self-contained, (c) each component of a System is interrelated to the other components of such System in terms of economic useful life, function and design, and (d) each System is designed or intended for use in Commercial Operation by a Person (other than Lessee) as a separate and independent system which, in conjunction with the Support Rights, will permit the operation of each System in a commercially reasonable manner (collectively, the "Design
                                                               ------
Objectives").
----------

                                                   Construction Agency Agreement


  II.3.  Commencement of Construction.  Construction Agent hereby agrees,
         ----------------------------
unconditionally and for the benefit of Certificate Trustee, to commence construction of each System no later than April 1, 1996 or, if Construction Agent has extended the term hereof, April 1, 1998 (with respect to each System, the "Construction Commencement Date"). Without limiting the foregoing, no such
     ------------------------------
construction shall be undertaken until all required permits have been issued therefor.

  II.4.  Application to this Agreement.  In connection with the initial Advance
         -----------------------------
Request for each System, Construction Agent shall identify the location at which the System is to be constructed or completed and shall, among other things, acknowledge and agree that the construction and development of such System will be governed by the terms of this Agreement.

  II.5.  Term.  This Agreement shall commence on the date hereof and shall
         ----
terminate (the "Construction Agreement Termination Date") with respect to any
                ---------------------------------------
given System upon the first to occur of:

  (a)  the Lease Termination Date;

  (b)  termination of this Agreement pursuant to Article V; and
                                                 ---------
  (c) April 30, 1998 or, with respect to any System suffering an event of Force Majeure, the last day of the Construction Period with respect to that System.

  II.6.  Delegation; Construction Documents.  Construction Agent may execute any
         ----------------------------------
of its duties under this Agreement by or through agents, contractors, employees or attorneys-in-fact, and Construction Agent shall enter into such agreements with contractors, equipment suppliers and other parties as Construction Agent deems necessary or desirable for the construction of each System pursuant hereto (the "Construction Documents"); provided, however, that no such delegation shall
      ----------------------    --------  -------
limit or reduce in any way Construction Agent's duties and obligations under this Agreement.

                                                   Construction Agency Agreement


  II.7.  Scope of Authority.  (a)  Subject to the terms, conditions,
         ------------------
restrictions and limitations set forth in the Operative Documents, Certificate Trustee hereby expressly authorizes Construction Agent, or any agent or contractor of Construction Agent, and Construction Agent unconditionally agrees, for the benefit of Certificate Trustee, to take all action necessary or desirable for the performance and satisfaction of all of Construction Agent's obligations hereunder, including, without limitation:

  (i) performing all design and supervisory functions relating to the construction of each System and all engineering work related to the construction of each System;

  (ii) negotiating and entering into all Purchase Orders or arrangements to procure the Equipment necessary to construct each System on such terms and conditions as are customary and reasonable in light of local standards and practices; provided, that each such Purchase Order shall be assigned to the
           --------
Certificate Trustee pursuant to a Purchase Order Assignment;

  (iii) obtaining all necessary permits, licenses, consents, approvals and other authorizations, including those required under Applicable Laws, from all Governmental Authorities in connection with the development and construction of each System in accordance with the terms hereof and of the Participation Agreement;

  (iv) maintaining all books and records with respect to the construction, operation and management of each System; and

  (v) performing any other acts necessary in connection with the construction and development of each System in accordance with the terms hereof and of the Participation Agreement.

                                                   Construction Agency Agreement


  (b) Neither Construction Agent nor any of its Affiliates or agents shall enter into any contract which would, directly or indirectly, impose any liability or obligation on Certificate Trustee or any Participant.

  (c) Subject to the terms and conditions of this Agreement and the other Operative Documents, Construction Agent shall have sole management and control over the means, methods, sequences and procedures with respect to the construction of each System.

II.8.  Covenants of Construction Agent.  Construction Agent hereby covenants and
       -------------------------------
agrees that it will:

(a) following the Construction Commencement Date for each System, cause construction of such System to be prosecuted diligently without interruption and completed by the Construction Agreement Termination Date in accordance with (i) the Design Objectives for such System, (ii) good engineering and construction practices, (iii) all Applicable Laws, and (iv) the Insurance Requirements. Construction Agent's obligation under this

     Section 2.8(a) shall be absolute and unconditional, notwithstanding any
     --------------
     excess of the cost of construction of any System or Systems over the aggregate Commitments, the payment of which excess shall be the recourse obligation of Construction Agent;

(b) notify Certificate Trustee in writing not less than ten (10) Business Days after the occurrence of each event of Force Majeure;

(c) take all reasonable and practical steps to minimize the disruption of the construction process arising from events of Force Majeure;

(d) cause the Completion Date for each System to occur on or prior to the Commitment Termination Date, and cause all Liens (including, without limitation, Liens or claims for materials supplied or labor or services performed in connection with the construction of such System), other than Permitted Liens, to be discharged;

                                                   Construction Agency Agreement


(e) execute, prior to the completion of any System and without any consent of the Participants, any change order, modification or addition to any System to be built, so long as such change order, modification or addition does not materially and adversely affect the residual value, utility and expected economic useful life of such System or the MAN or the FCL of which it is a component, as built, in accordance with the Design Objectives; and

(f) at all times during the Construction Period, maintain for the benefit of Certificate Trustee all insurance required to be maintained during the Lease Term under Section 9.1 of the Lease.

                                  ARTICLE III

                                  THE SYSTEMS

  III.1.  Construction.   Construction Agent shall cause each System to be
          ------------
constructed, equipped, maintained and used in accordance with the Design Objectives and in compliance with all Applicable Laws and the Insurance Requirements.

  III.2.  Casualty, Condemnation and Events of Force Majeure.  If at any time
          --------------------------------------------------
prior to the Completion Date with respect to any System there occurs a Casualty or a Condemnation or Certificate Trustee or Construction Agent receives notice of a Condemnation, then, in each case, Construction Agent shall promptly and diligently complete the construction of such System in accordance with the Design Objectives and cause the Completion Date to occur on or prior to the last day of the Construction Period.

                                                   Construction Agency Agreement

                                  ARTICLE IV

                               PAYMENT OF FUNDS

  IV.1.  Funding of Construction Costs.  (a)  In connection with and during the
         -----------------------------
course of the construction of each System, Construction Agent may request that Certificate Trustee advance funds for the payment of the cost of constructing such System. Certificate Trustee will comply with such request to the extent provided for under, and subject to the conditions, restrictions and limitations contained in, the Participation Agreement. Construction Agent and Certificate Trustee acknowledge and agree that Construction Agent's right to request funds and Certificate Trustee's obligation to advance funds for the payment of construction costs is subject in all respects to the terms and conditions of the Participation Agreement and each of the other Operative Documents. Construction Agent's obligations hereunder shall not be limited or reduced by virtue of (i) any failure of Certificate Trustee to provide any funds, or (ii) any lack of funds of Construction Agent, except if such failure constitutes, or such lack of funds is caused by the failure of Certificate Trustee to provide any funds to Construction Agent which failure constitutes, a breach of Certificate Trustee's obligations under the Participation Agreement after all conditions to such funding shall have been duly and timely satisfied.

  (b) The proceeds of any funds made available to Certificate Trustee to pay construction costs shall be made available to Construction Agent in accordance with the Advance Request relating thereto, this Agreement and the Participation Agreement. To the extent that Advances made in order to fund the cost of construction of any System are paid into a deposit account maintained by Certificate Trustee, Construction Agent shall be granted a power of attorney to withdraw funds from such account in accordance with the terms of the Participation Agreement, including the requirement that all conditions precedent to the making of the relevant Advance to Lessee under the Participation Agreement shall be either satisfied or waived in writing before funds relating to such Advance may be withdrawn by the

                                                   Construction Agency Agreement


Construction Agent from such account, and Lessor shall not allow Construction Agent to withdraw funds from such account unless and until Lessor has received timely notice from the Administrative Agent that all conditions precedent to the making of the relevant advance to Lessee under the Lease have been either satisfied or waived in writing. Construction Agent will use all such proceeds only to pay or reimburse itself for the costs related to construction, including installation and internally allocated overheard properly allocable to the construction of a System in accordance with Construction Agent's then current accounting practices, as set forth in the Advance Request relating to such funds. If, for any reason, the aggregate cost, including Capitalized Interest and Capitalized Yield on the Notes and Certificates, respectively, to complete construction of all the Systems exceeds the sum of the then available Commitments, then all such costs (including such Capitalized Interest and Capitalized Yield) in excess of the available Commitments shall be borne by Construction Agent from its own funds.

                                   ARTICLE V

                     CONSTRUCTION AGENCY EVENTS OF DEFAULT

  V.1.  Construction Agency Events of Default.  If any one or more of the
        -------------------------------------
following events (each a "Construction Agency Event of Default") shall occur:
                          ------------------------------------

(a) Construction Agent shall fail to apply any funds paid by Certificate Trustee to Construction Agent (or withdrawn by Construction Agent from a deposit account maintained for such purpose by Certificate Trustee in the name of Certificate Trustee) for, or for reimbursement of itself for, the construction of any System to the payment of such construction costs in accordance with the terms hereof;

(b) the construction with respect to any System shall fail to commence for any reason on or prior to the Construction Commencement Date;

                                                   Construction Agency Agreement


(c) the Completion Date with respect to any System shall fail to occur for any reason on or prior to the last day of the Construction Period;

(d) Construction Agent shall fail to observe or perform any term, covenant or condition of this Agreement (except those specified in clauses (a) through
                                                            -----------
     (c) above), and such failure shall remain uncured for a period of thirty
     ---
     (30) days after receipt of notice thereof by Construction Agent; provided,
                                                                      --------
     however, no Construction Agency Event of Default shall be deemed to occur
     -------
     if such failure or breach cannot reasonably be cured within such period, so long as Construction Agent shall have promptly commenced the cure thereof within such thirty (30) day period, continues to act with diligence to cure such failure or breach and cures such failure or breach within ninety (90) days after receipt of the original notice of such failure or breach by Construction Agent; or

  (e)  any Lease Event of Default shall have occurred and be continuing;

then, in any such event, Certificate Trustee may, in addition to the other rights and remedies provided for in this Article V, (A) immediately terminate
                                         ---------
this Agreement as to any System or each and every System, separately, successively or concurrently (all in Certificate Trustee's sole discretion) by giving Construction Agent written notice of such termination, and upon the giving of such notice, this Agreement shall terminate as to such System or each and every System (as the case may be) and all rights of Construction Agent and all obligations of Certificate Trustee under this Agreement with respect to such System or each and every System (as the case may be) shall cease. Construction Agent shall pay upon demand all costs, expenses, losses, expenditures and damages (including, without limitation, attorneys' fees and the fees and expenses of any construction agent thereafter appointed by the Certificate Trustee from time to time) incurred by or on behalf of Certificate Trustee in connection with any Construction Agency Event of Default, and the obligations of the Construction Agent shall survive any termination of this Agreement.

                                                   Construction Agency Agreement


  With respect to any System as to which this Agreement shall be so terminated,
(i) the Construction Period for such System shall automatically terminate, in which event the Equipment in such System shall become subject to the Lease pursuant to Section 2.1 and Section 2.2 thereof, and (ii) Lessor and the Participants shall not be obligated to make any further Advances (including any Advances in respect of Capitalized Interest or Capitalized Yield) with respect to such System.

  V.2.  Survival.  The termination of this Agreement pursuant to Section 5.1
        --------                                                 -----------
shall in no event relieve Construction Agent of (i) its liability and obligations hereunder which accrued prior to such termination, all of which shall survive any such termination, or (ii) its liability under Section 2.8 or
                                                                -----------
7.2.
---

  V.3.  Remedies; Remedies Cumulative.  No failure to exercise and no delay in
        -----------------------------
exercising, on the part of Certificate Trustee, any right, remedy, power or privilege under this Agreement or under the other Operative Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                                                   Construction Agency Agreement


                                 ARTICLE VI

                          NO CONSTRUCTION AGENCY FEE

  VI.1.  Lease as Fulfillment of Certificate Trustee's Obligations  .  All
         ---------------------------------------------------------
obligations, duties and requirements imposed upon or allocated to Construction Agent hereunder shall be performed by Construction Agent at Construction Agent's sole cost and expense, and Construction Agent will not be entitled to receive, and Certificate Trustee shall have no obligation to pay, any agency fee or other fee or compensation, and Construction Agent shall not be entitled to receive, and Certificate Trustee shall have no obligation to make or pay, any reimbursement therefor, it being understood that this Agreement is being entered into as consideration for and as an inducement to Certificate Trustee and Construction Agent entering into the Lease and the other Operative Documents.


                                 ARTICLE VII

           CERTIFICATE TRUSTEE'S RIGHTS; CONSTRUCTION AGENT'S RIGHTS

  VII.1.  Exercise of Certificate Trustee's Rights  .  Construction Agent hereby
          ----------------------------------------
acknowledges and agrees that, subject to and in accordance with the terms of the assignment made by Certificate Trustee in favor of Administrative Agent pursuant to the Security Agreement, the rights and powers of Certificate Trustee under this Agreement have been assigned to and may be exercised by Administrative Agent. Construction Agent hereby consents to the assignment by Certificate Trustee to Administrative Agent of Certificate Trustee's right, title and interest in, to and under this Agreement pursuant to the Security Agreement.

  VII.2.  Certificate Trustee's Right to Cure Construction Agent's Defaults  .
          -----------------------------------------------------------------
Without waiving or releasing any obligation or Construction Agency Event of Default, Certificate Trustee may (but shall be under no obligation to) remedy any Construction Agency

                                                   Construction Agency Agreement


Event of Default for the account of and at the sole cost and expense of Construction Agent. Construction Agent shall pay, on demand, to Certificate Trustee all reasonable costs and expenses so incurred (including, without limitation, reasonable fees and expenses of counsel, together with interest thereon at the Overdue Rate from the date on which such costs or expenses are paid by Certificate Trustee).


  VII.3.  No Certificate Trustee Consent or Liability  .  Nothing contained in
          -------------------------------------------
this Agreement shall be construed as constituting the consent or request of the Certificate Trustee, express or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Equipment or any part thereof. NOTICE IS HEREBY GIVEN THAT NONE OF CERTIFICATE TRUSTEE, ANY CERTIFICATE PURCHASER, ANY LENDER OR ANY AGENT (OTHER THAN CONSTRUCTION AGENT) IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO CONSTRUCTION AGENT, OR TO ANYONE HOLDING THE EQUIPMENT OR ANY PART THEREOF THROUGH OR UNDER CONSTRUCTION AGENT, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF CERTIFICATE TRUSTEE, ANY CERTIFICATE PURCHASER, ANY LENDER, OR ANY AGENT (OTHER THAN CONSTRUCTION AGENT) IN AND TO THE EQUIPMENT.


                                 ARTICLE VIII

                                 MISCELLANEOUS

  VIII.1.  Notices.  All notices, consents, directions, approvals, instructions,
           -------
requests, demands and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing in the manner provided in, shall be sent to the respective addresses set forth in, and the effectiveness thereof shall be governed by the provisions of, Section 9.3 of the Participation Agreement.

                                                   Construction Agency Agreement


  VIII.2.  Successors and Assigns.  This Agreement shall be binding upon and
           ----------------------
inure to the benefit of Certificate Trustee, Construction Agent and their respective successors and assigns; provided, however, that Construction Agent
                                   --------  -------
shall not assign any of its rights or, except as permitted by Section 2.6,
                                                              -----------
delegate any of its duties or obligations under this Agreement without the prior written consent of Certificate Trustee and Administrative Agent, which consent may be granted or withheld in Certificate Trustee's and Administrative Agent's sole and absolute discretion.

  VIII.3.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
           -------------
PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

  VIII.4.  Amendments and Waivers.  Subject to Section 9.5 of the Participation
           ----------------------
Agreement, Certificate Trustee and Construction Agent may from time to time enter into written amendments, supplements or modifications hereto.

  VIII.5.  Counterparts.  This Agreement may be executed on any number of
           ------------
separate counterparts, and by different parties on different counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

  VIII.6.  Severability.  Any provision of this Agreement which is prohibited or
           ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

  VIII.7.  Headings and Table of Contents.  The headings and table of contents
           ------------------------------
contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                                                   Construction Agency Agreement


  VIII.8.  Limitations on Recourse.  The parties hereto agree that Bank shall
           -----------------------
have no personal liability whatsoever to Construction Agent or its successors and assigns for any claim based on or in respect of this Agreement or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that Bank shall be liable in
                                --------  -------
its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in its individual capacity in Section 4.3 of the Participation Agreement or from the failure of Bank to perform its covenants and agreements set forth in Section 6.2(a) of the Participation Agreement, or (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as Certificate Trustee as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) Bank shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of Bank to Construction Agent are solely nonrecourse obligations (with liability payable solely out of the Trust Estate) except to the extent that it has received payment from others; (iii) all such personal liability of Bank hereunder or under the other Operative Documents is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Bank; and (iv) this Agreement is executed and delivered by Bank solely in the exercise of the powers expressly conferred upon it as Certificate Trustee under the Trust Agreement.

  VIII.9.  Knowledge of Certificate Trustee and Bank.  For all purposes of this
           -----------------------------------------
Agreement and the other Operative Documents, in the absence of actual knowledge of an officer in the Corporate Trust Department of Bank, Certificate Trustee and Bank shall not be deemed to have knowledge of any Construction Agency Event of Default unless Certificate Trustee or Bank receives written notice thereof given by or on behalf of Administrative Agent or a Participant.

                                                   Construction Agency Agreement


  8.10.  Failure of Requisite Governmental Approvals.
         -------------------------------------------
If any System or Systems constructed hereunder and to be located in the State of Oregon may not be leased to Electric Lightwave, Inc. under the Lease without obtaining prior Governmental Approval or waivers, then, unless such Approvals or waivers have been obtained no later than the date such System or Systems are to be delivered and become subject to the Lease, Construction Agent shall purchase such System or Systems for Lessor's Cost upon completion of the System or Systems. Payment by Construction Agent shall be in immediately available funds and paid to the Certificate Trustee on the date of purchase.



                                 [signature page follows]

                                                   Construction Agency Agreement



  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ELECTRIC LIGHTWAVE, INC.



                              By: _______________________________
                              Name:  Robert J. DeSantis
                              Title:  Chief Financial Officer


                              SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Trustee


                              By:  _____________________________
                              Name:   Robert L. Reynolds
                              Title:  Vice President

================================================================================



                                     LEASE
                  (Electric Lightwave, Inc. Trust No. 1995-A)


                          Dated as of April 28, 1995


                                    between


                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
                   not in its individual capacity, except as
                    expressly stated herein, but solely as
                        Certificate Trustee, as Lessor,


                                      and


                      ELECTRIC LIGHTWAVE, INC., as Lessee



================================================================================

ALL RIGHT, TITLE AND INTEREST OF LESSOR UNDER THIS LEASE AND THE PROPERTY RIGHTS SUBJECT HERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT ("ADMINISTRATIVE AGENT"), UNDER THE SECURITY AGREEMENT, DATED AS OF APRIL 28,
  --------------------
1995, FOR THE BENEFIT OF THE ADMINISTRATIVE AGENT AND THE LENDERS AND CERTIFICATE PURCHASERS REFERRED TO IN SUCH SECURITY AGREEMENT. THIS LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES

CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL
CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE "ORIGINAL EXECUTED COUNTERPART NO. 1", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY ADMINISTRATIVE AGENT ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART NO. 1.

                               TABLE OF CONTENTS
                               -----------------

                                                                         PAGE

ARTICLE I            DEFINITIONS; LESSEE LIABILITY.....................     1

ARTICLE II           LEASE OF SYSTEMS; LEASE TERM......................     1

     SECTION 2.1.  Acceptance and Lease of Systems.....................     1
     SECTION 2.2.  Acceptance Procedure................................     1
     SECTION 2.3.  Lease Term and Lease Supplement Term................     2
     SECTION 2.4.  Lease Supplement Renewal............................     2

ARTICLE III          RENT..............................................     2

     SECTION 3.1.  Base Rent...........................................     2
     SECTION 3.2.  Supplemental Rent...................................     2
     SECTION 3.3.  Method and Amount of Payment........................     2
     SECTION 3.4.  Late Payment........................................     3
     SECTION 3.5.  Net Lease; No Setoff; Etc...........................     3

ARTICLE IV           RENEWAL OPTIONS; SALE, RETURN AND PURCHASE OPTIONS     5

     SECTION 4.1.  Renewal Terms.......................................     5
     SECTION 4.2.  Purchase Option.....................................     5
     SECTION 4.3.  Sale Option.........................................     6
     SECTION 4.4.  Exercise of Options.................................     6
     SECTION 4.5.  Sale Option Procedure...............................     7
     SECTION 4.6.  Return of Equipment.................................     9
     SECTION 4.7.  Completion of Systems...............................    10
     SECTION 4.8.  Failure of Lessee to Sell System....................    10

ARTICLE V            CONDITION OF EQUIPMENT; DISCLAIMER OF WARRANTIES..    12

     SECTION 5.1.  Waivers.............................................    12

ARTICLE VI           LIENS.............................................    13

     SECTION 6.1.  Liens...............................................    13
     SECTION 6.2.  No Lessor Consent or Liability......................    14

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                               TABLE OF CONTENTS
                               -----------------
                                  (continued)
                                                                         PAGE
                                                                         ----

ARTICLE VII          MAINTENANCE AND REPAIR; ALTERATIONS AND ADDITIONS.    14

     SECTION 7.1.  Maintenance and Repair; Compliance With Law.........    14
     SECTION 7.2.  Alterations.........................................    15
     SECTION 7.3.  Title to Alterations................................    16
     SECTION 7.4.  Maintenance and Repair Reports......................    17

ARTICLE VIII         USE...............................................    17

ARTICLE IX           INSURANCE.........................................    18

     SECTION 9.1.  Required Coverage...................................    18
     SECTION 9.2.  Delivery of Insurance Certificates..................    19

ARTICLE X            ASSIGNMENT AND SUBLEASING.........................    19

     SECTION 10.1.  Assignment and Subleasing..........................    19
     SECTION 10.2.  Release from Obligations...........................    20

ARTICLE XI           LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE.........    21

     SECTION 11.1.  Event of Taking....................................    21
     SECTION 11.2.  Application of Certain Payments Relating to
                     Condemnation......................................    22
     SECTION 11.3.  Event of Loss......................................    22
     SECTION 11.4.  Casualty...........................................    22
     SECTION 11.5.  [Intentionally Deleted]............................    23
     SECTION 11.6.  Other Dispositions.................................    23
     SECTION 11.7.  Negotiations.......................................    23
     SECTION 11.8.  No Rent Abatement..................................    23

ARTICLE XII          NON-INTERFERENCE..................................    24

     SECTION 12.1.  Non-Interference...................................    24
     SECTION 12.2.  Certain Duties and Responsibilities of Lessor......    24

ARTICLE XIII         INSPECTION AND REPORTS............................    24

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                               TABLE OF CONTENTS
                               -----------------
                                  (continued)
                                                                         PAGE
                                                                         ----

     SECTION 13.1.  Inspection.........................................    24
     SECTION 13.2.  Reports............................................    25

ARTICLE XIV

     [INTENTIONALLY DELETED]...........................................    25

ARTICLE XV           LEASE EVENTS OF DEFAULT...........................    25

ARTICLE XVI          ENFORCEMENT.......................................    27

     SECTION 16.1.  Remedies...........................................    27
     SECTION 16.2.  Sale of Systems....................................    28
     SECTION 16.3.  Application of Proceeds............................    28
     SECTION 16.4.  Power of Attorney..................................    29
     SECTION 16.5.  Remedies Cumulative; No Waiver; Consents...........    29

ARTICLE XVII         RIGHT TO PERFORM FOR LESSEE.......................    30

ARTICLE XVIII        MISCELLANEOUS.....................................    30

     SECTION 18.1.  Binding Effect; Successors and Assigns; Survival...    30
     SECTION 18.2.  Severability.......................................    30
     SECTION 18.3.  Notices............................................    31
     SECTION 18.4.  Amendment; Complete Agreements.....................    31
     SECTION 18.5.  Headings...........................................    31
     SECTION 18.6.  Original Lease.....................................    31
     SECTION 18.7.  GOVERNING LAW......................................    31
     SECTION 18.8.  Discharge of Lessee's Obligations by its Affiliates    32
     SECTION 18.9.  Liability of Trustee Limited.......................    32
     SECTION 18.10.  Estoppel Certificates.............................    32
     SECTION 18.11.  No Joint Venture..................................    33
     SECTION 18.12.  No Accord and Satisfaction........................    33
     SECTION 18.13.  Successor Lessor..................................    33
     SECTION 18.14.  Survival..........................................    34
     SECTION 18.15.  Transfer of Systems to Lessee.....................    34
     SECTION 18.16.  Enforcement of Certain Warranties.................    34
     SECTION 18.17.  Investment of Security Funds......................    35

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                               TABLE OF CONTENTS
                               -----------------
                                  (continued)
                                                                         PAGE
                                                                         ----

     EXHIBIT A       Form of Lease Supplement

                                                            Lease


  THIS LEASE dated as of April 28, 1995 (as amended, supplemented, or otherwise modified from time to time, this "Lease"), is between SHAWMUT BANK CONNECTICUT,
                                  -----
NATIONAL ASSOCIATION, not in its individual capacity, except as expressly stated herein, but solely as Certificate Trustee under the Trust Agreement, as Lessor ("Lessor"), and ELECTRIC LIGHTWAVE, INC., a Delaware corporation, as Lessee
  ------
("Lessee").
--------

  In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:


                                   ARTICLE I
                         DEFINITIONS; LESSEE LIABILITY
                         -----------------------------

  For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement (Electric Lightwave, Inc. Trust No. 1995-A) dated as of April 28, 1995, among Lessee, Lessor, the Certificate Purchasers and Lenders identified therein, Administrative Agent, Information Agent and Guarantor (the "Participation Agreement"). All obligations imposed on the "Lessee" in this
------------------------                                     ------
Lease shall be the full recourse liability of Lessee.


                                  ARTICLE II
                         LEASE OF SYSTEMS; LEASE TERM
                         ----------------------------

  SECTION II.1.  Acceptance and Lease of Systems.  On each Delivery Date,
                 -------------------------------
Lessor, subject to the satisfaction or waiver of the conditions set forth in
Article III of the Participation Agreement, hereby agrees to lease the Systems delivered on such Delivery Date to Lessee hereunder, and Lessee, subject to the satisfaction or waiver of the conditions set forth in Article III of the Participation Agreement, hereby agrees, expressly for the direct benefit of Lessor, to lease such Systems from Lessor for the applicable Lease Supplement Term.

                                                                        Lease

  SECTION II.2.  Acceptance Procedure.  Lessee hereby agrees that the execution
                 --------------------
and delivery by Lessee on each Delivery Date of a Certificate of Acceptance in the form of Exhibit M to the Participation Agreement (appropriately completed)
            ---------
shall, without further act, constitute the irrevocable acceptance by Lessee on behalf of Lessor of the Systems which are the subject thereof and the Lease Supplement referred to in the Certificate of Acceptance for all purposes of this Lease, such Lease Supplement and the other Operative Documents.

  SECTION II.3.  Lease Term and Lease Supplement Term.  The term of this Lease
                 ------------------------------------
(the "Lease Term") shall commence on the date of execution of this Lease by
      ----------
Lessor and Lessee, and shall expire on the Lease Termination Date. Unless earlier terminated, the term of each Lease Supplement shall consist of a base period, commencing on and including the initial Delivery Date with respect to such Lease Supplement and ending on, but not including, the third anniversary of such initial Delivery Date (the "Base Term") and one or more Renewal Terms, if
                                 ---------
exercised (collectively, the applicable "Lease Supplement Term").
                                         ---------------------
Notwithstanding anything to the contrary contained herein or in any other Operative Document, the term of this Lease and all Lease Supplements shall expire no later than April 30, 2002.

  SECTION II.4.  Lease Supplement Renewal.  Lessee may elect to renew any Lease
                 ------------------------
Supplement for one or more one-year renewal terms (each, a "Renewal Term") as
                                                            ------------
provided in Section 4.1 and in the applicable Lease Supplement; provided, that
            -----------                                         --------
no Renewal Term may extend beyond April 30, 2002.

                                                                        Lease
                                  ARTICLE III
                                     RENT
                                     ----

  SECTION III.1.  Base Rent.  During the Lease Term, Lessee shall pay to Lessor
                  ---------
Base Rent on each Payment Date determined in accordance with the definition of "Base Rent." During any Holdover Period, Lessee shall pay rent to Lessor from time to time on demand in an amount equal to the sum of (i) Base Rent (as determined in accordance with the definition thereof) during the Holdover Period plus (ii) $40,000 per day ("Holdover Rent") and Lessor shall apply the amounts
                            -------------
set forth in this clause (ii) from time to time paid by Lessee in reduction of
                  -----------
the Lease Balance.

  SECTION III.2.  Supplemental Rent.  Lessee shall pay to Lessor, or to whomever
                  -----------------
shall be entitled to payment thereof as expressly provided herein or in any other Operative Document (and Lessor hereby directs Lessee, on behalf of Lessor, so to pay any such other Person) any and all Supplemental Rent promptly as the same shall become due and payable, and, in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Base Rent. Lessee hereby reaffirms its obligation to pay as Supplemental Rent (i) any and all Additional Costs as the same become due and payable, and (ii) all amounts determined to be due and payable pursuant to
Section 7.1(a) of the Trust Agreement in accordance with its terms.

  SECTION III.3.  Method and Amount of Payment.  Base Rent and Supplemental Rent
                  ----------------------------
shall be paid to Lessor (or, in the case of Supplemental Rent, to such Person as may be entitled thereto) at such place as Lessor (or such other Person) shall specify in writing to Lessee at least five (5) Business Days prior to the due date therefor; provided that, so long as the Notes remain outstanding, such Rent
               --------
shall be paid directly to Administrative Agent. Each payment of Rent shall be made by Lessee prior to 12:00 noon, Hartford, Connecticut time (and payments made after such time shall be deemed to have been made on the next day) at the place of payment in funds consisting of lawful currency of the United States of America which (in the case of any amount payable

                                                                        Lease

to Lessor, either Agent or any Participant) shall be immediately available on the scheduled date when such payment shall be due, unless the scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day (unless, in the case of any payment the amount of which is determined by reference to LIBOR, the result of such extension would be to carry such payment into the next calendar month, in which event such payment shall be made on the next preceding Business Day). The provisions of the foregoing sentence of this Section 3.3 shall be applicable only to Base Rent and
                           -----------
to Supplemental Rent payable to, or on behalf or for the account of, Lessor, any Participant, either Agent and any other Indemnitee.

  SECTION III.4.  Late Payment.  If any Base Rent shall not be paid when due,
                  ------------
Lessee shall pay to Lessor, or if any Supplemental Rent payable to or on behalf or for the account of Lessor, any Participant, either Agent or any other Indemnitee is not paid when due, Lessee shall pay to whomever shall be entitled thereto, in each case as Supplemental Rent, interest at the Overdue Rate on such overdue amount from and including the due date thereof (not including any applicable grace period) to but excluding the Business Day of payment thereof.

  SECTION III.5.  Net Lease; No Setoff; Etc.  This Lease shall constitute a net
                  -------------------------
lease and, notwithstanding any other provision of this Lease, it is intended that Base Rent and Supplemental Rent shall be paid without counterclaim, setoff, deduction or defense of any kind and without abatement, suspension, deferment, diminution or reduction of any kind, and Lessee's obligation to pay all such amounts, throughout the Base Term and any Renewal Term, if applicable, is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including, without limitation, to the maximum extent permitted by law: (a) any defect in the condition, merchantability, design, construction, quality or fitness for use of any portion of a System or any related Equipment, or any failure of a System or any related Equipment to comply with all Applicable Laws, including any inability to use a System or any related Equipment by reason of such non-compliance; (b) any damage to, abandonment, loss, destruction, requisition, taking or contamination of or Release

                                                                        Lease


from a System or any related Equipment or any part thereof, including eviction; (c) any restriction, prevention or curtailment of or interference with any use of a System or any related Equipment or any part thereof, including eviction; (d) the attachment of any Lien of any third party to a System or any related Equipment; (e) any prohibition or restriction of or interference with Lessee's use of any or all of a System or any related Equipment by any Person;
(f) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, either Agent or any Participant; (g) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, either Agent, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Lessor, either Agent, any Participant or any other Person, or by any court, in any such proceeding; (h) any claim that Lessee has or might have against any Person, including, without limitation, Lessor, either Agent or any Participant; (i) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement whether or not related to the Overall Transaction; (j) any invalidity or unenforceability or disaffirmance against or by Lessee of this Lease or any provision hereof or any of the other Operative Documents or any provision of any thereof; (k) the impossibility of performance by Lessee, Lessor or both; (l) any action by any court, administrative agency or other Governmental Authority; (m) any restriction, prevention or curtailment of or any interference with the construction or any use of a System or any related Equipment; or (n) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Articles IV, XI, XVI or XVIII of this Lease, this
                          -----------  --  ---    -----
Lease shall be noncancellable by Lessee for any reason whatsoever, and Lessee, to the extent permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as expressly provided in Articles IV,
                                                                  -----------
XI, XVI or
--  ---

                                                                        Lease


XVIII of this Lease, Lessee shall, unless prohibited by Applicable Laws,
-----
nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, Lessor will deem this Lease to have remained in effect. Each payment of Rent made by Lessee hereunder shall be final and, absent manifest error in the determination of the amount thereof, Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, Administrative Agent or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance and management of the Equipment, and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of either Lessee or any subtenant of Lessee on any account or for any reason whatsoever other than by reason of Lessor's willful misconduct or gross negligence or breach of any of its obligations under any Operative Document.


                                  ARTICLE IV
              RENEWAL OPTIONS; SALE, RETURN AND PURCHASE OPTIONS
              --------------------------------------------------

  SECTION IV.1.  Renewal Terms.  In accordance with Section 4.4, but subject to
                 -------------                      -----------
the limitations of Section 2.3, Lessee shall have the right, at its option, to
                   -----------
renew all or any of the Lease Supplements for one or more Renewal Terms, commencing (i) in the case of the first Renewal Term, immediately following the expiration of the Base Term, and (ii) in the case of any subsequent Renewal Term, immediately following the expiration of the immediately preceding Renewal Term. Lessee shall continue to pay Rent, including Base Rent, during each Renewal Term on each Payment Date occurring during such Renewal Term. All of the provisions of this Lease shall remain in effect during any Renewal Term.

                                                                        Lease


  SECTION IV.2.  Purchase Option.  In accordance with Section 4.4, Lessee will
                 ---------------                      -----------
have the right, at its option at any time and from time to time, to purchase all (but not less than all) of the Systems then subject to a Lease Supplement at a price equal to the applicable Purchase Option Exercise Amount (the "Purchase
                                                                    --------
Option").  If Lessee elects to purchase the Systems subject to a Lease
------
Supplement, Lessor shall transfer by bill of sale all of Lessor's right, title and interest in and to the Systems subject to such Lease Supplement to Lessee or its designee, without recourse or warranty (except as to the absence of Lessor Liens), against payment by Lessee of an amount equal to such Purchase Option Exercise Amount in immediately available funds. After written exercise of the Purchase Option pursuant to Section 4.4, Lessee, at its option, may assign its
                            -----------
right to purchase the Systems subject to the Purchase Option to any Person; provided, that (i) such assignee shall be bound by the provisions of this
--------
Article IV applicable to the Purchase Option and (ii) no such assignment shall
----------
release Guarantor from any of its obligations under the Guaranty or Lessee from its obligations under this Article IV, and Lessee shall remain primarily liable
                           ----------
to Lessor for the payment of all amounts due under this Article IV in respect of
                                                        ----------
the Purchase Option.

  SECTION IV.3.  Sale Option.  If no Lease Default or Lease Event of Default
                 -----------
shall have occurred and be continuing, then Lessee may cause all (but not less than all) Systems that are subject to a Lease Supplement to be sold on the last day of the applicable Lease Supplement Term for cash to a purchaser or purchasers not affiliated in any way with Lessee (the "Sale Option") in
                                                       -----------
accordance with Sections 4.4 and 4.5.  In the event Lessee timely elects the
                ------------     ---
Sale Option, Lessee shall pay to Lessor on the last day of the applicable Lease Supplement Term, as Supplemental Rent or Base Rent, as applicable, the amounts determined in accordance with Sections 4.5(c) and 4.5(d).
                              ---------------     ------

  SECTION IV.4.  Exercise of Options.  In order to exercise either the Renewal
                 -------------------
Option or the Sale Option with respect to a Lease Supplement, Lessee shall give irrevocable written notice to Lessor not more than 290 days nor less than 270 days prior to the end of the applicable Base Term or Renewal Term (except that, in the case of a Renewal Term of less than 270 days, such notice

                                                                        Lease


shall be given at the commencement of such Renewal Term), as the case may be, that Lessee intends to exercise either the Renewal Option or the Sale Option and specifying such option. If Lessee shall fail to deliver such written notice in the time required during the Base Term or a Renewal Term, Lessee shall be deemed, in the case of the Base Term and each Renewal Term (other than the Renewal Term that would end on April 30, 2002), to have elected to renew the related Lease Supplement or Supplements pursuant to Section 4.1 and in the case
                                                    -----------
of the Renewal Term ending April 30, 2002, to have elected the Purchase Option pursuant to Section 4.2. If a Lease Event of Default exists at the date of
            -----------
election of either a Renewal Term or the Sale Option or on the last day of the Base Term or a Renewal Term, Lessee shall be deemed to have chosen the Purchase Option with respect to all of the Lease Supplements. In addition, if no Lease Event of Default shall have occurred and then be continuing, Lessee may at any time notify Lessor that it chooses to exercise the Purchase Option in respect of one or more Lease Supplements, such purchase to be effected as of the first Payment Date which is not less than ninety (90) days after the date of such notice, specified by Lessee and otherwise in accordance with the provisions of this Section 4.4. Lessee's election (or deemed election) of the Purchase
     -----------
Option in respect of one or more Lease Supplements shall be irrevocable at the time it is made or deemed made. Further, an election of the Sale Option in respect of a Lease Supplement shall be deemed automatically revoked if the Lessee does not comply with the terms and conditions of Section 4.6 and execute
                                                        -----------
and deliver to the buyer a Support Agreement, conforming with the requirements therefor set forth in the Operative Documents, together with grants, in recordable form, of easements or licenses and all other rights and authorities necessary for the operation in place-in use of any such Systems subject to such Lease Supplement.

                                                                        Lease

  SECTION IV.5.  Sale Option Procedure.
                 ---------------------

     (a) In the event that the Sale Option with respect to one or more Lease Supplements shall be elected pursuant to Sections 4.3 and 4.4, Lessee shall
                                         ------------     ---
cause all (but not less than all) Systems subject to such Lease Supplement or Lease Supplements to be sold in accordance with the procedures set forth in this
Section 4.5.  Lessee shall, within five (5) Business Days after notice of its
-----------
election of the Sale Option, execute and deliver an escrow, pledge and security agreement (the "Sale Deposit Escrow Agreement") with Administrative Agent and an
                -----------------------------
escrow agent selected by Administrative Agent (which may be Administrative Agent) and reasonably acceptable to Lessee, which Sale Deposit Escrow Agreement shall be in form and substance acceptable to Information Agent and shall include provisions consistent with the provisions of Section 4.8, and pursuant thereto,
                                             -----------
Lessee shall contemporaneously make a security deposit (the "Sale Deposit") in
                                                             ------------
cash equal to the sum of (i) the Applicable Percentage Amount for the Systems subject to each Lease Supplement for which the Sale Option has been elected, and
(ii) the aggregate amount of estimated sales costs for such Systems, as reasonably estimated by the Information Agent after consultation with Lessee. Any failure of Lessee to make the Sale Deposit or to execute and deliver the Sale Deposit Escrow Agreement within five (5) Business Days after such election of the Sale Option shall be deemed an election of the Purchase Option pursuant to Section 4.2. All amounts from time to time held pursuant to the Sale Deposit
   -----------
Escrow Agreement shall be invested at the direction of Lessee (or, upon the occurrence and during the continuance of a Lease Event of Default, at the direction of Administrative Agent) in Permitted Investments. All net interest earned on such Permitted Investments shall be held pursuant to the Sale Deposit Escrow Agreement and shall constitute part of the Sale Deposit. Upon termination of the Sale Deposit Escrow Agreement, after payment by Lessee of all amounts owed by Lessee under this Lease and the other Operative Documents, any remaining amount of such interest shall be remitted to Lessee.

     (b) During the period commencing on the date 270 days prior to the scheduled end of any Base Term or Renewal Term for

                                                                        Lease

such Lease Supplement, as the case may be, Lessee, on behalf of Lessor, shall use best commercial efforts, as nonexclusive agent for Lessor, to obtain the highest cash bids for the purchase of the Systems subject to such Lease Supplement and, in the event it receives any bid, Lessee shall, within five (5) Business Days after receipt thereof and at least twenty (20) Business Days prior to the applicable Lease Supplement Termination Date, certify to Lessor in writing the amount and terms of such bid or bids, and the name and address of the party or parties (who shall not be Lessee or any Affiliate of Lessee or any Person with whom Lessee has an understanding or arrangement regarding the future use of such Systems by Lessee or such Affiliate, but who may be Lessor or a Participant, any Affiliate thereof or any Person contacted by a Participant) submitting such bid or bids. Lessee shall bear its own expenses and pay, as Supplemental Rent, the expenses of Lessor and each Participant in connection with any such bidding and sale process pursuant to this Section 4.5,
                                                        -----------
as well as all costs and expenses incurred by any party (including a buyer or potential buyer) to place such System or Systems in the condition required by
Section 4.6 and the costs of repairs and reasonable Alterations or improvements
-----------
desired by such buyer or buyers.

     (c) After Lessee shall have certified to Lessor all bids received, any Participant, any Affiliate thereof or any Person contacted by any Participant may submit a further bid or bids to Lessee not later than five (5) Business Days prior to the applicable Lease Supplement Termination Date. On or before the applicable Lease Supplement Termination Date, so long as no Lease Event of Default or Lease Default shall have occurred and be continuing: (i) Lessee shall transfer all of Lessee's right, title and interest in such Systems, or cause such Systems to be transferred, to the bidder(s), if any, which shall have submitted the highest cash bid therefor, at least twenty (20) (or, in the case of a Participant, any Affiliate thereof or Person contacted by a Participant, five (5)) Business Days prior to such Lease Supplement Termination Date, in the same manner and in the condition required by Section 4.6 and otherwise in
                                             -----------
accordance with all the terms of this Lease; and (ii) Lessee shall simultaneously pay or cause to be paid to Lessor in immediately available funds an amount equal to the sum of (p) any unpaid Base Rent due on or prior to such Lease Supplement Termination Date, all Supplemental

                                                                        Lease

Rent due on or prior to such date and any other amounts due and payable by Lessee to Lessor, Administrative Agent and each Participant; plus (q) the gross sale proceeds of the Systems sold by Lessor (the "Recourse Sale Proceeds"); plus
                                                  ----------------------    ----
(r) the excess, if any, of the Lease Supplement Balance over the Recourse Sale Proceeds; provided, that the amount of such excess so payable shall not
          --------
be greater than the Applicable Percentage Amount, or if the sale occurs at the end of a Renewal Term, then at Lessor's option (at the direction of the Participants) not more than the Recourse Deficiency Amount (the selected amount being referred to as the "Guaranteed Residual Amount"). To the extent the
                          --------------------------
Recourse Sale Proceeds shall exceed the Lease Supplement Balance, upon receipt of the amounts described in clause (p) of the preceding sentence, Lessor shall pay the amount of such excess to Lessee.

     (d) If Lessee exercises the Sale Option, Lessor may, at its option, engage an appraiser of nationally recognized standing, at Lessee's expense, to determine (by appraisal methods satisfactory to Lessor) the Fair Market Sales Value of the Systems that were subject to the applicable Lease Supplement as of the last day of the Base Term or as of the first and last day of the applicable Renewal Term. The appraiser shall assume for this purpose that the Systems are in the condition required by, and have been maintained in accordance with, this Lease. If the appraisal concludes that the Fair Market Sales Value of such Equipment as of the Lease Supplement Termination Date was in excess of the Recourse Sale Proceeds from a sale pursuant to the Sale Option, Lessee shall promptly pay to Lessor, to the extent of the corresponding Lease Supplement Balance after application of the Recourse Sale Proceeds and the Guaranteed Residual Amount, such excess as Supplemental Rent.

  SECTION IV.6.  Return of Equipment.  On each Lease Supplement Termination
                 -------------------
Date, unless the Systems covered by the related Lease Supplement are to be transferred pursuant to Section 4.2, Lessee shall, at its own expense, (i)
                        -----------
execute and deliver to Lessor (or a buyer meeting the independence requirements hereof) in recordable form any grants of easements or of licenses with respect to real property that may be necessary, in addition to the rights granted pursuant the related Support Agreement, for the continuous operation of the Systems subject to such Lease Supplement,

                                                                        Lease


(ii) transfer such Systems (together with the reports described in Section 7.4
                                                                   -----------
relating thereto) to the Lessor or independent buyer thereof pursuant to Section
                                                                         -------
4.5, free and clear of all Liens other than Lessor Liens, in as good
---
condition as such Systems were on the Delivery Date applicable to such Systems (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance with all Applicable Laws and the other requirements of Article VII, (iii) represent to the buyer of the Systems that each
   -----------
such System meets the Design Objectives as of the date of transfer, and (iv) either (A) assign to the Lessor or independent buyer Lessee's interest in a Non-Affiliated Qualified Use Agreement, and obtain the consent of such Qualified User to such assignment, or (B) pay to Lessor or the independent buyer the excess by which the then fair market value of such right of use over the remaining term of such Non-Affiliated Qualified Use Agreement exceeds the present value (discounted quarterly in arrears at the Alternate Base Rate as of the date of such determination) of the fair market value of the consideration, if any, to be derived by or paid to the Lessor or independent buyer thereunder throughout the remaining term of such Non-Affiliated Qualified Use Agreement. Lessee shall cooperate with the independent buyer of the Systems in order to facilitate the ownership and operation by such buyer of such Systems after the Lease Supplement Termination Date, including providing all books, reports and records regarding the maintenance, repair and ownership of such Systems and all know-how, data and technical information relating thereto, granting or assigning all licenses necessary for the operation and maintenance of such Systems and cooperating in seeking all necessary Governmental Approval. Lessee also shall have paid the total cost for the completion of all Alterations commenced prior to such Lease Supplement Termination Date and all Alterations described in
Section 7.2, and shall satisfy each of the conditions set forth in
-----------
clauses (i) through (iii) thereof. The obligations of Lessee under this Article
-----------         -----                                               -------
IV shall survive the expiration or termination of this Lease. Unless Lessee
--
shall have exercised or been deemed to have exercised the Purchase Option not less than 270 days prior to such Lease Supplement Termination Date, Lessor shall at Lessee's expense be entitled to perform such investigation, including obtaining reports of engineers and other experts as to the condition and state of repair and maintenance required by this

                                                                        Lease

Section 4.6, as it deems appropriate. Lessee, at its sole cost and expense,
-----------
shall cause the repair or other remediation of any discrepancies between the actual condition of any Systems and the condition required under this Lease.

  SECTION IV.7.  Completion of Systems.  In the event that any System becomes
                 ---------------------
subject to a Lease Supplement pursuant to Sections 2.1 and 2.2 prior to the
                                          ------------     ---
Completion Date thereof due to the termination of the Construction Period applicable thereto under Section 5.1 of the Construction Agency Agreement, Lessee (at its cost) shall diligently pursue construction of such System to meet Design Objectives and, as applicable, in accordance with the construction-related provisions of the Operative Documents (notwithstanding that the Participants shall not be obligated to make any Advances in respect of such construction) and shall cause the Completion Date of such System or Systems, as applicable, not later than the earlier of the Commitment Termination Date or 360 days after such System becomes subject to a Lease Supplement.

  SECTION IV.8.  Failure of Lessee to Sell System.  If Lessee shall exercise the
                 --------------------------------
Sale Option and shall fail to sell any Systems relating to such Sale Option on or before the applicable Lease Supplement Termination Date in accordance with and subject to the provisions of Sections 4.4 and 4.5, then Lessee and Lessor
                                 ------------     ---
hereby agree in respect of the unsold Systems as follows:

     (a) At any time on or after the applicable Lease Supplement Termination Date, Lessor shall have the right to withdraw from the Sale Deposit an amount equal to the Applicable Percentage Amount for such System or Systems related thereto and apply such amount to a reduction of the Lease Supplement Balance (in which event, Lessor shall apply such amount to a reduction of the amounts outstanding under the Notes). At the direction of the Participants, Lessee shall also pay to Lessor on the Lease Supplement Termination Date the excess of the Recourse Deficiency Amount over the Applicable Percentage Amount.

     (b) On or after the applicable Lease Supplement Termination Date, Lessor shall have the right, but not the obligation, to sell the applicable Systems for such purchase

                                                                        Lease

   price and upon such terms as Lessor shall determine in its sole discretion. In the event that Lessor shall elect to sell the applicable Systems, Lessor shall notify Lessee, Administrative Agent and the Participants thereof, and each thereof shall have the right to cause any Person to submit a bid to Lessor not later than twenty (20) Business Days prior to the date Lessor desires to sell the applicable Systems (as set forth in the notice thereof to Lessee); provided, however, that Lessor shall have the right, in its sole
            --------  -------
   discretion, from time to time, to defer such proposed sale date, in which event the rights of Lessee, Administrative Agent, Information Agent and each Participant to cause any Person to submit a bid to Lessor shall be extended to the date that is twenty (20) Business Days prior to the revised proposed sale date. At no time shall Lessor be obligated to accept any bid for the sale of the applicable Systems (whether such bid was obtained by Lessee, Administrative Agent, any Participant or otherwise) or to consummate any proposed sale.

     (c) At any time and from time to time on or after the applicable Lease Supplement Termination Date, Lessor shall have the right to withdraw from the Sale Deposit (other than the portion thereof constituting the Applicable Percentage Amount) amounts sufficient to pay, or reimburse itself for the payment of, expenses of Lessor, Administrative Agent, Information Agent and each Participant in connection with any bidding and sale (or proposed sale, whether or not consummated) described in clause (b). In the event that
                                            ----------
   there are insufficient funds remaining from the Sale Deposit to pay such expenses, Lessee shall pay such expenses from time to time upon demand.

     (d) Contemporaneously with the consummation of any sale of the applicable Systems by Lessor pursuant to this Section 4.8, (i) Lessee will transfer
                                      -----------
   all of Lessee's right, title and interest in the applicable Systems to be transferred and all Support Rights associated therewith to the purchaser;
   (ii) subject to prior or concurrent payment by Lessee of all amounts due under clause (iii) of this sentence and receipt by Lessor of the Recourse
                -----
   Sales Proceeds from

                                                                        Lease


   such sale, Lessor shall exercise such rights as it has to cause the applicable Systems to be released from the Lien of this Lease and shall, without recourse or warranty (except as to the absence of Lessor Liens), transfer by bill of sale Lessor's right, title and interest in and to the applicable Systems to such purchaser in the manner contemplated by Section
                                                                      -------
   18.15; and (iii) Lessee shall simultaneously pay or cause to be
   -----
   paid to Lessor in immediately available funds an amount equal to all unpaid Base Rent, Holdover Rent and all Supplemental Rent due on or prior thereto and any other amounts due and payable by Lessee to Lessor, Administrative Agent and each Participant. Any Recourse Sales Proceeds in excess of the sum of (x) the applicable Lease Supplement Balance, plus (y) all unpaid Base Rent, Holdover Rent and Supplemental Rent due on or prior thereto and any other amounts due and payable by Lessee to Lessor, Administrative Agent and each Participant, shall be remitted to Lessee promptly after receipt.

     (e)  Until a sale of the Systems by Lessor pursuant to this Section 4.8,
                                                                 -----------
   Lessee shall be bound by all of the obligations and duties of Lessee under this Lease, notwithstanding the occurrence of the applicable Lease Supplement Termination Date.

      (f) Lessor reserves all rights under this Lease and the other Operative Documents arising out of Lessee's breach of any provisions of this Lease (including this Article IV), whether occurring prior to, on or after the
                   ----------
   applicable Lease Supplement Termination Date, and including Lessee's breach of any of its obligations under Sections 4.3 and 4.5, including the right
                                   ------------     ---
   to sue Lessee for damages.

     (g) To the greatest extent permitted by law, Lessee hereby unconditionally and irrevocably waives, and releases Lessor from, any right to require Lessor to sell the applicable Systems under this Section 4.8 at
                                                               -----------
   all or for any minimum purchase price or on any particular terms and conditions, Lessee hereby agreeing that if Lessee shall elect the Sale Option, its ability to sell the applicable Systems on or prior to the applicable Lease Supplement Termination

                                                                        Lease


   Date and its right thereafter to cause any Person to submit a bid to Lessor pursuant to Section 4.8(b) in the event Lessor shall elect to sell the
               --------------
   applicable Systems shall constitute full and complete protection of Lessee's interest hereunder.

                                                                        Lease

                                   ARTICLE V
               CONDITION OF EQUIPMENT; DISCLAIMER OF WARRANTIES
               ------------------------------------------------

                                                                        Lease


  SECTION V.1.  Waivers.  LESSEE ACKNOWLEDGES AND AGREES THAT, ALTHOUGH LESSOR
                -------
WILL OWN AND HOLD TITLE TO THE SYSTEMS THAT ARE THE SUBJECT OF LEASE SUPPLEMENTS, LESSEE IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF SUCH SYSTEMS AND ALL RELATED EQUIPMENT AND ANY ALTERATIONS. The Systems are let by Lessor "AS IS" in its present or then condition, as the case may be, subject to
(a) any rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Systems, (c) any state of facts which a physical inspection might show, (d) all Applicable Laws, and (e) any violations of Applicable Laws which may exist at the commencement of the applicable Lease Supplement Term. Lessee has examined the Systems and (insofar as Lessor is concerned) has found the same to be satisfactory. NEITHER LESSOR, ANY AGENT NOR ANY PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE TO THE SYSTEMS OR ANY RELATED EQUIPMENT OR TO THE VALUE, MERCHANTABILITY, HABITABILITY, CONDITION, OR FITNESS FOR USE OF THE SAME, OR ANY PART THEREOF, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SYSTEMS OR ANY RELATED EQUIPMENT, OR ANY PART THEREOF, AND NEITHER LESSOR, ANY AGENT NOR ANY PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE EQUIPMENT, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS, except that Lessor hereby represents and warrants that each System is and shall be free of Lessor Liens (such Lessor representation and warranty being made by (x) Bank with respect to any Lessor Liens attributable to Bank, and (y) Certificate Trustee with respect to any Lessor Liens attributable to Certificate Trustee). Lessee has been afforded full opportunity to inspect the Systems and all related Equipment, is satisfied with the results of its inspections and is entering into this Lease solely on the basis of the results of its own inspections, and all risks incident to the matters discussed in the preceding sentence, as between Lessor, any Agent and the Participants, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article V have been negotiated, and, except to the extent otherwise
        ---------
expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or

                                                                        Lease

warranties by any of Lessor, any Agent or the Participants, express or implied, with respect to the Systems and all related Equipment (or any interest therein), that may arise pursuant to any law now or hereafter in effect, or otherwise.


                                  ARTICLE VI
                                     LIENS
                                     -----

  SECTION VI.1.  Liens.  Lessee shall not directly or indirectly create, incur,
                 -----
assume or suffer to exist any Lien, attachment, levy, title retention agreement or claim upon any Equipment or Alteration, the title thereto, or any interest therein, including all Liens which arise out of the possession, use, occupancy or construction of the Equipment or by reason of labor or materials furnished or claimed to have been furnished to Lessee or any of its contractors or agents or by reason of the financing of any Alterations constructed by or for the benefit of Lessee and not financed by Lessor, except in all cases Permitted Liens. Lessee shall promptly, but not later than sixty (60) days after the filing thereof, at its own expense, take such action as may be necessary duly to discharge or eliminate or bond any Lien (other than Permitted Liens) in a manner reasonably satisfactory to Lessor.

  SECTION VI.2.  No Lessor Consent or Liability.  Nothing contained in this
                 ------------------------------
Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Equipment or any part thereof. NOTICE IS HEREBY GIVEN THAT NONE OF LESSOR, THE CERTIFICATE PURCHASERS, CERTIFICATE TRUSTEE, ANY LENDER NOR ANY AGENT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE EQUIPMENT OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR, CERTIFICATE TRUSTEE, ANY AGENT OR ANY PARTICIPANT IN AND TO THE EQUIPMENT.

                                                                        Lease

                                  ARTICLE VII
                            MAINTENANCE AND REPAIR;
                           ALTERATIONS AND ADDITIONS
                           -------------------------

  SECTION VII.1.  Maintenance and Repair; Compliance With Law.  Lessee, at its
                  -------------------------------------------
own expense, shall at all times (a) maintain the Leased Assets in good and safe repair and condition, subject to ordinary wear and tear; provided, that the
                                                         --------
condition of all Leased Assets shall be maintained in at least as good and safe repair and condition as similar systems and equipment that Lessee (or its Affiliates) owns or leases from others; (b) maintain, manage and monitor the Leased Assets in accordance with all Applicable Laws, whether or not such maintenance requires structural modifications, noncompliance with which (i) would have a material adverse effect on Lessee's right to use all or a material portion of the Leased Assets or Lessee's business or financial condition, (ii) would result in an injunction preventing or otherwise interfere with the disposition of any System in any material respect after the Lease Termination Date, (iii) would adversely affect the fair market value, utility, remaining economic useful life or residual value of any System comprising a portion of the Leased Assets, or (iv) would adversely affect Lessor's interest in any System comprising a portion of the Leased Assets; (c) comply with the standards imposed by any insurance policies required to be maintained hereunder which are in effect at any time with respect to the Leased Assets; (d) maintain, manage and monitor the Leased Assets in accordance with all applicable contracts, including service contracts and insurance contracts; (e) conduct all scheduled maintenance of the Leased Assets in conformity with maintenance and repair guidelines, if any, for similar property (including, without limitation, Lessee's maintenance program for such property); (f) cause each System subject to a Lease Supplement to continue to have at all times at least the capacity and functional ability to be used for, on a continuing basis (subject to normal interruption in the ordinary course of business for maintenance, inspection and repair) and in Commercial Operation, the purposes for which it was specifically designed; (g) make all necessary or appropriate repairs, replacements, substitutions and renewals of the Leased Assets or any part thereof which may be required to keep the Leased Assets in the condition required by the preceding clauses (a) through
                                                             -----------
(f), in accordance with standard industry practice; and (h) procure, maintain
---
and comply in all material respects with all material licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance,

                                                                        Lease

repair, restoration and operation of the Leased Assets. The foregoing obligations of Lessee shall apply whether the repairs, replacements, substitutions or renewals are made to the interior or exterior of a System, are structural or nonstructural, ordinary or extraordinary, are foreseen or unforeseen, and include, without limitation, repairs, replacements and renewals that would constitute capital expenditures under GAAP if incurred by an owner of property. Leased items of Equipment that have been substituted or replaced pursuant to this Section 7.1 shall become the property of Lessee, and title
                 -----------
thereto shall automatically vest in Lessee upon such permitted substitution or replacement. Lessee waives any right that it may now have or hereafter acquire to (x) require Lessor to maintain, repair, replace, alter, remove or rebuild all or any part of the Leased Assets or (y) make repairs at the expense of Lessor pursuant to any Applicable Laws or other agreements.

  SECTION VII.2.  Alterations.  At Lessee's own cost and expense,
                  -----------

     (a) Lessee shall make alterations, renovations, improvements, additions, substitutions and replacements to any and all Leased Assets (collectively, "Alterations") so long as such Alterations are (i) made to repair or
    -----------
   maintain the Leased Assets in the condition required by Section 7.1; (ii)
                                                           -----------
   necessary in order for the Leased Assets to be in compliance with Applicable Laws; (iii) necessary to restore the Leased Assets to their condition existing prior to an Event of Loss, Casualty or Condemnation; or
   (iv) of a type not described in clauses (i) through (iii) above and which
                                   -----------         -----
   comply with the provisions of Section 7.2(b); and
                                 --------------

     (b) so long as no Lease Event of Default has occurred and is then continuing, Lessee may undertake other Alterations on any Leased Assets so long as Lessee complies, in each case provided for in Section 7.2(a) or (b)
                                                         --------------    ---
   with each of the following requirements:

     (i) Lessee shall not make any Alterations in violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to any of the

                                                                        Lease


     Leased Assets or which would adversely affect Lessor's interest in any of the Leased Assets.

      (ii) Alterations shall be completed in a commercially reasonable manner.

      (iii) Alterations shall be, when completed, of such a character as not materially adversely to affect the fair market value, utility, remaining economic useful life or residual value of the affected System or Systems from the fair market value, utility, remaining economic useful life or residual value of or such System or Systems immediately prior to the making thereof or the occurrence of the Event of Loss, Casualty or Condemnation, as the case may be.

  Neither Lessor nor Administrative Agent need inquire into or confirm that the Alterations were made in conformity with these requirements.

  SECTION VII.3.  Title to Alterations.  Title to Alterations shall without
                  --------------------
further act vest in Lessor and shall be deemed to constitute a part of the Leased Assets in each of the following cases:

     (a) such Alterations shall be in replacement of or in substitution for a portion of the Leased Assets;

     (b)  such Alterations shall be required to be made pursuant to the terms of
Section 7.1 or 7.2(a)(i), (ii) or (iii);
-----------    ---------------    -----

     (c) such Alterations shall not be removable from the Leased Assets to which they are attached without causing material damage thereto;

     (d) the removal of such Alteration would impair the fair market value, utility, remaining economic useful life or residual value of the leased System as compared in each case with that which such leased System would have had such Alteration not been made; or

                                                                        Lease


     (e) such Alteration is necessary for the continued Commercial Operation of a System included in the Leased Assets.

  Lessee, at Lessor's request, shall execute and deliver to Lessor any assignments or other documents of conveyance reasonably necessary to evidence the vesting of title in and to such Alterations.

  If such Alterations are not within any of the categories set forth in clauses
                                                                        -------
(a) through (e) of this Section 7.3, then title to such Alterations shall vest
---         ---         -----------
in Lessee and such Alterations shall not be deemed to be Alterations which are Leased Assets. All Alterations to which Lessee shall have title may be removed at any time, so long as removal thereof shall not result in the violation of any Applicable Laws and no Lease Event of Default or Lease Default is continuing. Any such Alterations shall be removed by Lessee at its expense, if Lessor shall so request, prior to the return of the System to Lessor in accordance with the provisions of this Lease, and Lessee shall at its expense repair any damage to any System caused by the removal of such Alterations. Lessor may purchase from Lessee Alterations (if not already owned by Lessor) which Lessee intends to remove from any System prior to the return of the System to Lessor, which purchase shall be at the Fair Market Sales Value of such Alterations. Title to any Lessee Alterations shall vest in Lessor if not removed from the Leased Assets by Lessee prior to the return of the Leased Assets to Lessor.

  SECTION VII.4.  Maintenance and Repair Reports.  Lessee shall keep maintenance
                  ------------------------------
and repair reports in sufficient detail, and as customary for owners of communications systems, to indicate the nature and date of major work done.
Such reports shall be kept on file by Lessee at its offices during the Lease Term, and shall be made available to Lessor upon reasonable request. Lessee shall give notice to Lessor and Administrative Agent of any Condemnation or Casualty the cost to repair which is reasonably expected by Lessee to exceed $1,000,000, promptly after Lessee has knowledge thereof.

                                                                        Lease

                                 ARTICLE VIII
                                      USE
                                      ---

  Lessee shall not use any System subject to a Lease Supplement or any part thereof for any purpose or in any manner that would materially adversely affect the fair market value, utility, remaining economic useful life or residual value thereof or that would violate or conflict with, or constitute or result in a violation or default under (a) any Applicable Laws, whether now existing or hereafter in effect, foreseen or unforeseen, except for Permitted Contests, (b) any insurance policies required by Article IX, or (c) any Operative Document.
                                   ----------


                                  ARTICLE IX
                                   INSURANCE
                                   ---------

  SECTION IX.1.  Required Coverage.  Lessee will keep insured all property of a
                 -----------------
character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations, and carry such other insurance as is usually carried by such corporations; provided, that in any
                                                      --------
event Lessee will maintain:

     (a)  Comprehensive General Liability Insurance.  Combined single limit
          -----------------------------------------
   insurance against claims for bodily injury, death or third-party property damage occurring on, in or about the Equipment in an amount at least equal to $10,000,000 per occurrence (subject to a deductible of $250,000 per occurrence).

     (b)  Property Insurance.  Insurance against loss of damage covering the
          ------------------
   Equipment or any portion thereof by reason of any peril in an amount and with such deductibles as are carried by companies similar to Lessee owning or leasing equipment similar to the Equipment; provided, however, that at
                                               --------  -------
   no time shall the amount of such coverage, on a replacement cost basis, be less than the then outstanding Lease Balance. Notwithstanding the foregoing, Lessee may

                                                                        Lease

   elect to self-insure against property damage for any of the Equipment.

     (c)  Workers' Compensation Insurance.  Lessee shall, in the operation of
          -------------------------------
   the Equipment, comply with the applicable workers' compensation laws.

Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. In the case of liability insurance maintained by Lessee, it shall name Bank, Administrative Agent, Lessor and all Participants, as additional insureds. Each policy of liability insurance referred to in this Section 9.1 shall provide that: (i) it
                                        -----------
will not be cancelled or its limits materially reduced, or allowed to lapse without renewal, except after not less than thirty (30) days' prior written notice to Administrative Agent; (ii) the interests of Bank, Administrative Agent, Lessor and all Participants shall not be invalidated by any act or negligence of Lessee or any Person having an interest in the Equipment; (iii) such insurance is primary with respect to any other insurance carried by or available to Bank, Administrative Agent, Lessor and each Participant; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Bank, Administrative Agent or Lessor; and (v) such policy shall contain a cross-liability clause providing for coverage of Bank, Administrative Agent, Lessor and each Participant as if separate policies had been issued to each of them. Lessee will notify Administrative Agent promptly of any cancellation, material reduction in policy limits, material modification or amendment of any liability policy.

  SECTION IX.2.  Delivery of Insurance Certificates.  On or before the initial
                 ----------------------------------
Advance Date and thereafter upon written request of Lessor after a Lease Event of Default, Lessee shall deliver to each Agent certificates of insurance satisfactory to Bank (as to itself only) and Information Agent evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverage, limits of liability, carrier, policy number and period of coverage.

                                                                        Lease

                                                                        Lease

                                   ARTICLE X
                           ASSIGNMENT AND SUBLEASING
                           -------------------------

  SECTION X.1.  Assignment and Subleasing.  (a) Lessee may not assign, transfer
                -------------------------
possession of or sublease, in whole or in part, any of its right, title or interest in, to or under this Lease or any portion of any System or any related Equipment subject to this Lease to any Person at any time, and any such assignment, transfer of possession or sublease shall be void, unless: (i) after
                                                              ------
giving effect to any such assignment, transfer of possession or sublease (including all prior transactions of any of the foregoing types) the Indirect Beneficial Ownership Interest of Guarantor in all of the Leased Assets and in all of the Owned Assets, respectively, included in any Qualified MAN or FCL would be equal to or greater than forty-nine percent (49%); provided, however,
                                                            --------  -------
that, subsequent to an initial public offering by Lessee that reduces the Indirect Beneficial Ownership Interest of Guarantor to below 49%, no such assignment, transfer or sublease shall reduce the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, below the Indirect Beneficial Ownership Interest of Guarantor, calculated On a Fully Diluted Basis, maintained immediately after such initial public offering, or (ii) such assignment, transfer of possession or sublease is to a Subsidiary of Guarantor, in which event such Subsidiary shall be bound by and subject to each of the provisions set forth herein, or (iii) such assignment, transfer of possession or sublease is consented to by each Participant, which consent shall not be unreasonably withheld or delayed. Any sublease, assignment or similar agreement in respect of a System shall be expressly subject and subordinate to this Lease. Lessee shall execute and deliver an assignment of its interest in any sublease permitted by this Section 10.1 to Lessor.
                  ------------

     (b)  Notwithstanding anything to the contrary contained in Section 10.1(a),
                                                                ---------------
Lessee shall have the right, without the prior written consent of Lessor, to enter into, or have entered into, agreements ("Qualified Use
                                                  -------------
Agreements") with any Person (a "Qualified User") by which such Qualified
                                 --------------
User acquires a right (which may be indefeasible) to use one or more fibers in a cable that is part of an FCL or MAN, for a term that in the case of a Qualified User that is not an Affiliate of Lessee or Guarantor (a "Non-
                                                                   ---
Affiliated Qualified Use Agreement") may extend beyond the Lease
----------------------------------
Termination Date or, in the case of a Qualified User that is an Affiliate of Lessee or Guarantor, shall automatically terminate upon termination of this Lease for any reason (an "Affiliate Qualified Use Agreement");
                               ---------------------------------
provided, that the aggregate rights to use granted by all Qualified Use
--------
Agreements made with regard to a particular MAN shall not exceed twenty percent (20%) of the capacity of the affected cables in such MAN.  A
Qualified Use Agreement shall contain terms, as of the date the Qualified
Use Agreement is entered into, reflective of an arms-length transaction in the geographical location in which the fiber is intended to be used.
Lessee agrees to provide notice to Lessor of the existence of any such
Qualified Use Agreement within ten (10) Business Days of entering into any such Qualified Use Agreement.  Lessor covenants to each Qualified User under a Non-Affiliated Qualified Use Agreement that it will not disturb such Qualified User's peaceful and undisturbed use of the rights it acquires pursuant to any such Non-Affiliated Qualified Use Agreement, notwithstanding any Lease Default or Lease Event of Default; provided, that
                                                             --------
such Qualified User timely and completely performs its obligations under such Non-Affiliated Qualified Use Agreement. An Affiliated Qualified Use Agreement shall be subject and subordinate to this Lease and shall also comply with the provisions of Section 6.7(f) of the Participation
                              --------------
Agreement.

  SECTION X.2.  Release from Obligations.  Regardless of Lessor's consent, no
                ------------------------
assignment, transfer of possession or sublease shall release Guarantor from any of its obligations under the Guaranty or, except as hereinafter provided, Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay Rent hereunder (including, without limitation, Base Rent and Supplemental
Rent) and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rent by

                                                                        Lease

Lessor from any other Person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent or further assignment, subletting, hypothecation or third party use. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee or successor. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto, and such action shall not relieve Lessee or any successor of Lessee of liability under the Lease. In the event Lessee or a Subsidiary enters into a permitted assignment of all of the Leased Assets in a Qualified MAN or FCL and such assignment is accompanied by the transfer to the assignee of all of the Owned Assets included in such Qualified MAN or FCL, then Lessee shall be released from its obligations under the Lease Supplement covering the Leased Assets so assigned upon Lessor's receipt of a new Lease Supplement covering such Leased Assets duly executed and delivered by such assignee, the reaffirmation by Guarantor of the Guaranty, together with an opinion of counsel of such assignee, reasonably acceptable to the Lessor, covering such matters as were covered in the legal opinion rendered by Lessee's counsel at the Document Closing Date.

                                  ARTICLE XI
                   LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE
                   -----------------------------------------

  SECTION XI.1.  Event of Taking.
                 ---------------

     (a) If an Event of Taking shall occur, Lessee shall give Lessor and Administrative Agent prompt written notice of such occurrence and the date thereof, and Lessee shall purchase all of the Systems subject to the Lease Supplement affected thereby from Lessor on the next succeeding Payment Date after the date on which such Event of Taking shall have occurred at a purchase price equal to the sum of (i) the applicable Lease Supplement Balance plus (ii)
                                                                      ----
all accrued but unpaid Rent, plus (iii) all other sums due and payable by Lessee
                             ----
to Lessor with respect to such Systems under any of the Operative Documents.

                                                                        Lease


  All proceeds received by Lessee up to the amounts owed by Lessee under this
Section 11.1(a) from an Event of Taking shall be promptly remitted to Lessor or
---------------
Administrative Agent and shall be applied in accordance with the next sentence. In connection with the purchase of Systems pursuant to this Section 11.1(a), all
                                                            ---------------
such proceeds from an Event of Taking for such Systems then held by Lessor or Administrative Agent shall be credited against such purchase price, if not already paid by Lessee, and any such proceeds remaining thereafter shall be paid over to, or retained by, Lessee, or as Lessee may direct.

  (b)  Upon payment in full of all amounts payable pursuant to

Section 11.1(a), (i) the applicable Lease Supplement Term shall end, and (ii)
---------------
the obligations of Lessee hereunder with respect to the affected Systems (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

  SECTION XI.2.  Application of Certain Payments Relating to Condemnation.  In
                 --------------------------------------------------------
case of a Condemnation with regard to one or more Systems (or portions thereof) subject to a Lease Supplement, this Lease shall remain in full force and effect, without any abatement or reduction of Rent, and the proceeds received from any Governmental Authority relating to such Condemnation for the affected System shall be paid to Lessee.

  SECTION XI.3.  Event of Loss.  (a)  If an Event of Loss shall occur, Lessee
                 -------------
shall give Lessor and Administrative Agent prompt written notice of such occurrence and the date thereof, and Lessee shall either (i) purchase the affected Systems from Lessor on the next succeeding Payment Date after the date such Event of Loss shall have occurred at a purchase price equal to the sum of
(x) the related Lease Supplement Balance, plus (y) all accrued but unpaid Rent,
                                          ----
plus (z) all other sums due and payable by Lessee to Lessor, either Agent or any
----
Participant with respect to such affected System under any of the Operative Documents, or (ii) as soon as practicable after the Event of Loss, repair and rebuild the Systems suffering such Event of Loss (or cause such affected System to be repaired and rebuilt) to the condition required to be maintained by
Section 7.1; provided, that the fair market value, utility, remaining economic
-----------  --------
useful life and residual value of such

                                                                        Lease

Systems as repaired are at least equivalent to the fair market value, utility, remaining economic useful life and residual value of such Systems as in effect immediately prior to the occurrence of such Event of Loss; and provided,
                                                               --------
further, that any Equipment installed in such repair or rebuilding of any System
-------
shall become subject to this Lease and the relevant Lease Supplement, and that Lessee shall execute and deliver an Acceptance Certificate, as appropriate, for all such replacement Equipment.

     (b)  Upon payment in full of all amounts payable pursuant to Section
                                                                  -------
11.3(a)(i), (i) the Lease Supplement Term shall end with respect to the affected
----------
Lease Supplement, and (ii) the obligations of Lessee hereunder with respect to the Lease Supplement (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment.

  SECTION XI.4.  Casualty.  Upon any Casualty with respect to a System, Lessee
                 --------
shall repair and rebuild the affected portions of the System suffering such Casualty (or cause such affected portions to be repaired and rebuilt) to the condition required to be maintained by Section 7.1; provided, that the fair
                                       -----------  --------
market value, utility, remaining economic useful life and residual value of such System as restored is at least equivalent to the fair market value, utility, remaining economic useful life and residual value of such item as in effect immediately prior to the occurrence of such Casualty.

  SECTION XI.5.  [Intentionally Deleted.]
                  ---------------------

  SECTION XI.6.  Other Dispositions.  Notwithstanding the foregoing provisions
                 ------------------
of this Article XI, so long as a Lease Default shall have occurred and be
        ----------
continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this Article XI shall
                                                                ----------
be paid to Administrative Agent as security for the obligations of Lessee under this Lease, shall be invested by Administrative Agent in accordance with Section
                                                                         -------
19.17 in Permitted Investments and, if a Lease Event of Default is continuing,
-----
may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Default shall be continuing, such amount and gain thereon

                                                                        Lease

shall be paid promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

  SECTION XI.7.  Negotiations.  In the event any part of a System becomes
                 ------------
subject to condemnation or requisition proceedings, Lessee shall give notice thereof to Lessor and Administrative Agent promptly after Lessee has knowledge thereof, or Lessor shall give notice thereof to Lessee, as applicable, and Lessee, to the extent permitted by any Applicable Laws, shall control the negotiations with the relevant Governmental Authority unless a Lease Default shall have occurred and be continuing, in which case Lessor shall control such negotiations; provided, that in any event Lessor may participate at Lessor's
              --------
expense in such negotiations; and no settlement shall be made without Lessor's prior written consent, which consent shall not be unreasonably withheld or delayed. Lessee shall give to Lessor and Administrative Agent such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by Article IX
                                                                      ----------
and are in the possession of Lessee as are reasonably requested by Lessor or Administrative Agent.

  SECTION XI.8.  No Rent Abatement.  Rent shall not abate hereunder by reason of
                 -----------------
any casualty, any Event of Taking, any Event of Loss or any Condemnation of any System, and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such casualty, Event of Loss, Event of Taking or Condemnation until the Lease Supplement Termination Date(s) with respect to the affected System.

                                                                        Lease

                                  ARTICLE XII
                               NON-INTERFERENCE
                               ----------------

  SECTION XII.1.  Non-Interference.  Lessor covenants that it will not interfere
                  ----------------
in Lessee's use of any System subject to this Lease during the Lease Term, so long as no Lease Event of Default has occurred and is continuing, it being agreed that Lessee's remedies for breach of the foregoing covenant shall be limited to a claim for damages or the commencement of proceedings to enjoin such breach. Such right is independent of and shall not affect Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

  SECTION XII.2.  Certain Duties and Responsibilities of Lessor.  Except during
                  ---------------------------------------------
the continuance of a Lease Event of Default or a Loan Event of Default, Lessor undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Lease against Lessor, and Lessor agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with any System or any related Equipment or any other part of the Trust Estate in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein.

                                                                        Lease

                                 ARTICLE XIII
                            INSPECTION AND REPORTS
                            ----------------------

  SECTION XIII.1.  Inspection.  Upon fifteen (15) Business Days prior notice to
                   ----------
Lessee, each of Administrative Agent, Lessor, any Participant and their respective authorized representatives (the "Inspecting Parties") may inspect (a)
                                            ------------------
any System in a Qualified MAN or FCL and (b) the books and records of Lessee relating directly and primarily to any such System or Systems and make copies and abstracts therefrom. All such inspections shall be at the expense and risk of the Inspecting Parties, except that if a Lease Event of Default or Lease Default has occurred and is continuing, Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections and such inspection shall be at Lessee's risk. None of the Inspecting Parties shall have any duty to make any such inspection or inquiry, and none of the Inspecting Parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent, so long as no Lease Event of Default has occurred and is continuing at the time of inspection, such Inspecting Party causes damage to any System or any property of Lessee or any other Person during the course of such inspection.

  SECTION XIII.2.  Reports.  To the extent permissible under Applicable Laws,
                   -------
Lessee shall prepare and file in timely fashion, or, where Lessor shall be required to file, Lessee shall prepare and make available to Lessor and Administrative Agent within a reasonable time prior to the date for filing and Lessor shall file, any reports with respect to the condition or operation of the System and all related Equipment subject to a Lease Supplement that shall be required to be filed with any Governmental Authority.


                                  ARTICLE XIV

                            [INTENTIONALLY DELETED]

                                                                        Lease

                                  ARTICLE XV
                            LEASE EVENTS OF DEFAULT
                            -----------------------

  The occurrence of any one or more of the following events, whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute a "Lease Event of Default":
                                       ----------------------

  (a) Lessee shall fail to make any payment when due (i) of Base Rent and such failure shall continue for a period of five (5) Business Days, or (ii) in connection with the exercise of the Purchase Option or Sale Option;

  (b) Lessee shall fail to make any payment of any other amount payable hereunder or under any of the other Operative Documents (other than the Construction Agency Agreement) and such failure shall continue for a period of five (5) Business Days after such amount became due and payable;

  (c)  Lessee shall fail to maintain insurance as required by Section 9.1, or
                                                              -----------
Guarantor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed pursuant to
Section 6.6(a)(vi) of the Participation Agreement;

  (d) any representation or warranty by Lessee or Guarantor in any Operative Document or in any certificate or document delivered to Lessor, either Agent or any Participant pursuant to any Operative Document shall have been incorrect in any material respect when made;

  (e) Lessee or Guarantor shall fail in any material respect timely to perform or observe any covenant, condition or agreement (and not constituting an Event of Default under any other paragraph of this Article XV) to be performed or
                                             ----------
observed by it hereunder or under any other Operative Document and such failure shall continue for a period of thirty (30) days after the earlier to occur of:
(i) written notice thereof by Administrative

                                                                        Lease

Agent or any Participant to Lessee or Guarantor, or (ii) the date on which Lessee or Guarantor has Actual Knowledge thereof;

  (f) (i) any of Lessee, Guarantor, any Subsidiary that is a sublessee, assignee or transferee of any Leased Assets, or any Interested Subsidiary shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit or creditors, or shall consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business, or (ii) corporate action shall be taken by Lessee, Guarantor, any Subsidiary that is a sublessee, assignee or transferee of any Leased Assets, or any Interested Subsidiary for the purpose of effectuating any of the foregoing;

  (g) involuntary proceedings or an involuntary petition shall be commenced or filed against Lessee, Guarantor, any Subsidiary that is a sublessee, assignee or transferee of any Leased Assets or any Interested Subsidiary under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of Lessee, Guarantor, any Subsidiary that is a sublessee, assignee or transferee of any Leased Assets or any Interested Subsidiary or the appointment of a receiver, trustee, custodian or liquidator for Lessee, Guarantor, any Subsidiary that is a sublessee, assignee or transferee of any Leased Assets or any Interested Subsidiary or of a substantial part of the property, assets or business of Lessee, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of Lessee, Guarantor, any Subsidiary that is a sublessee, assignee or transferee of any Leased Assets or any Interested Subsidiary, and

                                                                        Lease

such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy, as the case may be;

  (h) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against Guarantor or any Subsidiary and such judgment or judgements remain undischarged, unbonded or unstayed for a period (during which execution shall be effectively stayed) of thirty (30) days; provided, that the aggregate of all such judgments exceeds
                  --------
$50,000,000;

  (i) any Operative Agreement shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease (or fail) to be the legally valid, binding and enforceable obligation of Lessee or Guarantor, as the case may be, or Lessee or Guarantor or any Affiliate of either of them shall, directly or indirectly, contest in any manner in any court the effectiveness, validity, binding nature or enforceability thereof;

  (j) (i) an event of default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of Lessee, Guarantor, any Subsidiary that is a sublessee, assignee or transferee of any Leased Assets, any Interested Subsidiary or any Principal Subsidiary that individually or in the aggregate exceeds $50,000,000 or (ii) any other event of default shall occur with respect to any Indebtedness that individually or in the aggregate exceeds $50,000,000;

  (k)  a Plan shall fail to maintain the minimum funding standard required by
Section 412(d) of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Plan is or shall have been terminated or the subject of termination proceedings under ERISA, or the Borrower or an ERISA Affiliate has incurred a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events a Material Adverse Effect; and

                                                                        Lease

  (l)  there shall have occurred a Change in Control.


                                  ARTICLE XVI
                                  ENFORCEMENT
                                  -----------

  SECTION XVI.1.  Remedies.  If any Lease Event of Default exists, Lessor shall
                  --------
have the rights, options and remedies of a secured party under the UCC (regardless of whether the UCC or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted), and, without limiting the foregoing, Lessor also may exercise in any order one or more or all of the following remedies (it being understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute): (i) terminate this Lease by notice in writing to Lessee, but Lessee shall remain liable as hereinafter provided; (ii) declare the entire outstanding Lease Balance or any portion thereof (including any Lease Supplement Balance) to be due and payable, together with accrued unpaid Rent and any other amounts payable under the Operative Documents; (iii) enforce the security interest given hereunder pursuant to the UCC or any other law; (iv) enter upon the premises where any of the Equipment comprising one or more Systems may be and take possession of all or any of such Equipment; (v) proceed by appropriate court action or actions either at law or in equity to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; and (vi) require Lessee to return the Systems and any or all related Equipment as provided in Section 4.6.
                         -----------

                                                                        Lease

  Notwithstanding the foregoing,

     (a)  if any Lease Event of Default described in Article XV exists, Lessor
                                                ----------
   (at the direction of the Required Entities) may, by notice to Lessee, declare the then outstanding Lease Balance or any portion thereof (including any Lease Supplement Balance) to be due and payable together with the interest component of all accrued unpaid Rent and any other amounts accrued and payable under the Operative Documents; and

     (b)  if any Lease Event of Default described in Section (f) or (g) of
                                                     -----------    ---
   Article XV exists, then the entire outstanding Lease Balance and all
   ----------
   accrued Rent and other amounts payable under the Operative Documents shall automatically and immediately become due and payable, without presentment, demand, notice, declaration, protest or other requirements of any kind, all of which are hereby expressly waived.

  SECTION XVI.2.  Sale of Systems.  In addition to the remedies set forth in
                  ---------------
Section 16.1, if any Lease Event of Default occurs, Lessor may, but is not
------------
required to, sell the Systems and any or all related Equipment in one or more sales. Lessor or any Participant may purchase all or any part of the Equipment at such sale. Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of such Equipment, or at public or private auction, are all commercially reasonable. Any notice of intended disposition by Lessor required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition.

  SECTION XVI.3.  Application of Proceeds.  The proceeds of such sale or
                  -----------------------
exercise of other remedies shall be applied first in the order set forth in
Section 3.3 of the Loan Agreement and then in the order set forth in Section 3.3 of the Trust Agreement. If there is a deficiency in any amounts due hereunder after Lessor has exercised remedies, Lessee will promptly pay the same to Lessor.

                                                                        Lease

  SECTION XVI.4.  Power of Attorney.  Lessee unconditionally and irrevocably
                  -----------------
appoints Lessor as its true and lawful attorney-in-fact, with full power of substitution, to the extent permitted by Applicable Laws, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery hereunder, if a Lease Event of Default occurs, whether pursuant to foreclosure or power of sale or otherwise, and in connection therewith to execute and deliver all such deeds, bills of sale, assignments, releases (including releases of this Lease on the records of any Governmental Authority) and other proper instruments as Lessor may reasonably consider necessary or appropriate. Lessee ratifies and confirms all that such attorney or any substitute shall lawfully do by virtue hereof. If requested by Lessor or any purchaser, Lessee shall ratify and confirm any such lawful sale, assignment, transfer or delivery by executing and delivering to Lessor or such purchaser, all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

  SECTION XVI.5.  Remedies Cumulative; No Waiver; Consents.  To the extent
                  ----------------------------------------
permitted by, and subject to the mandatory requirements of, Applicable Laws, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be

                                                                        Lease

construed to be, a waiver of any future or subsequent Lease Default or Lease Event of Default. To the extent permitted by Applicable Laws, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Systems or any related Equipment in mitigation of Lessor's damages upon the occurrence of a Lease Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this Article XVI.
                    -----------


                                 ARTICLE XVII
                          RIGHT TO PERFORM FOR LESSEE
                          ---------------------------

  If Lessee shall fail to perform or comply with any of its agreements contained herein, Lessor may, but shall not be obligated to, on five (5) Business Days' prior notice to Lessee (except in the event of an emergency, in which case only one (1) Business Day's prior notice shall be required), perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of Lessor (including reasonable attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee to Lessor upon demand; provided, that in the case of an emergency Lessee shall permit
             --------
Lessor so to perform or comply on less than one Business Day's notice unless Lessee has a good faith reason not to permit Lessor to do so.

                                                                        Lease

                                 ARTICLE XVIII
                                 MISCELLANEOUS
                                 -------------

  SECTION XVIII.1.  Binding Effect; Successors and Assigns; Survival.  The terms
                    ------------------------------------------------
and provisions of this Lease, and the respective rights and obligations hereunder of Lessor, Lessee, Administrative Agent and the Participants shall be binding upon them and their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer any System or related Equipment or any interest therein in accordance with the provisions of the Operative Documents), and inure to their benefit and the benefit of their respective permitted successors, legal representatives and assigns.

  SECTION XVIII.2.  Severability.  Any provision of this Lease that shall be
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Laws, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

  SECTION XVIII.3.  Notices.  Unless otherwise specified herein, all notices,
                    -------
requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be delivered and shall be deemed to have been given in accordance with Section 9.3 of the Participation Agreement.

  SECTION XVIII.4.  Amendment; Complete Agreements.  Neither this Lease nor any
                    ------------------------------
of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification

                                                                        Lease

shall be sought. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document or the Letter. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

  SECTION XVIII.5.  Headings.  The Table of Contents and headings of the various
                    --------
Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

  SECTION XVIII.6.  Original Lease.  The single executed original of this Lease
                    --------------
containing the receipt of Lessor therefor on or following the signature page thereof shall be the "original executed counterpart" of this Lease. To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the "original executed counterpart".

  SECTION XVIII.7.  GOVERNING LAW.  THIS LEASE HAS BEEN DELIVERED IN, AND SHALL
                    -------------
IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT AS TO MATTERS RELATING TO THE CREATION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND THE EXERCISE OF REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY, AND

CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE APPLICABLE EQUIPMENT IS LOCATED.

  SECTION XVIII.8.  Discharge of Lessee's Obligations by its Affiliates.  Lessor
                    ---------------------------------------------------
agrees that performance of any of Lessee's obligations hereunder by one or more of its Affiliates or one or more permitted sublessees of the Equipment or any part thereof shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by Lessee, but no such performance shall excuse Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

  SECTION XVIII.9.  Liability of Trustee Limited.  The parties hereto agree that
                    ----------------------------
Shawmut Bank Connecticut, National Association, in its individual capacity (the "Bank"), shall have no personal liability whatsoever to Lessee or its respective
 ----
successors and assigns for any Claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that the Bank shall be liable
                                --------  -------
in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for liabilities that may result from the incorrectness of any representation or warranty expressly made by it in its individual capacity in Section 4.3 of the Participation Agreement or from the failure of the Bank to perform its covenants and agreements set forth in Section 6.2 of the Participation Agreement, or (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding proviso: (i) the Bank shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of the Bank to Lessee are solely nonrecourse obligations except to the extent that it has received payment from others; (iii) all such personal liability of the Bank is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Bank; and (iv) this Lease is executed and delivered by the Bank solely

                                                                        Lease

in the exercise of the powers expressly conferred upon it as Lessor under the Trust Agreement.

  SECTION XVIII.10.  Estoppel Certificates.  Each party hereto agrees that at
                     ---------------------
any time and from time to time during the Lease Term, it will promptly, but in no event later than fifteen (15) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser or lessee has signed a commitment letter or letter of intent to purchase or lease one or more Systems subject to a Lease Supplement or any part thereof or to purchase any Note or Certificate or to purchase shares of capital stock of an Interested Subsidiary or to merge or consolidate with or into Lessee), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Base Rent has been paid; (c) in the case of an estoppel certificate to be given by Lessee, whether or not there is any existing default by Lessee in the payment of Base Rent or any other sum of money hereunder, and whether or not there is any other existing Lease Default or Lease Event of Default with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) that such purchase, merger, transfer or lease does not constitute a Lease Default or Lease Event of Default; (e) other items that may be reasonably requested; provided, that no such items may be requested unless the requesting party
--------
has a good faith reason for such request; and (f) in the case of an estoppel certificate to be given by Lessor, whether or not title to a proposed or constructed Alteration will vest in Lessor in accordance with Section 7.3;
                                                              -----------
provided, that no such certificate may be requested unless the requesting
--------
party has a good faith reason for such request.

  SECTION XVIII.11.  No Joint Venture.  Any intention to create a joint venture
                     ----------------
or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

                                                                        Lease

  SECTION XVIII.12.  No Accord and Satisfaction.  The acceptance by Lessor of
                     --------------------------
any sums from Lessee (whether as Base Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless the Required Entities specifically deem it as such in writing.

  SECTION XVIII.13.  Successor Lessor.  Lessee agrees that, in the case of the
                     ----------------
appointment of any successor owner trustee pursuant to the terms hereof and of the Trust Agreement, such successor owner trustee shall, upon written notice by such successor owner trustee to Lessee, succeed to all the rights, powers and title of Lessor hereunder and shall be deemed to be Lessor for all purposes hereof and without in any way altering the terms of this Lease or Lessee's obligations hereunder. Such appointment and designation of a successor owner trustee shall not exhaust the right to appoint and designate further successor owner trustees pursuant to the Trust Agreement, but such right may be exercised repeatedly as long as this Lease shall be in effect.

  SECTION XVIII.14.  Survival.  The obligations of Lessee to be performed under
                     --------
this Lease prior to any Lease Supplement Termination Date shall survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, Administrative Agent, Lessee, the Certificate Purchasers or any other Indemnitee shall not affect such survival.

  SECTION XVIII.15.  Transfer of Systems to Lessee.  Whenever pursuant to any
                     -----------------------------
provision of this Lease, Lessor is required to transfer a System to Lessee or to an independent third party, such transfer shall be made at Lessee's expense by the bill of sale transfer of all of Lessor's right, title and interest in and to the Equipment on an "as is, where is, with all faults" basis free and clear of all Lessor Liens, and otherwise without recourse, representation or warranty of any kind, and together with the due assumption by Lessee (or such third party) of, and due release of Lessor from, all obligations relating to the Equipment or the Operative Documents. In connection with any such transfer to an

                                                                        Lease

independent third party, Lessee shall execute and deliver such documents as may be required to facilitate the transfer of the Systems. Any provision in this Lease or other Operative Document to the purchaser thereof to the contrary notwithstanding, Lessor shall not be obligated to make any such transfer until Lenders and the Certificate Purchasers have received all Rent and other amounts due and owing hereunder.

  SECTION XVIII.16.  Enforcement of Certain Warranties.
                     ---------------------------------

     (a) Unless a Lease Event of Default shall have occurred and be continuing, Lessor authorizes Lessee (directly or through agents), at Lessee's expense, to assert, during the Lease Term, all of Lessor's rights (if any) under any applicable warranty and any other claim that Lessee or Lessor may have under the warranties provided to Lessor in connection with the purchase of the Equipment, and Lessor agrees to cooperate, at Lessee's expense, with Lessee and its agents in asserting such rights. Any amount recovered by Lessee under any such warranties shall be paid to Lessee.

     (b)  Notwithstanding the foregoing provisions of this Section 18.16,
                                                           -------------
so long as a Lease Default shall have occurred and be continuing, any amount that would otherwise be retained by Lessee pursuant to Section 18.16(a) shall be
                                                       ----------------
paid to Lessor as security for the obligations of Lessee under this Lease, shall be invested by Lessor in accordance with Section 18.17 in Permitted Investments
                                         -------------
and, if a Lease Event of Default is continuing, may be applied to the obligations of Lessee hereunder, and, at such time thereafter as no Lease Default shall be continuing, such amount and gain thereon shall be paid promptly to Lessee to the extent not previously applied in accordance with the terms of this Lease.

  SECTION XVIII.17.  Investment of Security Funds.  Any amounts not payable to
                     ----------------------------
Lessee and paid to or retained by Lessor pursuant to any provision hereof solely because a Lease Event of Default or Lease Default shall have occurred and be continuing or because Lessee shall not have performed in full its obligations under Article XI shall be held by Lessor as security for the obligations of
      ----------
Lessee under this Lease and the other Operative Documents. At such time as no Lease Event of Default or Lease Default, or

                                                                        Lease

failure to perform shall be continuing, such amounts, net of any amounts previously applied to Lessee's obligations hereunder or under any other Operative Documents, shall be paid to Lessee. Any such amounts which are held pending payment to Lessee or application hereunder shall be invested by Lessor (or Administrative Agent) as directed from time to time in writing by Lessee (provided, however, if a Lease Event of Default has occurred and is
--------  -------
continuing, such investment will be directed by Lessor), and at the expense and risk of Lessee, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied from time to time in the same manner as the principal invested. Lessee will promptly pay to Lessor on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment), such amount to be held, paid and applied in the same manner as other amounts subject to this Section 18.17.
                              -------------


                           [signature page follows]

  IN WITNESS WHEREOF, the undersigned have each caused this Lease to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                    SHAWMUT BANK CONNECTICUT, NATIONAL
                                    ASSOCIATION,
                                    not in its individual capacity except as expressly stated herein, but solely as Certificate Trustee, as Lessor



                                    By_____________________________
                                    Name:   Robert L. Reynolds
                                    Title:  Vice President



                                    ELECTRIC LIGHTWAVE, INC.,
                                    as Lessee


                                    By______________________________
                                    Name:   Robert J. DeSantis
                                    Title:  Chief Financial Officer

                                 RECEIPT FOR COUNTERPART NO. 1

                                 SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Administrative Agent



  By_____________________________
  Name:   Robert L. Reynolds
  Title:  Vice President

                                                            Lease


                                                            EXHIBIT A
                                                                TO
                                                               LEASE



                           FORM OF LEASE SUPPLEMENT

  THIS LEASE SUPPLEMENT dated  April 28, 1995 (this "Lease Supplement") is
                                                     ----------------
between Shawmut Bank Connecticut, National Association, not in its individual capacity, except as expressly stated herein, but solely as Certificate Trustee under the Trust Agreement, as Lessor (the "Lessor"), and ELECTRIC LIGHTWAVE,
                                           ------
INC., a Delaware corporation, as Lessee (the "Lessee");
                                              ------


                             W I T N E S S E T H:
                                 -------------------

  WHEREAS, Lessee and Lessor have heretofore entered into that certain Lease dated as of April 28, 1995 (as amended, supplemented, or otherwise modified from time to time, the "Lease"). Unless otherwise defined herein, capitalized terms
                   -----
used herein shall have the meanings specified in the Lease; and

  WHEREAS, the Lease provides for the execution and delivery of a Lease Supplement on the Document Closing Date substantially in the form hereof for the purpose of confirming the acceptance and lease of certain Equipment, specifying the Rent applicable to such Equipment and setting forth certain other matters, all as required pursuant to the Lease;

  NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:


=================================================================

  TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY

                                                                Lease Supplement

INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE "ORIGINAL EXECUTED COUNTERPART NO. 1", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY ADMINISTRATIVE AGENT ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.

THIS COUNTERPART IS [NOT] THE ORIGINAL EXECUTED COUNTERPART NO. 1.

                                                                Lease Supplement

  1.  Systems Subject to Lease Supplement.  All Systems located in [identify
      -----------------------------------
metropolitan area] that the Lessor has had constructed for its benefit pursuant to the Construction Agency Agreement shall become, upon satisfaction or waiver of the conditions set forth in Article III of the Participation Agreement, subject to the terms and conditions of this Lease Supplement and the Lease.

  2.  Base Term.  The Base Term of this Lease Supplement shall commence on the
      ---------
initial Delivery Date, as evidenced by a Certificate of Acceptance for Systems subject to this Lease Supplement, and shall end on the third anniversary of such initial Delivery Date.

  3.  Renewal Terms and Lessor's Cost.  With respect to the Systems covered by
      -------------------------------
this Lease Supplement, Lessee shall have up to four one-year renewal options that may be exercised pursuant, and subject, to Section 4.1 of the Lease; provided that no such renewal option may extend beyond April 30, 2002 and the
--------
final renewal option may have a term of less than one year if necessary to comply with this requirement.

  4.  Confirmation.  Lessee hereby confirms its agreement, in accordance with
      ------------
the Lease as supplemented by this Lease Supplement to pay Rent to Lessor for the Equipment leased hereunder. Nothing herein shall reduce Lessee's obligation to make all other payments required under the Lease, including those payments to be made on the last day of the Lease Term pursuant to Article IV of the Lease.

  5.  Incorporation into Lease.  This Lease Supplement shall be construed in
      ------------------------
connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease, as supplemented by this Lease Supplement, shall be and remain in full force and effect.

  6.  References.  Any and all notices, requests, certificates and other
      ----------
instruments executed and delivered concurrently with or after the execution and delivery of this Lease Supplement may refer to the "Lease, dated as of April 28, 1995", or may identify the Lease in any other respect without making specific reference

                                                                Lease Supplement

to this Lease Supplement, but nevertheless all such references shall be deemed to include this Lease Supplement, unless the context shall otherwise require.

  7.  Counterparts.  This Lease Supplement may be executed in any number of
      ------------
counterparts, each executed counterpart constitute an original but all together one and the same instrument.

  8. Governing Law.  THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN, AND SHALL IN
     -------------
ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.


                           [signature page follows]

  IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed and delivered on the day and year first above written.



                                    SHAWMUT BANK CONNECTICUT, NATIONAL
                                    ASSOCIATION, not in its individual capacity except as expressly stated herein, but solely as Certificate Trustee, as Lessor


                                    By___________________________
                                    Name:  Robert L. Reynolds
                                    Title: Vice President



                                    ELECTRIC LIGHTWAVE, INC., as Lessee


                                    By___________________________
                                    Name:   Robert J. DeSantis
                                    Title:  Chief Financial Officer

================================================================================



                                LOAN AGREEMENT
                  (Electric Lightwave, Inc. Trust No. 1995-A)


                          dated as of April 28, 1995


                                     among


                           SHAWMUT BANK CONNECTICUT,
                             NATIONAL ASSOCIATION,
                   not in its individual capacity but solely
                    as Certificate Trustee under the Trust
                   Agreement for the Certificate Purchasers
                          named therein, as Borrower,


                           SHAWMUT BANK CONNECTICUT,
                             NATIONAL ASSOCIATION,
                   not in its individual capacity but solely
                            as Administrative Agent


                                      and


                       THE PERSONS NAMED ON SCHEDULE I,
                                  as Lenders


================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                         Page
                                                                         ----

                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1.  Defined Terms............................................     1
SECTION 1.2.  Other Definitional Provisions............................     1

                                  ARTICLE II
                       AMOUNT AND TERMS OF COMMITMENTS;
                       REPAYMENT AND PREPAYMENT OF LOANS

SECTION 2.1.  Commitment; Term.........................................     2
SECTION 2.2.  Notes....................................................     2
SECTION 2.3.  Procedure for Borrowing..................................     3
SECTION 2.4.  Prepayments and Lease Termination Payments...............     3
SECTION 2.5.  Reserved.................................................     4
SECTION 2.6.  Interest Rates...........................................     4
SECTION 2.7.  Determination of Interest Rate...........................     4
SECTION 2.8............................................................     5
SECTION 2.9.  Pro Rata Treatment among Loans...........................     5
SECTION 2.10.  Payment from Trust Estate Only..........................     5
SECTION 2.11.  Illegality..............................................     6
SECTION 2.12.  Other Costs; Increased Costs............................     6

                                  ARTICLE III
                RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME
                             FROM THE TRUST ESTATE

SECTION 3.1.  Rent Distribution........................................    10
SECTION 3.2.  Distribution of Mandatory Prepayments and Other Amounts..    11
SECTION 3.3.  Distribution of Payments After Loan Event of Default.....    12
SECTION 3.4.  Other Payments...........................................    13
SECTION 3.5.  Distribution to Certificate Purchasers...................    14
SECTION 3.6.  Distribution of Excluded Amounts.........................    14
SECTION 3.7.  Supplemental Rent........................................    14
SECTION 3.8.  Guaranty Payments........................................    14

                               TABLE OF CONTENTS
                               -----------------
                                  (CONTINUED)

                                                                         Page
                                                                         ----

                                  ARTICLE IV
                             CONDITIONS PRECEDENT


                                   ARTICLE V
                       AFFIRMATIVE COVENANTS OF BORROWER

 SECTION 5.1.  Performance by Borrower..............................       15
 SECTION 5.2.  Waiver by Borrower...................................       15

                                 ARTICLE VI
                       LOAN EVENTS OF DEFAULT; REMEDIES

SECTION 6.1.  Loan Events of Default................................       15
SECTION 6.2.  Remedies..............................................       17

                                  ARTICLE VII
                                 MISCELLANEOUS

SECTION 7.1.  Amendments and Waivers................................       19
SECTION 7.2.  Notices...............................................       19
SECTION 7.3.  Successors and Assigns; Transfers and Participations..       19
SECTION 7.4.  Adjustments...........................................       19
SECTION 7.5.  Counterparts..........................................       20
SECTION 7.6.  GOVERNING LAW.........................................       20
SECTION 7.7.  Survival and Termination of Agreement.................       20
SECTION 7.8.  Entire Agreement......................................       20
SECTION 7.9.  Severability..........................................       21
SECTION 7.10. Limitations of Borrower's Liability...................       21
SCHEDULE I    Lenders
EXHIBIT A     Form of Note

  THIS LOAN AGREEMENT (Electric Lightwave, Inc. Trust No. 1995-A) (this "Loan
                                                                         ----
Agreement") is entered into as of April 28, 1995 among SHAWMUT BANK CONNECTICUT,
---------
NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as Certificate Trustee under the Trust Agreement of even date herewith with the Persons listed on Schedule I thereto (the "Borrower");
                                                                  --------
SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent; and the Persons named on Schedule I hereto, as Lenders.
                                                  ----------

                                 W I T N E S S E T H:
                                 -------------------

  WHEREAS, pursuant to the Participation Agreement, the Construction Agency Agreement and the Lease, on each Advance Date Borrower desires to pay for the purchase, construction or installation of Equipment to comprise one or more Systems, or to pay certain Transaction Costs and the Arrangement Fee related thereto, and to lease the Systems to Lessee pursuant to the Lease, all as more particularly described in the Participation Agreement of even date herewith and in each of the other Operative Documents; and

  WHEREAS, Borrower desires to borrow from Lenders all or a portion of the cost of the acquisition and construction of the Equipment and all or a portion of the Transaction Costs and the Arrangement Fee;

  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

  SECTION I.1.  Defined Terms.  The capitalized terms used herein and not
                -------------
otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement (Electric Lightwave, Inc. Trust No. 1995-A) dated as of the date hereof among Electric Lightwave, Inc., Citizens Utilities Company, Borrower, the Agents, the Lenders identified therein and the

                                                                  Loan Agreement


Certificate Purchasers identified therein (the "Participation Agreement") for
                                                -----------------------
all purposes hereof.

  SECTION I.2.  Other Definitional Provisions.  Unless otherwise specified
                -----------------------------
therein, all terms defined in this Loan Agreement shall have such defined meanings when used in the Notes or any certificate or other document made or delivered pursuant hereto.

                                  ARTICLE II
                       AMOUNT AND TERMS OF COMMITMENTS;
                       REPAYMENT AND PREPAYMENT OF LOANS

  SECTION II.1.  Commitment; Term.  Subject to the terms and conditions hereof
                 ----------------
and of the Participation Agreement, each Lender severally agrees to make term loans to Borrower ("Loans") on each Advance Date and, during a Construction
                    -----
Period, on any Payment Date on which interest shall be capitalized, in an aggregate principal amount not to exceed, for all dates on which Loans are made, the amount of such Lender's Commitment. LIBO Rate Loans shall be made by each Lender at its LIBOR Office. The term of this Loan Agreement shall expire on the Final Maturity Date.

  SECTION II.2.  Notes.  (a)  The Loans made by each Lender shall be evidenced
                 -----
by a Note of Borrower, substantially in the form of Exhibit A hereto, with
                                                    ---------
appropriate insertions as to payee and principal amount, payable to the order of such Lender and in a principal amount equal to the aggregate principal amount of the Commitment of such Lender, or such lesser amount, from time to time, of the Loan or Loans, as the case may be, made by such Lender and evidenced by such Note. Each Note shall (i) be dated the Document Closing Date, (ii) be stated to mature on the Final Maturity Date, (iii) have attached a grid for the purpose of evidencing all of the Loans (including accruals and payments of interest thereon) made by such Lender, and (iv) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Section 2.6.
                                                              -----------

                                                                  Loan Agreement


  (b) Upon the consummation of each Advance, each Lender shall make a notation on the grid attached to such Lender's Note indicating the amount of the Loan advanced by such Lender on such Advance Date. Each Lender is also hereby authorized to record the date and amount of each Advance made by such Lender, each continuation or conversion thereof, the length of each Interest Period with respect thereto and the date and amount of each payment of principal and/or interest relating thereto, on the grid attached to each Note held by such Lender, and any such recordation shall constitute prima facie evidence of the
                                                  ----- -----
accuracy of the information so recorded; provided, that the failure to make any
                                         --------
such recordation or any error in such recordation shall not affect the obligation of Certificate Trustee under such instrument or the corresponding obligation of Lessee to pay Rent. In addition, on each Payment Date during any Construction Period, each Lender shall make a notation on the grid attached to such Lender's Note indicating the amount of Capitalized Interest accruing on such Lender's Note during the Interest Period ending on such Payment Date (which Capitalized Interest shall thereby be added to the principal amount of such
Note).

  SECTION II.3.  Procedure for Borrowing.  (a)  Subject to the terms and
                 -----------------------
conditions of the Participation Agreement and this Loan Agreement, Borrower shall borrow under the Commitments on each Advance Date upon receipt by Administrative Agent from Lessee of an Advance Request in accordance with
Section 2.5(a) of the Participation Agreement.

  (b) Administrative Agent shall notify each Lender of Administrative Agent's receipt of any Advance Request on the date of such receipt. Each Lender will make the amount of its pro rata share of the Advance available to Administrative Agent for the account of Borrower at the office of Administrative Agent referred to in Section 7.2 prior to 1:00 p.m., Hartford, Connecticut time, on the
      -----------
scheduled Advance Date in funds immediately available to Administrative Agent. The proceeds of all such Loans will then be made available to Borrower by Administrative Agent by crediting the account of Borrower on the books of Administrative Agent, or

                                                                  Loan Agreement


such other account of Borrower as shall have been designated by Borrower to Administrative Agent, with the aggregate of the amounts made available by the Lenders in like funds as received by Administrative Agent.

  SECTION II.4.  Prepayments and Lease Termination Payments.  Borrower shall
                 ------------------------------------------
repay in full the unpaid principal amount of each Loan (including any Additional Costs) upon the Final Maturity Date therefor, except with respect to the aggregate of all amounts that Borrower is not required to pay pursuant to the proviso of clause (a) below. No principal amortization of the Loans will be
           ----------
required prior to the Stated Maturity thereof, except as follows:

    (a) on any Lease Supplement Termination Date, Borrower shall prepay a portion of the aggregate outstanding principal amount of the Loans that is equal to the Lease Supplement Balance being repaid, together with interest accrued to the date of such prepayment on the principal amount so prepaid, plus an amount equal to the amount paid by Lessee pursuant to Section 9.11(c) of the Participation Agreement or pursuant to clause (d) of the definition of
                                                ----------
  "Purchase Option Exercise Amount;" provided, that if such Lease Supplement
                                     --------
  Termination Date results from Lessee's exercise of the Sale Option in respect of such Lease Supplement, the aggregate amount paid pursuant to such exercise shall not exceed the sum of the Recourse Sale Proceeds plus the Guaranteed Residual Payment plus any amount payable under Section 7.4 of the Participation Agreement and Sections 3.1 (ii) and 4.5(d) of the Lease, each in respect of such Lease Supplement being terminated; and

    (b) upon the occurrence of an Event of Taking or an Event of Loss that has resulted in Lessee exercising its Purchase Option pursuant to Section 11.3(a)(i) of the Lease, Borrower shall prepay a portion of the aggregate outstanding principal amount of the Loans that is equal to the Lease Supplement Balance with respect to the System or Systems suffering such Event of Taking or Event of Loss, together

                                                                  Loan Agreement


  with interest accrued to the date of such prepayment on the principal amount so prepaid.

  SECTION II.5.  Reserved.
                 --------

  SECTION II.6.  Interest Rates.  Pursuant to an appropriately delivered Advance
                 --------------
Request or Continuation/Conversion Request, Borrower may elect that the Loans accrue interest at a rate per annum:

    (a) on that portion maintained from time to time as an Alternate Base Rate Loan, equal to the Alternate Base Rate from time to time in effect;

    (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the LIBO Rate from time to time in effect.

Interest accrued on each Loan (other than Capitalized Interest) shall be payable in arrears on each Payment Date.

  If all or a portion of the principal amount of or interest on the Notes shall not be paid when due (whether at the Stated Maturity thereof, by acceleration or otherwise), such overdue amount shall, without limiting the rights of any Lender under Section 6.2, bear interest at the Overdue Rate, in each case from the date
      -----------
first due until paid in full (as well after as before judgment).

  SECTION II.7.  Determination of Interest Rate.  (a)  During such time as a
                 ------------------------------
LIBO Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a 360 day year and the actual days elapsed. During such time as the Alternate Base Rate applies to any of the Notes, interest in respect of such Notes shall be calculated on the basis of a 365 (or 366, as applicable) day year and the actual number of days elapsed. Administrative Agent, solely in reliance upon information furnished to it by Information Agent, shall as soon as practicable, but in no event later than 12:00 noon, Hartford,

                                                                  Loan Agreement


Connecticut time, one (1) Business Day prior to the effectiveness of each LIBO Rate, notify Borrower, Lessee and the Participants of such LIBO Rate and the corresponding Yield. Administrative Agent, solely in reliance upon information furnished to it by Information Agent, shall from time to time, as necessary, notify Borrower, Lessee and the Participants of the Alternate Base Rate and the corresponding Yield. Any change in the interest rate on the Loan or Yield on the Certificates resulting from a change in the Applicable Margin shall become effective as of the opening of business on the day on which such Applicable Margin changes as provided herein.

  (b) Each determination of an interest rate pursuant to any provision of this Loan Agreement and the determination of the corresponding Yield shall be conclusive and binding on Borrower, Lessee and the Participants in the absence of manifest error.

  SECTION II.8.  Reserved.
                 --------

  SECTION II.9.  Pro Rata Treatment among Loans.  Except as otherwise expressly
                 ------------------------------
set forth in Article III, each payment (including each prepayment) by Borrower
             -----------
on account of principal of and interest on the Loans shall be made pro rata among the Loans of the same type and, if applicable, having the same Interest Period. Administrative Agent shall apply any prepayments in reduction of Loans so that Borrower's funded losses under Section 2.12(h) are minimized. All
                                       ---------------
payments (including prepayments) to be made by Borrower hereunder and under the Notes shall be made without set-off or counterclaim and shall be made to Administrative Agent, for the account of the Lenders, at Administrative Agent's office referred to in Section 7.2, in lawful money of the United States of
                      -----------
America and in immediately available funds. Administrative Agent shall distribute such payments to each Lender to its LIBOR Office, promptly upon receipt in like funds as received.

  SECTION II.10.  Payment from Trust Estate Only.  All payments to be made by
                  ------------------------------
Borrower in respect of the Loans and this Loan Agreement shall be made only from the income and the proceeds from

                                                                  Loan Agreement


the Trust Estate and only to the extent that Borrower shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Article III. Each Lender agrees that it will look
                             -----------
solely to the income and proceeds from the Trust Estate to the extent available for distribution to such Lender as herein provided and that none of Borrower, any Certificate Purchaser or Administrative Agent is or shall be personally liable to any Lender for any amount payable hereunder or under any Note.

  SECTION II.11.  Illegality.  (a)  Notwithstanding any other provision herein,
                  ----------
if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any LIBO Rate Loan or to give effect to its obligations as contemplated hereby with respect to any LIBO Rate Loan, then, by written notice to Lessee, Borrower and Administrative Agent, such Lender may:

    (i) declare that such LIBO Rate Loans will not thereafter be made by such Lender hereunder, whereupon any request by Lessee for an Advance bearing interest with reference to the LIBO Rate shall, as to such Lender only, be deemed a request for an Advance bearing interest with reference to the Alternate Base Rate (or for a conversion thereto pursuant to Section 2.5(i) of the Participation Agreement) unless such declaration shall be subsequently withdrawn; and

    (ii) require that all outstanding LIBO Rate Loans made by it be converted to Alternative Base Rate Loans, in which event all such LIBO Rate Loans shall automatically be converted to Alternative Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below.
                                     -------------

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the LIBO Rate Loans that would have been made by such Lender or the converted LIBO Rate

                                                                  Loan Agreement


Loans of such Lender shall instead be applied to repay the Alternative Base Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such LIBO Rate Loans.

  (b) For purposes of this Section 2.11, a notice to Lessee by any Lender
                           ------------
shall be effective as to each LIBO Rate Loan, if lawful, on the last day of the Interest Period currently applicable to such LIBO Rate Loan; in all other cases such notice shall be effective on the date of receipt by Lessee, the Borrower and Administrative Agent.

  SECTION II.12.  Other Costs; Increased Costs.  (a)  LIBOR Reserve Adjustment.
                  ----------------------------        ------------------------
It is understood that the cost to each Lender of making or maintaining any of the LIBO Rate Loans may fluctuate as a result of the applicability of reserve requirements imposed by the Board of Governors of the Federal Reserve System at the ratios provided for in Regulation D thereof. Borrower agrees to pay to each of the Lenders from time to time as Supplemental Rent such amounts as shall be necessary to compensate such Lender for the portion of the cost of making or maintaining LIBO Rate Loans resulting from any such reserve requirements provided for in Regulation D.

  (b)  Indemnification for Charges.  Notwithstanding any other provision herein,
       ---------------------------
if after the date of this Loan Agreement any change in applicable law or regulation (including, without limitation, Regulation D) or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any LIBO Rate Loan or Alternative Base Rate Loan made by such Lender or any fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender and franchise taxes imposed on it by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify, or deem applicable any reserve, special deposit, or similar requirement against assets of, deposits with or for the account of

                                                                  Loan Agreement


or credit extended by such Lender, or shall impose on such Lender or the London interbank market any other condition affecting this Loan Agreement or any LIBO Rate Loan or Alternative Base Rate Loan made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBO Rate Loan or Alternative Base Rate Loan or to reduce the amount of any sum received or receivable by such Lender hereunder or under the Notes (whether of principal, interest, or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

  (c)  Capital Adequacy.  If any Lender shall have determined that the adoption
       ----------------
after the date hereof of any law, rule, regulation, or guideline regarding capital adequacy, or any change in any existing law, rule, regulation, or guideline regarding capital adequacy or in the interpretation or administration of any of the foregoing by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                                                                  Loan Agreement


  (d)   Lender's Certificate.  A certificate of a Lender setting forth such
        --------------------
amount or amounts as shall be necessary to compensate such Lender as specified in clauses (a), (b), and (c) above, as the case may be, and all of the relevant
   -----------  ---      ---
factors and the calculations supporting such amount or amounts, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered by it within ten (10) days after the receipt of the same.

  (e)  Limitation on Increased Costs.  Notwithstanding the provisions of clauses
       -----------------------------                                     -------
(a), (b) and (c), above, to the contrary, no Lender shall be entitled to demand
---  ---     ---
compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital to the extent that such compensation relates to any period of time prior to the date upon which such Lender first notified the Borrower of the occurrence of the event entitling such Lender to such compensation (unless, and to the extent, that any such compensation so demanded shall relate to the retroactive application of any event so notified to the Borrower required by any governmental authority, central bank or comparable agency).

  (f)  Transfers.  If any Lender shall have delivered a notice or certificate
       ---------
pursuant to clause (d) above or shall have exercised its rights under Sections
            ----------                                                --------
2.11(a)(i) or (ii), Lessee shall have the right, at its own expense, to notify
----------    ----
Certificate Trustee, on behalf of Certificate Purchasers, to require such Lender to (i) terminate its Commitment or (ii) transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 6.3 of the Participation Agreement) all or a portion of its interest, rights and obligations under this Loan Agreement to another financial institution which shall assume such obligations; provided, that (A) no such termination or
                               --------
assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (B) the Borrower or the assignee, as the case may be, shall pay to the affected Lender in immediately available funds on the date of such termination or assignment the principal of and interest accrued to

                                                                  Loan Agreement


the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder.

  (g)  Non-United States Persons.  Each Lender that is not a United States
       -------------------------
Person as such term is defined in(S) 7701(a)(30) of the Code (a "United States
                                                                -------------
Person") shall complete and deliver to Borrower, prior to the date on which the
------
first payment to such Lender is due hereunder, a duly certified Internal Revenue Service Form 1001 in duplicate claiming that it is entitled to complete exemption from United States withholding tax under an income tax treaty to which the United States is a party or a duly certified Internal Revenue Service Form 4224 in duplicate claiming that the payments of interest and the return of the principal amount of Loans, including Capitalized Interest to be received under this Loan Agreement are effectively connected with the conduct of a trade or business of such Lender in the United States, as appropriate. Each Lender further agrees to complete and deliver to Borrower from time to time as required by Applicable Law any successor or additional form or certificate required by the Internal Revenue Service in order to secure complete exemption from United States withholding tax. If for any reason during the term of this Loan Agreement, a Lender becomes unable to submit the forms or certificate referred to above or the information or representations contained therein is no longer accurate in any material respect, such Lender shall notify Administrative Agent and Borrower in writing to that effect.

  (h)  Funding Losses.  If (i) Borrower makes any payment (including a
       --------------
prepayment) of principal with respect to any LIBO Rate Loan (pursuant to any provision of this Loan Agreement or otherwise) on any day other than the last day of the Interest Period applicable thereto, or (ii) Borrower shall default in payment when due of the principal amount of or interest on any Note, or (iii) Borrower fails to borrow, convert to or continue any LIBO Rate Loan after notice has been given to any Lender in accordance with Section 2.12(i), Borrower shall
                                                ---------------
reimburse each Lender on demand for any resulting loss or reasonable expense incurred by it (or by any existing or prospective participant in the related
Loan), including (without limitation) any loss

                                                                  Loan Agreement


incurred in obtaining, liquidating or employing deposits from third parties; provided, that such Lender shall have delivered to Borrower a certificate as
--------
to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error. Without limiting the effect of the preceding sentence, such reimbursement shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or not borrowed, converted or continued for the period from the date of such payment, prepayment, or failure to borrow, convert or continue to the last day of the then current Interest Period for such LIBO Rate Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period for such LIBO Rate Loan which would have commenced on the date specified for such borrowing, conversion or continuation) at the applicable rate of interest for such LIBO Rate Loan provided for herein over (ii) the interest
                                                        ----
component of the amount such Lender (or any corporation controlling such Lender) would have bid in the London interbank market for U.S. Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

  (i)  Alternative Base Rate Loans Substituted for Affected LIBO Rate Loans.  If
       --------------------------------------------------------------------
(i) any Lender has demanded compensation under Section 2.12(b), and Borrower, by
                                               ---------------
at least five (5) Business Days' prior notice to such Lender through Administrative Agent, shall have elected that the provisions of this Section
                                                                     -------
2.12(i) shall apply to such Lender, or (ii) the obligation of any Lender to make
-------
LIBO Rate Loans has been suspended pursuant to Section 2.11, then, unless and
                                               ------------
until such Lender notifies Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

    (a) all Loans which would otherwise be made by such Lender as LIBO Rate Loans shall be made instead as Loans bearing interest at the Alternate Base Rate (on which interest shall be payable contemporaneously with the related LIBO Rate Loans of the other Lenders), and

                                                                  Loan Agreement


    (b) after each of its LIBO Rate Loans has been repaid, all payments of principal which would otherwise be applied to repay such LIBO Rate Loans shall be applied to repay its Loans bearing interest at the Alternate Base Rate instead.


                                  ARTICLE III
                RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME
                             FROM THE TRUST ESTATE

  SECTION III.1.  Rent Distribution.  (a)  Except as otherwise provided in
                  -----------------
Section 3.3, each payment of Base Rent under the Lease as well as any payment of
-----------
interest on overdue installments of Base Rent under the Lease, and any other monies paid over by Lessee or Borrower to Administrative Agent for such purpose, shall be distributed as promptly as possible (it being understood that any payments of Base Rent received by Administrative Agent under the Lease on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) in the following order of priority:

    first, an amount equal to the aggregate amount of the payment of interest
    -----
  (as well as any interest on (to the extent permitted by Applicable Laws) overdue interest) then due shall be distributed and paid to the Lenders;

    second, an amount equal to the aggregate amount of the payment of principal
    ------
  then due shall be distributed and paid to the Lenders, pro rata among the Lenders, without priority of one such Lender over the other, in the proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes; and

    third, the balance, if any, of such payment remaining thereafter shall be
    -----
  distributed at Borrower's direction in accordance with Section 3.2(b) of the Trust Agreement.

                                                                  Loan Agreement


  (b)  Except as otherwise provided in Section 3.3, the amounts, if any, from
                                       -----------
time to time received by Administrative Agent which constitute payments of Supplemental Rent shall be paid to or upon the order of the Person owed the same.

  SECTION III.2.  Distribution of Mandatory Prepayments and Other Amounts.
                  -------------------------------------------------------

  (a)  Except as otherwise provided in Section 3.2(b) and Section 3.3, the
                                       --------------     -----------
amount of any prepayment and other amounts received pursuant to Section 2.4
                                                                -----------
shall in each case be distributed and paid in the following order of priority:

    first, an amount equal to the aggregate unpaid principal, and accrued
    -----
  interest on, the outstanding Notes, together with the other amounts required to be paid by Borrower pursuant to Section 2.4 (other than Excluded Amounts),
                                     -----------
  shall be distributed and paid to the Lenders pro rata among the Lenders; and

    second, the balance, if any, of such payment remaining thereafter shall be
    ------
  distributed at Borrower's direction in accordance with Section 3.2(d) of the Trust Agreement.

  (b)  Except as otherwise provided in Section 3.3, any amounts received
                                       -----------
directly or through Lessee from any insurer or from any Governmental Authority in connection with an Event of Loss or an Event of Taking, to the extent that such amounts are not at the time required to be paid to Lessee pursuant to the Lease, shall, except as otherwise provided in the next sentence, be held and distributed on the Payment Date referred to in Section 11.1(a) of the Lease in accordance with Section 3.2(a). Any portion of any such amount referred to in
                --------------
the preceding sentence which is not required to be so paid to Lessee pursuant to the Lease solely because a Lease Default shall have occurred shall be held by Administrative Agent as security for the obligations of Lessee under the Lease and the other Operative Documents and invested in Permitted Investments, and at such time as there shall not be continuing any such Lease Default, such portion shall be paid to

                                                                  Loan Agreement


Lessee, unless Administrative Agent (as assignee of Borrower) shall have theretofore declared the Lease to be in default pursuant to Section 16.1 of the Lease, in which event such portion shall be distributed forthwith upon such declaration in accordance with the provisions of Section 3.3.
                                                 -----------

  SECTION III.3.  Distribution of Payments After Loan Event of Default.
                  ----------------------------------------------------

  (a)  Except as otherwise required in Section 3.4(b), all payments received and
                                       --------------
amounts realized by Administrative Agent after a Loan Event of Default shall have occurred and be continuing, as well as all payments or amounts then held or thereafter received by Administrative Agent as part of the Trust Estate while such Loan Event of Default shall be continuing, shall be distributed forthwith by Administrative Agent in the following order of priority:

    first, so much of such payments or amounts as shall be required to reimburse
    -----
  Administrative Agent for any tax, expense or other loss incurred by Administrative Agent (to the extent not previously reimbursed and to the extent incurred in connection with its duties as Administrative Agent) and any unpaid ongoing fees of Administrative Agent shall be distributed to Administrative Agent for its own account;

    second, so much of such payments or amounts as shall be required to
    ------
  reimburse Information Agent for any tax, expense or other loss incurred by Information Agent (to the extent not previously reimbursed and to the extent incurred in connection with its duties as Information Agent) and any unpaid ongoing fees of Information Agent shall be distributed to Information Agent for its own account;

    third, so much of such payments or amounts as shall be required to
    -----
  reimburse the then existing or prior Lenders and (so long as the Loan Events of Default that have occurred and are continuing arise solely from a Lease Event of Default)

                                                                  Loan Agreement


  the Certificate Purchasers for payments made by them to Administrative Agent pursuant to Section 8.4 of the Participation Agreement (to the extent not previously reimbursed), and to pay such then existing or prior Lenders and (so long as the Loan Events of Default that have occurred and are continuing arise solely from a Lease Event of Default) the Certificate Purchasers the amounts payable to them pursuant to any expense reimbursement provisions of the Operative Documents shall be distributed to each such Participant, pro rata among such Participants without priority of one over the other, in accordance with the amount of such payment or payments payable to each such Participant;

    fourth, so much of such amount as shall be required to pay in full the
    ------
  aggregate unpaid principal amount of the Notes, together with the accrued but unpaid interest on the Notes to the date of distribution shall be distributed to the Lenders holding Notes, and in the case the amount so to be distributed shall be insufficient to pay in full as aforesaid, then, pro rata among such Lenders, without priority of one such Lender over the other, in the proportion that the unpaid principal amount of the Notes held by each Lender bears to the aggregate unpaid principal amount of the Notes; and

    fifth, the balance, if any, of such payments or amounts remaining thereafter
    -----
  shall be promptly distributed as directed by Borrower in accordance with
  Section 3.3 of the Trust Agreement.

  (b) During the occurrence and continuance of any Loan Event of Default, all amounts (other than Excluded Amounts) received or realized by Administrative Agent and otherwise distributable pursuant to Section 3.1 or 3.2 shall be
                                              -----------    ---
distributed as provided in Section 3.3(a).
                           --------------

  SECTION III.4.  Other Payments.
                  --------------

                                                                  Loan Agreement


  (a)  Except as otherwise provided in Sections 3.1, 3.2 and 3.3 and paragraph
                                       ------------  ---     ---     ---------
(b) below,
---

    (i) any payments received by Administrative Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article III, and
          -----------

    (ii) all payments received and amounts realized by Administrative Agent under the Lease or otherwise with respect to the Leasehold Estate to the extent received or realized at any time after payment in full of the principal of and interest on all Loans, as well as any other amounts remaining as part of the Trust Estate after payment in full of the principal of and interest on all Loans issued hereunder, shall be distributed forthwith by Administrative Agent in the order of priority set forth in Section 3.1 (in the case of any payment described in clause (i)
             -----------                                          ----------
above) or in Section 3.3(a) (in the case of any payment described in clause (ii)
             --------------                                          -----------
above), except that in the case of any payment described in clause (ii) above,
                                                            -----------
such payment shall be distributed omitting clause "fourth" of such Section
                                           ------  ------          -------
3.3(a).
------

  (b) Except after a Loan Event of Default has occurred and is continuing and as to which Section 3.3(a) applies, any payment received by Administrative Agent
            --------------
for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Article III shall be distributed forthwith by
                                   -----------
Administrative Agent to the Person for the purpose for which such payment was made in accordance with the terms of such Operative Document.

  SECTION III.5.  Distribution to Certificate Purchasers.  Notwithstanding
                  --------------------------------------
anything in this Agreement to the contrary, Administrative Agent shall make payment of all amounts from time to time distributable to the Certificate Purchasers pursuant to this Article III directly to the Certificate Purchasers,
                            -----------
unless it

                                                                  Loan Agreement


shall have received written instructions from Borrower to the contrary.

  SECTION III.6.  Distribution of Excluded Amounts.  All amounts constituting
                  --------------------------------
Excluded Amounts received by Administrative Agent shall be paid by Administrative Agent to the Person or Persons entitled thereto pursuant to the Operative Documents.

  SECTION III.7.  Supplemental Rent.  Except as otherwise provided in Section
                  -----------------                                   -------
3.3, the amounts, if any, from time to time received by Administrative Agent
---
which constitute payments of Supplemental Rent shall be paid to or upon the order of the Person entitled thereto pursuant to the Operative Documents.

  SECTION III.8.  Guaranty Payments.  Any payment received by  Administrative
                  -----------------
Agent pursuant to the Guaranty shall be distributed forthwith or retained by Administrative Agent in the same manner and subject to the same conditions as provided in this Article III with respect to payments received by Administrative
                 -----------
Agent in respect of Borrower's obligation as to which such payment relates, all as if such payment had been made by Borrower.


                                  ARTICLE IV
                             CONDITIONS PRECEDENT

  The agreement of each Lender to make the Loan requested to be made by it on any Advance Date is subject to the satisfaction on the Advance Date of the applicable conditions precedent set forth in Article III of the Participation Agreement.


                                   ARTICLE V
                       AFFIRMATIVE COVENANTS OF BORROWER

  SECTION V.1.  Performance by Borrower.  Subject to Section 2.10, so long as
                -----------------------              ------------
any Note remains outstanding and unpaid or any other amount is owing to any Lender hereunder, Borrower will promptly pay all amounts payable by it under this Loan

                                                                  Loan Agreement


Agreement and the Notes in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Loan Agreement and the Notes.

  SECTION V.2.  Waiver by Borrower.  (a)  To the extent permitted by Applicable
                ------------------
Laws, Borrower is hereby deemed to have irrevocably waived:

    (i) the protection of any stay (automatic or otherwise) arising out of or in connection with any proceedings for the reorganization or liquidation of Borrower under the Bankruptcy Code or otherwise of the exercise by the Lenders or Administrative Agent of rights and remedies under the Operative Documents; and

    (ii) any right that Borrower might otherwise have to enjoin, limit or restrict the good faith exercise of such rights and remedies.

  (b) To the extent permitted by Applicable Laws, the Lenders and Administrative Agent are hereby expressly relieved from any obligation to comply with any such stay which might otherwise affect their exercise at any time of such rights and remedies.


                                  ARTICLE VI
                       LOAN EVENTS OF DEFAULT; REMEDIES

  SECTION VI.1.  Loan Events of Default.  Each of the following events shall
                 ----------------------
constitute a "Loan Event of Default" (whether any such event shall be voluntary
              ---------------------
or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

                                                                  Loan Agreement


  (a) the failure by Borrower to pay any principal of or interest on any Note when due and such failure shall continue for a period of five (5) Business Days; or

  (b) the failure by Borrower in any material respect to timely perform any other covenant or condition herein or in any other Operative Document to which Borrower is a party and such failure shall continue for a period of thirty (30) days after written notice thereof to Borrower and Lessee from Administrative Agent; or

  (c) any representation or warranty by Borrower in any Operative Document or in any certificate or document delivered thereunder shall have been incorrect in a material respect when made and shall remain material when discovered and if curable shall continue for a period of thirty (30) days after written notice thereof to Borrower and the Certificate Purchasers from Administrative Agent; or

  (d) the filing by Borrower of any petition for dissolution or liquidation of Borrower; or the commencement by Borrower of a voluntary case under any applicable bankruptcy, insolvency or other similar law for the relief of debtors, foreign or domestic, now or hereafter in effect; or the consent by Borrower to the entry of an order for relief in an involuntary case under any such law; or the failure of Borrower generally to pay, or the admission by Borrower in writing that it is unable to pay, its debts as such debts become due (within the meaning of the Bankruptcy Code); or the failure by Borrower promptly to satisfy or discharge any execution, garnishment or attachment of such consequence as will impair its ability to carry out its obligations under the Operative Documents; or the appointment of or taking possession by a receiver, custodian or trustee (or other similar official) for Borrower or any substantial part of its property; or a general assignment by Borrower for the benefit of creditors; or the entry by Borrower into an agreement of composition with its creditors; or the taking by Borrower of any corporate action in furtherance of any of the foregoing;

                                                                  Loan Agreement


or the filing against Borrower of an involuntary petition in bankruptcy which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition not being dismissed within sixty
(60) days of the date of the filing of the petition; or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against Borrower which either (i) results in a finding or adjudication of insolvency of Borrower or (ii) is not dismissed within sixty (60) days of the date of the filing of such petition; or

  (e)  a Lease Event of Default shall occur and be continuing.

  SECTION VI.2.  Remedies.
                 --------

  (a) Upon the occurrence of a Loan Event of Default hereunder, (i) if such event is a Loan Event of Default specified in clause (d) of Section 6.1 or
                                              ----------    -----------
clause (f) or (g) of Article XV of the Lease, automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall immediately become due and payable, and (ii) if such event is any other Loan Event of Default, with the consent of the Required Entities, Administrative Agent may, or upon the request of the Required Entities, Administrative Agent shall, by notice of default to Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable; provided, that the
                                                             --------
sole remedies of Administrative Agent upon the occurrence of a Loan Event of Default specified in clause (b), (c) (but only to the extent the representation
                     ----------- ---
was made in the Borrower's individual capacity) or (d) of Section 6.1 that does
                                                   ---    -----------
not also constitute a Lease Event of Default shall be to cause the Certificate Purchasers to remove and replace the Borrower as Certificate Trustee and to bring suit against Borrower for damages. Except as expressly provided above in this Section 6.2, presentment, demand, protest and all other notices of any kind
     -----------
are hereby expressly waived.

                                                                  Loan Agreement


  (b) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, Administrative Agent may, and upon the written instructions of the Required Entities shall, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and under the Lease, the Guaranty and the other Operative Documents, and shall have and may exercise any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

  (c) Upon the occurrence of any Loan Event of Default and at any time thereafter so long as any Loan Event of Default shall be continuing, Administrative Agent may proceed to protect and enforce this Loan Agreement, the Notes, the Lease, the Guaranty and the other Operative Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Leasehold Estate, or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under Applicable Laws.

  (d) Borrower shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by Administrative Agent or any Lender by reason of the occurrence of any Loan Event of Default or the exercise of remedies with respect thereto.

  (e)  Except as expressly provided above, no remedy under this Section 6.2 is
                                                                -----------
intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 6.2 or under the other Operative
                                 -----------
Documents or otherwise available at law or in equity. The exercise by Administrative Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or

                                                                  Loan Agreement


remedies. No express or implied waiver by Administrative Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default. The failure or delay of Administrative Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by Administrative Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

  (f) No failure to exercise and no delay in exercising, on the part of Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.


                                  ARTICLE VII
                                 MISCELLANEOUS

  SECTION VII.1.  Amendments and Waivers.  Neither this Loan Agreement, any Note
                  ----------------------
nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of the Participation Agreement.

  SECTION VII.2.  Notices.  Unless otherwise specified herein, all notices,
                  -------
requests, demands or other communications to or upon the respective parties hereto shall be delivered in accordance with, and shall be deemed to have been given as provided in, Section 9.3 of the Participation Agreement; provided, that
                                                                  --------
any notice, request, demand or other communication to or upon Administrative Agent or the Lenders pursuant to Section 2.3 shall not be effective until
                                 -----------
received.

                                                                  Loan Agreement


  SECTION VII.3.  Successors and Assigns; Transfers and Participations.
                  ----------------------------------------------------

  (a) This Loan Agreement shall be binding upon and inure to the benefit of Borrower, the Lenders, Administrative Agent, all future holders of the Notes and their respective successors and assigns.

  (b) Any transfer by a Lender of its Notes or any sale by a Lender of any participating interest in the Loans evidenced by its Notes shall comply with Sections 6.3 and 6.4 of the Participation Agreement. Any Lender transferring its Notes shall pay, or cause the transferee to pay, the costs and expenses (including reasonable counsel fees) incurred by Administrative Agent in connection with such transfer.

  SECTION VII.4.  Adjustments.  If the holder of any Note (a "benefitted
                  -----------                                 ----------
Lender") shall at any time receive any payment of all or part of its Note, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 6.1(d), or otherwise) in a greater
                          --------------
proportion than any such payment to and collateral received by any other holders of Notes in respect of such other Lender's Notes, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Notes, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of such holders; provided, however,
                                                          --------  -------
that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that each Lender purchasing a portion of another Lender's portion of the Loans pursuant to this Section 7.4 may exercise
                                                       -----------
all rights of payment (including, without limitation, rights of set-off) with respect to

                                                                  Loan Agreement


such portion as fully as if such Lender were the direct holder of such portion.

  SECTION VII.5.  Counterparts.  This Loan Agreement may be executed by one or
                  ------------
more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Loan Agreement signed by all the parties hereto shall be lodged with Borrower and Administrative Agent.

  SECTION VII.6.  GOVERNING LAW.  THIS LOAN AGREEMENT AND THE NOTES HAVE BEEN
                  -------------
DELIVERED IN, AND THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

  SECTION VII.7.  Survival and Termination of Agreement.  All covenants,
                  -------------------------------------
agreements, representations and warranties made herein and in any certificate, document or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes and shall continue in full force and effect so long as any Note or any amount payable to any Lender under or in connection with this Loan Agreement or the Notes is unpaid, at which time this Loan Agreement shall terminate, it being expressly understood that the obligations of Borrower, as the case may be, to Administrative Agent and each Lender under Section 2.12 and the obligations of
                                           ------------
the Lenders to Administrative Agent under Section 8.4 of the Participation Agreement shall survive the payment in full of the Notes; provided, that with
                                                          --------
respect to amounts payable under Section 2.12 and Section 8.4 of the
                                 ------------
Participation Agreement, such amounts shall be deemed to have been paid if no claim therefor is made within six months after payment in full of the Notes.

  SECTION VII.8.  Entire Agreement.  This Loan Agreement sets forth the entire
                  ----------------
agreement of the parties hereto with respect to

                                                                  Loan Agreement


its subject matter, and supersedes all previous understandings, written or oral, with respect thereto.

  SECTION VII.9.  Severability.  Any provision of this Loan Agreement or of the
                  ------------
Notes which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of any such provision in any other jurisdiction.

  SECTION VII.10.  Limitations of Borrower's Liability.  Except in the case of
                   -----------------------------------
the representations, warranties and covenants of Borrower in its individual capacity set forth in Section 4.3 of the Participation Agreement and in the case of the gross negligence or willful misconduct of Borrower, as to which in any such case individual liability shall attach, anything in this Loan Agreement to the contrary notwithstanding, neither Administrative Agent nor any other holder of Notes nor the successors or assigns of any of said Persons, shall have any claim, remedy or right to proceed against Borrower in its individual capacity or any past, present or future stockholder, subscriber of capital stock, officer, employee, director, incorporator or partner of Borrower whether by virtue of any constitutional provision, statute or rule of law or by enforcement of any penalty or assessment or otherwise, for the payment of any deficiency or any other sum owing on account of the indebtedness evidenced by the Notes or for the payment of any liability resulting from the breach of any representation, agreement or warranty of any nature whatsoever in this Loan Agreement or any other Operative Document, from any source other than any collateral securing the Notes, including the Rent, and the Trust Estate, but excluding Excluded Amounts. Administrative Agent by the acceptance of this Loan Agreement and the holders of the Notes by acceptance of this Loan Agreement and the Notes, waive and release any liability of Borrower in its individual capacity or any past, present or future stockholder, subscriber of capital stock, officer, employee, director, incorporator or partner of Borrower for and on account of such indebtedness or such liability, and Administrative Agent and the

                                                                  Loan Agreement


holders of the Notes agree to look solely to any collateral securing the Notes, including the Rent, and the Trust Estate, but excluding Excluded Amounts, for the payment of said indebtedness or the satisfaction of such liability; provided, however, that nothing herein contained shall limit, restrict or
--------  -------
impair the rights of Administrative Agent to accelerate the maturity of the Notes upon a Loan Event of Default or, subject to the limitations hereinabove described, to bring suit and obtain a judgment against Borrower on the Notes or to exercise all rights and remedies provided under this Loan Agreement or otherwise realize upon the Collateral.

                           [SIGNATURE PAGES FOLLOW]

                                                                  Loan Agreement


  IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Certificate Trustee, as Borrower


                             By: _______________________________
                             Name: Robert L. Reynolds
                             Title: Vice President


                             SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Administrative Agent


                             By: ______________________________
                             Name: Robert L. Reynolds
                             Title: Vice President

                                                                  Loan Agreement


                             BA LEASING & CAPITAL CORPORATION, as Lender


                             By:_________________________________
                             Name:   Sara L. Fitch
                             Title:  Vice President

                                     Loan Agreement

                                                                  Loan Agreement


                             THE DAI-ICHI KANGYO BANK Ltd. New
                             York Branch, as Lender


                             By:_________________________________
                             Name:   Shinya Wako
                             Title:  Vice President

                                                                  Loan Agreement


                             THE FUJI BANK LIMITED, SAN FRANCISCO
                             AGENCY, as Lender


                             By:_________________________________
                             Name:   Kazuo Kamio
                             Title:  General Manager

                                                                  Loan Agreement


                             THE LONG-TERM CREDIT BANK OF JAPAN,
                             LIMITED, NEW YORK BRANCH, as Lender


                             By:_________________________________
                             Name:_______________________________
                             Title:______________________________

                                                                  Loan Agreement


                             SHAWMUT BANK, N.A., as Lender

                             By:_________________________________
                             Name:   Robert D. Lanigan
                             Title:  Managing Director

                                                                  Loan Agreement


                             SUMITOMO BANK AND LEASING AND
                             FINANCE, INC., as Lender


                             By:_________________________________
                             Name:   William N. Ginn
                             Title:  President

                                                                  Loan Agreement


                                  SCHEDULE I
                                    Lenders


                                                   Commitment
Lender                              Commitment     Percentage
------                            --------------   ----------

BA LEASING & CAPITAL              $18,950,000.00  17.22727272
     CORPORATION

DAI-ICHI KANGYO BANK LTD.,        $19,400,000.00  17.63636364
     NEW YORK BRANCH

THE FUJI BANK LIMITED, SAN        $ 9,700,000.00   8.81818182
     FRANCISCO AGENCY

THE LONG-TERM CREDIT BANK OF      $15,000,000.00  13.63636364
     JAPAN, LIMITED, NEW YORK
     BRANCH

SUMITOMO BANK LEASING             $19,400,000.00  17.63636364
     AND FINANCE, INC.

SHAWMUT BANK, N.A.                $24,250,000.00  22.04545454

                                  --------------  -----------
TOTAL$106,700,000.00              97.00000000%

                                                                  Loan Agreement


                                   EXHIBIT A
                               TO LOAN AGREEMENT

                                 FORM OF NOTE

                                 NOTE NO. __


                                                      Dated as of April __, 1995


  FOR VALUE RECEIVED, the undersigned, SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Certificate Trustee under the Trust Agreement relating to the Electric Lightwave, Inc. Trust No. 1995-A for the Certificate Purchasers named therein (the "Borrower"), promises to pay to the order of [NAME OF LENDER], a
      --------
_____________________ (the "Lender"), the aggregate unpaid principal amount of
                            ------
all Loans made by the Lender to, or for the benefit of, the Borrower, as recorded either on the grid attached to this Note or in the records of the Lender (and such recordation shall constitute prima facie evidence of the
                                              ----- -----
information so recorded; provided, however, that the failure to make any such
                         --------  -------
recordation or any error in such recordation shall not in any way affect the Borrower's obligation to repay this Note). The principal amount of each Loan evidenced hereby shall be payable on or prior to the Final Maturity Date as provided in that certain Loan Agreement, dated as of April 28, 1995, among the Borrower, Shawmut Bank Connecticut, National Association, as administrative agent (the "Administrative Agent"), and the various lenders named therein (the
            --------------------
"Loan Agreement").
---------------

  The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding at the rates per annum, on the dates specified in, and in accordance with the terms of the Loan Agreement.

  Payments of both principal and interest are to be made in lawful money of the United States of America in same day or

                                                                  Loan Agreement


immediately available funds to the account designated by the Lender pursuant to the Loan Agreement.

  This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable. Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement. This Note is secured pursuant to the Security Agreement made by the Borrower in favor of the Administrative Agent referred to in the Loan Agreement and reference is hereby made to the Loan Agreement and such Security Agreement for a statement of the terms and provisions of such security.

  Anything to the contrary herein notwithstanding, the Borrower's liability for any sums due hereunder shall be limited in accordance with Section 7.10 of the Loan Agreement.

  All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the Loans and all other notices whatsoever.

  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                           [signature page follows]

                                                                  Loan Agreement


IN WITNESS WHEREOF, the Certificate Trustee has caused this Note to be executed in its corporate name by its duly authorized officer as of the date hereof.

                             SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Trustee, as Borrower


                             By: _______________________________
                             Name:  Robert L. Reynolds
                             Title: Vice President

                                                                  Loan Agreement




                             GRID ATTACHED TO NOTE
                            DATED APRIL __, 1995 OF
                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
                            AS CERTIFICATE TRUSTEE
                PAYABLE TO THE ORDER OF [INSERT LENDER'S NAME]

Loans made by the Lender to Certificate Trustee, as Borrower, and payments of principal of such Loans.


    Date      Principal Amount  Interest         Principal  Amount                   Principal Amount     Notation Made
                                 Period                                                    Total
                                 (If Ap-
                                  plic-
                                  able)

              Advances   C.I.*

    ________________________________________________________________________


                                TRUST AGREEMENT
                  (Electric Lightwave, Inc.  Trust No. 1995-A)



                           Dated as of April 28, 1995


                                    between


                        THE PERSONS NAMED ON SCHEDULE I,
                           as Certificate Purchasers

                                      and


                           SHAWMUT BANK CONNECTICUT,
                             NATIONAL ASSOCIATION,
                             as Certificate Trustee



________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                                           PAGE
                                                                                           ----
ARTICLE I              THE TRUST ESTATE...................................................   1

     SECTION 1.1.      Appointment, Authorization and Direction to Certificate Trustee....   1
     SECTION 1.2.      Declaration and Purpose............................................   2


ARTICLE II             CERTIFICATES.......................................................   2

     SECTION  2.1.     Certificates; Procedure for Investment.............................   2
     SECTION  2.2.     Scheduled Return of Investment.....................................   3
     SECTION  2.3.     Yield..............................................................   4
     SECTION  2.4.     Determination of Yield Rate........................................   4
     SECTION  2.5.     Loan Event of Default..............................................   4
     SECTION  2.6.     Payment from Trust Estate Only.....................................   5
     SECTION  2.7.     Registration, Transfers, Exchanges and Cancellation of Certificates   5
     SECTION  2.8.     Persons Deemed Owners..............................................   7
     SECTION  2.9.     Mutilated, Destroyed, Lost or Stolen Certificates..................   8


ARTICLE III            COLLECTIONS AND DISTRIBUTIONS......................................   8

     SECTION  3.1.     Collections and Remittances by Certificate Trustee.................   8
     SECTION  3.2.     Distribution of Payments...........................................   9
     SECTION  3.3.     Distributions after Default........................................  10
     SECTION  3.4.     Effect of Sales by Certificate Trustee.............................  11


ARTICLE IV             CERTAIN PROVISIONS RESPECTING CERTIFICATE  TRUSTEE.................  11

     SECTION  4.1.     Acceptance of Trusts and Duties....................................  11
     SECTION  4.2.     Limitation of Power................................................  11
     SECTION  4.3.     Notice of Event of Default.........................................  12
     SECTION  4.4.     Action Upon Instructions...........................................  12
     SECTION  4.5.     Certain Duties and Responsibilities of Certificate Trustee.........  13
     SECTION  4.6.     Certain Rights of Certificate Trustee..............................  15
     SECTION  4.7.     NO REPRESENTATIONS OR WARRANTIES AS TO
                       THE LEASEHOLD ESTATE OR DOCUMENTS..................................  17
     SECTION  4.8.     Status of Moneys Received..........................................  17
     SECTION  4.9.     Permitted Activities...............................................  17
     SECTION  4.10.    Resignation or Removal of Certificate  Trustee.....................  18
     SECTION  4.11.    Estate and Rights of Successor  Certificate Trustee................  18
     SECTION  4.12.    Merger or Consolidation of Certificate Trustee.....................  19
     SECTION  4.13.    CoTrustees.........................................................  19
     SECTION  4.14.    Doing Business in Other Jurisdictions..............................  19




ARTICLE V              TRANSFER OF CERTIFICATE PURCHASER'S INTEREST.......................  20

ARTICLE VI             TERMINATION OF AND AMENDMENTS TO TRUST.............................  20

     SECTION  6.1.     Termination........................................................  20
     SECTION  6.2.     Distribution of Trust Estate Upon Termination......................  21
     SECTION  6.3.     Amendments.........................................................  22


ARTICLE VII            MISCELLANEOUS......................................................  23

     SECTION  7.1.     Compensation and Indemnification...................................  23
     SECTION  7.2.     Notices............................................................  24
     SECTION  7.3.     Applicable Law.....................................................  24
     SECTION  7.4.     Tax Reports........................................................  24
     SECTION  7.5.     Headings...........................................................  25
     SECTION  7.6.     Successors and Assigns.............................................  25
     SECTION  7.7.     Severability.......................................................  25
     SECTION  7.8.     Only Written Waivers...............................................  25
     SECTION  7.9.     Counterparts.......................................................  25
     SECTION  7.10.    Rights in Trust Agreement..........................................  25
     SECTION  7.11.    Identification of Trust............................................  25

Schedule I    Certificate Purchasers
EXHIBIT A     Form of Trust Certificate

                                TRUST AGREEMENT


     THIS TRUST AGREEMENT (Electric Lightwave, Inc., Trust No. 1995-A) dated as of April 28, 1995 is between SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association bank ("Bank"; Bank and any institution that shall
                                     ----
 act as a successor certificate trustee in accordance with the terms of Section
                                                                        -------
 4.10, "Certificate Trustee"), and the Persons listed on Schedule I hereto
 ----------------------------                            ----------
 (together with any permitted successor or assign, each a "Certificate
                                                          ------------
 Purchaser" and collectively the "Certificate Purchasers").  Capitalized terms
 ----------                      -------------------------
 used in this Trust Agreement without specific definition herein shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement (Electric Lightwave, Inc. Trust No. 1995-A) dated as of the date hereof, among Certificate Trustee, Electric Lightwave, Inc., a Delaware corporation, as Lessee, the Lenders identified therein, the Certificate Purchasers identified therein, Shawmut Bank Connecticut, National Association, not in its individual capacity, but solely as Administrative Agent, BA Leasing & Capital Corporation, not in its individual capacity, but solely as Information Agent, and Citizens Utilities Company, as Guarantor.


                              ARTICLE I
                              THE TRUST ESTATE

     SECTION 1. 1. Appointment, Authorization and Direction to Certificate
                   -------------------------------------------------------
 Trustee.  The Certificate Purchasers hereby request that Bank act as
 -------
 Certificate Trustee of the trust created hereunder (the "Trust"), appoint Bank
                                                         --------
 as Certificate Trustee hereunder and authorize and direct Certificate Trustee, subject to confirmation by the Certificate Purchasers of the satisfaction or waiver of all appropriate conditions set forth in the Participation Agreement, to enter into, execute and deliver:

         (a) on the Document Closing Date and from time to time thereafter (including on each Advance Date), the Operative Documents to which Certificate Trustee is to become a party on such date;

         (b) from time to time, the Notes in the manner and subject to the terms and conditions provided in the Participation Agreement and in the Loan Agreement;

         (c) from time to time, the Certificates in the manner and subject to the terms and conditions provided herein and in the Participation Agreement; and

         (d)    all other documents;

                                                   TRUST AGREEMENT

     and to do all such things and take all such actions, as may be necessary or convenient to consummate the Overall Transaction and to perform the terms and conditions of this Trust Agreement, all as contemplated herein or in the documents referred to herein.

     Each Certificate Purchaser agrees that the making of its monies available pursuant to Section 2.4 of the Participation Agreement shall constitute, without further act, authorization or direction by such Certificate Purchaser to Certificate Trustee to take the actions specified in this
     Section 1.1.

    SECTION 1. 2. Declaration and Purpose. (a) Certificate Trustee hereby
                  -----------------------
declares, undertakes and agrees that it will and does receive, take and hold all estate, right, title and interest of Certificate Trustee in and to the Trust Estate for the use and benefit of the Certificate Purchasers.

          (b) The purpose of the Trust is to hold title to the Equipment and the remainder of the Trust Estate for the benefit of the Certificate Purchasers and to engage in activities ancillary and incidental thereto as set forth in the Operative Documents. Except in connection with the foregoing, Certificate Trustee in its capacity as Trustee shall not (i) engage in any business or activity, (ii) have any property, rights or interest, whether real or personal, tangible or intangible, (iii) incur any legal liability or obligation, whether fixed or contingent, matured or unmatured, other than in the normal course of the administration of the Trust or (iv) subject any of the Trust Estate to any mortgage, lien, security interest or other claim or encumbrance, other than in favor of Administrative Agent and the Lenders pursuant to the provisions of the Loan Documents. THE TRUST IS NOT A BUSINESS TRUST. THE SOLE PURPOSE OF THE TRUST IS TO ACQUIRE AND HOLD TITLE TO THE EQUIPMENT AND TO COLLECT AND CONSERVE THE VALUE THEREOF AND OF THE REMAINDER OF THE TRUST ESTATE, SUBJECT TO THE RIGHTS OF ADMINISTRATIVE AGENT, LENDERS AND LESSEE, FOR THE BENEFIT OF THE CERTIFICATE PURCHASERS. CERTIFICATE TRUSTEE MAY NOT TRANSACT BUSINESS OF ANY KIND WITH RESPECT TO THE TRUST ESTATE NOR SHALL THIS TRUST AGREEMENT BE DEEMED TO BE, OR CREATE OR EVIDENCE THE EXISTENCE OF, A CORPORATION DE FACTO OR DE JURE, OR A MASSACHUSETTS TRUST, OR ANY OTHER TYPE OF BUSINESS TRUST, ASSOCIATION OR JOINT VENTURE BETWEEN OR AMONG CERTIFICATE TRUSTEE, THE CERTIFICATE PURCHASERS, ADMINISTRATIVE AGENT AND THE LENDERS.

                                   ARTICLE II
                                  CERTIFICATES

    SECTION 2.1. Certificates; Procedure for Investment. (a) The investment made
                 --------------------------------------
by each Certificate Purchaser in the Trust Estate shall be evidenced by a certificate (the "Certificate") of
                 --------------

                                                   TRUST AGREEMENT

Certificate Trustee, substantially in the form of Exhibit A hereto, with
                                                  ---------
appropriate insertions and schedules, issued in the name of such Certificate Purchaser and in a face amount equal to such Certificate Purchaser's Commitment. Each Certificate shall (i) be dated the Document Closing Date, (ii) be stated to mature on the Final Maturity Date and (iii) bear a Yield on the unpaid Certificate Purchaser Amount thereof from time to time outstanding at a rate equal to the Yield Rate.

           (b) Upon receipt of an Advance Request, and subject to the terms and conditions of the Participation Agreement, each Certificate Purchaser severally (and not jointly) agrees that it shall make its pro-rata amount of the Advance available to Certificate Trustee at the office of Administrative Agent referred to in Schedule III to the Participation Agreement prior to 1:00 p.m., Hartford, Connecticut time, on the applicable Advance Date in funds immediately available to Certificate Trustee.

           (c) Upon the consummation of each Advance, each Certificate Purchaser shall make a notation on the grid attached to such Certificate Purchaser's Certificate indicating the Certificate Purchaser Amount advanced by such Certificate Purchaser on such Advance Date. Each Certificate Purchaser is hereby authorized to record the date and amount of each Advance made by such Certificate Purchaser, each continuation thereof, the date and amount of each payment of Certificate Purchaser Amount relating thereto and the length of each Interest Period with respect thereto, on the grid annexed to and constituting a part of each Certificate held by such Certificate Purchaser, and any such recordation shall constitute prima facie evidence of the accuracy of the
                              -----
 information so recorded; provided, that the failure to make any such
                          --------
 recordation or any error in such recordation shall not affect the obligation of Certificate Trustee under such instrument or the corresponding obligation of Lessee to pay Rent. In addition, on each Payment Date during any Construction Period, each Certificate Purchaser shall make a notation on the grid attached to such Certificate Purchaser's Certificate indicating the amount of Capitalized Yield on such Certificate Purchaser's Certificate during the Interest Period ending on such Payment Date (which Capitalized Yield shall thereby be added to the Certificate Purchaser Amount of such Certificate).

     SECTION 2.2. Scheduled Return of Investment.  Except in the case of a
                  ------------------------------
 required return related to an Event of Loss with respect to all of the Leased Assets, the exercise of the Purchase Option or Sale Option with respect to all of the Leased Assets or upon default, the outstanding Certificate Purchaser Amounts shall be paid in full on the Final Maturity Date. On the Final Maturity Date, Certificate Trustee shall pay, from the Trust, as a return of

                                                   TRUST AGREEMENT

equity the aggregate unpaid Certificate Purchaser Amount of the Certificates as of such date.

     SECTION  2.3. Yield.   (a) Each Certificate, and its related Certificate
                   -----
Purchaser Amount, shall be entitled to Yield on the unpaid amount thereof at a rate per annum equal to the Yield Rate.

          (b) If all or a portion of the investment amount of or Yield on a Certificate shall not be paid when due (whether at the Stated Maturity thereof, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Certificate Purchasers under any Operative Document, bear interest at the Overdue Rate, in each case from the date of nonpayment until paid (as well after as before judgment).

          (c) Yield, other than Capitalized Yield, on each Certificate shall be payable in arrears on each Payment Date.

          (d)   Each Certificate Purchaser shall be entitled to the benefits of
Section 2.11 and 2.12 of the Loan Agreement as if it were a party thereto. A Certificate Purchaser shall make a demand under either Section 2.11 or 2.12 of the Loan Agreement in accordance with the procedures set forth in such Sections as if it were a Lender. Upon receipt by Certificate Trustee of a payment of Supplemental Rent constituting payment of Additional Costs, Certificate Trustee shall pay to each Certificate Purchaser the amount of such Additional Costs to which it is entitled.

    SECTION 2.4. Determination of Yield Rate. (a) During such time as a LIBO
                 ---------------------------
Rate applies to any of the Certificates, Yield in respect of such Certificates shall be calculated on the basis of a 360 day year for the actual days elapsed. During such time as the Alternate Base Rate applies to any of the Certificates, interest in respect of such Certificates shall be calculated on the basis of a 365 (or 366, as applicable) day year for the actual number of days elapsed. The LIBO Rate and Alternate Base Rate components of the Yield Rate shall be determined in accordance with Section 2.6 of the Loan Agreement.

          (b) Each determination of a Yield Rate pursuant to any provision of this Trust Agreement shall be conclusive and binding on Certificate Trustee, Lessee and the Participants in the absence of manifest error.

     SECTION 2.5.  Loan Event of Default.  Upon the occurrence of a Loan Event
                   ---------------------
of Default and the Loans becoming due and payable, whether automatically or with the consent, or at the request, of the Required Entities, the Certificate Purchaser Amounts evidenced by the Certificates (with accrued Yield thereon) and all other

                                                   TRUST AGREEMENT

amounts owing under this Trust Agreement and the Certificate shall immediately become due and payable, subject to the rights and interests of the holders of the Notes under the Loan Documents.

     SECTION 2.6. Payment from Trust Estate Only.  All payments to be made by
                  ------------------------------
Certificate Trustee in respect of the Certificates and this Trust Agreement shall be made only from the income and the proceeds from the Trust Estate and only to the extent that Certificate Trustee shall have received sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Article III. The Certificate Purchasers agree that they will
                  -------
look solely to the income and proceeds from the Trust Estate to the extent available for distribution to them as herein provided and that Certificate Trustee is not nor shall be liable in its individual capacity to any Certificate Purchaser for any amount payable hereunder or under the Certificates.

    SECTION 2.7. Registration, Transfers, Exchanges and Cancellation of
                 -----------------------  -----------------------------
Certificates. (a) Certificate Trustee shall maintain at the Corporate Trust
------------
Department a register for the purpose of registering all Certificates and transfers (other than transfers of a participation in a Certificate pursuant to

Section 2.7(g) and a pledge of a Certificate) and exchanges thereof (the
--------------
"Certificate Register").  Subject to Section 6.3 of the Participation Agreement,
------------ ----------
a Certificate Purchaser that intends to transfer (other than pursuant to this

Section 2.7 or a pledge of a Certificate) a Certificate, or to exchange
-----------
Certificate(s) of different denominations, shall surrender such Certificate to Certificate Trustee at the Corporate Trust Department, together with a written request from such Certificate Purchaser for the issuance of one or more new Certificates. Such notice shall specify the denomination or denominations of such new Certificate (s) and, in the case of a surrender for registration of transfer, the name and address of the Person in whose name such new Certificate(s) are to be registered together with a duly executed Investor's Letter substantially in the form of Exhibit i to the Participation Agreement from each such transferee. Promptly upon receipt of such documents by Certificate Trustee, Certificate Trustee shall execute and deliver to such Certificate Purchaser new Certificates in the same aggregate original Certificate Purchaser Amount, and dated the same date, as such surrendered Certificate(s). Such new Certificate(s) shall be in such denomination or denominations and registered in such name or names as shall be specified in the written request from such Certificate Purchaser. Each Certificate so surrendered shall be accompanied by a written instrument of transfer duly executed by the Certificate Purchaser of such Certificate or its attorney duly authorized in writing. Each new Certificate issued pursuant to this Section 2.7
                                                                     -----------
shall bear a notation by Certificate Trustee of: (i) the aggregate

                                                   TRUST AGREEMENT

Certificate Purchaser Amount of, and Yield on, the Certificate so surrendered that: (1) were paid to any holder thereof at any time prior to the delivery of such new Certificate(s); and (2) are allocable to such new Certificate on the basis of the respective original Certificate Purchaser Amounts thereof; and (ii) the date to which Yield on such Certificate had been paid to any holder thereof at the time of such delivery. All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid obligations of the Trust, and shall be entitled to the same security and benefits under this Trust Agreement as the Certificates surrendered upon -such registration of transfer or exchange. No transfer of any Certificate shall be valid unless and until such transfer is registered on the Certificate Register maintained by Certificate Trustee pursuant to this Section 2.7 (a) .
                         ---------------

    (b) The Certificate Register shall at all reasonable times be open for inspection by Administrative Agent or any Certificate Purchaser. Upon request by any Certificate Purchaser, Certificate Trustee shall furnish such Certificate Purchaser a list of the names and addresses of all Certificate Purchasers, indicating the respective unpaid Certificate Purchaser Amounts and numbers of the Certificates held by such holders. Every Certificate Purchaser, by receiving and holding a Certificate, agrees with Certificate Trustee that neither Certificate Trustee, nor any agents of Certificate Trustee, shall be held accountable by reason of the disclosure of any such information.

     (c) Each Certificate surrendered to Certificate Trustee pursuant to this

Section 2.7 or Section 2.9 shall be canceled by Certificate Trustee, and no
-----------    -----------
Certificate shall be issued in lieu thereof except as expressly permitted by this Section 2.7 or Section 2.9.
     -----------    -----------

     (d) Each Certificate delivered to a Certificate Purchaser pursuant to

Section 2.1 and each Certificate delivered pursuant to this Section 2.7 or
-----------                                                 -----------
Section 2.9 shall be issued without registration of such Certificate under the
-----------
Securities Act or under any state securities or "blue sky" law, and without qualification of this Trust Agreement under the Trust Indenture Act of 1939, as amended. All Certificates issued hereunder shall bear a legend that shall read substantially as follows:



            THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR --BLUE SKY" LAW, AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT OR LAWS.

                                                   TRUST AGREEMENT

Promptly after registration of transfer of any Certificate pursuant to this

Section 2.7, Certificate Trustee will give notice thereof to Administrative
-----------
Agent, Lessee and each other Certificate Purchaser specifying the name and address for notices of the transferee or transferees.

     (e) If Certificate Trustee shall acquire any of the Certificates, such acquisition shall not operate as a redemption of, or the satisfaction of, such Certificates unless and until the same shall be delivered to Certificate Trustee for cancellation pursuant to this Trust Agreement. Any Certificate Purchaser transferring its Certificates shall also pay or cause the transferee to pay the costs and expenses (including reasonable counsel fees) incurred by Certificate Trustee in connection with such transfer.

     (f) No service charge shall be made for the issuance of Certificates pursuant to Sections 2.1, 2.7 or 2.9, but Certificate Trustee may require from
            ------------  ---    ---
the person requesting the transfer of such Certificates pursuant to Sections 2.7
                                                                    ------------
or 2.9 payment of a sum sufficient to reimburse Certificate Trustee for, or to
   --
provide sufficient funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by Certificate Trustee.

     (g) Certificate Trustee shall not be required to register any transfer or exchange of a Certificate pursuant to this Section 2.7 if such Certificate is surrendered to Certificate Trustee for transfer or exchange and such request is made five (5) or fewer Business Days prior to a Payment Date.

     SECTION 2.8.    Persons Deemed  Owners.  Prior to due presentation of a
                     ----------------------
Certificate for registration of transfer, Certificate Trustee and any agent of Certificate Trustee may treat the person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Article III and for all other
                                               -----------
purposes whatsoever, and neither Certificate Trustee nor any agent of Certificate Trustee shall be affected by any notice to the contrary; provided,
                                                                     ---------
however, that in determining whether the Certificate Purchasers evidencing the
-------
requisite principal amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Lessee or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether Certificate Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer in the Corporate Trust

                                                   TRUST AGREEMENT

Department of Certificate Trustee knows to be so owned shall be so disregarded.

     SECTION 2.9. Mutilated, Destroyed, - Lost or Stolen Certificates.
                  ---------------------------------------------------

     (a) If any Certificate shall become mutilated, destroyed, lost or stolen, then upon the written request of the holder thereof, Certificate Trustee shall execute and deliver to such holder a new Certificate. Such new Certificate shall be: (i) registered in the name in which such mutilated, destroyed, lost or stolen Certificate was registered; (ii) in the same original Certificate Purchaser Amount as such mutilated, destroyed, lost or stolen Certificate; and
(iii) dated the date of such mutilated, destroyed, lost or stolen Certificate. If the Certificate being replaced has become mutilated, it shall be surrendered to Certificate Trustee. If the Certificate being replaced has been destroyed, lost or stolen, the holder thereof shall furnish to Certificate Trustee such security or indemnity as reasonably may be required by it to save Certificate Trustee harmless from any loss and evidence reasonably satisfactory to Certificate Trustee of the destruction, loss or theft of such Certificate and the ownership thereof. Each Certificate issued pursuant to this Section 2.9 shall bear a notation by Certificate Trustee of: (i) the aggregate amounts of Certificate Purchaser Amount of, and Yield on, such mutilated, destroyed, lost or stolen Certificate that were paid to any holder thereof at any time prior to the delivery of such new Certificate; and (ii) the date to which Yield on such mutilated, destroyed, lost or stolen Certificate had been paid to any holder thereof at the time of such delivery.

     (b) Any duplicate Certificate issued pursuant to this Section 2.9 shall
                                                           -----------
constitute complete and indefeasible evidence of ownership of such Certificate, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                  ARTICLE III
                         COLLECTIONS AND DISTRIBUTIONS

      SECTION 3. 1. Collections and Remittances by Certificate Trustee.
                    --------------------------------------------------
 Certificate Trustee agrees that, subject to the provisions of this Trust Agreement, it will during the term of this Trust administer the Trust Estate and, at the direction of the Required Entities, take steps to collect all sums payable to Certificate Trustee by Lessee under the Lease (to the extent not payable directly to Administrative Agent pursuant to the Participation Agreement or to the Lenders pursuant to the Loan Documents). Certificate Trustee agrees to distribute all proceeds

                                                   TRUST AGREEMENT

received from the Trust Estate in accordance with Sections 3.2 and 3.3.
                                                 -------------     ----
Certificate Trustee shall make such distribution promptly upon receipt of such proceeds (provided such proceeds are available for distribution) by Certificate Trustee, it being understood and agreed that Certificate Trustee shall not be obligated to make such distribution until the funds for such distribution have been received by Certificate Trustee in cash or its equivalent reasonably acceptable to Certificate Trustee. All distributions to a Certificate Purchaser shall be made by Certificate Trustee to the order of such Certificate Purchaser, delivered to such Certificate Purchaser at its address referred to in Section
9.3 of the Participation Agreement.

     SECTION 3.2. Distribution of Payments.
                  ------------------------

     (a) Payments to Administrative Agent.  Subject to a letter Agreement of
         --------------------------------
even date herewith among Lessee, Guarantor, Certificate Trustee and Administrative Agent, until the Loan Agreement shall have been discharged pursuant to the terms thereof, all Base Rent, Supplemental Rent, insurance proceeds and requisition or other payments of any kind included in the Trust Estate (other than Excluded Amounts) payable to Certificate Trustee shall be payable directly to Administrative Agent (and if any of the same are received by Certificate Trustee shall upon receipt be paid over to Administrative Agent without deduction, set-off or adjustment of any kind) for distribution in accordance with the provisions of Article III of the Loan Agreement; provided,
                                                                     ---------
however, that any payments received by Certificate Trustee from (i) Lessee with
--------
respect to Certificate Trustee's fees and disbursement, or (ii) the Certificate Purchasers pursuant to Section 7.1, shall not be paid over to Administrative
                       -----------
Agent but shall be retained by Certificate Trustee and applied toward the purpose for which such payments were made.

     (b)  Payments of Base Rent.  All amounts to be distributed pursuant to
          ---------------------
clause "third" of Section 3.1(a) of the Loan Agreement shall be distributed forthwith upon receipt by Certificate Trustee from Administrative Agent in the following order of priority: first, to the Certificate Purchasers (pro rata
                             -----
among the Certificate Purchasers, without priority of one Certificate Purchaser over the other, in the proportion that the outstanding Certificate Purchaser Amount of each Certificate Purchaser bears to the aggregate outstanding Certificate Purchaser Amounts), to the extent the Certificate Purchasers shall be entitled to such amounts under this Trust Agreement or any other Operative Document; and second, the balance, if any, of such payment remaining thereafter
              ------
shall be distributed to Lessee or at Lessee's direction.

                                                   TRUST AGREEMENT

     (c) Payments After Event of Loss or Termination.  Except as otherwise
         --------------------------------------------
provided in Section 3.3, all amounts received by Certificate Trustee from Administrative Agent (other than Excluded Amounts) pursuant to clause "second" of Section 3.2(a) of the Loan Agreement shall be distributed forthwith upon receipt by Certificate Trustee in the following order of priority: first, so much of such payment as shall be required to reimburse Certificate Trustee for any expenses not otherwise reimbursed as to which Certificate Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by Certificate Trustee; second, so much of such payment as shall be required to pay in full the aggregate Certificate Purchaser Amounts and all accrued but unpaid Yield thereon to the date of distribution shall be paid to the Certificate Purchasers (pro rata among the Certificate Purchasers, without priority of one Certificate Purchaser over the other, in the proportion that the outstanding Certificate Purchaser Amount of each Certificate Purchaser bears to the aggregate outstanding Certificate Purchaser Amounts); and third, the balance, if any, shall be paid to Lessee.

     (d) Payments to Certificate Trustee after Discharge of Loan Agreement;
         ------------------------------------------------------------------
Other Payments.  Except as otherwise provided in Section 3.3, any payment of the
--------------
type referred to in Section 3.2(a) (other than Excluded Amounts) received by
                    --------------
Certificate Trustee after the Loan Agreement shall have been discharged pursuant to the terms thereof and any other amount received from Administrative Agent or as part of the Trust Estate and for the application or distribution of which no provision is made herein, shall be distributed forthwith upon receipt by Certificate Trustee in the following order of priority: first, in the manner set
                                                        -----
forth in clause "first" of Section 3.2(c); second, in the manner set forth in
         --------------    --------------  ------
clause "second" of Section 3. 2(c); third, so much of the remainder for which
---------------    --------------   -----
provision as to the application thereof is contained in the Lease or any of the other Operative Documents (other than the Loan Documents) shall be applied and distributed in accordance with the terms of the Lease or such other Operative Document; and fourth, the balance, if any, shall be paid to Lessee.
              ------

     (e) Excluded Amounts.  Any Excluded Amounts received by Certificate Trustee
         ----------------
shall be paid by Certificate Trustee to the Person to whom such Excluded Amounts are payable under the provisions of the Participation Agreement or any other Operative Document.

    SECTION 3.3.   Distributions after Default.  Subject to the terms of Section
                   ---------------------------                           -------
4.5, the proceeds received by Certificate Trustee from the exercise of any
---
remedy under the Lease shall be distributed forthwith upon receipt by Certificate Trustee from Administrative Agent in the following order of priority: first, in
          -----

                                                   TRUST AGREEMENT

the manner set forth in clause "first" of Section 3.2(c); second, in the manner
                        --------------    --------------- ------
set forth in clause "second" of Section 3.2(c);  third, so much of the remainder
             ---------------    ---------------  -----
for which provision as to the application thereof is contained in the Lease or any of the other Operative Documents (other than the Loan Documents) shall be applied and distributed in accordance with the terms of the Lease or such other Operative Document; and fourth, the balance, if any, shall be paid to the Person
                        ------
lawfully entitled thereto. This Trust shall cease and terminate in accordance with the terms set forth in Section 6.1, upon the final disposition by
                            -----------
Certificate Trustee of all of the Trust Estate pursuant to this Section 3.3.
                                                                -----------

    SECTION 3.4. Effect of Sales by Certificate Trustee.  Any sale of all or any
                 --------------------------------------
part of the Trust Estate by Certificate Trustee permitted hereunder shall bind the Certificate Purchasers and shall be effective for the benefit of the purchasers thereof and their respective successors and assigns to divest and transfer all right, title and interest vested in Certificate Trustee or the Certificate Purchasers hereunder in the property so sold, and no purchaser shall be required to inquire as to compliance by Certificate Trustee with any of the terms hereof or to see to the application of any purchase money therefor.


                                   ARTICLE IV
               CERTAIN PROVISIONS RESPECTING CERTIFICATE TRUSTEE

    SECTION 4.1. Acceptance of Trusts and Duties.  Bank accepts the trusts
                 -------------------------------
hereby created and Agreements to perform the same as herein expressed and to receive and disburse all moneys constituting part of the Trust Estate in accordance with the terms hereof.

    SECTION 4.2. Limitation of Power.  Certificate Trustee shall have no power,
                 -------------------
right, duty or authority to manage, control, possess, use, sell, lease, dispose of or otherwise deal with the Equipment or any other property at any time constituting a part of the Trust Estate, or otherwise to take or refrain from taking any action under or in connection with the Operative Documents, except
(a) to execute and deliver the Operative Documents to which Certificate Trustee is to be a party, (b) to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of Certificate Trustee hereunder and under the Operative Documents, (c) to receive, collect and distribute and deal with the sums due under the Lease and the proceeds thereof as provided in the Lease and in this Trust Agreement, and (d) as expressly provided in written instructions from the Required Entities given pursuant to Section 4.3 or 4.4.
                                                          -----------    ---
Other than as expressly provided in this Trust Agreement, Certificate Trustee shall not have the authority to make management decisions relating


39084341.13                                                     -11-

                                                   TRUST AGREEMENT

to the Trust Estate and may take only ministerial actions without consent of the Required Entities.

     SECTION 4.3. Notice of Event of Default.  In the event an Authorized
                  --------------------------
Officer of Certificate Trustee shall have actual knowledge of a Lease Event of Default or a Loan Event of Default, Certificate Trustee shall give prompt written notice of such event to the Certificate Purchasers, Lessee and Administrative Agent by facsimile and confirmed by overnight courier. Subject to the terms' of Sections 4.5, 4.6 and 7.1, Certificate Trustee shall take such
                 ------------  ---     ---
action with respect to any such event as shall be specified in written instructions from the Required Entities. For all purposes of this Trust Agreement and the Lease, in the absence of such actual knowledge, Certificate Trustee shall not be deemed to have knowledge of a Lease Event of Default or a Loan Event of Default unless any of its Authorized Officers is notified in writing by a Certificate Purchaser, Administrative Agent or a Lender. if Certificate Trustee shall not have received instructions as provided above within thirty (30) days after mailing notice of such a Lease Event of Default or a Loan Event of Default to the Certificate Purchasers, Lessee and Administrative Agent, Certificate Trustee shall provide written notice to the Certificate Purchasers, Lessee and Administrative Agent five (5) days in advance of the date it proposes to take any action, describing such action and may, following the giving of such notice, subject to the terms of the Loan Documents, take such action, or refrain from taking such action, with respect to such Lease Event of Default or Loan Event of Default as it shall deem advisable and in the best interests of the Certificate Purchasers; provided, however, that Certificate
                                         -----------------
Trustee shall have no obligation to take action in the event it receives no direction from the Required Entities.

    SECTION 4.4. Action Upon Instructions.  Subject to the terms of Sections
                 ------------------------                           --------
4.5. 4.6 and 7.1 and the Loan Documents, upon the written instructions at any
     ---     ---
time and from time to time of the Required Entities, Certificate Trustee shall take such of the following actions as may be specified in such instructions:

     (a) give such notice or direction or exercise such right or power under the Lease or any other Operative Document as shall be specified in such instructions;

     (b) approve as satisfactory to it all matters required by the terms of any Operative Document to be satisfactory to Certificate Trustee;

     (c) after the expiration of the applicable Lease Supplement Term, unless Lessee shall have purchased the Equipment or any portion thereof in accordance with the Lease,

                                                                 TRUST AGREEMENT


convey all of Certificate Trustee's right, title and interest in and to the Equipment or any portion thereof f or such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or otherwise lease or dispose of such Equipment or any portion thereof on such terms as shall be designated in such instructions; and

     (d) any other action as specified  by the Required Entities.


     SECTION  4.5.   Certain Duties and Responsibilities of Certificate Trustee.
                     ----------------------------------------------------------

     (a) Except during the continuance of a Lease Event of Default or a Loan Event of Default:

                 (i) Certificate Trustee undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Trust Agreement against Certificate Trustee, and Certificate Trustee Agreement that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Equipment or any other part of the Trust Estate in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein; and

                 (ii) in the absence of bad faith or gross negligence on its part, Certificate Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Certificate Trustee and conforming to the requirements of this Trust Agreement.

     (b) In case a Lease Event of Default or a Loan Event of Default has occurred and is continuing, Certificate Trustee may, if it does not timely receive the instructions referred to in the first sentence of Section 4.3,
                                                               -----------
subject to the terms of the Loan Documents, exercise such of the rights and powers vested in Certificate Trustee pursuant to the last sentence of Section
                                                                      -------
4.3 as it shall deem advisable and in the best interests of the Certificate
---
Purchasers;  provided, however, that Certificate Trustee in exercising such
             -----------------
rights and powers shall be liable only for its gross negligence or willful misconduct (except that it shall be liable for its negligence in the handling of funds).

                                                   TRUST AGREEMENT

     (c) No provision hereof shall be construed to relieve Bank in its individual capacity or Certificate Trustee of liability for its gross negligence or willful misconduct or its negligence in the handling of funds, it being understood that, without limiting the foregoing:

                 (i) Certificate Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer of Certificate Trustee, unless it shall be proved that Certificate Trustee was grossly negligent;

                 (ii) Certificate Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Required Entities pursuant to the express provisions hereof;

                 (iii) no provision hereof shall require Bank in its individual capacity to expend or risk its own funds in the performance of any of its duties hereunder or under any of the other Operative Documents, or in the exercise of any of its rights or powers;

                 (iv) Certificate Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by any Certificate Purchaser;

                 (v) Except as expressly provided in this Trust Agreement, in accepting the trust created hereby, Certificate Trustee acts solely as trustee and not in its individual capacity, and all persons having any claim against Certificate Trustee by reason of the transactions contemplated by this Trust Agreement shall, other than as expressly provided in this Trust Agreement and the other Operative Documents, look solely to the Trust's property for payment or satisfaction thereof; and

                 (vi) Bank shall be liable for (A) any taxes on, with respect to or measured by any amounts paid to it as compensation for services or otherwise under the Operative Documents, (B) acts or omissions not related to the transactions contemplated by the Operative Documents,
          (C) the inaccuracy of representations and warranties made by Bank in its individual capacity in the Participation Agreement or any certificate or document delivered pursuant thereto, and (D) its negligence in the handling of funds.

                                                   TRUST AGREEMENT

     (d) Certificate Trustee shall not be required to take any action hereunder or under the Operative Documents, nor shall any other provision of this Trust Agreement or any Operative Document be deemed to impose a duty on Certificate Trustee to take any action, if Certificate Trustee shall determine, or shall have been advised by counsel, that such action is likely to result in personal liability or is contrary to Applicable Laws or the Operative Documents.

     (e) Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to Certificate Trustee shall be subject to the provisions of this Section 4.5.
        -----------

     SECTION 4.6. Certain Rights of Certificate Trustee.  Except as otherwise
                  -------------------------------------
provided in Section 4.5:
            -----------

     (a) Certificate Trustee may rely and shall be protected in acting or refraining from acting upon any signature, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction or authorization by any party hereto or to any other Operative Document shall be sufficiently evidenced by a request, direction or authorization in writing, delivered to Certificate Trustee and signed in the name of such party by the president, any vice president, the treasurer or the secretary of such party, as the case may be, and any resolution of the board of directors or committee thereof of such party shall be sufficiently evidenced by a copy of such resolution certified by the secretary or an assistant secretary of such party, as the case may be, to have been duly adopted and to be in full force and effect on the date of such certification, and delivered to Certificate Trustee;

     (c) whenever in the administration of this Trust Agreement Certificate Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, Certificate Trustee may in good faith rely upon a certificate in writing, delivered to Certificate Trustee and signed by the president, any vice president, any assistant vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of a Certificate Purchaser;

                                                                 TRUST AGREEMENT

     (d) Certificate Trustee may exercise its powers and perform its duties by or through such attorneys, agents and servants as it shall appoint; and it shall be entitled to the advice of counsel and shall be protected by the advice of such counsel in anything done or omitted to be done in accordance with such advice (provided that such advice pertains to such matters as Certificate Trustee may reasonably presume to be within the scope of such counsels area of expertise);

     (e) Certificate Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of the Required Entities, unless the Required Entities shall have offered to Certificate Trustee reasonable security or indemnity against the costs, expenses (including reasonable fees and expenses of its legal counsel) and liabilities which may be incurred by it in compliance with such request or direction;

     (f) provided no Authorized Officer has actual knowledge of the inaccuracy thereof, Certificate Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent or other paper or document, but Certificate Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if Certificate Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books and records of Lessee related to the Leasehold Estate to reasonably determine whether Lessee is in compliance with the terms and conditions of the Lease and to examine the Equipment, by agent or attorney, all upon the terms and conditions contained in the Lease; and

     (g) without limiting the generality of Section 4.5, Certificate Trustee
                                            -----------
shall not have any duty (i) to see to any recording or filing of the Operative Documents or any Uniform Commercial Code financing statements or to see to the maintenance of any such recording or filing, (ii) to see to any insurance on the Equipment or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, other than to promptly forward to the Certificate Purchasers copies of all certificates, reports And other written information which it receives from Lessee pursuant to the requirements of the Lease or the Participation Agreement (unless the Certificate Purchasers are to receive such certificates, reports and other written information directly from Lessee), (iii) to see to the payment or

                                                   TRUST AGREEMENT

discharge of any tax, assessment or other governmental charge or any Lien owing with respect to, assessed or levied against any part of the Trust Estate, except as provided in Section 6.2(a) of the Participation Agreement, (iv) to confirm or verify any financial statements of Lessee or Guarantor, or (v) to inspect the Equipment at any time or ascertain or inquire as to the performance or observance of any of Lessee' s covenants under the Operative Documents with respect to the Equipment.

     SECTION 4.7.    NO REPRESENTATIONS OR WARRANTIES AS TO THE LEASEHOLD ESTATE
                     -----------------------------------------------------------
OR DOCUMENTS.  BANK IS NOT A BUILDER, DEVELOPER OR MANUFACTURER OF THE SYSTEMS
------------
OR ANY RELATED EQUIPMENT OR A DEALER IN SIMILAR PROPERTY AND HAS NOT INSPECTED THE EQUIPMENT PRIOR TO DELIVERY TO AND ACCEPTANCE BY LESSEE. BANK HAS NOT MADE NOR DOES IT MAKE (A) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO ANY ENVIRONMENTAL MATTER OR CONDITION, VALUE, DESIGN, OPERATION, CONDITION, QUALITY, DURABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT, OR AS TO TITLE THERETO, OR (B) ANY REPRESENTATION OR WARRANTY AS TO THE VALIDITY, LEGALITY OR ENFORCEABILITY OF THE OPERATIVE DOCUMENTS (OTHER THAN AS TO THIS TRUST AGREEMENT AGAINST BANK), OR AS TO THE CORRECTNESS OF ANY STATEMENT CONTAINED IN ANY THEREOF, EXCEPT AS SET FORTH IN SECTION 4.3 OF THE PARTICIPATION AGREEMENT.

     SECTION 4.8. Status of Moneys Received.  All moneys received by Certificate
                  -------------------------
Trustee under or pursuant to any provision of this Trust Agreement (other than Excluded Amounts to be paid to Bank) shall constitute trust funds for the purpose for which they were paid or are held, but need not be segregated in any manner from any other moneys and may be deposited by Certificate Trustee under such conditions as may be prescribed or permitted by Applicable Laws for trust funds, or, at the direction of the Required Entities may be invested in Permitted Investments.

     SECTION 4.9. Permitted Activities.  Certificate Trustee or any corporation
                  --------------------
in or with which Certificate Trustee may be interested or affiliated or any officer or director of' any such corporation may acquire and hold Certificates hereunder (subject to the restrictions of Sections 6.3 and 6.4 of the Participation Agreement), and have commercial relations and otherwise deal with Lessee or with any other corporation having relations with Lessee to the full extent permitted by Applicable Laws.

                                                   TRUST AGREEMENT

     SECTION 4.10. Resignation or Removal of Certificate Trustee.  Certificate
                   ---------------------------------------------
Trustee or any successor thereto may resign at any time without cause by giving at least sixty (60) days' prior written notice to each Certificate Purchaser, Administrative Agent and Lessee, and the Required Entities may at any time remove Certificate Trustee without cause by an instrument in writing delivered to Certificate Trustee, Administrative Agent and Lessee, such resignation or removal to be effective on the later of the date specified in such notice or written instrument or the date on which a successor certificate trustee is appointed hereunder. With the written consent of Administrative Agent and, so long as a Lease Event of Default shall not have occurred and, be continuing, the Required Entities may, at any time upon thirty (30) days' prior written notice to Administrative Agent and Lessee by an instrument in writing, appoint a successor certificate trustee, provided, however, that a successor certificate
                               --------  -------
trustee shall be a bank or trust company which is organized under the laws of the United States of America or any state thereof and has a combined capital and surplus of at least $100,000,000. If the Required Entities shall not have appointed a successor certificate trustee within thirty (30) days after the giving of notice of such resignation or removal, Administrative Agent or Certificate Trustee may apply to any court of competent jurisdiction to appoint a successor certificate trustee to act until such time, if any, as a successor or successors shall have been appointed by the Required Entities as above provided. Any successor certificate trustee so appointed by such court shall immediately and without further act be superseded by a successor certificate trustee appointed by the Required Entities.

     SECTION 4. 11. Estate and Rights of Successor Certificate Trustee.  Any
                    --------------------------------------------------
successor certificate trustee, whether appointed by the Required Participants or a court, shall execute and deliver to the predecessor Certificate Trustee an instrument accepting such appointment, and thereupon each successor Certificate trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Certificate Trustee in the trusts hereunder with like effect as if originally named as an Certificate Trustee herein, but nevertheless upon the written request of such successor Certificate trustee, such predecessor Certificate Trustee shall execute and deliver an instrument transferring to such successor certificate trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Certificate Trustee, and such predecessor Certificate Trustee shall duly assign, transfer, deliver and pay over to such successor certificate trustee any property or moneys then held by such predecessor Certificate Trustee upon the trusts herein expressed.

                                                   TRUST AGREEMENT

     SECTION 4.12. Merger  or Consolidation of Certificate Trustee.  Any
                   -----------------------------------------------
corporation into which Certificate Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which Certificate Trustee shall be a party, or any corporation to which substantially all of the corporate trust business of Certificate Trustee may be transferred, shall be a successor certificate trustee under this Trust Agreement without further act.

     SECTION 4.13. Co-Trustees.  At any time, for the purpose of meeting any
                   -----------
legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Required Entities and Certificate Trustee jointly shall have the power, and shall execute and deliver all instruments, to appoint one or more persons approved by the Required Entities and Certificate Trustee, to act as co-trustee, or co-trustees, jointly with Certificate Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such person or persons, in such capacity, such title to the Trust Estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Required Entities and Certificate Trustee may consider necessary or desirable. If the Required Entities shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request to do so, Certificate Trustee alone shall have power to make such appointment. Certificate Trustee shall not be liable for any act or omission of any co-trustee or separate trustee appointed under this Section 4.13.
                                                 ------------

     SECTION 4.14. Doing Business in Other Jurisdictions.  Notwithstanding
                   -------------------------------------
anything contained herein to the contrary, Certificate Trustee shall not be required to take any action in any jurisdiction, other than in the state in which the Corporate Trust Department is located and other than in any other jurisdiction in which Certificate Trustee is authorized to do business, if solely as a result of such action, (i) the taking of such action would require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any Governmental Authority of any jurisdiction, other than the state in which the Corporate Trust Department is located or any other jurisdiction in which Certificate Trustee is authorized to do business; (ii) Bank would incur any fee, tax or other governmental charge under the laws of any Jurisdiction or any political subdivision thereof in existence on the date hereof, other than the state in which the Corporate Trust Department is located or any other jurisdiction in which Certificate Trustee is authorized to do business; or (iii) Bank would become subject to personal jurisdiction in any jurisdiction, other than the state of Certificate Trustee's organization or any other jurisdiction in which Certificate Trustee is authorized to do

                                                   TRUST AGREEMENT

business, for causes of action arising from acts unrelated to the consummation of the Overall Transaction by Bank or Certificate Trustee; provided, that if pursuant to the foregoing paragraph Certificate Trustee shall not be required to take an action, Certificate Trustee shall promptly appoint an additional trustee pursuant to Section 4.13 to proceed with such action.
            ------------


                                   ARTICLE V
                  TRANSFER OF CERTIFICATE PURCHASER'S INTEREST

     Any transfer by a Certificate Purchaser of its Certificates and its interests under this Trust and in and to the Trust Estate shall comply with Sections 6.3 and 6.4 of the Participation Agreement.


                                   ARTICLE VI
                     TERMINATION OF AND AMENDMENTS TO TRUST

    SECTION 6. 1. Termination.  The Trust created and provided for hereby shall
                  -----------
cease and be terminated in any one of the following events, whichever shall first occur:

     (a) if the Required Entities shall by notice in writing to Certificate Trustee, the Lenders, Administrative Agent and Lessee revoke and terminate the Trust on and as of a date stated in such notice, which date shall not be less than ten (10) nor more than thirty (30) days from the date of mailing such notice, then on the date specified in such notice the Trust created and provided for hereby shall cease and terminate; provided, however, that this Trust shall
                                      --------  -------
not be subject to revocation or termination by the Required Entities prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Loan Documents and the termination of the Loan Documents and the release of the Liens granted thereby; or

     (b) the sale or other final disposition by Certificate Trustee of all property constituting the Trust Estate and the final disposition by Certificate Trustee of all moneys or other property or proceeds constituting part of the Trust Estate in accordance with the terms hereof; provided, however that the
                                                  -----------------
Trust Estate shall not be subject to sale or other final disposition by Certificate Trustee prior to the payment in full and discharge of the Loans and all other indebtedness secured by the Loan Documents and the release of the Loan Documents and the Liens granted thereby and the payment in full of the Certificate Purchaser Amounts;

                                                   TRUST AGREEMENT

     (c) 110 years after the date hereof; or

     (d) an Insolvency Event with respect to any Certificate Purchaser; provided
                                                                        --------
that this Trust Agreement shall not be so terminated if, before the end of the thirty (30) day period referred to in clause (a), Certificate Trustee receives
                                      -----------
written instructions from the Required Certificate Purchasers (other than a Certificate Purchaser that is the subject of an Insolvency Event and any of its Affiliates), to the effect that each such Certificate Purchaser disapproves of the liquidation of the Trust Estate and termination of the Trust and naming a successor to the Certificate Purchaser that is the subject of an Insolvency Event. Promptly after the occurrence of any Insolvency Event with respect to any Certificate Purchaser: (i) such Certificate Purchaser shall give Certificate Trustee written notice of such Insolvency Event; and (ii) Certificate Trustee shall, upon the receipt of such written notice from such Certificate Purchaser, give prompt written notice to the other Certificate Purchasers of the occurrence of such event; provided, however, that any failure to give a notice required by
               --------  -------
this sentence shall not prevent or delay in any manner a termination of the Trust pursuant to any other provision of this Section 6.1. Upon a termination
                                              ------- ----
pursuant to this Section 6.1, subject to Section 4.4, Certificate Trustee shall
                 -----------             -----------
collect all amounts due the Trust pursuant to any of the Operative Documents.

     SECTION 6.2. Distribution of Trust Estate Upon Termination.  Upon any
                  ---------------------------------------------
termination of this Trust pursuant to the provisions of Section 6.1, Certificate
                                                        -----------
Trustee shall convey the Trust Estate to such purchaser or purchasers thereof or other Person entitled thereto and for such amount and on such terms as shall be specified in written instructions from the Required Entities delivered to Certificate Trustee prior to the date of termination; provided that (a) if at
                                                      --------
the time of any termination the Lease remains in force and effect, then the Trust Estate shall be sold as a whole and subject to the Lease, and (b) in the event such written instructions are not delivered to Certificate Trustee on or before the date of termination, Certificate Trustee shall transfer title to the Trust Estate to the Certificate Purchasers. Upon making such transfer or sale, Certificate Trustee shall be entitled to immediate receipt of any sums due and owing to Certificate Trustee for expenses (including reasonable attorneys' fees and expenses) incurred pursuant hereto or as compensation for services rendered hereunder and not theretofore paid, and Certificate Trustee shall be discharged and free of any further liability hereunder subject to Section 4.5(c).
                                                       --------------

                                                   TRUST AGREEMENT

     Notwithstanding the foregoing provisions of this Section 6.2, upon the
                                                      -----------
termination of this Trust pursuant to the provisions of Section 6.1(d), the
                                                        ---------------
Certificate Purchasers hereby appoint Certificate Trustee to act as liquidating trustee and the Certificate Trustee, as liquidating trustee, shall gradually settle and close the Trust's business, dispose of and convey the Trust's property, discharge or make reasonable provision for the Trust's liabilities, and distribute to the Certificate Purchasers any assets of the Trust (collectively the "Settlement Actions"); provided, that, consistent with the
                  ---------------------   --------
rights and obligations of the Trust under the Operative Documents, (A) Certificate Trustee, as liquidating trustee, shall, without limitation, (i) continue to collect payments under the Lease and otherwise continue to perform the obligations of the Lessor under the Lease and continue to exercise the rights and remedies of the Lessor under the Lease, and (ii) continue to make or cause to be made payments under the Loan Agreement and otherwise continue to perform the obligations of the Borrower under the Loan Agreement and continue to exercise the rights and remedies of the Borrower under the Loan Agreement, and
(B) prior to the satisfaction by Lessee of all its obligations arising under the Operative Documents and the satisfaction by the Trust of all its obligation arising under the Operative Documents, Certificate Trustee, as liquidating trustee, shall not take any Settlement Action (nor shall any Participant direct Certificate Trustee, as liquidating trustee, or any other party to take any Settlement Action) which would adversely affect (i) the parties' continuing rights and obligations under the Operative Documents, (including, without limitation, the term of the Lease, the Loan Agreement or any other Operative Documents) or (ii) the rights of any Participant to receive any amounts as contemplated by and at such times as set forth in the Operative Documents;

provided, further, that it is expressly understood that a termination of the
-----------------
Trust pursuant to the provisions of Section 6.1(d) shall not constitute a Lease
                                    --------------
Event of Default or a Loan Event of Default.

     SECTION 6.3. Amendments.  Subject to Section 9.5 of the Participation
                  ----------
Agreement, at any time and from time to time, upon the written request of the Required Entities, (i) Certificate Trustee shall execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of this Trust Agreement as specified in such request, and (ii) Certificate Trustee shall enter into or consent to such written amendment of or supplement to the Operative Documents as Lessee or Administrative Agent, as the case may be, may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of the terms of the Operative Documents as may be specified in such request; provided, however, if in the reasonable opinion of
                           -----------------
Certificate Trustee, any document required to be executed by it pursuant to this

Section 6.3 affects any right or
-----------

                                                   TRUST AGREEMENT

duty of, or immunity or indemnity in favor of, Certificate Trustee under this Trust Agreement or the other Operative Documents, Certificate Trustee may in its reasonable discretion decline to execute such document.


                                  ARTICLE VII
                                 MISCELLANEOUS

     SECTION 7.1. Compensation and Indemnification.
                  --------------------------------

     (a) Bank shall receive reasonable compensation for its services hereunder, including reasonable compensation for acting as liquidating trustee if so required, from Lessee and shall be reimbursed by Lessee for Bank's reasonable fees and expenses (including the disbursements and reasonable fees of counsel). In the event a Lease Event of Default or a Loan Event of Default shall have occurred and be continuing and Certificate Trustee shall be required pursuant to the provisions of this Trust Agreement to take any action in connection therewith or act as liquidating trustee, Lessee shall reimburse it for any expenses it may incur in relation to taking any such action (including the disbursements And fees of counsel) except any expenses Certificate Trustee may incur as a result of its gross negligence or willful misconduct. Certificate Trustee (at the direction of the Certificate Purchasers) grants to Bank a Lien on the Trust Estate to secure payment of reasonable compensation and expenses incurred by it in its performance of any duties it may have as liquidating trustee.

     (b) The Certificate Purchasers shall reimburse, indemnify, protect and save harmless Certificate Trustee from and against any and all losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses, including taxes and counsel fees, and including tort claims for which Certificate Trustee is strictly liable, which may be asserted against or incurred by reason of Bank's being Certificate Trustee or acting hereunder or under the Operative Documents or the performance or enforcement of any of the terms hereof, or arising out of or relating to this Trust Agreement or the Operative Documents or the Equipment or the Rent and other sums payable therefor, or the building, manufacture, purchase, installation, acceptance, resection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Equipment or in any way relating to or arising out of the Trust Estate or the action or the inaction of Certificate Trustee hereunder or by reason of any occurrence while so acting; provided, that the Certificate Purchasers shall not be so obligated in respect of any such losses, damages, liabilities, claims, actions, suits, obligations, penalties, demands, disbursements and expenses,

                                                   TRUST AGREEMENT

including taxes and counsel fees pursuant to this Section 7.1, arising from or
                                                  -----------
as a result of (a) the willful misconduct or gross negligence of Bank, (b) any taxes on, with respect to or measured by any amounts paid to Bank as compensation for services or otherwise under the Operative Documents, or (c) the inaccuracy of representations and warranties made by Bank in its individual capacity in the Participation Agreement or in any certificate or documents delivered pursuant thereto; and, provided, further, that neither Bank nor
                                 -----------------
Certificate Trustee shall make any claim under this Section 7.1 for any claim or
                                                    -----------
expense indemnified against by Lessee under Article VII of the Participation Agreement without first making demand on such Lessee for payment of such claim or expense and reasonably attempting to collect same. The provisions of this

Section 7.1 (other than the requirements for compensation of Certificate Trustee
-----------
after its resignation, which shall terminate upon -the resignation or removal of Certificate Trustee) shall continue in force and effect notwithstanding the termination of this Trust, the resignation or removal of Certificate Trustee or the obligation of any other party to any other Operative Document to make any payment to Certificate Trustee which a Certificate Purchaser is required to make pursuant to this Section 7.1. The obligations of the Certificate Purchasers
                 -----------
under this Section 7.1 shall be several and not joint and pro rata in accordance
           ------------
with their respective Certificate Purchaser Amounts (and if a determination is to be made after all Certificate Purchaser Amounts are paid, such determination shall be made based upon the Certificate Purchaser Amounts immediately prior to
final payment thereof).   To secure the same, Certificate Trustee shall have a
lien on the Trust Estate which shall be prior to any interest therein of the Certificate Purchasers.

    SECTION 7.2. Notices.  All notices and communications provided for herein
                 -------
shall be in writing and shall be deemed to have been given when delivered in accordance with Section 9.3 of the Participation Agreement.

    SECTION 7.3. Applicable Law.  This Trust is being created in the State of
                 --------------
New York and the validity, construction and all rights under this Trust shall be governed by the laws of that State. if any provision of this Trust shall be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective, provided that such remaining provisions do not increase the obligations or liabilities of Certificate Trustee.

    SECTION 7.4. Tax Reports.  In the event any tax report or tax return is
                 -----------
required to be made by Certificate Trustee with respect to the Trust Estate and Lessee is not required to prepare and file the same pursuant to the Lease, each Certificate Purchaser will prepare such tax report or return in respect of its interest in the

                                                   TRUST AGREEMENT


Trust and deliver a copy thereof to Certificate Trustee. Certificate Trustee Agreements to promptly forward to each Certificate Purchaser any communications with respect to taxes pertaining to the Trust Estate which are received by Certificate Trustee from tax authorities or from Lessee.

     SECTION 7.5. Headings.  The headings of the various Sections herein are for
                  --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 7.6. Successors and Assigns.  All covenants and Agreements
                  ----------------------
contained herein shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 7.7. Severabilitv.  Any provision of this Trust Agreement which is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition on unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

     SECTION 7.8. Only Written Waivers.  No term or provision of this Trust
                  --------------------
Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

     SECTION 7.9. Counterparts.  This instrument may be simultaneously executed
                  ------------
in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute and be one and the same instrument.

     SECTION 7.10. Rights in Trust Agreement.  Except as expressly provided to
                   -------------------------
the contrary in the Operative Documents, nothing in this Trust Agreement, whether express or implied, shall be construed to give any person other than Certificate Trustee and each Certificate Purchaser and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement.

     SECTION 7.11. Identification of Trust.  This trust may for convenience be
                   -----------------------
referred to as Electric Lightwave, Inc.  Trust No. 1995-A.

                                                                 TRUST AGREEMENT


                            [Signature page follows]

                                                   TRUST AGREEMENT

          IN WITNESS WHEREOF, the Certificate Purchasers and Certificate Trustee have caused this instrument to be duly executed all as of the day and year first above written.



                              SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Certificate Trustee


                              BY:        /s/  Robert L. Reynolds
                                   -----------------------------
                              Name:  Robert L. Reynolds
                              Title:    Vice President

                                                            TRUST AGREEMENT




                                    SUMITOMO BANK LEASING AND FINANCE,
                                    INC., as Cerfiticate Purchaser


                                    By:   /s/ William M. Ginn
                                        --------------------------
                                    Name:   William M. Ginn
                                    Title:  President

                                                            TRUST AGREEMENT



                                        SHAWMUT BANK, N.A., as Certificate
                                        Purchaser


                                        By:  /s/     Robert D. Linagan
                                            ---------------------------------
                                        Name:   Robert D. Lanigan
                                        Title:  Managing Director

                                                            TRUST AGREEMENT



                                 FBTC LEASING CORP., as Certificate Purchaser



                                 By:  /s/     Akahiro Hashimoto
                                     ------------------------------
                                 Name:  Akihiro  Hashimoto
                                 Title:    Treasurer

                                                            TRUST AGREEMENT



                                        THE DAI-ICHI KANGYO BANK
                                        Ltd. New York Branch, as
                                        Certificate Purchaser



                                        By:       /s/    Shinya Wako
                                             -----------------------
                                        Name:  Shinya Wako
                                        Title:    Vice President

                                                           TRUST AGREEMENT



                            BA LEASING  & CAPITAL CORPORATION,  as
                            Certificate Purchaser


                            By:    /s/  Sara L. Fitch
                                 -----------------------
                            Name:   Sara L. Fitch
                            Title:    Vice President

                                TRUST AGREEMENT


                                  SCHEDULE I
                                  ----------

                          CERTIFICATE PURCHASERS AND
                         CERTIFICATE PURCHASER AMOUNTS



                                                     Commitment
         Certificate Purchaser         Commitment    Percentage
         ---------------------         ------------  ----------

         BA LEASING & CAPITAL          $1,050,000.00  0.95454545
              CORPORATION

         DAI-ICHI KANGYO BANK LTD.,    $  600,000.00  0.54545455
              NEW YORK BRANCH

         FBTC LEASING CORP.            $  300,000.00  0.27272727

         SUMITOMO BANK LEASING         $  600,000.00  0.54545455
              AND FINANCE, INC.

         SHAWMUT BANK, N.A.            $  750,000.00  0.68181818
                                       -------------  ----------
         TOTAL                         $3,300,000.00  3.00000000%

                                   EXHIBIT A
                                       TO
                                TRUST AGREEMENT

                           FORM OF TRUST CERTIFICATE



                    THIS CERTIFICATE HAS NOT BEEN REGISTERED
                       UNDER THE SECURITIES ACT OF 1933,
             AS AMENDED, OR ANY STATE SECURITIES OR "BLUE SKY" LAW,
                  AND MAY NOT BE TRANSFERRED, SOLD OR OFFERED
                   FOR SALE IN VIOLATION OF SUCH ACT OR LAWS.

                   ELECTRIC LIGHTWAVE, INC.  TRUST NO. 1995-A
                               TRUST CERTIFICATE
                         Evidencing an interest in the
                        Trust Estate, as defined below.


         Number R- __________
                                       Dated as of April ______, 1995


     THIS CERTIFIES THAT ___________________________________________________
 (the "Certificate Purchaser") is the registered owner of a __________________________________________ Dollars ($ _________________ )
 Certificate, evidencing an interest n the Trust Estate created pursuant to (and defined in) that certain Trust Agreement, dated as of April 28, 1995, (the "Trust Agreement") among the Persons named on Schedule I thereto, as Certificate Purchasers, and SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, as Certificate Trustee, which creates the trust identified under the title hereof. To the extent not otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in Appendix 1 to the Participation Agreement (as defined in the Trust Agreement) , unless the context otherwise requires. This Certificate is one of the duly authorized Trust Certificates. This Certificate is being delivered pursuant to, is entitled to the benefits of, and is subject to the terms, provisions and conditions of' the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of its acceptance hereof assents and by which such holder is bound.

    This Certificate entitles the registered owner hereof to the payment of a principal sum equal to the aggregate unpaid Certificate Purchaser Amounts advanced by the Certificate Purchaser to, or for the benefit of, Certificate Trustee, as recorded either on the grid attached to this Certificate or in the records of the Certificate Purchaser (and such recordation shall constitute prima facie evidence of the information so recorded); provided, however, that
                                                      -----------------
the failure to make any such recordation or any error in such recordation shall not in any way affect Certificate Trustee's obligation to repay this Certificate) together with the Yield on the amount of said principal sum outstanding and remaining unpaid from time to time from the date of this Certificate until payment hereof is made or duly provided. All payments of the principal hereof and Yield on such principal amount shall be due and payable in such amounts and at the times provided in the Trust Agreement, including on the Final Maturity Date.

     Interest on any overdue principal and (to the extent permitted by Applicable Law) Yield shall be paid from the due date thereof at the Overdue Rate.

     All payments of principal and Yield and other amounts hereunder to be made by Certificate Trustee shall be made only from the income and proceeds from the Trust Estate and only to the extent that Certificate Trustee shall have sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Articles II and III of the Trust Agreement. Each holder hereof, by its acceptance of this Certificate, Agreement: (i) that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to the holder hereof; and (ii) that in any action or proceeding brought on this Certificate or on any obligation evidenced hereby, no deficiency or other monetary judgment shall be sought or obtained against Certificate Trustee by reason of the ownership of this Certificate, except as is necessary to enforce the rights and remedies of such holder under the Trust Agreement and the other operative Documents, in which event any such judgment shall be enforceable against Certificate Trustee only to the extent of the interest of Certificate Trustee in the Trust Estate, and any such judgment shall not be enforceable by execution or by a Lien on any of the assets of Certificate Trustee or Bank other than the interest of Certificate Trustee in the Trust Estate.

     All principal of and Yield on this Certificate shall be payable in immediately available funds as provided in Article III of the Trust Agreement, but in any event no later than the Final Maturity Date.

     There shall be maintained a register for the purpose of registering transfers and exchanges of Certificates, at Certificate Trustee's Corporate Trust Department.

     Each holder of this Certificate, by its acceptance hereof, agrees that each payment received by such holder hereunder on account of principal of, or Yield on, this Certificate shall be applied in the manner set forth in Article III of the Trust Agreement.

     This Certificate is one of the Certificates referred to in the Trust Agreement that have been delivered pursuant to the terms of the Trust Agreement. Reference is hereby made to the Trust Agreement and the Operative Documents for a statement of: (i) the rights of the holder of, and the nature and extent of the security for, this Certificate; (ii) the rights of the holders of, and the nature and extent of the security for, other Certificates; and (iii) the terms, rights and conditions of the trusts created by the Trust Agreement.

     This Certificate is not subject to prepayment except as provided in the Trust Agreement.

This Certificate is a registered Certificate and is transferable, as provided in the Trust Agreement, only upon surrender of this Certificate for registration and transfer duly accompanied by a written instrument of transfer duly executed by the registered holder hereof or his attorney duly authorized in writing. Prior to due registration of transfer of this Certificate, Certificate Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payments of principal and Yield hereunder and under the Trust Agreement and for all other purposes whatsoever, whether or not this Certificate be overdue, and Certificate Trustee shall not be affected by notice to the contrary.

                            (signature page follows)

IN WITNESS WHEREOF, Certificate Trustee has caused this Certificate to be executed in its corporate name by its duly Authorized Officer as of the date hereof.


                              SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Trustee


                              By:       /s/   Robert L. Reynolds
                                   -----------------------------
                              Name:  Robert L. Reynolds
                              Title:    Vice President


                              This Certificate is one of the Certificates referred to in the within-mentioned Trust Agreement.

                       GRID ATTACHED TO TRUST CERTIFICATE
                            DATED APRIL ___, 1995 OF
                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION,
                             AS CERTIFICATE TRUSTEE
         PAYABLE TO THE ORDER OF [INSERT CERTIFICATE PURCHASER'S NAME]

Certificate Purchaser Amounts advanced by the Certificate Purchaser to Certificate Trustee, and payments of principal of such Certificate Purchaser amounts.


                                             Principal Amount Bearing
         Prinicpal Amount                                                   Interest Paid
                           Interest Period      Base         LIBO        Base      LIBO           Principal Amount    Notation
Date     Advances  C.I. *  (If Applicable)      RATE         RATE        Rate      RATE    C.I.         Total         Made By
----     --------  ---     ---------------      ----         ----        ----      ----    ---          -----         -------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

*  C.I.  =  Capitalized Interest

================================================================================


                  SECURITY AGREEMENT AND ASSIGNMENT OF LEASE
                  (Electric Lightwave, Inc. Trust No. 1995-A)


                          dated as of April 28, 1995



                                     among



                           SHAWMUT BANK CONNECTICUT,
                             NATIONAL ASSOCIATION,
                   not in its individual capacity but solely
                            as Certificate Trustee,



                                      and



                           SHAWMUT BANK CONNECTICUT,
                             NATIONAL ASSOCIATION,
                   not in its individual capacity but solely
                            as Administrative Agent


================================================================================

                                   EXHIBIT K
                          TO PARTICIPATION AGREEMENT
                  (Electric Lightwave, Inc. Trust No. 1995-A)

                                    FORM OF
                  SECURITY AGREEMENT AND ASSIGNMENT OF LEASE
                  ------------------------------------------


  THIS SECURITY AGREEMENT AND ASSIGNMENT OF LEASE (this "Security Agreement"),
                                                         ------------------
dated as of April 28, 1995, is made by SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Certificate Trustee ("Grantor") under Electric Lightwave, Inc. Trust
                                -------
No. 1995-A, created by that certain Trust Agreement dated as of April 28, 1995 among the Persons named on Schedule I thereto, as Certificate Purchasers, and Grantor, in favor of SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Administrative Agent ("Administrative Agent") for the Certificate Purchasers and the Lenders.
        --------------------


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

  WHEREAS, Grantor, the Certificate Purchasers, Administrative Agent, Information Agent, the Lenders, Guarantor and Electric Lightwave, Inc., a Delaware corporation ("Lessee"), have entered into that certain Participation
                       ------
Agreement (Electric Lightwave, Inc. Trust No. 1995-A), dated as of April 28, 1995 (as amended, modified or supplemented from time to time, the "Participation
                                                                   -------------
Agreement"); and
---------

  WHEREAS, concurrently herewith pursuant to the Participation Agreement, (i) the Trust is providing funding for the purchase, construction and installation of certain Equipment and Systems comprising one or more MANs and the Southwest FCL, and (ii)

Grantor, as lessor, and Lessee, as lessee, are entering into the Lease; and

  WHEREAS, it is a condition precedent to the consummation by the Participants of the transactions to be consummated on each Advance Date that Grantor execute and deliver this Security Agreement as security for Grantor's obligations under the Loan Agreement; and

  WHEREAS, it is in the best interests of Grantor that the Overall Transaction occur; and

  WHEREAS, Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Participants to enter into the Overall Transaction, Grantor agrees as follows:


                                   ARTICLE I
                                  DEFINITIONS

  SECTION I.1.  Certain Terms.  The following terms (whether or not underscored)
                -------------
when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

  "Collateral" is defined in Section 2.1.
   ----------                -----------

  "Secured Obligations" is defined in Section 2.2.
   -------------------                -----------

  "UCC" means the Uniform Commercial Code, as in effect in the State of New
   ---
York.

  SECTION I.2.  Participation Agreement Definitions.  Unless otherwise defined
                -----------------------------------
herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and

                                                              Security Agreement

recitals, have the meanings provided in Appendix 1 to the Participation
Agreement.

  SECTION I.3.  UCC Definitions.  Unless otherwise defined herein or the context
                ---------------
otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                  ARTICLE II
                               SECURITY INTEREST

  SECTION II.1.  (a) Grant of Security.  Grantor hereby assigns and pledges to
                     -----------------
Administrative Agent, and hereby grants to Administrative Agent, for the benefit of the Participants, a security interest in and to all of the following, whether now existing or hereafter arising or acquired (the "Collateral"):
                                                    ----------

        (i) all of Grantor's right, title and interest in, to and under each Bill of Sale and each Certificate of Acceptance;

        (ii) all of Grantor's right, title and interest in, to and under the Participation Agreement, the Lease and each Lease Supplement, including all rights to receive payments thereunder other than Excluded Amounts;

        (iii) all of Grantor's right, title and interest in, to and under the Guaranty;

        (iv) all of Grantor's right, title and interest in, to and under the Construction Agency Agreement, the Support Agreement, the Purchase Order Assignment and each Qualified Use Agreement;

        (v) all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing; and

                                                              Security Agreement

        (vi) all products, accessions, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in the foregoing clauses of this Section 2.1, proceeds deposited from time to time in any
                     -----------
     lockboxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

     (b) Assignment of Interest. Grantor hereby sells, assigns, transfers and
         ----------------------
sets over unto Administrative Agent all of Grantor's right, title and interest in and to the Lease, including all Lease Supplements, and all Systems and Equipment subject thereto, including, without limitation, the right to receive directly all payments and notices due thereunder. This assignment is made with full recourse to Grantor and is provided as security for the performance of all of Grantor's obligations to the Administrative Agent for the benefit of the Participants pursuant to the Participation Agreement and the other Operative Documents to which it is a party.

  SECTION II.2.  Security for Obligations.  This Security Agreement secures the
                 ------------------------
payment of all obligations of Grantor now or hereafter existing under the Certificates, the Notes, the Loan Agreement and any other Operative Document to which it is a party, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of Grantor to the Participants howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereinafter existing or due or to become due (all such obligations being the "Secured Obligations").
                       -------------------

  SECTION II.3.  Continuing Security Interest; Transfer of Notes.  This Security
                 -----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall

                                                              Security Agreement

        (a) remain in full force and effect until the payment in full of all Secured Obligations and the termination of the Commitments and any other commitments of the Lenders to or for the benefit of Grantor;

        (b) be binding upon Grantor, its successors, transferees and assigns;
     and

        (c) inure, together with the rights and remedies of Administrative Agent hereunder, to the benefit of Administrative Agent and its successors, transferees and assigns.

Without limiting the generality of the foregoing clause (c), each transferee of
                                                 ----------
a Note shall, upon such transfer, become vested with all the rights and benefits in respect thereof granted under any Operative Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer. Upon the payment in full of all Secured Obligations and the termination of the Commitments, and any other commitments of the Lenders to Grantor, the security interest granted herein shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination, Administrative Agent will, on behalf of the Participants and at Grantor's sole expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

  SECTION II.4.  Grantor Remains Liable.  Anything herein to the contrary
                 ----------------------
notwithstanding

                                                              Security Agreement

        (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

        (b) the exercise by Administrative Agent of any of its rights hereunder shall not release Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

        (c) Administrative Agent shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall Administrative Agent be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

  SECTION III.1.  Representations and Warranties.  Grantor represents and
                  ------------------------------
warrants unto Administrative Agent as set forth in this Article.

  SECTION III.1.1.  Ownership, No Liens, etc.  Grantor owns the Collateral free
                    ------------------------
and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement.

  SECTION III.1.2.  Validity, etc.  This Security Agreement creates a valid
                    -------------
first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Assigned Agreements have been duly authorized, executed and delivered by the parties thereto, have not been amended or otherwise modified, are in full force and effect, and are binding

                                                              Security Agreement

upon and enforceable against the parties thereto in accordance with their terms.

  SECTION III.1.3.  Authorization, Approval, etc.  No authorization, approval or
                    ----------------------------
other action by, and no notice to or filing with, any Governmental Authority is required either

        (a) for the grant by Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by Grantor; or

        (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder, except for filing of UCC financing statements with the office of the Secretary of State of Connecticut.

  SECTION III.1.4.  Compliance with Laws.  Grantor is in compliance with all
                    --------------------
Applicable Laws of every Governmental Authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of Grantor, the ability of Grantor to perform its obligations hereunder, the enforceability of this Security Agreement, or the value of the Collateral or the worth of the Collateral as collateral security.


                                 ARTICLE IV
                                 COVENANTS

  SECTION IV.1.  Certain Covenants.  Grantor covenants and agrees that, so long
                 -----------------
as any portion of the Secured Obligations shall remain unpaid or the Participants shall have any outstanding Commitments to Grantor, Administrative Agent may exercise, in its sole and absolute discretion, any and all rights and powers set forth in this Section.

  SECTION IV.1.1.  As to Collateral.
                   ----------------

                                                              Security Agreement

        (a) Administrative Agent may, at the expense of Grantor, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral. Administrative Agent, as assignee hereunder of the Lease, may, at any time, enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

        (b) Administrative Agent is authorized to endorse, in the name of Grantor, any item, howsoever received by Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

        (c) If a Lease Default shall have occurred and be continuing, then the Administrative Agent, as assignee hereunder of the Lease, when required pursuant to the provisions of the Participation Agreement or the Lease, shall declare a Lease Event of Default and shall, when required pursuant to the provisions of the Participation Agreement or the Lease, exercise any or all of the rights and powers and pursue any or all of the remedies of Lessor pursuant to Article XVI of the Lease.

  SECTION IV.1.2.  Transfers and Other Liens.  Grantor shall not:
                   -------------------------

        (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral;

        (b) cancel or terminate the Assigned Agreements or consent to or accept any cancellation or termination thereof;

        (c) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

        (d) waive any default under or breach of the Assigned Agreements;

                                                              Security Agreement

        (e) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity, except for the security interest created by this Security Agreement; or

        (f) take any other action in connection with the Assigned Agreements which would impair the value of the interest or rights of Grantor thereunder or which would impair the interest or rights of Administrative Agent.

  SECTION IV.1.3.  Further Assurances, etc.  Grantor agrees that, from time to
                   -----------------------
time and at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Administrative Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will:

        (a) execute and file or record such instruments or notices as may be necessary or desirable, or as Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to Administrative Agent hereby; and

        (b) furnish to Administrative Agent, from time to time at Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Administrative Agent may reasonably request, all in reasonable detail.

                                                              Security Agreement

                                   ARTICLE V
                           THE ADMINISTRATIVE AGENT

     SECTION V.1.  Administrative Agent Appointed Attorney-in-Fact.  Grantor
                   -----------------------------------------------
hereby irrevocably appoints Administrative Agent as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Administrative Agent's discretion, after the occurrence of a Loan Event of Default (subject to Section 6.2 of the Loan Agreement) to take any action and to execute any instrument which Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

        (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

        (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;
                                                     ----------
        (c) to file any claims or take any action or institute any proceedings which Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral; and

        (d) to perform the affirmative obligations of Grantor hereunder (including all obligations of Grantor pursuant to Section 4.1.3).
                                                       -------------

Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

                                                              Security Agreement

  SECTION V.2.  Administrative Agent May Perform.  If Grantor fails to perform
                --------------------------------
any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of Administrative Agent incurred in connection therewith shall be payable by Grantor pursuant to Section
                                                                         -------
6.2.
---

  SECTION V.3.  Administrative Agent Has No Duty.  In addition to, and not in
                --------------------------------
limitation of, Section 2.4, the powers conferred on Administrative Agent
               -----------
hereunder are solely to protect Administrative Agent's interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

  SECTION V.4.  Reasonable Care.  Administrative Agent is required to exercise
                ---------------
reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that Administrative Agent shall be deemed to have
            --------  -------
exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Loan Event of Default, but failure of Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                  ARTICLE VI
                                   REMEDIES

  SECTION VI.1.  Certain Remedies.  If any Loan Event of Default shall have
                 ----------------
occurred and be continuing:

                                                              Security Agreement

        (a) Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may exercise any and all rights and remedies of Grantor under or in connection with the Collateral, including, without limitation, any and all rights of Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Agent shall not be obligated to make any sale of Collateral regardless of whether notice of sale has been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        (b) All payments received by Grantor under or in connection with the Assigned Agreements or otherwise in respect of the Collateral shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds of Grantor, and shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary endorsement).

                                                              Security Agreement

        (c) All cash proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Administrative Agent, be held by Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Administrative Agent pursuant to Section 6.2) in whole or in part by Administrative Agent
                       -----------
     against, all or any part of the Secured Obligations in such order as Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus.

  SECTION VI.2.  Indemnity and Expenses.
                 ----------------------

        (a) Grantor agrees to indemnify Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from Administrative Agent's gross negligence or wilful misconduct.

        (b) Grantor will upon demand pay to Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Administrative Agent may incur in connection with

             (i) the administration of this Security Agreement,

             (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                                                              Security Agreement

             (iii) the exercise or enforcement of any of the rights of Administrative Agent hereunder or

             (iv) the failure by Grantor to perform or observe any of the provisions hereof.


                                 ARTICLE VII
                           MISCELLANEOUS PROVISIONS

  SECTION VII.1.  Operative Document.  This Security Agreement is an Operative
                  ------------------
Document executed pursuant to the Participation Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

  SECTION VII.2.  Amendments; etc.  No amendment to or waiver of any provision
                  ---------------
of this Security Agreement nor consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

  SECTION VII.3.  Addresses for Notices.  Unless otherwise specified herein, all
                  ---------------------
notices, requests, demands or other communications to or upon the respective parties hereto shall be delivered in accordance with, and shall be deemed to have been given as provided in, Section 9.3 of the Participation Agreement.

  SECTION VII.4.  Section Captions.  Section captions used in this Security
                  ----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

  SECTION VII.5.  Severability.  Wherever possible, each provision of this
                  ------------
Security Agreement shall be interpreted in such manner as to be effective and valid under Applicable Laws, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the

                                                              Security Agreement

extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

  SECTION VII.6.  Governing Law, Entire Agreement, etc.  THIS SECURITY AGREEMENT
                  ------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                           [signature page follows]

  IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                         SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Trustee under Electric Lightwave, Inc. Trust No. 1995-A, created by the Trust Agreement



                         By:  _______________________________
                         Name:   Robert L. Reynolds
                         Title:  Vice President

                         Address:  777 Main Street, MSN 238
                                   Hartford, Connecticut 06115

                         Attention:  Corporate Trust Administration
                                     (Electric Lightwave, Inc.
                                     Trust No. 1995-A)

                         Telecopier:  (203) 986-7920


                         SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Administrative Agent under the Participation Agreement



                         By:  _______________________________
                         Name:   Robert L. Reynolds
                         Title:  Vice President

                         Address:  777 Main Street, MSN 238
                         Hartford, Connecticut 06115

                         Attention:  Corporate Trust Administration

                                                              Security Agreement

                                     (Electric Lightwave, Inc. Trust No. 1995-A)

                         Telecopier: (203) 986-7920

       _________________________________________________________________
       _________________________________________________________________



                           PURCHASE ORDER ASSIGNMENT

                          Dated as of April 28, 1995


                                    Between


                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION

                         as Certificate Trustee under
                   Electric Lightwave, Inc. Trust No. 1995-A


                                      and


                           ELECTRIC LIGHTWAVE, INC.
                       as Lessee and Construction Agent



       _________________________________________________________________
       _________________________________________________________________

                           PURCHASE ORDER ASSIGNMENT
                           -------------------------


      THIS PURCHASE ORDER ASSIGNMENT ("Assignment"), dated as of April 28, 1995,
                                       ----------
is entered into between Electric Lightwave, Inc., a Delaware corporation ("Lessee"), and Shawmut Bank Connecticut, National Association, not in its individual capacity but solely as Certificate Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement (Electric Lightwave, Inc. Trust No. 1995-A), dated as of the date hereof, among Lessee, Certificate Trustee, Shawmut Bank Connecticut, National

Association, not in its individual capacity but solely as Administrative Agent, BA Leasing & Capital Corporation, not in its individual capacity but solely as Information Agent, the Certificate Purchasers and Lenders identified therein, and Citizens Utilities Company, as Guarantor.

                                 PRELIMINARY STATEMENT
                                 ---------------------

      A. Pursuant to the Participation Agreement, Lessee shall, as Construction Agent, purchase from certain vendors (each a "Seller"), certain
                                                           ------
Equipment (and/or related construction and installation services) comprising, as constructed and installed, one or more Systems that are to be operated for voice, data transmission, video or other communications purposes as component parts or the whole of, or as enhancements to, one or more MANs or FCLs. Lessee's purchase of the Equipment shall be made pursuant to certain purchase orders (the "Purchase Orders").
                                                        ---------------

      B. Lessee desires to lease the Equipment from Certificate Trustee rather than purchase the Equipment from Sellers. Certificate Trustee is willing to acquire certain of Lessee's rights and interests under the Purchase Orders, which rights have been incurred in Lessee's capacity as Construction Agent, all on the terms and conditions hereinafter set forth.

      C. Upon purchase of the Equipment by Certificate Trustee, Lessee shall lease the Equipment from the Certificate Trustee under the Lease.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and in reliance on the above recitals, Certificate Trustee and Lessee hereby agree as follows:

                                 SECTION 1.  ASSIGNMENT
                                 ----------------------

      Lessee does hereby assign and set over to Certificate Trustee all of Lessee's title, rights and interests to and in the Purchase Orders to the extent they relate to the Equipment and all of Lessee's rights to purchase the Equipment identified in an Advance Request, except and to the extent reserved below, including without limitation (a) the right to purchase the Equipment pursuant to the Purchase Orders and the right to take title to the Equipment and to be named the purchaser in the bill or bills of sale for the Equipment to be delivered pursuant to the Purchase Orders, (b) all claims for damages in respect of the

Equipment (including related construction and installation services) arising as a result of any default by the Seller under the Purchase Orders, including without limitation, all warranty and indemnity provisions contained in the Purchase Orders, and all claims arising thereunder in respect of the Equipment, and (c) any and all rights of Lessee to compel performance of the terms of the Purchase Orders, reserving to Lessee, however, so long and only so long as the Equipment shall be subject to the Lease and Lessee shall be entitled to possession of the Equipment thereunder: (i) the rights to demand, accept and retain all rights in and to all property (other than the Equipment), data and services which the Seller is obligated to provide, or does provide, pursuant to the Purchase Orders, (ii) all rights, if any, in respect to spare parts as provided in the Purchase Orders, and (iii) the right, if any, to obtain instructions and data pursuant to the Purchase Orders.



      Notwithstanding the foregoing, so long and only so long as Certificate Trustee shall not have notified the Seller in writing that a Lease Event of Default has occurred and is continuing, Certificate Trustee authorizes Lessee, to the exclusion of Certificate Trustee, to exercise in its own name all rights and powers of the purchaser under the Purchase Orders and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity under the Purchase Orders in respect of the Equipment (including related construction and installation services); provided, however,
                                                            --------  -------
that Lessee may not exercise any of the rights to purchase such Equipment unless, prior to the exercise thereof by Certificate Trustee as to the Equipment, Certificate Trustee shall have delivered to the Seller written notice that Certificate Trustee has released such rights to purchase such Equipment. All the provisions of this Section 1 shall, to the extent inconsistent with the Lease, be governed by the Lease.

           SECTION  2.  ASSUMPTION OF PURCHASE OBLIGATION BY LESSOR,
           --------------------------------------------------------
             CONTINUING LIABILITY OF LESSEE FOR EXCLUDED EQUIPMENT
             -----------------------------------------------------

      Except as provided to the contrary in this Section 2, and subject to
                                                 ---------
Lessee's satisfaction of each of the conditions and covenants described herein, Lessee shall not be responsible for any payment due to the Seller as required in
Section 4.
---------

      Notwithstanding the foregoing paragraph, Certificate Trustee and the Participants shall not have any obligation hereunder to the Seller (i) in respect of Equipment not delivered and accepted on or before April 30, 1998,
(ii) in respect of Equipment with respect to which payment therefor would cause the aggregate purchase price under all Purchase Orders to exceed the aggregate of the Commitments, or (iii) in respect of Equipment for which sufficient funds have not been advanced to Certificate Trustee by the Participants to pay the full purchase price thereof. Equipment for which such obligations are so terminated shall be immediately excluded from the terms and provisions of this Assignment and all other Operative Documents, and in the event of such exclusion, Lessee agrees with Certificate Trustee and covenants, for the benefit of the Seller, that Lessee will purchase from the Seller and will accept delivery of and pay for the Equipment so excluded from this Assignment upon the same terms and conditions as those contained in the Purchase Orders.

      Notwithstanding the foregoing or any other provision of this Assignment to the contrary, the delivery to and acceptance by or on behalf of Certificate Trustee of the Equipment excluded from this Assignment pursuant to the second paragraph of this Section 2 shall be ineffective, ab initio, to create in or
                  ---------                       -- ------
transfer to Certificate Trustee any legal interest in such item of Equipment or to impose on Certificate Trustee any liability, obligation or responsibility with respect thereto. Any right or interest in the Equipment created in or transferred to, or purported to be created in or transferred to, Certificate Trustee shall be held by Certificate Trustee solely as trustee for the benefit of Lessee.


                         SECTION 3.  POWER OF ATTORNEY
                         -----------------------------

      Lessee does hereby appoint Certificate Trustee the true and lawful attorney of Lessee, irrevocably, with full power (in the name of Lessee or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for money due and to become due under, or arising out of, the Purchase Orders to the extent that the same have been assigned by this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which to Certificate Trustee may seem necessary or advisable with respect thereto; provided, however that the exercise of the power of attorney
                 --------  -------
conferred by this Section 3 shall be limited so that such power shall be
                  ---------
exercised only at such times when, pursuant to the terms of the Lease and this Assignment, the Certificate Trustee is permitted to exercise such rights and remedies under the Purchase Orders.


               SECTION 4.  PURCHASE OF EQUIPMENT; LIMITATION OF
               ------------------------------------------------
                        CERTIFICATE TRUSTEE'S LIABILITY
                        -------------------------------

      On each Advance Date, Certificate Trustee shall pay to the Seller the unreimbursed portion of the purchase price of the Equipment to be purchased under the Purchase Order. All such amounts shall be payable to the Seller in same day funds for credit to such accounts as designated in writing by the Seller as applicable, at least one business day prior to the date such payment is to be made. Certificate Trustee shall have no obligation to make the aforesaid payments in its individual or general corporate capacity, but such obligation shall be payable solely from funds advanced to Certificate Trustee by the Participants pursuant to the Trust Agreement.


                         SECTION 5.  FURTHER ASSURANCE
                         -----------------------------

      At any time and from time to time, upon the written request of Certificate Trustee, Lessee shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Certificate Trustee may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.


               SECTION 6.  WARRANTIES AND INDEMNITIES OF LESSEE
               ------------------------------------------------

      Lessee as Construction Agent does hereby represent and warrant that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned to anyone other than Certificate Trustee.

                           SECTION 7.  GOVERNING LAW
                           -------------------------

      This Agreement, and all of the rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of New York, without regard to the conflicts of laws principles thereof.



                           [signature page follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment.

                                    SHAWMUT BANK CONNECTICUT, NATIONAL
                                    ASSOCIATION not in its individual capacity but solely as Certificate Trustee under Electric Lightwave, Inc. Trust No. 1995-A



                                    By:
                 ________________________
                                    Name:  Robert L. Reynolds
                                    Title: Vice President


                                    ELECTRIC LIGHTWAVE, INC.



                                    By:
                 ________________________
                                    Name:
                 ________________________
                                    Title:

________________________

================================================================================
                                 EXHIBIT G TO
                            PARTICIPATION AGREEMENT



                           FORM OF SUPPORT AGREEMENT

                          Dated as of April 28, 1995

                                    Between

                           ELECTRIC LIGHTWAVE, INC.


                                      and

                SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION
                        not in its individual capacity
                       but solely as Certificate Trustee


================================================================================

                                                              Support Agreement

                                 SUPPORT AGREEMENT
                                 -----------------

  THIS SUPPORT AGREEMENT (this "Support Agreement") is made as of April 28, 1995
                                -----------------
by and between ELECTRIC LIGHTWAVE, INC. ("ELI"), and SHAWMUT BANK CONNECTICUT,
                                          ---
NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Trustee under the Trust Agreement dated as of April 28, 1995 ("Certificate
                                                               -----------
Trustee").
-------

  WHEREAS, ELI as Lessee, Certificate Trustee, Shawmut Bank Connecticut, National Association, as Administrative Agent, BA Leasing & Capital Corporation, as Information Agent, Citizens Utilities Company, as Guarantor and the Persons named on Schedules I and II thereto are parties to that certain Participation Agreement (Electric Lightwave, Inc. Trust No. 1955-A) dated as of the date hereof (such agreement, as originally executed or as modified, assigned, amended or supplemented pursuant to the applicable provisions thereof, the "Participation Agreement"), and ELI and Certificate Trustees are parties to that
------------------------
certain Lease dated as of the date hereof (the "Lease"); and
                                                -----

WHEREAS, in the Participation Agreement, ELI agrees to execute and deliver this Support Agreement; and

  WHEREAS, the Participants, Certificate Trustee, and the Agents are each unwilling to enter into the transactions contemplated by the Operative Documents unless ELI executes this Support Agreement, and ELI is therefore entering into this Support Agreement as a material and necessary inducement to the Participants, Certificate Trustee and the Agents to execute and deliver the Operative Documents; and

  WHEREAS, it is in the best interest of ELI to execute this Support Agreement because ELI will derive substantial economic benefits from the transactions contemplated by the Operative Documents;

                                                              Support Agreement

  NOW, THEREFORE, for valuable consideration, the sufficiency and receipt of which are hereby acknowledged, ELI and Certificate Trustee agree as follows:

ARTICLE I.  DEFINITIONS
            -----------

  For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to the Participation Agreement.

  "Access Rights" has the meaning set forth in Section 2.1.
   -------------                               -----------

  "Agreed Return" has the meaning set forth in clause (a) of Article 4.
   -------------                               ----------    ---------

  "Rights of Use" has the meaning set forth in Section 2.2.
   -------------                               -----------

  "Sale Option Purchaser" has the meaning set forth in Section 2.1.
   ---------------------

  "Support Items" has the meaning set forth in Section 2.3.
   -------------                               -----------

  "Support Rights" means all Access Rights, Rights of Use, Support Items and
   --------------
Governmental Approvals.


ARTICLE 2.       GRANT OF RIGHTS AND INTERESTS.
                 -----------------------------

  Section 2.1  Grant of Rights and Interests in Real Property.  Upon the
               ----------------------------------------------
effectiveness of any sale of Equipment subject to a Lease Supplement pursuant to the exercise of the Sale Option under the Lease, ELI shall grant, assign and transfer to the purchaser of such Equipment (a "Sale Option Purchaser") all
                                                ---------------------
sufficient rights of entry or use, licenses, easements, permits, entitlements, leases of real property, and other authorizations and rights, whether obtained by contract, by operation of law or otherwise, which ELI now has or may hereafter acquire that are

                                                              Support Agreement

necessary or useful to the ownership, lease, operation, inspection, repair and replacement of each of the Systems and items of Equipment that at any time are, were or may become subject to such Lease Supplement, including without limitation, (a) contractual rights or permission from building owners or from business entities or other end users to locate any such Systems on their respective premises or to use any such Systems to provide or deliver services (whether such services are provided by Certificate Trustee or any third party) to such premises or to such end users, and (b) all easements, pole attachment rights or agreements, rights of access, ingress and egress to install Equipment comprising all or part of any such System on, over or under any real estate, and to inspect, repair or replace any such Equipment (all rights referred to in this
Section 2.1 being herein referred to collectively as "Access Rights").
-----------                                             -------------

  Section 2.2  Grant of Right of Use.  Upon the effectiveness of any sale of
               ---------------------
Equipment subject to a Lease Supplement pursuant to the exercise of the Sale Option under the Lease, ELI shall grant, assign and transfer to the Sale Option Purchaser an indefeasible right to use ELI's Owned Assets comprising a MAN or FCL in the same Designated Location for the purpose, among others, of using such Systems to provide or make available to building owners and other end users the types of services which such System is capable of providing, including services provided or made available at the time by ELI to other similar Persons as part of ELI's business of operating MANs and FCLs, including, without limitation, the right to connect each of the Systems that at any time are, were or may become subject to such Lease Supplement to ELI's Owned Assets (all rights referred to in this Section 2.2 being herein referred to collectively as "Rights of Use");
        -----------                                           -------------
provided, that ELI shall receive compensation from the Sale Option Purchaser for
--------
such use in accordance with the terms of Article 4.
                                         ---------

  Section 2.3  Grant of Materials and Services. (a)  Upon the effectiveness of
               -------------------------------
any sale of Equipment subject to a Lease

                                                             Support Agreement


Supplement pursuant to the exercise of the Sale Option under the Lease, ELI shall grant, assign and transfer or make available to the Sale Option Purchaser all materials, facilities, Systems, equipment, services and supplies, and ELI's interest in any contracts to provide the same (all items and services referred to in this Section 2.3 being herein referred to collectively as "Support
           -----------                                           -------
Items") which ELI now has or may hereafter acquire that are necessary or useful
-----
to the ownership, lease, operation, repair or replacement of each of the Systems and items of Equipment subject to such Lease Supplement or any other Operative Document, including without limitation, (i) any computer software or hardware used in connection with the operation or maintenance of such Systems and Equipment, (ii) supplemental or replacement voice and data transmission services provided by another Person of a nature similar to the service provided by ELI through the operation of such Systems, (iii) access to or use of, or an option to access or use, telecommunications equipment of another Person, including without limitation cables or a part of the capacity of cables carrying voice or data transmissions, and (iv) ELI's interest in any contracts by which any Person provides a service to ELI which enables ELI to operate such Systems and Equipment on a commercially feasible and economic basis.

        (b) Within thirty (30) days following the date on which ELI notifies Certificate Trustee of any election by ELI of the Sale Option pursuant to
Section 4.5 of the Lease, ELI shall deliver to Certificate Trustee a certificate of an officer of ELI setting forth a list of those materials, facilities, services and supplies that, in the good faith opinion of ELI, constitute relevant Support Items, which list shall indicate, for each material Support Item, (i) whether such Support Item is to be supplied or made available by ELI or an Affiliate of ELI, or is a Support Item that ELI obtains or has the legal right or ability to obtain from a third party (and identifying all such third parties) and (ii) the proposed initial price therefor, which price shall not exceed ELI's cost for such Support Item.

                                                              Support Agreement


        (c)  Following receipt of the certificate referred to in Section 2.3(b),
                                                         --------------
but no later than thirty (30) days after consummation of the Sale Option, the Sale Option Purchaser may provide written notice to ELI identifying which of the Support Items the Sale Option Purchaser elects to be provided by ELI or an Affiliate of ELI at the price indicated. ELI shall submit to the Sale Option Purchaser an invoice for all Support Items provided in the prior month and, upon request, appropriate documentation supporting the determination of the price. The Sale Option Purchaser shall pay the purchase price properly invoiced within thirty (30) days following receipt of the invoice. The Sale Option Purchaser shall have the right, at its option, to arrange to make direct payment to any third party supplier of a Support Item for such Support Item, and ELI shall cooperate with the Sale Option Purchaser in that regard.

        (d) ELI shall provide all material Support Items hereunder to such point or points where such Support Items customarily have been delivered or to such other point or point as the Sale Option Purchaser may from time to time reasonably request.

  Section 2.4  Grant of Permits.  Upon the effectiveness of any sale of
               ----------------
Equipment subject to a Lease Supplement pursuant to the exercise of the Sale Option under the Lease, ELI shall grant, assign and transfer to the Sale Option Purchaser sufficient rights to all Governmental Approvals which ELI now has or may hereafter acquire that are necessary or useful to the ownership, lease, operation, inspection, repair and replacement of each of the Systems and items of Equipment subject to such Lease Supplement that any time are, were or may become subject to the Lease or any other Operative Document.


ARTICLE 3.  GENERAL PROVISIONS
            ------------------

                                                             Support Agreement


  Section 3.1  Term of Support Agreement and Support Rights.  ELI's grant of
               --------------------------------------------
rights to a Sale Option Purchaser pursuant to this Support Agreement shall be effective as of the effective date of the related sale of Equipment and shall continue in full force and effect, without being impaired, waived or lost in whole or in part either as a consequence of non-use thereof by the Sale Option Purchaser or any transferee or for any other reason (other than as otherwise provided in this Support Agreement), for a term of thirty (30) years from the date of grant or, if shorter, for such period as ELI has authority or right to grant; provided, that if ELI thereafter obtains such rights for an additional
       --------
period (whether through renewal of any underlying rights by ELI or otherwise), ELI shall extend the corresponding rights granted to a Sale Option Purchaser pursuant hereto for such additional period, up to thirty (30) years from the date of grant.

  Section 3.2  Availability of Support Items.  None of ELI or its Affiliates
               -----------------------------
shall, in contemplation of a default by ELI under the Lease or a decision by ELI not to repurchase the Systems and Equipment at the expiration of the term of the Lease, cause any existing right or item granted hereunder to cease to be available to or obtainable by it if the result of such cessation would be that such item no longer would be available to any Sale Option Purchaser or Purchasers pursuant to this Support Agreement.

  Section 3.3  Assignability.  ELI shall not be obligated to assign any rights
               -------------
granted in Article 2, including contract rights, easements, government permits,
           ---------
franchises or licenses, that are by their terms or by law nonassignable. If ELI does not have the unilateral right to assign any such rights, ELI shall use its best efforts to obtain on behalf of any Sale Option Purchaser, or to cooperate with and assist Certificate Trustee or such Sale Option Purchaser in obtaining, any such nonassignable rights or permits or rights equivalent thereto.

  Section 3.4  Form of Grant or Assignment.  All grants, transfers and
               ---------------------------
assignments of Support Rights to a Sale Option

                                                             Support Agreement


Purchaser hereunder shall be in form and substance satisfactory to such Sale Option Purchaser, including being in recordable form in the case of easements or other rights or interests that are customarily recorded in the real property records of applicable jurisdictions.

  Section 3.5  Intention of the Parties.  It is the intention of the parties
               ------------------------
hereto that the grant of Support Rights shall be sufficient to enable each Sale Option Purchaser to operate each System sold pursuant to the exercise of the Sale Option in Commercial Operation and in compliance with Design Objectives.

ARTICLE 4.  COMPENSATION FOR USE.
            --------------------

  To the extent that a Sale Option Purchaser shall exercise the indefeasible rights of use granted in Section 2.2, such Sale Option Purchaser shall pay
                         -----------
compensation to ELI in accordance with the following:

                                                             Support Agreement


        (a) With respect to Systems that connect to facilities of end users, such compensation shall equal the amount charged similar end users by ELI (or its assignee) at the time; provided, that, if the return on the equity
                                    --------
     investment of such Sale Option Purchaser in such Systems is less than the Agreed Return (defined below), then the compensation to be paid to ELI (or its assignee) shall be reduced, but not below zero, by the amount of the shortfall between the actual return on equity investment of such Sale Option Purchaser for the previous calendar quarter and the Agreed Return. The Agreed Return shall be (i) the return on equity investment authorized in the most recent rate case for companies rendering telecommunications services by the regulatory commission in the jurisdiction in which such System or Systems are located in which such regulatory commission authorized rates based on tradition utility rate-making concepts of an allowed rate of return on investment, or (ii) in the absence of a rate case decided within two (2) years of the determination, an annual rate equal to the average yield rate on long-term debt obligations of United States corporate entities having long-term debt ratings, as assigned by Moody's Investor's Service, Inc. and Standard and Poor's Corporation (or the higher such rating assigned by such rating agencies, if they do not then assign corresponding investment ratings to Guarantor) that are the same as those assigned by such rating agencies at such times to Guarantor, plus 4.0% (400 basis points) as determined for a calendar quarter of such use, with the relevant average rate determined for any calendar quarter period being applicable to such use for the following calendar quarter;

        (b)  With respect to any Systems not described in clause (a) above and
                                                          ----------
     as to which or for which Lessee is to provide Rights to Use, such compensation shall be in such amount and on such basis as ELI shall charge to others for similar leasing or shared use arrangements; provided, that if
                                                               --------

                                                             Support Agreement


     ELI then charges different rates for such services, the compensation required hereunder shall be at the lowest and otherwise most advantageous (to the user) rate so charged and, if no other similar arrangements involving ELI then exist, the compensation required hereunder shall be determined in accordance with then prevailing industry standards; and

        (c) With respect to any Systems (or compensation for use thereof) not described in clauses (a) or (b) above, such compensation shall be
                  ------------------
     determined on the basis of ELI's then existing practices and prevailing industry standards, which shall be applied in such fashion so as to provide to the Sale Option Purchaser a rate of return, taking into account reasonably projected usage of such System and other relevant factors, equal to the Agreed Return.


ARTICLE 5.  MAINTENANCE, REPAIR, ETC.
            -------------------------

  Section 5.1  Compliance with Laws.  ELI shall comply with all laws,
               --------------------
ordinances, rules and regulations applicable to the Support Rights (including any easements or other real property interests) and to the exercise of the rights and the ownership and operation of the items granted pursuant to this Support Agreement, and with the terms of all contracts relating to such land, rights and items.


ARTICLE 6.  NONEXCLUSIVE.
            ------------

  Certificate Trustee hereby acknowledges that ELI and its successors and assigns shall retain, subject to this Support Agreement, the following:

        (a) The right to amend and modify at any time the terms and provisions of all or any agreements affecting the

                                                             Support Agreement


     land on which the Systems and Equipment are located (other than this Support Agreement and any Operative Document) without notice to or the consent of Certificate Trustee;

        (b) The right to grant third parties interests in the land on which the Systems and Equipment are located; and

        (c) The right to do such other things as shall be necessary or convenient for the business of ELI;

provided, however, that:  (i) so long as a Lease Default has occurred and is
--------  -------
continuing, ELI shall not take any actions under clause (a), (b) or (c) above
                                                 ----------  ---    ---
that are adverse to the business, property or financial prospects of the Sale Option Purchaser, (ii) any such right is subject and subordinate to this Support Agreement and the paramount rights of Certificate Trustee and any Sale Option Purchasers hereunder, and (iii) the exercise of such right shall not (A) during the term of this Support Agreement and the term of any Support Rights granted to a Sale Option Purchaser, whether before or after the exercise of such right, interfere with or impair the use, marketability, value or operation of the Systems and Equipment to or by Certificate Trustee or any Sale Option Purchaser or (B) result in additional costs to any Sale Option Purchaser (unless such costs are reflected in a reduction of the amounts payable by any Sale Option Purchaser under this Support Agreement).

                                                             Support Agreement


ARTICLE 7.  REMEDIES
            --------

  The failure of Certificate Trustee or any Sale Option Purchaser to insist on the performance of any one or more covenants provided in this Support Agreement or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future of such covenant or option. No waiver of any provision of this Support Agreement shall be deemed to have been made unless expressed in writing and signed by the party to be changed. Certificate Trustee and any Sale Option Purchaser shall be entitled to all legal and equitable remedies available under Applicable Law (including, without limitation, specific performance and money damages). ELI hereby acknowledges that monetary damages would not be an adequate remedy for Certificate Trustee or any Sale Option Purchaser in the event of ELI's default hereunder, and ELI expressly agrees that Certificate Trustee or any Sale Option Purchaser shall be entitled to the remedy of specific performance.

  If ELI shall at any time fail to perform any act on its part to be performed under this Support Agreement beyond the expiration of the applicable grace period, then Certificate Trustee may, but shall not be obligated to, perform any act on the defaulting party's part to be performed under this Support Agreement, without further notice or demand upon the defaulting party and without waiving or releasing the defaulting party from any obligations of the defaulting party contained in this Support Agreement. Upon performing any of ELI's covenants pursuant to this Article 7, Certificate Trustee shall promptly give notice
                 ---------
thereof to ELI, but such notice shall not constitute a waiver or release of the defaulting party from any obligations of the defaulting party contained in this Support Agreement. All sums paid or payable by Certificate Trustee pursuant to this Article 7 and all reasonably necessary incidental costs and expenses paid
     ---------
or incurred in connection with any performance pursuant to this Article 7 shall
                                                                ---------
be promptly paid by ELI upon demand thereof.

                                                             Support Agreement


ARTICLE 8.  FURTHER ASSURANCES
            ------------------

  Each party shall promptly and duly execute and deliver to the other party such documents and take such further action as either party may reasonably request to carry out more effectively the intent and purpose of this Support Agreement.
ELI shall pay to Certificate Trustee all costs and expenses incurred by Certificate Trustee in connection with this Article 8. ELI shall acquire and
                                ---------
subject make to this Support Agreement such property so that Certificate Trustee may be granted such Support Rights as were not initially granted hereby if the same are reasonably necessary for the use and operation of the Systems and the Equipment.

                                                             Support Agreement


ARTICLE 9.  SUCCESSORS AND ASSIGNS
            ----------------------

  Section 9.1  Successor Trustee.  If a successor Certificate Trustee or co-
               -----------------
trustee, as the case may be, is appointed in accordance with the terms of the Trust Agreement, such successor Certificate Trustee or co-trustee, as the case may be, shall, without further act, succeed to all the rights, duties, immunities and obligations of Certificate Trustee hereunder and the predecessor Certificate Trustee or co-trustee, as the case may be, shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by ELI and without in any way altering the terms of this Support Agreement or ELI's obligations hereunder. ELI shall, at its expense, upon receipt of written notice of the appointment of a successor Certificate Trustee or co-trustee, as the case may be, under the Trust Agreement, promptly make such modifications and changes to reflect such appointment as shall be reasonably requested by such successor Certificate Trustee or co-trustee, as the case may be, in such insurance policies, schedules, certificates and other instruments relating to the Support Agreement as shall be specified by such successor Certificate Trustee or co-trustee, as the case may be, all in form and substance satisfactory to such successor Certificate Trustee or co-trustee, as the case may be.

  Section 9.2  Assignment.  This Support Agreement shall be binding upon and
               ----------
shall inure to the benefit of ELI, Certificate Trustee and their respective successors and assigns. Specifically, Certificate Trustee shall have the right to grant, reassign and retransfer to other Persons all Support Rights that are to be granted pursuant to this Support Agreement without the consent of ELI.
Any Person to whom ELI (or a transferee of an ELI transferee) transfers all or any portion of a System, whether owned or leased, shall agree to be bound by the terms and conditions of this Support Agreement and to provide to any Sale Option Purchaser all Support Rights that ELI or its predecessor in interest otherwise would be obligated to grant; provided, that the
                             --------

                                                             Support Agreement


obligations of such transferee under this Support Agreement shall arise only to the extent that such obligations relate to the MAN or FCL such transferee receives in the transfer from ELI or its predecessor.

  Section 9.3  ELI's Obligations.  To the extent that, upon a transfer of
               -----------------
Systems or Equipment, ELI does not transfer to such transferee any right or item that ELI would be obligated to provide to Certificate Trustee pursuant to this Support Agreement were ELI to continue as owner of the Systems and Equipment, then ELI's obligation to provide such right or item to Certificate Trustee shall not be extinguished by such transfer of Systems or Equipment, but shall instead continue in full, as if ELI continued to be the owner of the Systems or Equipment so transferred.

ARTICLE 10.  MISCELLANEOUS
             -------------

  Section 10.1  Severability.  If any provision of this Support Agreement or the
                ------------
application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Support Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Support Agreement shall be valid and be enforced to the fullest extent permitted by law.

  Section 10.2  Termination.  Notwithstanding anything to the contrary contained
                -----------
in this Support Agreement, so long as the Lease is in effect, ELI shall have no right to terminate this Support Agreement. Upon the expiration or earlier termination of the Lease, Certificate Trustee shall have the option to terminate this Support Agreement or the applicability of this Support Agreement to a Lease Supplement at any time thereafter by notice to ELI, and upon the giving of such notice this Support Agreement shall terminate as to the Lease Supplement specified by Certificate Trustee; provided, that no such termination shall apply
                                  --------
to or

                                                             Support Agreement


affect any Support Rights theretofore granted to a Sale Option Purchaser.

  Section 10.3  Modification.  This Support Agreement may not be modified or
                ------------
terminated except by a writing signed by ELI and Certificate Trustee. Any such modification or termination made otherwise than as expressly permitted by this
Section 10.3 shall be void.
------------

  Section 10.4  Headings.  The headings preceding the various sections hereof
                --------
are for convenience of reference only and shall not be deemed to affect the meaning or construction hereof.

  Section 10.5  Counterparts.  This Support Agreement may be executed in any
                ------------
number of counterparts, each counterpart constituting an original but all together one and the same instrument and contract.

  Section 10.6  GOVERNING LAW.  THIS SUPPORT AGREEMENT AND ALL OF THE RIGHTS AND
                -------------
OBLIGATIONS HEREUNDER, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH JURISDICTION.

  Section 10.7  Notices.  Any notices or consents provided for in this Support
                -------
Agreement shall be in writing and shall be given in the manner provided in the Participation Agreement.

  Section 10.8  FINAL AGREEMENT.  THIS AGREEMENT REPRESENTS THE ENTIRE FINAL
                ---------------
AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                                             Support Agreement


  Section 10.9  JURY TRIAL.  EACH OF ELI AND CERTIFICATE TRUSTEE WAIVES, TO THE
                ----------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY RELATED DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


                                 [signature page follows]

                                                            Support Agreement



  IN WITNESS WHEREOF, the parties hereto have caused this Support Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ELECTRIC LIGHTWAVE, INC.



                              By: _______________________________
                              Name:   Robert J. DeSantis
                              Title:  Chief Financial Officer


                              SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Trustee


                              By:  _____________________________
                              Name:   Robert L. Reynolds
                              Title:  Vice President